                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       HIGH YIELD BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter ...........................................................  1
Financial Highlights ........................................................  3
Statement of Assets and Liabilities .........................................  4
Statement of Operations .....................................................  5
Statements of Changes in Net Assets .........................................  6
Notes to Financial Statements ............................................... 11
Report of Independent Accountants ........................................... 14

                                                           Fund         Schedule of
                                                           Summary      Investments
High Yield Bond Portfolio (Administrative Class) ............ 2           7-10

     Chairman's Letter

     Dear PIMCO Variable Insurance Trust Shareholder:

     Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

     The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

     During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

     The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

     On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,

     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     January 31, 2002


                                                      12.31.01 | Annual Report 1

High Yield Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily higher yielding fixed income securities.

DURATION:

4.49 years

FUND INCEPTION DATE:

4/30/1998

TOTAL NET ASSETS:

$264.7 million

SECTOR BREAKDOWN*

                       Corporate Bonds & Notes   84.8%
                       Short-Term Instruments     5.1%
                       Other                     10.1%


QUALITY BREAKDOWN*

                                AAA    4.6%
                                 AA    2.5%
                                 A     2.3%
                                BBB   14.2%
                                 BB   48.1%
                                  B   27.4%
                                CCC    0.5%
                                 CC    0.3%
                                  C    0.1%


*% of Total Investments as of December 31, 2001

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                            1 Year       3 Years*       Since
                                                                      Inception*
High Yield Bond Portfolio                    2.35%         1.49%         1.70%
Administrative Class

Lehman Brothers BB U.S. High Yield          10.16%         5.31%            -
Index
* Annualized

 CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

 $10,000 invested at inception

                              High Yield         Lehman Brothers
                            Bond Portfolio         BB U.S. High
              Month          Admin. Class          Yield Index
         ==============   ==================   ===================
           04/30/1998           10,000                10,000
           05/31/1998           10,004                10,065
           06/30/1998           10,101                10,126
           07/31/1998           10,195                10,179
           08/31/1998            9,722                 9,898
           09/30/1998            9,858                10,108
           10/31/1998            9,760                 9,979
           11/30/1998           10,152                10,218
           12/31/1998           10,180                10,282
           01/31/1999           10,357                10,388
           02/28/1999           10,279                10,311
           03/31/1999           10,383                10,386
           04/30/1999           10,539                10,492
           05/31/1999           10,335                10,365
           06/30/1999           10,331                10,341
           07/31/1999           10,338                10,380
           08/31/1999           10,288                10,315
           09/30/1999           10,292                10,357
           10/31/1999           10,277                10,322
           11/30/1999           10,403                10,410
           12/31/1999           10,486                10,508
           01/31/2000           10,419                10,434
           02/29/2000           10,401                10,454
           03/31/2000           10,205                10,354
           04/30/2000           10,253                10,390
           05/31/2000           10,226                10,394
           06/30/2000           10,393                10,618
           07/31/2000           10,443                10,794
           08/31/2000           10,619                10,961
           09/30/2000           10,589                10,907
           10/31/2000           10,397                10,742
           11/30/2000           10,162                10,686
           12/31/2000           10,396                10,900
           01/31/2001           10,726                11,301
           02/28/2001           10,742                11,463
           03/31/2001           10,540                11,502
           04/30/2001           10,417                11,619
           05/31/2001           10,516                11,788
           06/30/2001           10,354                11,700
           07/31/2001           10,514                11,888
           08/30/2001           10,607                12,015
           09/30/2001           10,155                11,426
           10/31/2001           10,450                11,715
           11/30/2001           10,678                12,055
           12/31/2001           10,640                12,007

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio's Administrative Class inception on 4/30/1998, compared to the Lehman Brothers BB U.S. High Yield Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.


PORTFOLIO INSIGHTS
.. The High Yield Bond Portfolio Administrative Class shares returned 2.35% for the annual period ended December 31, 2001, compared to 10.16% for the Lehman Brothers BB U.S. High Yield Index.
..  The Portfolio's exposure to B rated credits detracted from performance versus the BB rated benchmark as BBs outperformed Bs by 9.17%.
.. Holdings of telecom credits were a negative as strong security selection, due to a higher quality focus, did not fully offset the negative impact from overweighting the sector.
..  A decision to overweight healthcare issues combined with positive security selection within the sector added to returns.
.. Avoiding "fallen angels" in the equipment sector such as Xerox and Lucent, detracted from results as these issues rebounded sharply from the low prices following their downgrade in the high yield market.

 2 Annual Report | 12.31.01

Financial Highlights

High Yield Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:     12/31/2001     12/31/2000      12/31/1999     04/30/1998-12/31/1998
Net asset value beginning of period                     $       8.33     $     9.18     $      9.67         $  10.00
Net investment income (a)                                       0.64           0.77            0.77             0.51
Net realized / unrealized loss on investments (a)              (0.45)         (0.85)          (0.49)           (0.34)
Total income from investment operations                         0.19          (0.08)           0.28             0.17
Dividends from net investment income                           (0.64)         (0.77)          (0.77)           (0.50)
Total distributions                                            (0.64)         (0.77)          (0.77)           (0.50)
Net asset value end of period                           $       7.88     $     8.33     $      9.18         $   9.67
Total return                                                    2.35%         (0.86)%          3.01%            1.80%
Net assets end of period (000s)                         $    264,718     $  169,557     $   151,020         $ 49,761
Ratio of net expenses to average net assets                     0.75%(c)       0.75%           0.75%(b)         0.75%*
Ratio of net investment income to average net assets            7.88%          8.81%           8.25%            7.90%*
Portfolio turnover rate                                          129%            59%             13%              13%

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

High Yield Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                                                 $   261,356
Cash                                                                                                          380
Receivable for investments sold and forward foreign currency contracts                                      9,658
Receivable for Portfolio shares sold                                                                          192
Interest and dividends receivable                                                                           5,356
Variation margin receivable                                                                                    69
Other assets                                                                                                    1
-----------------------------------------------------------------------------------------------------------------
                                                                                                          277,012
-----------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts                              $     8,667
Payable for Portfolio shares redeemed                                                                       3,458
Accrued investment advisory fee                                                                                56
Accrued administration fee                                                                                     79
Accrued servicing fee                                                                                          34
                                                                                                           12,294
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            $   264,718
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                                       $   299,700
Undistributed net investment income                                                                            60
Accumulated undistributed net realized (loss)                                                             (23,021)
Net unrealized (depreciation)                                                                             (12,021)
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $   264,718
-----------------------------------------------------------------------------------------------------------------

Net Assets:

Administrative Class                                                                                  $   264,718

Shares Issued and Outstanding:

Administrative Class                                                                                       33,608

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Administrative Class                                                                                  $      7.88
-----------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                                             $   273,552
-----------------------------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

High Yield Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                                $     19,394
Dividends, net of foreign taxes                                                                                  384
Miscellaneous income                                                                                               9
   Total Income                                                                                               19,787


Expenses:

Investment advisory fees                                                                                         573
Administration fees                                                                                              802
Distribution and/or servicing fees - Administrative Class                                                        344
Trustees' fees                                                                                                    19
Organization costs                                                                                                 1
   Total expenses                                                                                              1,739
   Reimbursement by Manager                                                                                       (9)
   Net Expenses                                                                                                1,730

Net Investment Income                                                                                         18,057
--------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                                           (11,383)
Net realized (loss) on foreign currency transactions                                                              (2)
Net change in unrealized (depreciation) on investments                                                        (2,083)
Net change in unrealized appreciation on futures contracts and written options                                   178
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in
foreign currencies                                                                                                (3)
   Net (Loss)                                                                                                (13,293)

Net Increase in Assets Resulting from Operations                                                        $      4,764
--------------------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

High Yield Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                               Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                 December 31, 2001       December 31, 2000
Operations:
Net investment income                                                       $      18,057            $     13,714
Net realized (loss)                                                               (11,385)                (10,512)
Net change in unrealized (depreciation)                                            (1,908)                 (4,514)
Net increase (decrease) resulting from operations                                   4,764                  (1,312)
-----------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Administrative Class                                                           (18,049)                (13,713)
From net realized capital gains
   Administrative Class                                                                 0                       0

Total Distributions                                                               (18,049)                (13,713)
-----------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Administrative Class                                                           224,991                  98,676
Issued as reinvestment of distributions
   Administrative Class                                                            18,048                  13,713
Cost of shares redeemed
   Administrative Class                                                          (134,593)                (78,827)
Net increase resulting from Portfolio share transactions                          108,446                  33,562

Total Increase in Net Assets                                                       95,161                  18,537
-----------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                               169,557                 151,020
End of period *                                                             $     264,718            $    169,557

*Including net undistributed investment income of:                          $          60            $          1

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
High Yield Bond Portfolio
December 31, 2001

                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 83.7%
--------------------------------------------------------------------------------
   Banking & Finance 4.6%
   Arvin Capital
        9.500% due 02/01/2027                          $   700       $     571
   Cedar Brakes II LLC
        9.875% due 09/01/2013                            1,250           1,262
   Credit & Repack Securities Ltd.
     10.250% due 10/30/2006                              1,250           1,244
   Finova Group, Inc.
        7.500% due 11/15/2009                            2,500           1,063
   Forest City Enterprises, Inc.
        8.500% due 03/15/2008                            1,205           1,187
   Gemstone Investors LTD
        7.710% due 10/31/2004                            1,500           1,459
   Golden State Holdings
        7.000% due 08/01/2003                              500             504
   Host Marriott LP
        9.500% due 01/15/2007                            1,700           1,711
   JET Equipment Trust
        7.630% due 08/15/2012                              420             365
   Pemex Master Trust
        8.000% due 11/15/2011                            1,750           1,763
   Reliance Group Holdings, Inc.
        0.000% due 11/15/2049 (c)                        1,200               0
   Trizec Finance Ltd.
     10.875% due 10/15/2005                              1,120           1,151
                                                                     ---------
                                                                        12,280
                                                                     =========
   Industrials 66.3%
   360 Networks, Inc.
     13.000% due 05/01/2008 (c)                            500               0
     11.999% due 08/01/2009 (c)                          3,500              13
   Adelphia Business Solutions, Inc.
     12.250% due 09/01/2004                                675              84
   Adelphia Communications Corp.
     10.250% due 11/01/2006                                550             563
      9.875% due 03/01/2007                              1,600           1,593
      9.375% due 11/15/2009                                500             482
     10.875% due 10/01/2010                                500             512
   Airgas, Inc.
        9.125% due 10/01/2011                              900             953
   Alliant Techsystems, Inc.
        8.500% due 05/15/2011                            1,000           1,044
   Allied Waste Industries, Inc.
        6.100% due 01/15/2003                            1,250           1,237
   Allied Waste North America, Inc.
        7.625% due 01/01/2006                              550             545
        8.500% due 12/01/2008                            1,000           1,014
        7.875% due 01/01/2009                            3,240           3,190
   American Cellular Corp.
        9.500% due 10/15/2009                            1,500           1,462
   American Media Operation, Inc.
     10.250% due 05/01/2009                                500             507
   American Standard Cos., Inc.
        7.375% due 04/15/2005                            1,200           1,217
   AmeriGas Partners LP
     10.000% due 04/15/2006                                300             317
     10.125% due 04/15/2007                              1,063           1,102
   AmerisourceBergen Corp.
        8.125% due 09/01/2008                            1,000           1,029
   AM-FM, Inc.
        8.000% due 11/01/2008                            1,000           1,042
   Amphenol Corp.
        9.875% due 05/15/2007                              340             363
   Arco Chemical Co.
     10.250% due 11/01/2010                                600             575
   Argosy Gaming Co.
        9.000% due 09/01/2011                              700             734
   Armkel LLC
        9.500% due 08/15/2009                            1,150           1,212
   Avecia Group PLC
     11.000% due 07/01/2009                              1,000             959
   Ball Corp.
        7.750% due 08/01/2006                              750             802
        8.250% due 08/01/2008                              250             264
Beverly Enterprises, Inc.
     9.000% due 02/15/2006                             $   500       $     512
     9.625% due 04/15/2009                               1,000           1,055
Briggs & Stratton Corp.
     8.875% due 03/15/2011                               1,050           1,103
British Sky Broadcasting Group PLC
     7.300% due 10/15/2006                                 500             508
     6.875% due 02/23/2009                               1,000             959
     8.200% due 07/15/2009                               2,000           2,062
Building Materials Corp.
     7.750% due 07/15/2005                                 200             169
     8.625% due 12/15/2006                                 250             206
     8.000% due 10/15/2007                                 200             154
Cadmus Communications Corp.
     9.750% due 06/01/2009                                 300             287
Canwest Media, Inc.
   10.625% due 05/15/2011                                1,500           1,603
Century Aluminum Co.
   11.750% due 04/15/2008                                  500             520
Century Communications Corp.
     8.750% due 10/01/2007                                 900             843
CF Cable TV, Inc.
     9.125% due 07/15/2007                                 600             613
Charter Communications Holdings LLC
     8.250% due 04/01/2007                                 600             580
   10.000% due 04/01/2009                                  875             902
     8.625% due 04/01/2009                                 150             145
   10.750% due 10/01/2009                                2,000           2,120
     9.625% due 11/15/2009                               1,400           1,425
     0.000% due 01/15/2011 (e)                             500             333
     0.000% due 04/01/2011 (e)                             700             510
   10.000% due 05/15/2011                                  500             511
Coltec Industries, Inc.
     7.500% due 04/15/2008                                 400             405
Consolidated Container
   10.125% due 07/15/2009                                  450             344
Constellation Brands, Inc.
     8.000% due 02/15/2008                                 300             305
     8.500% due 03/01/2009                               1,000           1,010
Continental Airlines, Inc.
     7.033% due 06/15/2011                                 742             617
     7.373% due 12/15/2015                               1,000             874
Cott Beverages, Inc.
     8.000% due 12/15/2011                                 200             195
Crown Castle International Corp.
   10.750% due 08/01/2011                                  850             835
CSC Holdings, Inc.
     7.875% due 12/15/2007                                 200             206
     7.250% due 07/15/2008                                 500             496
     8.125% due 08/15/2009                               1,505           1,548
     7.625% due 04/01/2011                               3,100           3,109
     9.875% due 02/15/2013                                 900             961
     7.875% due 02/15/2018                                 500             488
DaVita, Inc.
     9.250% due 04/15/2011                                 750             791
Dimon, Inc.
     9.625% due 10/15/2011                                 550             572
Dresser, Inc.
     9.375% due 04/15/2011                               1,850           1,896
Dunlop Stand Aerospace Holdings
   11.875% due 05/15/2009                                  400             406
Echostar Broadband Corp.
   10.375% due 10/01/2007                                  200             211
Echostar Communications Corp.
     9.250% due 02/01/2006                               1,250           1,281
     9.375% due 02/01/2009                               1,875           1,941
Electric Lightwave, Inc.
     6.050% due 05/15/2004                                 500             488
Equistar Chemical/Funding
   10.125% due 09/01/2008                                  750             758
Extended Stay America, Inc.
     9.875% due 06/15/2011                                 500             519
Extendicare Health Services
     9.350% due 12/15/2007                                 700             662
Fairpoint Communications, Inc.
     9.500% due 05/01/2008                                 850             727
   12.500% due 05/01/2010                                  200             191
Ferrellgas Partners LP
     9.375% due 06/15/2006                               1,105           1,119

                             See accompanying notes | 12.31.01 | Annual Report 7

High Yield Bond Portfolio
December 31, 2001

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)

Ferro Corp.
     9.125% due 01/01/2009                             $    300      $     309
Fisher Scientific International
     9.000% due 02/01/2008                                2,050          2,112
Flag Ltd.
     8.250% due 01/30/2008                                1,000            690
Forest Oil Corp.
    10.500% due 01/15/2006                                  500            533
     8.000% due 06/15/2008                                  500            505
Fox/Liberty Networks LLC
     0.000% due 08/15/2007 (e)                              750            750
     8.875% due 08/15/2007                                1,500          1,560
Fresenius Medical Care
     7.875% due 06/15/2011                                1,500          1,500
Garden State Newspapers
     8.750% due 10/01/2009                                  850            843
     8.625% due 07/01/2011                                  250            245
Golden Northwest Aluminum
    12.000% due 12/15/2006                                  125             76
Gray Communication System, Inc.
     9.250% due 12/15/2011                                  700            701
Harrahs Operating Co., Inc.
     7.875% due 12/15/2005                                3,400          3,536
     7.500% due 01/15/2009                                  500            506
HCA - The Healthcare Co.
     7.000% due 07/01/2007                                  700            714
     8.700% due 02/10/2010                                1,750          1,907
     7.875% due 02/01/2011                                1,000          1,025
HEALTHSOUTH Corp.
     8.500% due 02/01/2008                                1,110          1,160
     8.375% due 10/01/2011                                1,000          1,035
Hercules, Inc.
    11.125% due 11/15/2007                                1,100          1,150
     6.600% due 08/01/2027                                  500            439
Hollinger International Publishing
     8.625% due 03/15/2005                                1,000          1,011
     9.250% due 02/01/2006                                  200            199
     9.250% due 03/15/2007                                  650            648
Hollinger Participation Trust
   12.125% due 11/15/2010                                   850            711
Horseshoe Gaming Holding
     8.625% due 05/15/2009                                1,200          1,245
Host Marriott LP
     8.375% due 02/15/2006                                1,300          1,258
     9.250% due 10/01/2007                                2,000          2,003
Huntsman Corp.
     9.500% due 07/01/2007                                  625            119
Ingles Markets, Inc.
     8.875% due 12/01/2011                                  450            444
Insight Midwest/Insight Capital
     9.750% due 10/01/2009                                  250            265
   10.500% due 11/01/2010                                 2,000          2,170
International Game Technology
     8.375% due 05/15/2009                                3,650          3,860
ISP Holdings, Inc.
   10.625% due 12/15/2009                                 1,000          1,005
   10.250% due 07/01/2011                                   950            998
John Q. Hammons Hotels
     8.875% due 02/15/2004                                  750            735
     9.750% due 10/01/2005                                  100            100
Jupiters Ltd.
     8.500% due 03/01/2006                                  800            804
Kmart Corp.
     9.780% due 01/05/2020 (c)                              300            210
KPNQWest BV
     8.125% due 06/01/2009                                  650            426
Lear Corp.
     7.960% due 05/15/2005                                  500            507
Level 3 Communications, Inc.
    11.000% due 03/15/2008                                  450            227
     9.125% due 05/01/2008                                  700            333
Leviathan Gas Corp.
   10.375% due 06/01/2009                                 1,050          1,118
LIN Television Corp.
     8.000% due 01/15/2008                                1,900          1,924
Lyondell Chemical Co.
     9.625% due 05/01/2007                                1,000          1,013
     9.875% due 05/01/2007                                  400            403
     9.500% due 12/15/2008                                  700            697
Macdermid, Inc.
     9.125% due 07/15/2011                             $    900      $     927
Mandalay Resort Group
     6.750% due 07/15/2003                                1,100          1,095
     9.250% due 12/01/2005                                  200            202
   10.250% due 08/01/2007                                   500            521
     7.000% due 11/15/2036                                  650            576
     6.700% due 11/15/2096                                  350            345
Manor Care, Inc.
     8.000% due 03/01/2008                                1,500          1,560
McLeodUSA, Inc.
   11.500% due 05/01/2009                                   900            203
Mediacom LLC
     9.500% due 01/15/2013                                  500            521
Metromedia Fiber Network, Inc.
   10.000% due 11/15/2008                                   750            221
MGM Grand, Inc.
     6.950% due 02/01/2005                                  750            754
MGM Mirage, Inc.
     9.750% due 06/01/2007                                2,000          2,105
     8.500% due 09/15/2010                                  750            768
Midwest Generation LLC
     8.560% due 01/02/2016                                1,000            982
Millenium America, Inc.
     9.250% due 06/15/2008                                  800            820
Mirage Resorts, Inc.
     7.250% due 10/15/2006                                  600            591
Newpark Resources, Inc.
     8.625% due 12/15/2007                                1,500          1,399
Nextel Communications, Inc.
     0.000% due 10/31/2007 (e)                            1,600          1,148
     9.375% due 11/15/2009                                1,000            793
Nextel Partners, Inc.
   12.500% due 11/15/2009                                   500            440
Northwest Airlines, Inc.
     6.841% due 04/01/2011                                1,500          1,400
Om Group, Inc.
     9.250% due 12/15/2011                                  650            666
Omnicare, Inc.
     8.125% due 03/15/2011                                1,600          1,664
Park Place Entertainment Corp.
     7.875% due 12/15/2005                                  300            300
     8.875% due 09/15/2008                                1,000          1,021
     8.125% due 05/15/2011                                  600            590
Piedmont Aviation, Inc.
   10.250% due 03/28/2005                                   400            300
Pioneer National Resources Co.
     8.875% due 04/15/2005                                  250            256
     8.250% due 08/15/2007                                1,400          1,429
     6.500% due 01/15/2008                                  650            604
Price Communications Wireless, Inc.
     9.125% due 12/15/2006                                2,330          2,481
Pride International, Inc.
     9.375% due 05/01/2007                                1,600          1,692
Primedia, Inc.
     8.500% due 02/01/2006                                2,000          1,820
     8.875% due 05/15/2011                                  500            453
PSS World Medical, Inc.
     8.500% due 10/01/2007                                1,000          1,005
Quebecor Media, Inc.
   11.125% due 07/15/2011                                 1,450          1,555
Qwest Corp.
     7.750% due 02/15/2031                                  440            423
R & B Falcon Corp.
     9.125% due 12/15/2003                                  750            776
R.H. Donnelly, Inc.
     9.125% due 06/01/2008                                  700            725
Rogers Cantel, Inc.
     8.300% due 10/01/2007                                1,500          1,470
     8.800% due 10/01/2007                                  750            731
     9.375% due 06/01/2008                                  500            518
Rural Cellular Corp.
     9.625% due 05/15/2008                                  700            725
Safety-Kleen Corp.
     9.250% due 06/01/2008 (c)                            1,450              0
     9.250% due 05/15/2009 (c)                              250              0
Santa Fe Energy Resources, Inc.
     8.750% due 06/15/2007                                  500            525
SC International Services, Inc.
     9.250% due 09/01/2007                                1,000            610

                             8 Annual Report | 12.31.01 | See accompanying notes

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)

Sinclair Broadcast Group, Inc.
     9.000% due 07/15/2007                   $    200       $    202
     8.750% due 12/15/2007                        450            451
     8.750% due 12/15/2011                      1,150          1,156
Smithfield Foods
     8.000% due 10/15/2009                      1,000          1,035
Starwood Hotels & Resorts
     6.750% due 11/15/2005                      1,650          1,603
Station Casinos, Inc.
     9.750% due 04/15/2007                        550            562
     8.875% due 12/01/2008                        100             99
Telecorp PCS, Inc.
    10.625% due 07/15/2010                        510            594
Telewest Communications PLC
    11.000% due 10/01/2007 (d)                  1,800          1,303
     0.000% due 04/15/2009 (e)                    170             75
Tembec Industries, Inc.
     8.500% due 02/01/2011                        800            832
Time Warner, Inc.
     9.750% due 07/15/2008                        800            646
Triad Hospitals, Inc.
     8.750% due 05/01/2009                      1,500          1,571
Tritel PCS, Inc.
     0.000% due 05/15/2009 (e)                    400            342
    10.375% due 01/15/2011                      1,390          1,599
U.S. Airways, Inc.
     9.625% due 09/01/2003                      1,825          1,386
     9.330% due 01/01/2006                        104             79
United Air Lines, Inc.
     7.730% due 07/01/2010                      1,000            909
     6.602% due 09/01/2013                      1,000            809
Univision Communications, Inc.
     7.850% due 07/15/2011                      1,600          1,620
Vintage Petroleum, Inc.
     9.000% due 12/15/2005                      1,800          1,854
     7.875% due 05/15/2011                      1,000            985
VoiceStream Wireless Corp.
    10.375% due 11/15/2009                        390            445
WCG Corp.
     8.250% due 03/15/2004                      1,200          1,164
Western Gas Resources, Inc.
    10.000% due 06/15/2009                        750            799
Westport Resources Corp.
     8.250% due 11/01/2011                        700            711
Williams Communications Group, Inc.
    10.700% due 10/01/2007                         50             21
    10.875% due 10/01/2009                      1,050            436
World Color Press, Inc.
     7.750% due 02/15/2009                        250            246
XTO Energy Inc.
     9.250% due 04/01/2007                        250            263
     8.750% due 11/01/2009                      1,450          1,519
Young Broadcasting, Inc.
     8.500% due 12/15/2008                        450            455
    10.000% due 03/01/2011                      1,500          1,403
                                                            --------
                                                             175,503
                                                            ========
Utilities 12.8%
AES Corp.
     8.750% due 06/15/2008                        500            443
     9.500% due 06/01/2009                        300            275
     9.375% due 09/15/2010                      3,050          2,760
AT&T Canada, Inc.
     0.000% due 06/15/2008 (e)                  1,325            668
AT&T Corp.
     8.000% due 11/15/2031                      1,100          1,155
AT&T Wireless Services, Inc.
     7.875% due 03/01/2011                        330            353
Azurix Corp.
    10.375% due 02/15/2007                        950            670
BRL Universal Equipment
     8.875% due 02/15/2008                        200            209
Calpine Corp.
     7.625% due 04/15/2006                      1,390          1,251
    10.500% due 05/15/2006                        175            165
     8.750% due 07/15/2007                      1,700          1,536
     7.875% due 04/01/2008                      2,200          1,997
     7.750% due 04/15/2009                        200            177
Chesapeake Energy Corp.
     8.375% due 11/01/2008                   $  1,100       $  1,092
     8.125% due 04/01/2011                        300            293
Citizens Communications Co.
     9.000% due 08/15/2031                      1,000          1,089
CMS Energy Corp.
     6.750% due 01/15/2004                        500            492
     7.000% due 01/15/2005                      1,000            992
     8.900% due 07/15/2008                        500            501
     7.500% due 01/15/2009                      2,500          2,451
     8.500% due 04/15/2011                        300            300
El Paso Energy Partners
     8.500% due 06/01/2011                        700            711
France Telecom
     8.500% due 03/01/2031                      1,000          1,145
Hanover Equipment Trust
     8.500% due 09/01/2008                        750            784
IPALCO Enterprises, Inc.
     7.625% due 11/14/2011                        600            570
Key Energy Services, Inc.
     8.375% due 03/01/2008                        700            711
Mastec, Inc.
     7.750% due 02/01/2008                      1,000            840
Mediacom Broadband LLC
    11.000% due 07/15/2013                      1,100          1,213
Mission Energy Holding Co.
    13.500% due 07/15/2008                        500            548
Niagara Mohawk Power Co.
     0.000% due 07/01/2010 (e)                  1,500          1,414
Pinnacle Partners
     8.830% due 08/15/2004                        300            289
Pogo Producing Co.
     8.250% due 04/15/2011                      1,400          1,428
PSEG Energy Holdings, Inc.
    10.000% due 10/01/2009                      1,400          1,500
Rogers Communication, Inc.
     8.875% due 07/15/2007                        200            204
SESI, LLC
     8.875% due 05/15/2011                      1,500          1,418
Sprint Capital Corp.
     6.875% due 11/15/2028                        920            848
Stone Energy Corp.
     8.250% due 12/15/2011                        650            652
Tesoro Petroleum Corp.
     9.625% due 11/01/2008                        250            261
US Unwired, Inc.
     0.000% due 11/01/2009 (e)                    750            533
                                                            --------
                                                              33,938
 Total Corporate Bonds & Notes                              --------
   (Cost $  233,378)                                         221,721
                                                            ========

--------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 0.8%
--------------------------------------------------------------------
Collateralized Mortgage Obligations 0.8%
Washington Mutual, Inc.
     6.398% due 10/25/2039                      2,000          2,040
                                                            --------
Total Mortgage-Backed Securities                               2,040
(Cost $  2,021)                                             ========

ASSET-BACKED SECURITIES 3.8%

Airplanes Pass Through Trust
    10.875% due 03/15/2019                      1,333            379
Conseco Finance
     9.300% due 10/15/2030                      1,300          1,396
Emmis Communications Corp.
     7.257% due 08/31/2009                      1,462          1,465
Extended Stay America, Inc.
     4.698% due 01/31/2009                      2,000          1,994
Nextel Finance
     6.937% due 06/30/2008                        500            453
     7.187% due 12/31/2008                        500            453

                             See accompanying notes | 12.31.01 | Annual Report 9

High Yield Bond Portfolio
December 31, 2001
                                             Principal
                                                Amount         Value
                                                (000s)        (000s)

SPX Corp.
        9.400% due 06/14/2005                 $  2,000      $  2,026
Stone Container Corp.
        7.125% due 10/01/2005                      269           267
        6.125% due 10/01/2005                    1,231         1,230
        7.125% due 03/31/2006                      268           267
        6.125% due 03/31/2006                      232           231
                                                            --------
Total Asset-Backed Securities                                 10,161
(Cost $  10,706)                                            ========

SOVEREIGN ISSUES 0.5%

Republic of Panama
        4.750% due 07/17/2014                      289           256
United Mexican States
        10.375% due 02/17/2009                   1,000         1,142
                                                            --------
Total Sovereign Issues                                         1,398
(Cost $  1,382)                                             ========

--------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (f)(g) 0.2%
--------------------------------------------------------------------
KPNQWest BV
        8.875% due 02/01/2008           EC         250           151
Remy Cointreau S.A.
        10.000% due 07/30/2005                     400           381
                                                            --------
Total Foreign Currency-Denominated                               532
(Cost $  535)                                               ========

--------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 2.4%
--------------------------------------------------------------------
Health Care 0.2%
Omnicare, Inc.
        5.000% due 12/01/2007                 $    500           466
                                                            --------
Industrial 1.5%
American Tower Corp.
        5.000% due 02/15/2010                      950           571
Hilton Hotels Corp.
        5.000% due 05/15/2006                      500           445
Mail-Well, Inc.
        5.000% due 11/01/2002                      500           464
Pride International, Inc.
        0.000% due 04/24/2018                    1,500           669
Solectron Corp.
        0.000% due 05/08/2020                    3,550         1,895
                                                            --------
                                                               4,044
                                                            ========

Utilities 0.7%
Nextel Communications, Inc.
        5.250% due 01/15/2010                    1,000           609
Rogers Communication, Inc.
        2.000% due 11/26/2005                    1,500         1,219
                                                            --------
                                                               1,828
                                                            --------
Total Convertible Bonds & Notes                                6,338
                                                            ========
(Cost $  6,398)

--------------------------------------------------------------------
PREFERRED STOCK 2.2%
--------------------------------------------------------------------
                                                Shares
CSC Holdings, Inc.
     11.125% due 04/01/2008                      3,374           357
Fresenius Medical Care
        9.000% due 12/01/2006                    2,525         2,607
        7.875% due 02/01/2008                    2,850         2,864
                                                            --------
Total Preferred Stock                                          5,828
(Cost $  5,794)                                             ========

--------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.1%
--------------------------------------------------------------------
Commercial Paper 3.2%
General Electric Capital Corp.
     1.770% due 01/03/2002                    $ 88,500      $  8,500
                                                            --------
Repurchase Agreement 1.8%
State Street Bank
     1.550% due 01/02/2002                       4,633         4,633
     (Dated 12/31/2001. Collateralized by                   --------
     Federal Farm Collateral Bank 3.125% due
     10/01/2003 valued at $4,729. Repurchase
     proceeds are $4,633.)

U.S. Treasury Bills 0.1%
     1.751% due 02/07/2002 (b)                     205           205
                                                            --------
Total Short-Term Instruments                                  13,338
(Cost 13,338)                                               ========

Total Investments (a) 98.7%                                 $261,356
(Cost 273,552)

Other Assets and Liabilities (Net) 1.3%                        3,362
                                                            --------
Net Assets 100.0%                                           $264,718
                                                            ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $273,692 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                     $  5,049

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                      (17,385)
                                                            --------
Unrealized depreciation-net                                 $(12,336)
                                                            ========
(b) Securities with an aggregate market
value of $205 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                  # of     Unrealized
Type                                         Contracts   Appreciation
--------------------------------------------------------------------
Eurodollar December Futures (12/2002)              274      $    178
                                                            --------
(c) Security is in default.

(d) Variable rate security. The rate listed is as of December 31,2001.

(e) Security becomes interest bearing at a future date.

(f) Foreign forward currency contracts
outstanding at December 31, 2001:

                        Principal
                           Amount
                       Covered by        Settlement       Unrealized
Type     Currency        Contract          Month       (Depreciation)
--------------------------------------------------------------------
Sell        EC            626            01/2002           $     (3)
                                                           ---------

(g) Principal amount denoted in indicated currency:

         EC -  Euro

10 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The High Yield Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the
                                                     12.31.01 | Annual Report 11

December 31, 2001


Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets of the Portfolio. The Administration Fee for Institutional and Administrative Classes is charged at the annual rate of 0.35%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees and organizational expenses cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                       Institutional Class  Administrative Class
--------------------------------------------------------------------------------
High Yield Bond Portfolio                             0.60%                0.75%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                           U.S. Government/Agency          All Other
                           -----------------------------------------------------
                           Purchases       Sales     Purchases    Sales
--------------------------------------------------------------------------------
High Yield Bond Portfolio    $ 43,881    $ 53,899       $363,55   $224,698

12 Annual Report | 12.31.01

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                     High Yield Bond Portfolio
                                                                           --------------------------------------------
                                                                           Year Ended 12/31/2001  Year Ended 12/31/2000

                                                                               Shares     Amount      Shares     Amount
                                                                           --------------------------------------------
Receipts for shares sold
   Administrative Class                                                     27,683  $ 224,991     11,346     $98,676
-------------------------------------------------------------------------- -------------------------------------------
Issued as reinvestment of distributions
   Administrative Class                                                      2,239     18,048      1,586      13,713
-------------------------------------------------------------------------- --------------------------------------------
Cost of shares redeemed
   Administrative Class                                                    (16,680)  (134,593)    (9,020)    (78,827)
-------------------------------------------------------------------------- --------------------------------------------

Net increase resulting from Portfolio share transactions                    13,242  $ 108,446      3,912     $33,562
-------------------------------------------------------------------------- --------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                 Number            % of Portfolio Held
----------------------------------------------------------------------

High Yield Bond Portfolio
   Administrative Class               1                             89


7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amount in thousands):

Undistributed ordinary income                       $       62
Undistributed long-term capital gains                        0
Accumulated capital losses                             (21,505)/(1)/
Post-October loss deferrals                             (1,203)/(2)/
Net unrealized tax appreciation/(depreciation) on      (12,336)/(3)/
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities               0 /(4)/
                                                   ------------
                                                    $  (34,982)
                                                   ------------

/(1)/ Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2006, 12/31/2007, 12/31/2008 and 12/31/2009.

/(2)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(3)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sales loss deferrals for federal income tax purposes.

/(4)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)    $   18,049
Long-term capital gain                                           0
                                                        ----------
                                                        $   18,049
                                                        ----------

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

                                                     12.31.01 | Annual Report 13

Report of Independent Accountants

              To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of High Yield Bond Portfolio

              In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the High Yield Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

              PricewaterhouseCoopers LLP
              Kansas City, Missouri
              February 20, 2002



 14 Annual Report | 12.31.01

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                 Number of
                          Term of                                                Portfolios in
Name, Address,            Office and                                             Fund Complex
Age and Position          Length of            Principal Occupation(s)           Overseen by
Held with Trust           Time Served/1/           During Past 5 Years             Trustee      Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)    12/1997 to    Managing Director, PIMCO; Board of       51             None
Chairman of the Board and Present       Governors and Executive Committee,
Director                                Investment Company Institute; Chairman
                                        and Trustee, PIMCO Funds: Pacific
                                        Investment Management Series; and
                                        Chairman and Director, PIMCO
                                        Commercial Mortgage Securities Trust,
                                        Inc.

R. Wesley Burns * (42)    12/1997 to    Managing Director, PIMCO; Trustee and    51             None
President and Director    Present       President, PIMCO Funds: Pacific
                                        Investment Management Series; and
                                        Director and President, PIMCO
                                        Commercial Mortgage Securities Trust,
                                        Inc. Formerly Executive Vice President,
                                        PIMCO; and Executive Vice President,
                                        PIMCO Funds: Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)  12/1997 to    Private Investor; Professor of Finance   51             Director, Growth Fund of America and
San Marino, California    Present       Emeritus, University of Southern                        Fundamental Investors Fund of the
Trustee                                 California.                                             Capital Group; and Director, Good
                                                                                                Hope Medical Foundation.

E. Philip Cannon (61)     03/2000 to    Proprietor, Cannon & Company, an         74             None
Houston, Texas            Present       affiliate of Inverness Management LLC,
Trustee                                 a private equity  investment firm.
                                        Formerly, Headmaster, St. John's School,
                                        Houston, Texas. Formerly Trustee of
                                        PIMCO Advisors Funds ("PAF") and Cash
                                        Accumulation Trust ("CAT").

Vern O. Curtis (67)       12/1997 to    Private Investor. Formerly, charitable   51             Director, Public Storage Business
Portland, Oregon          Present       work, The Church of Jesus Christ of                     Parks, Inc., (Real Estate Investment
Trustee                                 Latter Day Saints.                                      Trust; Director, Fresh Choice,
                                                                                                Inc. (restaurant company).

J. Michael Hagan (62)     03/2000 to    Private Investor and Business Consultant 51             Director, Freedom Communications;
San Clemente, California  Present       . Member of the Board of Regents, Santa                 Director, Saint Gobain Corporation;
Trustee                                 Clara University, and Member of the                     Director, Ameron  International;
                                        Board, Taller San Jose. Formerly,                       Director, Remedy Temp; and Trustee,
                                        Chairman and CEO, Furon Company.                        South Coast Repertory.

Thomas P. Kemp (71)       12/1997 to    Private Investor; Chairman, One Touch    51             None
Laguna Beach, California  Present       Technologies LLC (electronic systems for
Trustee                                 long-term care facilities). Formerly,
                                        Co-Chairman, U.S. Committee to Assist
                                        Russian Reform; and Chairman, Coca
                                        Cola Bottling Company of Los Angeles.

William J. Popejoy (63)   12/1997 to    President, Pacific Capital Investors.    51             Director, PacPro (vinyl assembly
Newport Beach, California Present       Director, California State Lottery; and                 products; formerly Western
Trustee                                 Chief Executive Officer, Orange County,                 Printing).
                                        CA.

 /1/Trustees serve until their successors are duly elected and qualified.
 *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

                                                       12.31.01 Annual Report 15

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds: Pacific
Senior Vice President                                    Investment Management Series.


James F. Muzzy (61)            12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds: Pacific
Senior Vice President                                    Investment Management Series.


Jeffrey M. Sargent (38)        12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                    Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                         Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senor Vice President                                     PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                         Mortgage Securities Trust, Inc.


Gregory A. Bishop (41)         12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                           Mercer.


Steven P. Kirkbaumer (45)      10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                           Management.

Henrik P. Larsen (31)          02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                           PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                         PIMCO.


John P. Hardaway (43)          12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                         Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-Manager
                                                         Series. Formerly, Vice President, PIMCO.


Garlin G. Flynn (54)           12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                         Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                         Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                         Institutional.


Erik C. Brown (34)             02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                      PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                         Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                         Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.


Michael J. Willemsen (41)      12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                      Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Project Lead, PIMCO.

16 Annual Report | 12.31.01

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                         STOCKS PLUS GROWTH AND INCOME PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .........................................................    1
Financial Highlights ......................................................    3
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Net Assets .......................................    6
Notes to Financial Statements .............................................   10
Report of Independent Accountants .........................................   15

                                                                    Fund         Schedule of
                                                                    Summary      Investments
StocksPLUS Growth and Income Portfolio (Administrative Class) .....       2         7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

StocksPLUS Growth and Income Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Total return which exceeds that of the S&P 500 Index.

PORTFOLIO:

Primarily S&P 500 stock index derivatives backed by portfolio of short-term fixed income securities.

DURATION:

0.98 years

FUND INCEPTION DATE:

12/31/1997

TOTAL NET ASSETS:

$260.1 million

SECTOR BREAKDOWN*

                                    [GRAPH]

                     Mortgage-Backed Securities      37.0%
                     Short-Term Instruments          30.0%
                     Corporate Bonds & Notes         19.4%
                     U.S. Treasury Obligations        8.2%
                     Other                            5.4%

QUALITY BREAKDOWN*

                                    [GRAPH]

                               AAA        70.0%
                               AA          9.0%
                               A          10.8%
                               BBB         5.3%
                               BB          3.2%
                               B           0.1%
                               CCC         1.5%
                               CC          0.1%

*% of Total Investments as of December 31, 2001

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                                       1 Year         3 Years*       Since Inception*

StocksPLUS Growth and Income Portfolio Administrative Class            -11.43%         -1.33%              5.73%

S&P 500 Index                                                          -11.88%         -1.03%                  -

* Annualized


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

Administrative Class - StocksPLUS Growth & Income Portfolio

                          StocksPLUS Growth
                        and Income Portfolio     S&P 500
        Month               Admin. Class          Index
    ============       ======================   =========
     12/31/1997               10,000              10,000
     01/31/1998               10,140              10,111
     02/28/1998               10,820              10,840
     03/31/1998               11,370              11,395
     04/30/1998               11,490              11,510
     05/31/1998               11,260              11,312
     06/30/1998               11,701              11,771
     07/31/1998               11,570              11,646
     08/31/1998               9,906                9,962
     09/30/1998               10,669              10,600
     10/31/1998               11,552              11,462
     11/30/1998               12,222              12,157
     12/31/1998               13,011              12,858
     01/31/1999               13,446              13,395
     02/28/1999               12,990              12,979
     03/31/1999               13,541              13,498
     04/30/1999               14,052              14,021
     05/31/1999               13,697              13,690
     06/30/1999               14,493              14,450
     07/31/1999               14,031              13,999
     08/31/1999               13,968              13,929
     09/30/1999               13,663              13,548
     10/31/1999               14,525              14,405
     11/30/1999               14,759              14,698
     12/31/1999               15,594              15,564
     01/31/2000               14,720              14,782
     02/29/2000               14,501              14,502
     03/31/2000               15,844              15,920
     04/30/2000               15,355              15,441
     05/31/2000               15,042              15,125
     06/30/2000               15,398              15,497
     07/31/2000               15,209              15,255
     08/31/2000               16,210              16,203
     09/30/2000               15,351              15,347
     10/31/2000               15,219              15,282
     11/30/2000               14,074              14,077
     12/31/2000               14,113              14,146
     01/31/2001               14,649              14,648
     02/28/2001               13,295              13,313
     03/31/2001               12,450              12,469
     04/30/2001               13,336              13,438
     05/31/2001               13,503              13,528
     06/30/2001               13,178              13,199
     07/31/2001               13,126              13,069
     08/30/2001               12,332              12,251
     09/30/2001               11,338              11,262
     10/31/2001               11,589              11,476
     11/30/2001               12,396              12,357
     12/31/2001               12,499              12,465


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's Administrative Class inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

.. Larger capitalization U.S. equities experienced a second straight year of significant capital losses associated with concerns regarding overcapacity and declining profit margins.

.. The StocksPLUS Growth and Income Portfolio Administrative Class outperformed the S&P 500 Index returning a negative 11.43% for the 12 months ended December 31, 2001, versus the negative 11.88% return of the benchmark S&P 500 Index.

.. A longer relative portfolio duration was positive as significant easing by the Federal Reserve led to precipitous short-term interest rate declines.

.. Mortgage-backed holdings detracted from returns as these securities were negatively impacted by heightened market volatility.

.. While corporate fixed income holdings were positive for performance overall due to relatively high yields and narrowing credit premiums, corporate selection was negative as holdings of Enron lost value due to the company's bankruptcy (Enron represents 0.1% of net portfolio market value).

.. A focus on high quality emerging markets issues with improving credit fundamentals enhanced returns.

..  Option strategies boosted performance.

2 Annual Report | 12.31.01

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:         12/31/2001        12/31/2000     12/31/1999      12/31/1997-12/31/1998
Net asset value beginning of period                           $   11.05         $   13.56      $    12.58           $    10.00
Net investment income (a)                                          0.46              0.76            0.76                 0.30
Net realized / unrealized gain (loss) on investments (a)          (1.74)            (1.98)           1.65                 2.68
Total income from investment operations                           (1.28)            (1.22)           2.41                 2.98
Dividends from net investment income                              (0.42)            (0.75)          (0.61)               (0.29)
Distributions from net realized capital gains                      0.00             (0.54)          (0.82)               (0.11)
Total distributions                                               (0.42)            (1.29)          (1.43)               (0.40)
Net asset value end of period                                 $    9.35         $   11.05      $    13.56           $    12.58
Total return                                                     (11.43)%           (9.50)%         19.85%               30.11%
Net assets end of period (000s)                               $ 259,926         $ 272,751      $  230,412           $   58,264
Ratio of net expenses to average net assets                        0.67%(c)(d)       0.65%(b)        0.65%                0.65%
Ratio of net investment income to average net assets               4.60%             5.86%           5.69%                5.30%
Portfolio turnover rate                                             547%              350%             34%                  61%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(c) Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $    325,116
Cash                                                                                     673
Receivable for investments sold and forward foreign currency contracts                14,695
Receivable for Portfolio shares sold                                                     109
Interest and dividends receivable                                                      1,378
Variation margin receivable                                                               16
Other assets                                                                               3
--------------------------------------------------------------------------------------------
                                                                                     341,990
--------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts        $     78,029
Written options outstanding                                                              689
Payable for Portfolio shares redeemed                                                    436
Accrued investment advisory fee                                                           88
Accrued administration fee                                                                22
Accrued servicing fee                                                                     35
Variation margin payable                                                               2,256
Due to custodian                                                                         311
Other liabilities                                                                         11
                                                                                      81,877
--------------------------------------------------------------------------------------------
Net Assets                                                                      $    260,113
--------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $    347,760
Undistributed net investment income                                                      473
Accumulated undistributed net realized (loss)                                        (91,157)
Net unrealized appreciation                                                            3,037
--------------------------------------------------------------------------------------------
                                                                                $    260,113
--------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $        187
Administrative Class                                                                 259,926


Shares Issued and Outstanding:

Institutional Class                                                                       20
Administrative Class                                                                  27,787


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $       9.36
Administrative Class                                                                    9.35
--------------------------------------------------------------------------------------------

Cost of Investments Owned                                                       $    326,342
--------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                                                $   13,390
   Total Income                                                                                                             13,390

Expenses:

Investment advisory fees                                                                                                     1,020
Administration fees                                                                                                            255
Distribution and/or servicing fees - Administrative Class                                                                      382
Trustees' fees                                                                                                                  24
Organization costs                                                                                                               1
Interest expense                                                                                                                27
   Total expenses                                                                                                            1,709
   Reimbursement by Manager                                                                                                    (13)
   Net Expenses                                                                                                              1,696

Net Investment Income                                                                                                       11,694
-----------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                                             1,792
Net realized (loss) on futures contracts and written options                                                               (56,086)
Net realized (loss) on foreign currency transactions                                                                          (236)
Net change in unrealized (depreciation) on investments                                                                        (270)
Net change in unrealized appreciation on futures contracts and written options                                               9,653
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies               526
   Net (Loss)                                                                                                              (44,621)

Net (Decrease) in Assets Resulting from Operations                                                                      $  (32,927)
-----------------------------------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
December 31, 2001
Amounts in thousands

                                                                                 Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                        December 31, 2001       December 31, 2000
Operations:
Net investment income                                                            $      11,694               $    15,594
Net realized (loss)                                                                    (54,530)                  (28,894)
Net change in unrealized appreciation (depreciation)                                     9,909                   (13,535)
Net (decrease) resulting from operations                                               (32,927)                  (26,835)
-------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                      (8)                       (3)
   Administrative Class                                                                (10,789)                  (16,322)
From net realized capital gains
   Institutional Class                                                                       0                        (5)
   Administrative Class                                                                      0                   (12,432)

Total Distributions                                                                    (10,797)                  (28,762)
-------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                     147                       139
   Administrative Class                                                                 79,030                   114,012
Issued in reorganization
   Institutional Class                                                                       0                         0
   Administrative Class                                                                      0                         0
Issued as reinvestment of distributions
   Institutional Class                                                                       8                         9
   Administrative Class                                                                 10,789                    28,754
Cost of shares redeemed
   Institutional Class                                                                      (6)                      (63)
   Administrative Class                                                                (58,945)                  (44,852)
Net increase resulting from Portfolio share transactions                                31,023                    97,999

Total Increase (Decrease) in Net Assets                                                (12,701)                   42,402
-------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                    272,814                   230,412
End of period *                                                                  $     260,113               $   272,814

*Including net undistributed (overdistributed) investment income of:             $         473               $     (143)

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
December 31, 2001

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)
------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 24.3%
------------------------------------------------------------------------------

Banking & Finance 9.9%
Bear Stearns Co., Inc.
  2.762% due 05/24/2004 (d)                             $    5,700   $   5,695
Beneficial Corp.
  2.271% due 03/01/2002 (d)                                  6,300       6,304
Donaldson, Lufkin & Jenrette, Inc.
  2.800% due 04/25/2003 (d)                                  1,100       1,104
Finova Group, Inc.
  7.500% due 11/15/2009                                        900         383
General Motors Acceptance Corp.
  6.750% due 03/15/2003                                      1,500       1,544
Golden State Holdings
  3.230% due 08/01/2003 (d)                                  1,000         986
Lehman Brothers Holdings, Inc.
  2.865% due 05/07/2002 (d)                                  5,000       5,010
Old Kent Bank
  2.980% due 11/01/2005 (d)                                    700         699
Pemex Project Funding Master Trust
  1.000% due 01/07/2005                                      3,900       3,900
                                                                     ---------
                                                                        25,625
                                                                     ---------
Industrials 11.2%
Cemex SA de CV
  9.250% due 06/17/2002                                        900         928
Clear Channel Communications, Inc.
  2.420% due 06/15/2002 (d)                                  1,000       1,001
Conoco, Inc.
  3.201% due 10/15/2002 (d)                                  1,500       1,503
DaimlerChrysler North America
Holding Corp.
  2.400% due 08/23/2002 (d)                                  3,300       3,283
Enron Corp.
  8.000% due 08/15/2005 (j)                                  1,700         323
HCA, Inc.
  3.401% due 09/19/2002 (d)                                  7,300       7,305
Park Place Entertainment Corp.
  7.950% due 08/01/2003                                      1,430       1,458
Rollins Truck Leasing Co.
  8.250% due 05/01/2002                                      7,000       7,105
TCI Communications, Inc.
  2.576% due 04/01/2002 (d)                                  5,000       5,008
Walt Disney Co.
  3.900% due 09/15/2003                                      1,200       1,199
                                                                     ---------
                                                                        29,113
                                                                     ---------
Utilities 3.2%
Entergy Arkansas, Inc.
  7.720% due 03/01/2003                                        600         626
Georgia Power Co.
  5.250% due 05/08/2003                                        900         921
Scana Corp.
  3.080% due 07/15/2002 (d)                                  2,100       2,102
Southern California Edison Co.
  4.430% due 05/01/2002 (d)                                  5,000       4,825
                                                                     ---------
                                                                         8,474
                                                                     ---------
Total Corporate Bonds & Notes                                           63,212
                                                                     ---------
(Cost $64,819)

------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 10.3%
------------------------------------------------------------------------------
Treasury Inflation Protected Securities (e)
  3.625% due 07/15/2002 (b)                                 14,535      14,674
  3.625% due 01/15/2008 (b)                                 11,879      12,013
  3.875% due 01/15/2009                                        108         111
                                                                     ---------
Total U.S. Treasury Obligations                                         26,798
                                                                     ---------
(Cost $26,602)

------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 46.3%
------------------------------------------------------------------------------
Collateralized Mortgage Obligations 6.7%
Bank of America Mortgage Securities
  6.069% due 06/25/2031 (d)                                    900         915
Bear Stearns Adjustable Rate
Mortgage Trust
  6.299% due 01/25/2032 (d)                                  2,400       2,457
Countrywide Home Loans
  6.500% due 03/25/2028                                        156         157
  6.050% due 04/25/2029                                        156         158
CS First Boston Mortgage Securities Corp.
  6.960% due 06/20/2029                                         83          85
DLJ Mortgage Acceptance Corp.
  2.437% due 06/25/2026 (d)                                    525         527
Fannie Mae
  6.900% due 10/25/2020                                        913         929
  8.000% due 05/01/2030                                        305         320
  8.000% due 06/01/2030                                        322         338
  8.000% due 09/01/2031                                        373         390
Freddie Mac
  6.500% due 02/15/2024                                         14          14
General Electric Capital Mortgage
Services, Inc.
  6.500% due 12/25/2023                                        568         571
  6.500% due 08/25/2024                                        408         409
Headlands Mortgage Securities, Inc.
  7.250% due 11/25/2027                                        568         579
Housing Securities, Inc.
  2.782% due 07/25/2032 (d)                                    476         476
Morgan Stanley Capital I
  2.160% due 07/25/2027 (d)                                     53          53
Norwest Asset Securities Corp.
  6.750% due 08/25/2029                                        301         304
PNC Mortgage Securities Corp.
  6.625% due 03/25/2028                                        215         218
  7.490% due 05/25/2040 (d)                                    518         528
Resecuritization Mortgage Trust
  2.357% due 04/26/2021 (d)                                     79          79
Residential Asset Securitization Trust
  7.750% due 04/25/2027                                        101         101
Residential Funding Mortgage
Securities, Inc.
  7.250% due 10/25/2027                                        124         125
Salomon Brothers Mortgage Securities VII
  6.952% due 12/25/2030 (d)                                  3,887       4,088
Washington Mutual, Inc.
  6.010% due 10/19/2039                                      3,500       3,558
                                                                     ---------
                                                                        17,379
                                                                     ---------
Fannie Mae 2.5%
  8.000% due 01/24/2032                                      6,000       6,289
  6.500% due 09/01/2005                                        230         236
                                                                     ---------
                                                                         6,525
                                                                     ---------

Federal Housing Administration 0.4%
  6.500% due 01/24/2032                                      1,000       1,003
                                                                     ---------
Government National Mortgage Association 36.7%
  6.375% due 04/20/2024-04/20/2027 (d)(h)                    5,048       5,181
  6.750% due 08/20/2024 (d)                                    124         127
  7.000% due 11/20/2029 (d)                                  1,693       1,721
  7.500% due 01/15/2028-03/15/2031 (h)                       8,889       9,214
  8.000% due 01/24/2032                                     73,738      77,081
  8.500% due 01/24/2032                                      2,000       2,121
                                                                     ---------
                                                                        95,445
                                                                     ---------

Total Mortgage-Backed Securities                                       120,352
                                                                     ---------
(Cost $119,769)
------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 5.7%
------------------------------------------------------------------------------
Advanta Equipment Receivables
  7.560% due 02/15/2007                                      3,586       3,757
Option One Mortgage Loan Trust
  2.260% due 04/25/2030 (d)                                  5,165       5,178
Saxon Asset Securities Trust
  2.160% due 05/25/2029 (d)                                    625         625
Starwood Hotels & Resorts
  4.893% due 02/23/2003                                      2,250       2,255
Structured Product Asset Trust
  3.216% due 02/12/2003 (d)                                  3,000       3,000
                                                                     ---------
Total Asset-Backed Securities                                           14,815
                                                                     ---------
(Cost $14,636)

                             See accompanying notes | 12.31.01 | Annual Report 7

StocksPLUS Growth and Income Portfolio
December 31, 2001

                                                       Principal
                                                          Amount         Value
                                                          (000s)         (000s)
-------------------------------------------------------------------------------
   FOREIGN CURRENCY-DENOMINATED (g)1.0%
-------------------------------------------------------------------------------

   Korea Development Bank
     5.625% due 11/05/2002              FF                 20,000    $   2,687
                                                                      --------
   Total Foreign Currency-Denominated                                    2,687
   (Cost $3,232)                                                      --------

   PURCHASED CALL OPTIONS 0.0%

   U.S. Treasury 5 Year Note (CBOT)
     Strike @ 117.500 Exp. 02/23/2002                  $    4,100            1
                                                                      --------
   Total Purchased Call Options                                              1
   (Cost $1)                                                          --------

   PURCHASED PUT OPTIONS 0.0%

   Eurodollar June Futures (CME)
     Strike @ 92.500 Exp. 06/17/2002                      119,000            1
   Fannie Mae (OTC)
     8.000% due 02/06/2032
     Strike @ 90.000 Exp. 02/06/2032                       10,000            0
   Government National Mortgage
   Association (OTC)
     8.000% due 01/24/2032
     Strike @ 94.31 Exp. 01/17/2002                        30,000            0
   PNC Mortgage Securities (OTC)
     7.482% due 05/25/2040
     Strike @ 100.000 Exp. 04/01/2005                       1,300            0
   S&P 500 Index March Futures (CME)
     Strike @ 550.000 Exp. 3/15/2002                          150            0
                                                                      --------
   Total Purchased Put Options                                               1
   (Cost $44)                                                         --------
------------------------------------------------------------------------------
   SHORT-TERM INSTRUMENTS 37.4%
------------------------------------------------------------------------------
   Commercial Paper 34.0%
   ABN AMRO Mortgage Corp.
     1.840% due 03/20/2002                                  2,000        1,992
   American Express Credit Corp.
     1.770% due 01/03/2002                                 10,400       10,399
   Cox Communications, Inc.
     2.640% due 01/11/2002                                  5,800        5,796
   Danske Corp.
     1.740% due 03/11/2002                                  9,000        8,969
   Fannie Mae
     1.970% due 03/20/2002                                  2,500        2,490
   Freddie Mac
     2.280% due 01/10/2002 (b)                                900          900
     1.800% due 03/20/2002                                  9,000        8,964
     1.935% due 03/27/2002                                  8,500        8,463
   General Electric Capital Corp.
     1.770% due 01/03/2002                                  2,600        2,599
     1.770% due 03/27/2002                                  2,500        2,489
     1.850% due 03/27/2002                                  1,000          997
     2.060% due 03/27/2002                                  5,500        5,476
     2.030% due 03/28/2002                                  1,000          996
   General Mills, Inc.
     3.015% due 01/18/2002                                    700          699
   Lloyds TSB Bank PLC
     1.790% due 03/14/2002                                  9,000        8,967
     1.800% due 03/21/2002                                  1,000          996
   Merck & Co., Inc.
     1.850% due 03/28/2002                                  5,500        5,477
   SBC Communications, Inc.
     2.070% due 03/27/2002                                    800          797
   Sprint Capital Corp.
     3.210% due 04/23/2002                                  1,200        1,193
     3.450% due 05/07/2002                                    300          299
   Swedbank, Inc.
     1.940% due 03/25/2002                                  3,700        3,684
     2.050% due 03/28/2002                                  2,500        2,489
   UBS Finance, Inc.
     2.030% due 03/28/2002                                  2,300        2,290
   Walt Disney Co.
     2.960% due 02/06/2002                                  1,100        1,096
                                                                      --------
                                                                        88,517
                                                                      --------
Repurchase Agreement 2.6%
State Street Bank
   1.550% due 01/02/2002                               $    6,687    $   6,687
                                                                      --------
   (Dated 12/31/2001. Collateralized by
   Freddie Mac 4.700% due 05/14/2003 valued at $6,822.
   Repurchase proceeds are $6,688.)

U.S. Treasury Bills 0.8%
   1.504% due 02/07/2002 (b)                                2,050        2,046
                                                                      --------

Total Short-Term Instruments                                            97,250
                                                                      --------
(Cost $97,239)

Total Investments (a)125.0%                                          $ 325,116
(Cost $326,342)

Written Options (c)(0.3%)                                                 (689)
(Premiums $912)


Other Assets and Liabilities (Net)(24.7%)                              (64,314)
                                                                      --------

Net Assets 100.0%                                                    $ 260,113
                                                                      ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $326,305 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   1,342

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (2,531)
                                                                      --------

Unrealized depreciation-net                                          $  (1,189)
                                                                      --------

(b) Securities with an aggregate market value of $29,633 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                             # of    Unrealized
Type                                                    Contracts  Appreciation
S&P 500 Index (03/2002)                                       885    $   3,569
U.S. Treasury 5 Year Note (03/2002)                            41           61
Eurodollar December Futures (12/2002)                          65            0
                                                                     $   3,630

(c) Premiums received on written options:

                                                # of
Type                                       Contracts      Premium        Value
Call - OTC Japanese Yen vs. U.S.Dollar
   Strike @ 133.400 Exp.01/11/2002     1,000,500,000   $      365    $     122

Call - OTC Japanese Yen vs.U.S. Dollar
   Strike @ 135.500 Exp.o1/11/2002       298,100,000          106           67

Put  - OTC Euro vs. U.S. Dollar
   Strike @ 0.952 Exp.01/11/2002           7,880,000          402          499

Put  - CME Eurodollar June Futures
   Strike @ 95.500 Exp.06/17/2002                 48           35            1

Put  - CME Eurodollar June Futures
   Strike @ 95.750 Exp.06/17/2002                  2            1            0

Put  - CME Eurodollar June Futures
   Strike @ 96.000 Exp.06/17/2002                  4            3            0
                                                       -----------------------
                                                       $      912    $     689
                                                       -----------------------

8 Annual Report | 12.31.01 | See accompanying notes

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Principal amount of the security is adjusted for inflation.

(f) Foreign forward currency contracts outstanding at December 31, 2001:

                        Principal
                        Amount                             Unrealized
                        Covered by      Settlement      Appreciation/
Type      Currency      Contract             Month      (Depreciation)
-------------------------------------------------------------------------------
Buy       EC                 9,610         01/2002       $         68
Sell                        12,882         01/2002                 68
Buy       JY             1,272,929         01/2002               (226)
Sell                     1,333,648         01/2002                513
                                                         ------------
                                                         $        423
                                                         ============

(g) Principal amount denoted in indicated currency:

       EC - Euro

       FF - French Francs

       JY - Japanese Yen

(h) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(i) Swap agreements outstanding at December 31, 2001:

                                          Notional         Unrealized
Type                                        Amount       Appreciation
-------------------------------------------------------------------------------
Receive total return on S&P 500 Index
and pay floating rate based on 1-month
LIBOR plus 0.280%.

Broker: J.P. Morgan Chase & Co.
Exp. 04/30/2002                              $   4             $   0

(j) Security is in default.

                            See accompanying notes | 12.31.01 | Annual Report 9

Notes to Financial Statements
December 31, 2001

1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

10 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. The Portfolio is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security.

                                                     12.31.01 | Annual Report 11

December 31, 2001

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class     Administrative Class
--------------------------------------------------------------------------------

StocksPLUS Growth
   and Income Portfolio                  0.50%                     0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                 U.S.  Government/Agency         All Other
                               -------------------------------------------------
                                 Purchases        Sales    Purchases       Sales
--------------------------------------------------------------------------------
StocksPLUS Growth
   and Income Portfolio         $1,607,761   $1,653,232    $  77,045   $ 130,440

12 Annual Report | 12.31.01

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                       StocksPLUS Growth and Income Portfolio
                                       ---------------------------------------
                                                                      Premium
------------------------------------------------------------------------------
Balance at 12/31/2000                                                $    232
Sales                                                                   1,711
Closing Buys                                                              (43)
Expirations                                                              (988)
Exercised                                                                   0
------------------------------------------------------------------------------
Balance at 12/31/2001                                                $    912
------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                    StocksPLUS Growth and Income Portfolio
                                                                               -------------------------------------------------
                                                                               Year Ended 12/31/2001      Year Ended 12/31/2000

                                                                                Shares       Amount      Shares        Amount
                                                                               -------------------------------------------------
Receipts for shares sold

   Institutional Class                                                              14      $    147         10      $      139
----------------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                          8,079        79,030      8,754         114,012
----------------------------------------------------------------------------   -------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                                               1             8          1               9
----------------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                          1,177        10,789      2,378          28,754
----------------------------------------------------------------------------   -------------------------------------------------

Cost of shares redeemed

   Institutional Class                                                              (1)           (6)        (5)            (63)
----------------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                         (6,160)      (58,945)    (3,432)        (44,852)
----------------------------------------------------------------------------   -------------------------------------------------

Net increase resulting from Portfolio share transactions                         3,110      $ 31,023      7,706       $  97,999
----------------------------------------------------------------------------   -------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                           Number     % of Portfolio Held
-------------------------------------------------------------------------

StocksPLUS Growth and Income Portfolio
   Administrative Class                      1                         92
   Institutional Class                       1                        100

                                                     12.31.01 | Annual Report 13

December 31, 2001

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                              $     897
Undistributed long-term capital gains                              0
Accumulated capital losses                                   (87,527)/(1)/
Net unrealized tax appreciation/(depreciation) on             (1,189)/(2)/
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities                   172/(3)/
                                                           ---------
                                                           $ (87,647)
                                                           ---------

/(1)/ Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2008 and 12/31/2009.

/(2)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to marking to market certain purchased options for federal income tax purposes.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital              $  10,797
gains)
Long-term capital gain                                             0
                                                           ---------
                                                           $  10,797
                                                           ---------

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

14 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of StocksPLUS Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri

February 20, 2002

                                                     12.31.01 | Annual Report 15

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                            Number of
                           Term of                                                          Portfolios in
Name, Address,             Office and                                                       Fund Complex
Age and Position           Length of                                                        Overseen by    Other Directorships Held
Held with Trust            Time Served/1/ Principal Occupation(s) During Past 5 Years       Trustee        by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to     Managing Director, PIMCO; Board of Governors      51             None
Chairman of the Board      Present        and Executive Committee, Investment Company
and Director                              Institute; Chairman and Trustee, PIMCO Funds:
                                          Pacific Investment Management Series; and
                                          Chairman and Director, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to     Managing Director, PIMCO; Trustee and             51             None
President and Director     Present        President, PIMCO Funds: Pacific Investment
                                          Management Series; and Director and President,
                                          PIMCO Commercial Mortgage Securities Trust,
                                          Inc. Formerly Executive Vice President, PIMCO;
                                          and Executive Vice President, PIMCO Funds:
                                          Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to     Private Investor; Professor of Finance            51             Director, Growth Fund of
San Marino, California     Present        Emeritus, University of Southern California.                     America and Fundamental
Trustee                                                                                                    Investors Fund of the
                                                                                                           Capital Group; and
                                                                                                           Director, Good Hope
                                                                                                           Medical Foundation.

E. Philip Cannon (61)      03/2000 to     Proprietor, Cannon & Company, an affiliate        74             None
Houston, Texas             Present        of Inverness Management LLC, a private equity
Trustee                                   investment firm. Formerly, Headmaster, St.
                                          John's School, Houston, Texas. Formerly
                                          Trustee of PIMCO Advisors Funds ("PAF") and
                                          Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to     Private Investor. Formerly, charitable work,      51             Director, Public Storage
Portland, Oregon           Present        The Church of Jesus Christ of Latter Day Saints.                 Business Parks, Inc.,
Trustee                                                                                                    (Real Estate Investment
                                                                                                           Trust); Director, Fresh
                                                                                                           Choice, Inc. (restaurant
                                                                                                           company).

J. Michael Hagan (62)      03/2000 to     Private Investor and Business Consultant.         51             Director, Freedom
San Clemente, California   Present        Member of the Board of Regents, Santa Clara                      Communications; Director,
Trustee                                   University, and Member of the Board, Taller                      Saint Gobain Corporation;
                                          San Jose. Formerly, Chairman and CEO, Furon                      Director, Ameron
                                          Company.                                                         International; Director,
                                                                                                           Remedy Temp; and Trustee,
                                                                                                           South Coast Repertory.

Thomas P. Kemp (71)        12/1997 to     Private Investor; Chairman, One Touch             51             None
Laguna Beach, California   Present        Technologies LLC (electronic systems for
Trustee                                   long-term care facilities). Formerly,
                                          Co-Chairman, U.S. Committee to Assist Russian
                                          Reform; and Chairman, Coca Cola Bottling
                                          Company of Los Angeles.

William J. Popejoy (63)    12/1997 to     President, Pacific Capital Investors. Formerly,   51             Director, PacPro (vinyl
Newport Beach, California  Present        Director, California State Lottery; and Chief                    assembly products;
Trustee                                   Executive Officer, Orange County, CA.                            formerly Western
                                                                                                           Printing).

/1/ Trustees serve until their successors are duly elected and qualified.

 * Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16  Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice
Senior Vice President                                   President, PIMCO Funds: Pacific Investment
                                                        Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President,
Senior Vice President                                   PIMCO Funds: Pacific Investment Management
                                                        Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of
Senior Vice President                                   Investment Operations Shareholder Services,
                                                        PIMCO; Senior Vice President, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc. and PIMCO
                                                        Funds: Pacific Investment Management Series;
                                                        and Vice President, PIMCO Funds: Pacific
                                                        Investment Management Series. Formerly, Vice
                                                        President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director,
Senior Vice President                                   PIMCO; and Vice President, PIMCO Funds:
                                                        Pacific Investment Management Series and PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly,
Vice President                                          investment consultant, William M. Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated
Vice President                                          with Chancellor Capital Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund
Vice President                                          Administration, PIMCO; and Vice President,
                                                        PIMCO Commercial Mortgage Securities Trust,
                                                        Inc. Formerly, Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of
Treasurer                                               Investment Operations Accounting, PIMCO;
                                                        Treasurer, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc., PIMCO Funds: Pacific
                                                        Investment Management Series, and PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Vice
                                                        President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial
Secretary                                               Mortgage Securities Trust, Inc.; PIMCO Funds:
                                                        Pacific Investment Management Series; and
                                                        Assistant Secretary, PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Senior
                                                        Portfolio Administrator, PIMCO; and Senior
                                                        Mutual Fund Analyst, PIMCO Advisors
                                                        Institutional.

Erik C. Brown (34)             02/2001 to Present       Vice President of Tax and Financial Reporting;
Assistant Treasurer                                     and Assistant Treasurer, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc., PIMCO Funds:
                                                        Pacific Investment Management Series, and
                                                        PIMCO Funds: Multi-Manager Series. Formerly,
                                                        tax consultant for Deloitte & Touche and
                                                        PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant
Assistant Secretary                                     Secretary, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc. and PIMCO Funds:
                                                        Pacific Investment Management Series.
                                                        Formerly, Project Lead, PIMCO.

                                                    12.31.01 | Annual Report  17

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEW PORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .........................................................    1
Financial Highlights ......................................................    3
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Net Assets .......................................    6
Notes to Financial Statements .............................................   12
Report of Independent Accountants .........................................   16

                                                                       Fund            Schedule of
                                                                       Summary         Investments
Total Return Bond Portfolio (Administrative Class) ........................  2              7-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Total Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity fixed income securities.

DURATION:

4.29 years

FUND INCEPTION DATE:

12/31/1997

TOTAL NET ASSETS:

$368.1 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                     1 Year 3 Years* Since Inception*
Total Return Bond Portfolio Administrative Class      8.37%   5.88%      6.55%

Lehman Brothers Aggregate Bond Index                  8.44%   6.28%        -

* Annualized

SECTOR BREAKDOWN:*
                                      [GRAPH]

                        Mortgage-Backed Securities 44.7%
                        Corporate Bonds & Notes    20.2%
                        U.S. Treasury Obligations   8.9%
                        Short-Term Instruments     13.6%
                        Asset-Backed Securites      8.5%
                        Other                       4.1%

QUALITY BREAKDOWN:*
                                    [GRAPH]

                                   AAA 70.7%
                                    AA  7.0%
                                     A 13.2%
                                   BBB  8.2%
                                    BB  0.6%
                                   CCC  0.3%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                            Total Return Bond       Lehman Brothers
                                Portfolio            Aggregate Bond
               Month           Admin. Class              Index
          ===============   =================       ===============
            12/31/1997            10,000                 10,000
            01/31/1998            10,102                 10,128
            02/28/1998            10,059                 10,120
            03/31/1998            10,081                 10,156
            04/30/1998            10,124                 10,209
            05/31/1998            10,222                 10,305
            06/30/1998            10,302                 10,393
            07/31/1998            10,355                 10,415
            08/31/1998            10,546                 10,584
            09/30/1998            10,861                 10,832
            10/31/1998            10,820                 10,775
            11/30/1998            10,806                 10,836
            12/31/1998            10,861                 10,869
            01/31/1999            10,907                 10,946
            02/28/1999            10,641                 10,755
            03/31/1999            10,769                 10,815
            04/30/1999            10,754                 10,849
            05/31/1999            10,660                 10,754
            06/30/1999            10,668                 10,720
            07/31/1999            10,611                 10,674
            08/31/1999            10,596                 10,669
            09/30/1999            10,755                 10,793
            10/31/1999            10,843                 10,832
            11/30/1999            10,829                 10,832
            12/31/1999            10,798                 10,779
            01/31/2000            10,713                 10,744
            02/29/2000            10,756                 10,874
            03/31/2000            10,959                 11,017
            04/30/2000            10,909                 10,986
            05/31/2000            10,959                 10,981
            06/30/2000            11,161                 11,209
            07/31/2000            11,250                 11,311
            08/31/2000            11,419                 11,475
            09/30/2000            11,451                 11,547
            10/31/2000            11,520                 11,623
            11/30/2000            11,727                 11,813
            12/31/2000            11,895                 12,033
            01/31/2001            11,999                 12,229
            02/28/2001            12,139                 12,336
            03/31/2001            12,224                 12,398
            04/30/2001            12,104                 12,346
            05/31/2001            12,160                 12,421
            06/30/2001            12,200                 12,468
            07/31/2001            12,589                 12,746
            08/30/2001            12,733                 12,892
            09/30/2001            12,861                 13,043
            10/31/2001            13,108                 13,316
            11/30/2001            12,950                 13,132
            12/31/2001            12,891                 13,049

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's Administrative Class inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 . The Total Return Bond Portfolio Administrative Class returned 8.37% for the
   12-month period ended December 31, 2001, compared to the 8.44% return of the benchmark Lehman Brothers Aggregate Bond Index.
 . The Portfolio's duration was held above that of the Index during the period, which had a positive impact on returns as yields generally fell.
 . An emphasis on shorter maturity securities was positive for returns as the
   Federal Reserve lowered short-term interest rates 11 times during the period. . The Portfolio benefited from an overweight in mortgages, which provided a high quality source of additional yield.
 . An underweight in investment grade corporates hurt relative returns as this sector performed well due to investor expectations of economic recovery and a demand for higher yielding assets.
 . Euro-zone and UK holdings, especially shorter maturities, were a positive for performance as European markets rallied in anticipation of weaker growth and further rate cuts.
 . A small, high-quality emerging markets exposure was a positive for performance as the Portfolio was focused on countries with relatively stable economies.

 2 Annual Report | 12.31.01

Financial Highlights

Total Return Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:      12/31/2001     12/31/2000  12/31/1999     12/31/1997-12/31/1998
Net asset value beginning of period                        $   9.77       $  9.45     $ 10.09            $ 10.00
Net investment income (a)                                      0.45          0.62        0.58               0.56
Net realized / unrealized gain (loss) on investments (a)       0.35          0.30       (0.64)              0.28
Total income from investment operations                        0.80          0.92       (0.06)              0.84
Dividends from net investment income                          (0.49)        (0.60)      (0.58)             (0.56)
Distributions from net realized capital gains                 (0.19)         0.00        0.00              (0.19)
Total distributions                                           (0.68)        (0.60)      (0.58)             (0.75)
Net asset value end of period                              $   9.89       $  9.77     $  9.45            $ 10.09
Total return                                                   8.37%        10.15%      (0.58)%             8.61%
Net assets end of period (000s)                            $332,823       $55,533     $ 3,877            $ 3,259
Ratio of net expenses to average net assets                    0.65%(d)      0.65%(c)    0.65%(b)           0.65%
Ratio of net investment income to average net assets           4.55%         6.46%       5.96%              5.55%
Portfolio turnover rate                                         217%          415%        102%               139%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.

                            See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Total Return Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts


Assets:

Investments, at value                                                           $     469,180
Cash and foreign currency                                                               1,911
Receivable for investments sold and forward foreign currency contracts                 15,170
Receivable for Portfolio shares sold                                                    6,572
Interest and dividends receivable                                                       2,987
Variation margin receivable                                                               235
Other assets                                                                               97
---------------------------------------------------------------------------------------------
                                                                                      496,152
---------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts        $      77,065
Payable for financing transactions                                                     14,446
Payable for short sale                                                                  1,217
Written options outstanding                                                             2,088
Payable for Portfolio shares redeemed                                                  32,724
Accrued investment advisory fee                                                            77
Accrued administration fee                                                                 77
Accrued servicing fee                                                                      40
Other liabilities                                                                         364
                                                                                      128,098
---------------------------------------------------------------------------------------------
Net Assets                                                                      $     368,054
---------------------------------------------------------------------------------------------


Net Assets Consist of:

Paid in capital                                                                 $     369,119
Undistributed net investment income                                                       550
Accumulated undistributed net realized (loss)                                          (3,185)
Net unrealized appreciation                                                             1,570
---------------------------------------------------------------------------------------------
                                                                                $     368,054
---------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $      35,231
Administrative Class                                                                  332,823

Shares Issued and Outstanding:

Institutional Class                                                                     3,562
Administrative Class                                                                   33,650

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $        9.89
Administrative Class                                                                     9.89
---------------------------------------------------------------------------------------------
Cost of Investments Owned                                                       $     469,597
---------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                   $       1,878
---------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Total Return Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands


Investment Income:

Interest                                                                                               $  10,827
Miscellaneous income                                                                                           5
   Total Income                                                                                           10,832

Expenses:

Investment advisory fees                                                                                     516
Administration fees                                                                                          516
Distribution and/or servicing fees - Administrative Class                                                    262
Trustees' fees                                                                                                14
Organization costs                                                                                             1
   Total expenses                                                                                          1,309
   Reimbursement by Manager                                                                                   (5)
   Net Expenses                                                                                            1,304

Net Investment Income                                                                                      9,528
----------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                           1,143
Net realized gain on futures contracts and written options                                                 3,096
Net realized gain on foreign currency transactions                                                           108
Net change in unrealized (depreciation) on investments                                                    (1,197)
Net change in unrealized appreciation on futures contracts and written options                             1,504
Net change in unrealized appreciation on translation of assets and liabilities denominated in                344
foreign currencies
   Net Gain                                                                                                4,998

Net Increase in Assets Resulting from Operations                                                       $  14,526
----------------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Total Return Bond Portfolio
December 31, 2001 Amounts in thousands

                                                                     Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                       December 31, 2001     December 31, 2000
Operations:
Net investment income                                                 $   9,528            $    1,247
Net realized gain                                                         4,347                   287
Net change in unrealized appreciation                                       651                 1,005
Net increase resulting from operations                                   14,526                 2,539
-----------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                   (1,561)                  (86)
   Administrative Class                                                  (7,971)               (1,160)
From net realized capital gains
   Institutional Class                                                     (666)                    0
   Administrative Class                                                  (6,502)                    0

Total Distributions                                                     (16,700)               (1,246)
-----------------------------------------------------------------------------------------------------

Portfolio Share Transactions:
Receipts for shares sold
   Institutional Class                                                   38,223                 3,076
   Administrative Class                                                 328,425                55,729
Issued as reinvestment of distributions
   Institutional Class                                                    2,227                    89
   Administrative Class                                                  14,473                 1,157
Cost of shares redeemed
   Institutional Class                                                   (6,077)               (2,568)
   Administrative Class                                                 (63,201)               (6,495)
Net increase resulting from Portfolio share transactions                314,070                50,988

Total Increase in Net Assets                                            311,896                52,281
-----------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                      56,158                 3,877
End of period *                                                       $ 368,054            $   56,158

*Including net undistributed investment income of:                    $     550            $      257

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
December 31, 2001

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)
---------------------------------------------------------------------
CORPORATE BONDS & NOTES 25.8%
---------------------------------------------------------------------

Banking & Finance 10.8%
Atlas Reinsurance PLC
  4.275% due 01/07/2005 (d)                $    1,000    $     1,000
Banco Nacional de Comercio Exterior
  7.250% due 02/02/2004                           700            736
Bank of America Corp.
  2.412% due 08/26/2005 (d)                     4,700          4,701
Bank One Corp.
  2.213% due 05/07/2002 (d)                       400            400
  2.216% due 05/10/2004 (d)                       300            300
Bear Stearns Cos., Inc.
  3.850% due 12/01/2003 (d)                     2,000          2,002
Chrysler Financial Corp. LLC
  2.080% due 03/10/2003 (d)                       100             99
  2.040% due 06/17/2003 (d)                       300            294
  2.040% due 06/18/2003 (d)                       700            688
CIT Group, Inc.
  2.931% due 04/07/2003 (d)                     1,300          1,306
Donaldson, Lufkin & Jenrette, Inc.
  2.940% due 07/18/2003 (d)                       100            100
Ford Motor Credit Co.
  2.422% due 06/23/2003 (d)                       350            343
  2.860% due 07/18/2005 (d)                       400            378
Gemstone Investors LTD
  7.710% due 10/31/2004                           700            681
General Motors Acceptance Corp.
  2.740% due 07/21/2003 (d)                       500            491
  2.540% due 08/04/2003 (d)                     1,900          1,868
  2.200% due 08/18/2003 (d)                     1,600          1,566
  3.452% due 03/22/2004 (d)                     1,500          1,469
  3.010% due 05/04/2004 (d)                     2,500          2,444
  2.716% due 05/10/2004 (d)                       500            488
  2.800% due 05/17/2004 (d)                       700            683
  2.820% due 07/20/2004 (d)                       500            485
  3.240% due 07/21/2004 (d)                       400            387
  4.105% due 07/30/2004 (d)                       600            580
  8.000% due 11/01/2031                         2,400          2,450
Goldman Sachs Group, Inc.
  2.740% due 04/08/2005 (d)                     2,900          2,874
Heller Financial, Inc.
  2.727% due 07/24/2002 (d)                       500            501
Household Finance Corp.
  3.862% due 05/28/2004 (d)                       600            600
Merrill Lynch & Co.
  3.847% due 05/21/2004 (d)                       300            300
Morgan Stanley, Dean Witter & Co.
  3.888% due 05/14/2004 (d)                       600            599
Pemex Finance Ltd.
  5.720% due 11/15/2003                           100            102
Pemex Master Trust
  8.000% due 11/15/2011                         3,400          3,426
PNC Funding Corp.
  6.125% due 09/01/2003                           100            104
Popular, Inc.
  6.625% due 01/15/2004                           500            517
Premium Asset Trust
  3.837% due 11/27/2004 (d)                       100            100
  3.895% due 09/08/2007 (d)                       100            100
Residential Reinsurance
  8.510% due 06/01/2004                           100            100
Sears Roebuck Acceptance Corp.
  6.720% due 10/23/2002                         2,000          2,066
Wachovia Corp.
  4.950% due 11/01/2006                         1,000            983
WestDeutsche Landersbank
  6.050% due 01/15/2009                           200            203
Western Capital
  8.796% due 01/07/2003                         1,300          1,300
                                                            --------
                                                              39,814
                                                            --------

Industrials 10.0%
American Airlines, Inc.
   7.858% due 10/01/2011                   $     700     $       699
AOL Time Warner, Inc.
   7.625% due 04/15/2031                       3,600           3,820
DaimlerChrysler North America Holding Corp.
   6.590% due 06/18/2002                         300             305
   3.797% due 08/23/2002 (d)                   1,300           1,293
   2.640% due 12/16/2002 (d)                   2,100           2,090
   7.750% due 05/27/2003                         200             209
   3.777% due 08/21/2003 (d)                   2,300           2,256
Ford Capital BV
   9.875% due 05/15/2002                       3,700           3,791
Ford Motor Co.
   7.450% due 07/16/2031                       5,300           4,869
Kerr-McGee Corp.
   3.341% due 06/28/2004 (d)                     300             300
Kroger Co.
   4.310% due 08/16/2012 (d)                     500             500
Northwest Airlines, Inc.
   6.841% due 04/01/2011                       3,300           3,079
Qwest Capital Funding, Inc.
   7.250% due 02/15/2011                         500             488
TRW, Inc.
   6.625% due 06/01/2004                         250             255
United Air Lines, Inc.
   2.301% due 12/02/2002 (d)                   1,401           1,373
   8.030% due 07/01/2011                         482             408
   6.071% due 03/01/2013                       7,700           6,882
Walt Disney Co.
   4.500% due 09/15/2004                       4,300           4,296
                                                            --------
                                                              36,913
                                                            --------

Utilities 5.0%
Allete, Inc.
   4.610% due 10/20/2003 (d)                     100             100
AT&T Wireless Services, Inc.
   7.875% due 03/01/2011                         100             107
BellSouth Corp.
   6.875% due 10/15/2031                         600             619
British Telecom PLC
   3.165% due 12/15/2003 (d)                   1,900           1,921
   8.125% due 12/15/2010                         100             111
Commonwealth Edison Co.
   3.091% due 09/30/2002 (d)                     300             300
DTE Energy Co.
   7.110% due 11/15/2038                         500             511
Entergy Gulf States, Inc.
   3.381% due 09/01/2004 (d)                   3,400           3,403
France Telecom
   4.406% due 03/14/2003 (d)                   4,800           4,838
   3.396% due 07/16/2003 (d)                     200             200
   7.750% due 03/01/2011                         200             215
Indiana Michigan Power Co.
   4.087% due 09/03/2002 (d)                     100             100
Pacific Gas & Electric Co.
   0.000% due 10/31/2049 (i)                     400             370
Philadelphia Electric
   6.500% due 05/01/2003                         100             104
Sierra Pacific Resources
   2.665% due 04/20/2002 (d)                   1,000             994
Southern California Edison Co.
   5.878% due 05/01/2002 (d)                   1,000             965
Sprint Capital Corp.
   8.125% due 07/15/2002                         150             154
   6.000% due 01/15/2007                         100              99
Telekomunikacja Polska SA
   7.125% due 12/10/2003                         100             104
Texas Utilities Corp.
   2.500% due 06/15/2003 (d)                   3,000           3,003
                                                            --------
                                                              18,218
                                                            --------
Total Corporate Bonds & Notes                                 94,945
                                                            --------
(Cost $96,153)

                             See accompanying notes | 12.31.01 | Annual Report 7

Total Return Bond Portfolio
December 31, 2001

                                                          Principal
                                                             Amount        Value
                                                             (000s)       (000s)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.0%
--------------------------------------------------------------------------------

Fannie Mae
    7.125% due 06/15/2010                              $     1,700     $   1,866
Federal Home Loan Bank
    6.750% due 02/15/2002                                      800           804
Small Business Administration
    7.449% due 08/01/2010                                       97           105
    7.500% due 04/01/2017                                    3,768         4,062
    6.290% due 01/01/2021                                      392           398
                                                                       ---------
Total U.S. Government Agencies                                             7,235
                                                                       ---------
(Cost $7,018)

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 11.3%
--------------------------------------------------------------------------------
Treasury Inflation Protected Securities (h)
    3.625% due 07/15/2002 (b)                                  166           168
    3.375% due 01/15/2007 (b)                                1,570         1,576
    3.625% due 01/15/2008                                    1,650         1,668
    3.875% due 01/15/2009                                    7,476         7,649
    4.250% due 01/15/2010                                    1,796         1,884
    4.130% due 01/15/2011                                      204           204
    3.625% due 04/15/2028                                      110           112
    3.875% due 04/15/2029                                    1,405         1,499
U.S. Treasury Bonds
    6.250% due 08/15/2023                                      100           106
    6.000% due 02/15/2026                                    1,900         1,959
    6.500% due 11/15/2026                                      200           219
    5.250% due 11/15/2028                                   10,800        10,119
US. Treasury Notes
    3.250% due 12/31/2003 (k)                               13,200        13,254
    4.625% due 05/15/2006 (k)                                1,200         1,217
                                                                       ---------
Total U.S. Treasury Obligations                                           41,634
                                                                       ---------
(Cost $42,238)

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 56.9%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 30.9%
Aurora Loan Services
    2.807% due 05/25/2030 (d)                                1,389         1,393
Bank of America Mortgage Securities, Inc.
    7.750% due 11/25/2030                                    1,094         1,121
    7.500% due 02/25/2031                                       93            95
Bear Stearns Adjustable Rate Mortgage Trust
    6.212% due 11/25/2030 (d)                                   69            70
    7.477% due 12/25/2030 (d)                                1,555         1,578
    7.490% due 12/25/2030 (d)                                  290           296
    6.574% due 10/25/2031 (d)                                1,678         1,696
    6.709% due 11/25/2031 (d)                                1,832         1,860
    6.195% due 12/25/2031 (d)                                1,500         1,526
    6.147% due 12/25/2031 (d)                                  900           912
    6.299% due 01/25/2032 (d)                                3,400         3,481
Cendant Mortgage Corp.
    2.580% due 08/25/2030 (d)                                  735           737
Commercial Mortgage Asset Trust
    6.640% due 09/17/2010                                   10,000        10,392
Countrywide Alternative Loan Trust
    8.000% due 07/25/2030                                      200           205
Countrywide Home Loans
    7.750% due 01/25/2031                                       31            32
Credit-Based Asset Servicing and Securitization
    2.340% due 09/25/2029 (d)                                  374           375
CS First Boston Mortgage Securities Corp.
    6.750% due 12/27/2028                                      100           100
DLJ Commercial Mortgage Corp.
    2.680% due 07/05/2008 (d)                                  741           741
E-Trade Bank Adjustable Rate Mortgage Trust
    7.174% due 09/25/2031                                    2,731         2,778
Fannie Mae
    7.000% due 04/25/2023                                   10,986        11,080
    5.000% due 04/25/2023                                    1,130         1,138
    6.750% due 08/21/2031                                      990         1,002
First Horizon Asset Securities, Inc.
    6.750% due 08/21/2031                                      847           864
First Nationwide Trust
    7.750% due 07/25/2030                              $     1,101     $   1,146
Freddie Mac
    7.500% due 11/15/2016                                      469           488
    6.250% due 08/25/2022                                    7,200         7,450
    8.500% due 08/01/2024                                      144           155
    6.500% due 04/15/2029                                      594           594
    7.500% due 07/15/2030                                      300           315
    2.395% due 09/15/2030 (d)                                  827           831
    2.345% due 11/15/2030 (d)                                1,122         1,125
GMAC Commercial Mortgage Asset Corp.
    2.232% due 06/01/2005 (d)                                  386           386
GMAC Commercial Mortgage Securities, Inc.
    4.076% due 09/11/2006 (d)                                2,000         1,945
Government National Mortgage Association
    7.500% due 11/20/2029                                      467           491
    2.332% due 06/20/2030 (d)                                  138           139
    2.432% due 09/20/2030 (d)                                  861           866
G-Wing Ltd.
    4.741% due 05/06/2004 (d)                                1,800         1,800
Indymac Adjustable Rate Mortgage Trust
    6.444% due 01/25/2032 (d)                                  491           493
Morgan Stanley Dean Witter Capital I
    2.390% due 07/11/2011 (d)                                1,292         1,292
PNC Mortgage Securities Corp.
    7.750% due 07/25/2030                                       60            60
    7.500% due 02/25/2031                                      685           708
Resecuritization Mortgage Trust
    6.500% due 04/19/2029                                      282           289
Residential Asset Securitization Trust
    7.130% due 07/25/2031                                    3,400         3,418
Residential Funding Mortgage Securities I
    6.500% due 12/25/2023                                    7,523         7,270
    7.500% due 11/25/2030                                       24            24
Salomon Brothers Mortgage Securities VII
    2.820% due 09/25/2029 (d)                                1,329         1,335
    7.599% due 11/25/2030                                      134           137
Small Business Investment Cos.
    8.017% due 02/10/2010                                      838           928
    6.344% due 08/10/2011                                    2,577         2,600
Structured Asset Securities Corp.
    7.000% due 02/25/2030                                      288           296
    2.870% due 05/25/2031 (d)                                1,142         1,140
    6.500% due 09/25/2031 (d)                                  766           778
    6.250% due 01/25/2032                                    9,000         9,143
Superannuation Members Home Loans Global Fund
    3.410% due 06/15/2026 (d)                                1,000         1,000
Torrens Trust
    2.785% due 07/15/2031 (d)                                2,447         2,447
Washington Mutual, Inc.
    6.399% due 10/19/2039                                    8,100         8,263
    5.855% due 01/25/2041 (d)                                  152           151
Wells Fargo Mortgage-Backed Securities Trust
    6.125% due 07/25/2031                                    5,000         5,019
    6.749% due 10/25/2031                                    1,897         1,922
    6.251% due 01/25/2032 (d)                                3,700         3,740
                                                                       ---------
                                                                         113,656
                                                                       ---------

Fannie Mae 9.4%
    6.000% due 04/01/2016                                       61            62
    6.000% due 06/01/2016                                      980           984
    6.000% due 07/01/2016                                       27            27
    6.000% due 08/01/2016                                       53            53
    6.000% due 10/01/2016                                      958           962
    6.000% due 11/01/2016                                      877           880
    5.500% due 01/17/2017 (d)                                1,000           983
    6.000% due 02/19/2017                                   13,000        12,980
    7.430% due 01/25/2023                                      552           558
    6.982% due 11/01/2025 (d)                                   15            15
    7.500% due 01/14/2032                                    6,000         6,191
    5.420% due 10/01/2032 (d)                                6,075         6,173
    5.417% due 11/01/2035 (d)                                1,197         1,217
    6.691% due 09/01/2039 (d)                                2,841         2,936
    5.795% due 09/01/2040 (d)                                  688           700
                                                                       ---------
                                                                          34,721
                                                                       ---------

 8 Annual Report |12.31.01 | See accompanying notes

                                                   Principal
                                                      Amount          Value
                                                      (000s)          (000s)
-----------------------------------------------------------------------------
Federal Housing Administration 4.9%
     6.500% due 01/24/2032                      $     17,500     $    17,560
     7.700% due 08/01/2028                               469             484
                                                                 -----------
                                                                      18,044
                                                                 -----------

Freddie Mac 2.5%
     3.890% due 07/01/2027 (d)                            23              24
     6.702% due 01/01/2028 (d)                            31              32
     7.000% due 06/15/2023                             9,049           9,186
     7.804% due 07/01/2030 (d)                            85              90
                                                                 -----------
                                                                       9,332
                                                                 -----------

Government National Mortgage Association 9.2%
     5.500% due 05/20/2030 (d)                           127             128
     6.000% due 02/15/2029-01/24/2032 (d)(j)          15,001          14,733
     6.375% due 04/20/2026-02/20/2027 (d)(j)             898             921
     6.500% due 01/24/2032                               400             401
     7.000% due 10/20/2029-01/24/2032 (d)(j)          10,897          11,105
     7.500% due 03/15/2030-01/24/2032 (d)(j)           6,518           6,743
                                                                 -----------
                                                                      34,031
                                                                 -----------
Total Mortgage-Backed Securities                                     209,784
                                                                 -----------
(Cost $208,786)

----------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 10.9%
----------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc.
     2.215% due 06/15/2030 (d)                            51              51
     2.195% due 07/15/2030 (d)                           213             214
Asset Backed Securities Home Equity Corp.
     2.155% due 06/15/2031 (d)                         2,406           2,409
Bayview Financial Acquisition Trust
     2.320% due 07/25/2030 (d)                            71              71
     3.041% due 11/25/2030 (d)                         5,400           5,419
     2.210% due 07/25/2031 (d)                           177             176
Bayview Financial Asset Trust
     2.330% due 04/25/2031 (d)                           256             256
Conseco Finance
     2.265% due 10/15/2031 (d)                           938             942
Conseco Finance Securitizations Corp.
     3.220% due 09/01/2023                             5,900           5,895
Conseco Private Label Credit Card
     2.175% due 11/17/2008 (d)                         1,300           1,303
Conseco Recreational Enthusiast
Consumer Trust
     7.562% due 10/15/2007                                74              77
Contimortgage Home Equity Loan Trust
     7.580% due 08/15/2028                               100             105
CS First Boston Mortgage Securities Corp.
     2.340% due 12/15/2030 (d)                           749             750
     3.011% due 08/25/2031 (d)                         7,155           7,177
EMC Mortgage Loan Trust
     3.950% due 05/25/2040 (d)                         4,520           4,535
GRMT II Mortgage Loan Trust
     2.352% due 06/20/2032 (d)                           348             348
Irwin Home Equity Loan Trust
     2.795% due 06/25/2021 (d)                            52              52
ITT Corp.
     6.750% due 11/15/2005                               250             243
Long Beach Mortgage Loan Trust
     2.722% due 04/21/2008 (d)                         1,040           1,040
Marriott Vacation Club Owner Trust
     2.452% due 09/20/2017 (d)                            76              75
Novastar Home Equity Loan
     3.011% due 01/25/2030 (d)                           773             774
NPF XII, Inc.
     3.237% due 06/01/2004 (d)                         1,800           1,800
Providian Gateway Master Trust
     2.175% due 03/16/2009 (d)                           300             293
Residential Asset Mortgage Products, Inc.
     7.610% due 12/25/2027                             1,200           1,243
Structured Product Asset Trust
     5.054% due 06/20/2004 (d)                         3,000           2,961
World Financial Network Credit Card
Master Trust
     2.135% due 06/16/2008 (d)                         1,800           1,794
                                                                 -----------
Total Asset-Backed Securities                                         40,003
                                                                 -----------
(Cost $39,942)

----------------------------------------------------------------------------
 SOVEREIGN ISSUES 3.3%
----------------------------------------------------------------------------
Province of Quebec
     7.500% due 09/15/2029                                75              84
Republic of Brazil
     3.187% due 04/15/2006 (d)                           144             126
Republic of Egypt
     8.750% due 07/11/2011                             2,500           2,444
Republic of Panama
     9.625% due 02/08/2011                               800             818
     4.500% due 07/17/2014 (d)                           385             342
United Mexican States
     9.875% due 02/01/2010                               100             111
  11.375% due 09/15/2016                               5,100           6,268
     8.300% due 08/15/2031                             1,900           1,872
                                                                 -----------
Total Sovereign Issues                                                12,065
                                                                 -----------
(Cost $11,961)

----------------------------------------------------------------------------
 PURCHASED PUT OPTIONS 0.0%
----------------------------------------------------------------------------
Eurodollar June Futures (CME)
     Strike @ 95.000 Exp. 06/17/2002                  25,000               0
     Strike @ 94.750 Exp. 06/17/2002                 150,000               1
     Strike @ 93.750 Exp. 06/17/2002                 239,000               1
     Strike @ 93.500 Exp. 06/17/2002                 100,000               1
     Strike @ 92.500 Exp. 06/17/2002               1,100,000               7
Japanese Yen March Futures (CME)
     Strike @ 79.000 Exp. 03/08/2002                     125               4
                                                                 -----------
Total Purchased Put Options                                               14
                                                                 -----------
(Cost $28)

----------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 17.3%
----------------------------------------------------------------------------
Commercial Paper 15.4%
ABN AMRO Mortgage Corp.
     1.840% due 03/20/2002                            12,500          12,451
American Electric Power, Inc.
     4.260% due 02/13/2002                             2,000           1,990
American Express Credit Corp.
     1.800% due 03/27/2002                             2,000           1,991
AT&T Corp.
     4.525% due 08/06/2002                             1,100           1,100
Danske Corp.
     1.850% due 03/20/2002                             2,400           2,391
Freddie Mac
     2.280% due 01/10/2002 (b)                           740             740
     1.760% due 01/15/2002 (b)                           700             700
General Electric Capital Corp.
     1.770% due 01/03/2002                             1,000           1,000
General Mills, Inc.
     2.970% due 01/17/2002                               700             699
     3.010% due 01/22/2002                               900             898
Lloyds TSB Bank PLC
     1.800% due 03/21/2002                             1,400           1,394
SBC Communications, Inc.
     2.070% due 03/27/2002                             2,100           2,091
Sprint Capital Corp.
     3.210% due 04/23/2002                             5,800           5,767
     3.450% due 05/07/2002                               500             497
Swedbank, Inc.
     1.940% due 03/25/2002                             4,800           4,779
     2.050% due 03/28/2002                             1,300           1,295
UBS Finance, Inc.
     1.730% due 03/26/2002                             4,200           4,182
     1.840% due 03/28/2002                            11,000          10,952
     2.020% due 03/28/2002                             1,600           1,593
                                                                 -----------
                                                                      56,510
                                                                 -----------

                            See accompanying notes | 12.31.01 | Annual Report 9

Total Return Bond Portfolio
December 31, 2001

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
-------------------------------------------------------------------------------

Repurchase Agreement 1.7%
State Street Bank
   1.550%due 01/02/2002                                $    6,246  $      6,246
   (Dated 12/31/2001. Collateralized by
   Fannie Mae 3.125% due 11/14/2003 valued at $6,376.
   Repurchase proceeds are $6,247.)

U.S. Treasury Bills 0.2%
   1.936%due 02/07/2002 (b)(j)                                745           744
                                                                   ------------
Total Short-Term Instruments                                             63,500
                                                                   ------------
(Cost $63,471)

Total Investments (a) 127.5%                                            469,180
(Cost $469,597)

Written Options (c) (0.6%)                                               (2,088)
(Premiums $3,668)

Other Assets and Liabilities (Net) (26.9%)                              (99,038)
                                                                   ------------
Net Assets 100.0%                                                  $    368,054
                                                                   -- ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $469,581 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $      2,719

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (3,120)
                                                                   ------------
Unrealized depreciation-net                                        $       (401)
                                                                   ------------

(b) Securities with an aggregate market value of $2,285 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                     Unrealized
                                                      # of         Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (03/2002)                         6     $        (10)
U.S. Treasury 30 Year Bond (03/2002)                       126             (314)
Eurodollar September Futures (09/2002)                      72               57
Eurodollar December Futures (12/2002)                      322              221
                                                                   ------------
                                                                   $        (46)
                                                                   ------------

(c) Premiums received on written options:

                                                      # of
Type                                             Contracts    Premium    Value
-------------------------------------------------------------------------------
Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.970 Exp. 10/04/2004                6,400,000    $   257   $   172

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004                1,700,000         69       101

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004                1,700,000         69        47

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.970 Exp. 10/04/2004                6,400,000        257       386

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.953 Exp. 01/11/2002                5,774,278        341       367

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.952 Exp. 01/11/2002                6,650,000    $   340   $   422

Call - OTC Japanese Yen vs. U.S. Dollar
   Strike @ 128.750 Exp. 01/11/2002            708,125,000        270         5

Call - OTC Japanese Yen vs. U.S. Dollar
   Strike @ 133.400 Exp. 01/11/2002            833,750,000        304       101

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 112.000 Exp. 02/23/2002                     57         49         5

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 108.000 Exp. 02/23/2002                     90         66        48

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 107.000 Exp. 02/23/2002                    117         99        93

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 103.000 Exp. 02/23/2002                    116         86        83

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 102.000 Exp. 02/23/2002                     69         51        33

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 104.000 Exp. 02/23/2002                     77         80        81

Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 100.000 Exp. 02/23/2002                     10          6        12

Put - CME Eurodollar June Futures
   Strike @ 95.500 Exp. 06/17/2002                   1,101        719        28

Put - CME Eurodollar June Futures
   Strike @ 95.750 Exp. 06/17/2002                     619        338        23

Put - CME Eurodollar June Futures
   Strike @ 96.000 Exp. 06/17/2002                     259        185        13

Put - CME Eurodollar June Futures
   Strike @ 97.000 Exp. 06/17/2002                      31         17         7

Put - CME Eurodollar September Futures
   Strike @ 96.500 Exp. 09/16/2002                      31         24        17

Put - CME Eurodollar December Futures
   Strike @ 96.000 Exp. 12/16/2002                      45         41        44
                                                              -----------------
                                                              $ 3,668   $ 2,088
                                                              -----------------


(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Foreign forward currency contracts outstanding at December 31, 2001:

                               Principal
                                  Amount                             Unrealized
                              Covered by       Settlement          Appreciation/
Type      Currency              Contract            Month         (Depreciation)
--------------------------------------------------------------------------------
Buy             EC                11,026          01/2002           $       (24)
Sell            EC                12,098          01/2002                    96
Sell            BP                   528          01/2002                   (15)
Buy             JY             1,455,923          01/2002                  (504)
Sell            JY             2,144,342          01/2002                   811
                                                                    -----------
                                                                    $       364
                                                                    -----------


10 Annual Report | 12.31.01 | See accompanying notes

(f) Principal amount denoted in indicated currency:

       BP - British Pound
       EC - Euro
       JY - Japanese Yen

(g) Swap agreements outstanding at December 31, 2001:

                                                                      Unrealized
                                                       Notional    Appreciation/
Type                                                     Amount   (Depreciation)
--------------------------------------------------------------------------------
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/02/2004                                 BP         2,100   $         14

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Lehman Brothers
Exp. 03/02/2004                                            1,100              8

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/19/2006                                              500             (8)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2006                                            1,000             (7)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2006                                              600             (4)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/19/2006                                              400             (8)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2004                                            1,100             (4)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2004                                              200              3

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2003                                            5,400             64

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 06/15/2006                                 BP         4,720   $          5

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 09/17/2003                                            4,100              5

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America
Exp. 06/17/2007                                   $          900             12

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs
Exp. 06/17/2007                                            1,500             15
                                                                   -------------
                                                                   $         95
                                                                   -------------

(h) Principal amount of security is adjusted for inflation.

(i) Security is in default.

(j) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(k) Subject to financing transaction.

(l) Short sales open at December 31, 2001 were as follows:

                      Coupon
Type                   (%)       Maturity     Par          Value       Proceeds
--------------------------------------------------------------------------------
U.S. Treasury Notes    4.625   05/15/2006   1,200        $ 1,217       $   1,207

                            See accompanying notes | 12.31.01 | Annual Report 11

Notes to Financial Statements
December 31, 2001

1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

12 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount.

Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell

                                                     12.31.01 | Annual Report 13

December 31, 2001

when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class    Administrative Class
--------------------------------------------------------------------------

Total Return Bond Portfolio                  0.50%                   0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):


                                   U.S. Government/Agency          All Other
                                   ---------------------------------------------
                                     Purchases     Sales    Purchases    Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio        $  591,275    $453,386   $ 210,866   $ 24,801


14 Annual Report | 12.31.01

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                Total Return Bond Portfolio
                                                                     ----------------------------------------------
                                                                      Year Ended 12/31/2001   Year Ended 12/31/2000
                                                                       Shares        Amount    Shares        Amount
                                                                     ----------------------------------------------
Receipts for shares sold

   Institutional Class                                                 3,884    $    38,223       324    $    3,076
------------------------------------------------------------------   ----------------------------------------------
   Administrative Class                                               32,859        328,425     5,832        55,729
------------------------------------------------------------------   ----------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                   225          2,227         9            89
------------------------------------------------------------------   ----------------------------------------------
   Administrative Class                                                1,459         14,473       120         1,157
------------------------------------------------------------------   ----------------------------------------------
Cost of shares redeemed

   Institutional Class                                                  (611)        (6,077)     (270)       (2,568)
------------------------------------------------------------------   ----------------------------------------------
   Administrative Class                                               (6,353)       (63,201)     (678)       (6,495)
------------------------------------------------------------------   ----------------------------------------------

Net increase resulting from Portfolio share transactions              31,463    $   314,070     5,337    $   50,988
------------------------------------------------------------------   ----------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                  Number           % of Portfolio Held
----------------------------------------------------------------------

Total Return Bond Portfolio
      Administrative Class             6                            82
      Institutional Class              2                            99

 6.Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                           Total Return Bond Portfolio
                        ----------------------------------
                                                   Premium
----------------------------------------------------------
Balance at 12/31/2000                             $     23
Sales                                                3,927
Closing Buys                                           (67)
Expirations                                           (215)
Exercised                                                0
----------------------------------------------------------
Balance at 12/31/2001                             $  3,668
----------------------------------------------------------

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands)

Undistributed ordinary income                        $       928
Undistributed long-term capital gains                        300
Post-October loss deferrals                               (2,275)/(1)/
Net unrealized tax appreciation/(depreciation) on
investments                                                 (401)/(2)/
Net tax appreciation on derivatives and foreign-
 currency denominated assets and liabilities                 383/(3)/
                                                     -----------
                                                     $    (1,065)
                                                     -----------

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to accelerated recognition of unrealized losses on purchased options for federal income tax purposes.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)  $   13,377
Long-term capital gain                                     3,323
                                                      ----------
                                                      $   16,700
                                                      ----------

                                                     12.31.01 | Annual Report 15

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

16 Annual Report | 12.31.01

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                     Number of
                         Term of                                                    Portfolios in
Name, Address,           Office and                                                 Fund Complex
Age and Position         Length of                                                  Overseen by
Held with Trust          Time Served/1/ Principal Occupation(s) During Past 5 Years  Trustee    Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)    12/1997 to   Managing Director, PIMCO; Board of Governors     51        None
Chairman of the Board and Present      and Executive Committee, Investment Company
Director                               Institute; Chairman and Trustee, PIMCO Funds:
                                       Pacific Investment Management Series; and
                                       Chairman and Director, PIMCO Commercial
                                       Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)    12/1997 to   Managing Director, PIMCO; Trustee and            51        None
President and Director      Present    President, PIMCO Funds: Pacific Investment
Non-Interested Trustees                Management Series; and Director and President,
                                       PIMCO Commercial Mortgage Securities Trust,
                                       Inc. Formerly Executive Vice President, PIMCO;
                                       and Executive Vice President, PIMCO Funds:
                                       Multi-Manager Series.

Non-Interested Trustees
Guilford C. Babcock (70)  12/1997 to   Private Investor; Professor of Finance           51        Director, Growth Fund of
San Marino, California      Present    Emeritus, University of Southern California.               America and Fundamental
Trustee                                                                                           Investors Fund of the Capital
                                                                                                  Group; and Director, Good Hope
                                                                                                  Medical Foundation.

E. Philip Cannon (61)     03/2000 to   Proprietor, Cannon & Company, an affiliate       74        None
Houston, Texas              Present    of Inverness Management LLC, a private equity
Trustee                                investment firm. Formerly, Headmaster, St.
                                       John's School, Houston, Texas. Formerly
                                       Trustee of PIMCO Advisors Funds ("PAF") and
                                       Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)       12/1997 to   Private Investor. Formerly, charitable work,     51        Director, Public Storage
Portland, Oregon            Present    The Church of Jesus Christ of Latter Day Saints.           Business Parks, Inc., (Real,
Trustee                                                                                           Estate Investment Trust);
                                                                                                  Director  Fresh Choice, Inc.
                                                                                                  (restaurant company).

J. Michael Hagan (62)     03/2000 to   Private Investor and Business Consultant.        51        Director, Freedom,
San Clemente, California    Present    Member of the Board of Regents, Santa Clara                Communications; Director
Trustee                                University, and Member of the Board, Taller                Saint Gobain Corporation; Dir-
                                       San Jose. Formerly, Chairman and CEO, Furon                ector, Ameron International;
                                       Company.                                                   Director, Remedy Temp; and
                                                                                                  Trustee, South Coast
                                                                                                  Repertory.

Thomas P. Kemp (71)       12/1997 to   Private Investor; Chairman, One Touch            51        None
Laguna Beach, California    Present    Technologies LLC (electronic systems for
Trustee                                long-term care facilities). Formerly,
                                       Co-Chairman, U.S. Committee to Assist Russian
                                       Reform; and Chairman, Coca Cola Bottling
                                       Company of Los Angeles.

William J. Popejoy (63)   12/1997 to   President, Pacific Capital Investors. Formerly,    51      Director, PacPro (vinyl
Newport Beach, California   Present    Director, California State Lottery; and Chief              assembly products;
Trustee                                Executive Officer, Orange County, CA.                      formerly Western Printing).


/1/ Trustees serve until their successors are duly elected and qualified.
 * Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO

                                                     12.31.01 | Annual Report 17

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice
Senior Vice President                                   President, PIMCO Funds: Pacific Investment
                                                        Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President,
Senior Vice President                                   PIMCO Funds: Pacific Investment Management
                                                        Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of
Senior Vice President                                   Investment Operations Shareholder Services,
                                                        PIMCO; Senior Vice President, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc. and PIMCO
                                                        Funds: Pacific Investment Management Series;
                                                        and Vice President, PIMCO Funds: Pacific
                                                        Investment Management Series. Formerly, Vice
                                                        President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director,
Senior Vice President                                   PIMCO; and Vice President, PIMCO Funds:
                                                        Pacific Investment Management Series and PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly,
Vice President                                          investment consultant, William M. Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated
Vice President                                          with Chancellor Capital Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund
Vice President                                          Administration, PIMCO; and Vice President,
                                                        PIMCO Commercial Mortgage Securities Trust,
                                                        Inc. Formerly, Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of
Treasurer                                               Investment Operations Accounting, PIMCO;
                                                        Treasurer, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc., PIMCO Funds: Pacific
                                                        Investment Management Series, and PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Vice
                                                        President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial
Secretary                                               Mortgage Securities Trust, Inc.; PIMCO Funds:
                                                        Pacific Investment Management Series; and
                                                        Assistant Secretary, PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Senior
                                                        Portfolio Administrator, PIMCO; and Senior
                                                        Mutual Fund Analyst, PIMCO Advisors
                                                        Institutional.

Erik C. Brown (34)             02/2001 to Present       Vice President of Tax and Financial Reporting;
Assistant Treasurer                                     and Assistant Treasurer, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc., PIMCO Funds:
                                                        Pacific Investment Management Series, and
                                                        PIMCO Funds: Multi-Manager Series. Formerly,
                                                        tax consultant for Deloitte & Touche and
                                                        PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant
Assistant Secretary                                     Secretary, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc. and PIMCO Funds:
                                                        Pacific Investment Management Series.
                                                        Formerly, Project Lead, PIMCO.


 18 Annual Report | 12.31.01

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401


Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter......................................................1
Financial Highlights...................................................3
Statement of Assets and Liabilities....................................4
Statement of Operations................................................5
Statements of Changes in Net Assets....................................6
Notes to Financial Statements..........................................8
Report of Independent Accountants.....................................12

                                                                Fund        Schedule of
                                                                Summary     Investments
Short-Term Bond Portfolio (Administrative Class)......................2          7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Short-Term Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.

Portfolio:

Primarily money market instruments and short maturity fixed income securities.

Duration:

0.41 years

Fund Inception Date:

9/30/1999

Total Net Assets:

$5.8 Million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                       1 Year   Since Inception*
--------------------------------------------------------------------------------
Short-Term Bond Portfolio Administrative Class          6.45%        6.31%

Salomon Smith Barney 3-Month U.S. Treasury Bill Index   4.09%           -

* Annualized

Sector Breakdown*

                                    [GRAPH]

                                Corporate Bonds
                                        & Notes   46.2%

                                Mortgage-Backed
                                     Securities   21.4%

                                     Short-Term
                                    Instruments   20.9%

                                   Asset-Backed
                                     Securities   11.5%

Quality Breakdown*

                                     [GRAPH]

                                    AAA 40.0%

                                    AA  15.5%

                                     A  22.8%

                                    BBB 20.0%

                                    CCC  1.7%

* % of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                         Short-Term               Salomon Smith
                       Bond Portfolio             Barney 3-Month
        Month           Admin. Class         U.S. Treasury Bill Index
     ==========     =================        ========================
     09/30/1999            10,000                     10,000
     10/31/1999            10,042                     10,041
     11/30/1999            10,081                     10,081
     12/31/1999            10,132                     10,125
     01/31/2000            10,175                     10,169
     02/29/2000            10,218                     10,213
     03/31/2000            10,267                     10,261
     04/30/2000            10,310                     10,309
     05/31/2000            10,369                     10,360
     06/30/2000            10,426                     10,408
     07/31/2000            10,486                     10,458
     08/31/2000            10,562                     10,510
     09/30/2000            10,632                     10,562
     10/31/2000            10,692                     10,618
     11/30/2000            10,749                     10,672
     12/31/2000            10,782                     10,729
     01/31/2001            10,858                     10,784
     02/28/2001            10,920                     10,831
     03/31/2001            10,965                     10,878
     04/30/2001            10,984                     10,920
     05/31/2001            11,047                     10,961
     06/30/2001            11,066                     10,996
     07/31/2001            11,174                     11,030
     08/30/2001            11,236                     11,063
     09/30/2001            11,328                     11,095
     10/31/2001            11,399                     11,124
     11/30/2001            11,429                     11,148
     12/31/2001            11,478                     11,167

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 . The total return performance of the Short-Term Bond Portfolio Administrative
   Class was 6.45% for the year ended December 31, 2001, outperforming the 4.09% return posted by the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
 . Above-benchmark duration paid off as very short-term interest rates fell amid a weak economy.
 . A mortgage emphasis was negative as short duration mortgages underperformed
   Treasuries due to heightened market volatility.
 . Investment grade corporates added value as credit premiums narrowed amid optimism for an economic recovery.
 . Modest high yield holdings were positive as expectations of improved credit fundamentals led the sector to outperform.
 . Asset-backed bonds added to returns due to their attractive yields.
 . Real return bonds were negative; rising real yields caused these assets to lag similar-duration alternatives.

 2 Annual Report | 12.31.01

Financial Highlights

Short-Term Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001          12/31/2000     09/30/1999 -12/31/1999
Net asset value beginning of period                              $    10.01          $    10.00     $             10.00
Net investment income (a)                                              0.48                0.53                    0.13
Net realized / unrealized gain on investments (a)                      0.15                0.09                    0.00
Total income from investment operations                                0.63                0.62                    0.13
Dividends from net investment income                                  (0.52)              (0.61)                  (0.13)
Distributions from net realized capital gains                         (0.04)               0.00                    0.00
Total distributions                                                   (0.56)              (0.61)                  (0.13)
Net asset value end of period                                    $    10.08          $    10.01     $             10.00
Total return                                                           6.45%               6.42%                   1.32%
Net assets end of period (000s)                                  $    1,683          $       37     $             3,040
Ratio of net expenses to average net assets                            0.61%(c)(d)         0.60%                   0.60%(b)*
Ratio of net investment income to average net assets                   4.74%               5.27%                   5.17%*
Portfolio turnover rate                                                  94%                281%                    N/A


* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.
(c) Ratio of net expenses to average net assets excluding interest expense is 0.60%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.62% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Short-Term Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                            $   5,825
Cash                                                                                     2
Interest and dividends receivable                                                       54
Variation margin receivable                                                              1
------------------------------------------------------------------------------------------
                                                                                     5,882
------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts         $     102
Payable for Portfolio shares redeemed                                                    1
Accrued investment advisory fee                                                          1
Accrued administration fee                                                               1
Other liabilities                                                                        1
                                                                                       106
------------------------------------------------------------------------------------------
Net Assets                                                                       $   5,776
------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                  $   5,747
Undistributed net investment income                                                     12
Accumulated undistributed net realized gain                                              5
Net unrealized appreciation                                                             12
------------------------------------------------------------------------------------------
                                                                                 $   5,776
------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                              $   4,093
Administrative Class                                                                 1,683

Shares Issued and Outstanding:

Institutional Class                                                                    406
Administrative Class                                                                   167

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Institutional Class                                                              $   10.08
Administrative Class                                                                 10.08
------------------------------------------------------------------------------------------

Cost of Investments Owned                                                        $   5,810
------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Short-Term Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                         $     248
 Total Income                                                                          248

Expenses:

Investment advisory fees                                                                11
Administration fees                                                                      9
Distribution and/or servicing fees - Administrative Class                                1
   Total Expenses                                                                       21

Net Investment Income                                                                  227
------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                        24
Net realized gain on futures contracts and written options                               6
Net change in unrealized appreciation on investments                                    18
Net change in unrealized (depreciation) on futures contracts and written options        (2)
   Net Gain                                                                             46

Net Increase in Assets Resulting from Operations                                 $     273
------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Short-Term Bond Portfolio
December 31, 2001
Amounts in thousands


                                                                               Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                                 December 31, 2001     December 31, 2000
Operations:
Net investment income                                                   $             227     $             197
Net realized gain                                                                      30                     7
Net change in unrealized appreciation (depreciation)                                   16                    (4)
Net increase resulting from operations                                                273                   200
---------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                               (195)                 (144)
   Administrative Class                                                               (32)                  (54)
From net realized capital gains
   Institutional Class                                                                (15)                    0
   Administrative Class                                                                (5)                    0

Total Distributions                                                                  (247)                 (198)
---------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                480                 3,229
   Administrative Class                                                             2,158                    37
Issued as reinvestment of distributions
   Institutional Class                                                                209                   157
   Administrative Class                                                                38                    41
Cost of shares redeemed
   Institutional Class                                                                 (8)                   (1)
   Administrative Class                                                              (552)               (3,080)
Net increase resulting from Portfolio share transactions                            2,325                   383

Total Increase in Net Assets                                                        2,351                   385
---------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                 3,425                 3,040
End of period *                                                         $           5,776     $           3,425

*Including net undistributed investment income of:                      $              12     $               7

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
Short-Term Bond Portfolio
December 31, 2001

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
-------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 46.6%
-------------------------------------------------------------------------------

Banking & Finance 9.5%
Bear Stearns Co., Inc.
  3.173% due 09/21/2004 (c)                                 100              99
Boeing Capital Corp.
  2.690% due 09/27/2002 (c)                                 100             100
CIT Group, Inc.
  2.931% due 04/07/2003 (c)                                 100             100
Ford Motor Credit Co.
  2.060% due 03/17/2003 (c)                                 100              98
Lehman Brothers Holdings, Inc.
  6.200% due 01/15/2002                                      50              50
Wells Fargo & Co.
  8.375% due 05/15/2002                                     100             102
                                                                     ----------
                                                                            549
                                                                     ----------
Industrials 18.3%
AT&T Corp.
  8.250% due 01/15/2003                                     150             156
Clear Channel Communications, Inc.
  4.440% due 06/15/2002 (c)                                 100             100
Conoco, Inc.
  3.251% due 10/15/2002 (c)                                 100             100
DaimlerChrysler North America Holding Corp.
  6.670% due 02/15/2002                                     100             100
  2.640% due 12/16/2002 (c)                                 100             100
Kroger Co.
  7.150% due 03/01/2003                                     100             104
Norfolk Southern Corp.
  6.950% due 05/01/2002                                      50              51
Raytheon Co.
  6.450% due 08/15/2002                                     100             101
Safeway, Inc.
  7.000% due 09/15/2002                                     100             104
Time Warner, Inc.
  9.625% due 05/01/2002                                      40              41
Viacom, Inc.
  7.500% due 01/15/2002                                     100             100
                                                                     ----------
                                                                          1,057
                                                                     ----------
Utilities 18.8%
Allete, Inc.
  3.240% due 10/20/2003 (c)                                 100             100
British Telecom PLC
  3.165% due 12/15/2003 (c)                                 100             101
Carolina Power & Light Energy, Inc.
  4.860% due 07/29/2002 (c)                                 100             100
Indiana Michigan Power Co.
  2.706% due 09/03/2002 (c)                                 100             100
Ohio Edison Co.
  7.375% due 09/15/2002                                     100             104
Public Service Electric & Gas Co.
  7.190% due 09/06/2002                                     175             180
Scana Corp.
  3.080% due 07/15/2002 (c)                                 100             100
Southern California Edison Co.
  6.514% due 05/01/2002 (c)                                 100              97
Sprint Capital Corp.
  7.625% due 06/10/2002                                     100             102
Texas Utilities Corp.
  2.500% due 06/15/2003 (c)                                 100             100
                                                                     ----------
                                                                          1,084
                                                                     ----------
Total Corporate Bonds & Notes                                             2,690
                                                                     ----------
(Cost $2,687)

-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 21.6%
-------------------------------------------------------------------------------

Collateralized Mortgage Obligations 21.6%
Bear Stearns Adjustable Rate Mortgage Trust
  1.000% due 01/25/2032 (c)                                 100             103
Fannie Mae
  6.250% due 04/25/2007                                      19              20
  6.500% due 10/25/2007                                      22              22
  6.950% due 07/25/2019                                       9               9
  7.000% due 03/25/2021                                      43              43
  5.000% due 04/25/2021                                      22              23
Freddie Mac
  9.500% due 12/01/2019                                     340             377
  6.500% due 04/15/2021                                     504             513
General Electric Capital Mortgage Services, Inc.
  7.000% due 04/25/2028                                      19              19
Government National Mortgage Association
  7.000% due 02/16/2020                                      46              46
Residential Accredit Loans, Inc.
  7.000% due 01/25/2028                                      25              25
Freddie Mac 0.8%
  7.000% due 10/01/2002                                      46              47
                                                                     ----------
Total Mortgage-Backed Securities                                          1,247
                                                                     ----------
(Cost $1,236)

-------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES 11.6%
-------------------------------------------------------------------------------

Advanta Mortgage Loan Trust
  6.320% due 05/25/2029                                      61              62
General Electric Capital Mortgage Services, Inc.
  6.035% due 06/25/2020                                      54              54
Premier Auto Trust
  6.140% due 09/08/2004                                     100             101
Residential Funding Mortgage Securities I
  7.390% due 04/25/2011                                     250             253
SallieMae
  3.523% due 10/25/2004 (c)                                  14              14
Saxon Asset Securities Trust
  7.325% due 01/25/2012                                     186             187
                                                                     ----------
Total Asset-Backed Securities                                               671
                                                                     ----------
(Cost $670)

-------------------------------------------------------------------------------
   SHORT-TERM INSTRUMENTS 21.1%
-------------------------------------------------------------------------------

Commercial Paper 12.2%
Freddie Mac
  2.280% due 01/10/2002 (b)                                   5               5
General Electric Capital Corp.
  2.000% due 03/28/2002                                     200             199
General Motors Acceptance Corp.
  2.840% due 02/28/2002                                     200             199
KFW International Finance, Inc.
  1.860% due 03/07/2002                                     200             199
Walt Disney Co.
  2.960% due 02/06/2002                                     100             100
                                                                     ----------
                                                                            702
                                                                     ----------
Repurchase Agreement 8.9%
State Street Bank
  1.550% due 01/02/2002                                     515             515
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 5.750% due 04/15/2003 valued at $531.
  Repurchase proceeds are $515.)
                                                                     ----------
Total Short-Term Instruments                                              1,217
                                                                     ----------
(Cost $1,217)

Total Investments (a) 100.9%                                         $    5,825
(Cost $5,810)

Other Assets and Liabilities (Net) (0.9%)                                   (49)
                                                                     ----------
Net Assets 100.0%                                                    $    5,776
                                                                     ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $5,810 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $       22

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                             (7)
                                                                     ----------

Unrealized appreciation-net                                          $       15
                                                                     ----------

(b) Securities with an aggregate market value of $5 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                           # of       Unrealized
Type                                                  Contracts   (Depreciation)
--------------------------------------------------------------------------------
Eurodollar December Futures (12/2002)                         3      $       (2)
                                                                     ----------

(c) Variable rate security. The rate listed is as of December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 7

Notes to Financial Statements
December 31, 2001

1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

8 Annual Report | 12.31.01

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

                                                      12.31.01 | Annual Report 9

December 31, 2001

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                   Institutional Class   Administrative Class
--------------------------------------------------------------------------------

Short-Term Bond Portfolio                         0.45%                  0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                   U.S. Government/Agency        All Other
                                  ----------------------------------------------
                                   Purchases       Sales   Purchases      Sales
--------------------------------------------------------------------------------
Short-Term Bond Portfolio            $ 2,718     $ 2,087     $ 3,650    $ 2,401

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                   Short-Term Bond Portfolio
                                                                       -----------------------------------------------
                                                                       Year Ended 12/31/2001   Year Ended 12/31/2000

                                                                        Shares        Amount   Shares         Amount
                                                                       -----------------------------------------------
Receipts for shares sold

   Institutional Class                                                     48        $  480      322          $ 3,229
-------------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                                   214         2,158        4               37
-------------------------------------------------------------------    -----------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                     21           209       16              157
-------------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                                     4            38        4               41
-------------------------------------------------------------------    -----------------------------------------------
Cost of shares redeemed

   Institutional Class                                                     (1)           (8)       0               (1)
-------------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                                   (55)         (552)    (308)          (3,080)
-------------------------------------------------------------------    -----------------------------------------------

Net increase resulting from Portfolio share transactions                  231        $2,325       38          $   383
-------------------------------------------------------------------    -----------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                  Number           % of Portfolio Held
----------------------------------------------------------------------

Short-Term Bond Portfolio
   Administrative Class                4                            95
   Institutional Class                 2                            99

10 Annual Report | 12.31.01

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                         $   15
Undistributed long-term capital gains                      4
Post-October loss deferrals                               (2)/(1)/
Other book-to-tax accounting differences                  (3)/(2)/
Net unrealized tax appreciation/(depreciation) on
investments                                               15 /(3)/
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities             0 /(4)/
                                                      ------
                                                      $   29
                                                      ======

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(3)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to marking to market certain purchased options for federal income tax purposes.

/(4)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)  $  247
Long-term capital gain                                     0
                                                      ------
                                                      $  247
                                                      ======

                                                     12.31.01 | Annual Report 11

Report of Independent Accountants

              To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Short-Term Bond Portfolio

              In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Short-Term Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

              PricewaterhouseCoopers LLP
              Kansas City, Missouri
              February 20, 2002

12 Annual Report | 12.31.01

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                             Number of
                           Term of                                                           Portfolios in
Name, Address,             Office and                                                        Fund Complex
Age and Position           Length of       Principal Occupation(s) During Past 5             Overseen by    Other Directorships Held
Held with Trust            Time Served/1/  Years                                             Trustee        by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to      Managing Director, PIMCO; Board of Governors      51             None
Chairman of the Board and  Present         and Executive Committee, Investment Company
Director                                   Institute; Chairman and Trustee, PIMCO Funds:
                                           Pacific Investment Management Series; and
                                           Chairman and Director, PIMCO Commercial
                                           Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to      Managing Director, PIMCO; Trustee and             51             None
President and Director     Present         President, PIMCO Funds: Pacific Investment
                                           Management Series; and Director and President,
                                           PIMCO Commercial Mortgage Securities Trust,
                                           Inc. Formerly Executive Vice President, PIMCO;
                                           and Executive Vice President, PIMCO Funds:
                                           Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to      Private Investor; Professor of Finance            51             Director, Growth Fund of
San Marino, California     Present         Emeritus, University of Southern California.                     America and Fundamental
Trustee                                                                                                     Investors Fund of the
                                                                                                            Capital Group; and
                                                                                                            Director, Good Hope
                                                                                                            Medical Foundation.

E. Philip Cannon (61)      03/2000 to      Proprietor, Cannon & Company, an affiliate        74             None
Houston, Texas             Present         of Inverness Management LLC, a private equity
Trustee                                    investment firm. Formerly, Headmaster, St.
                                           John's School, Houston, Texas. Formerly
                                           Trustee of PIMCO Advisors Funds ("PAF") and
                                           Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to      Private Investor. Formerly, charitable work,      51             Director, Public Storage
Portland, Oregon           Present         The Church of Jesus Christ of Latter Day                         Business Parks, Inc.,
Trustee                                    Saints.                                                          (Real Estate Investment
                                                                                                            Trust); Director,  Fresh
                                                                                                            Choice, Inc. (restaurant
                                                                                                            company)

J. Michael Hagan (62)      03/2000 to      Private Investor and Business Consultant.         51             Director, Freedom
San Clemente, California   Present         Member of the Board of Regents, Santa Clara                      Communications;
Trustee                                    University, and Member of the Board, Taller                      Director, Saint Gobain
                                           San Jose. Formerly, Chairman and CEO, Furon                      Corporation; Director,
                                           Company.                                                         Ameron International;
                                                                                                            Director, Remedy Temp;
                                                                                                            and Trustee, South Coast
                                                                                                            Repertory

Thomas P. Kemp (71)        12/1997 to      Private Investor; Chairman, One Touch             51             None
Laguna Beach, California   Present         Technologies LLC (electronic systems for
Trustee                                    long-term care facilities). Formerly,
                                           Co-Chairman, U.S. Committee to Assist Russian
                                           Reform; and Chairman, Coca Cola Bottling
                                           Company of Los Angeles.

William J. Popejoy (63)    12/1997 to      President, Pacific Capital Investors.             51             Director, PacPro (vinyl
Newport Beach, California  Present         Formerly, Director, California State Lottery;                    assembly products;
Trustee                                    and Chief Executive Officer, Orange County,                      formerly Western
                                           CA.                                                              Printing).

/1/Trustees serve until their successors are duly elected and qualified.

*Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

                                                      12.3.01 | Annual Report 13

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice
Senior Vice President                                   President, PIMCO Funds: Pacific Investment
                                                        Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President,
Senior Vice President                                   PIMCO Funds: Pacific Investment Management
                                                        Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of
Senior Vice President                                   Investment Operations Shareholder Services,
                                                        PIMCO; Senior Vice President, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc. and PIMCO
                                                        Funds: Pacific Investment Management Series;
                                                        and Vice President, PIMCO Funds: Pacific
                                                        Investment Management Series. Formerly, Vice
                                                        President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director,
Senior Vice President                                   PIMCO; and Vice President, PIMCO Funds:
                                                        Pacific Investment Management Series and PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly,
Vice President                                          investment consultant, William M. Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated
Vice President                                          with Chancellor Capital Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund
Vice President                                          Administration, PIMCO; and Vice President,
                                                        PIMCO Commercial Mortgage Securities Trust,
                                                        Inc. Formerly, Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of
Treasurer                                               Investment Operations Accounting, PIMCO;
                                                        Treasurer, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc., PIMCO Funds: Pacific
                                                        Investment Management Series, and PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Vice
                                                        President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial
Secretary                                               Mortgage Securities Trust, Inc.; PIMCO Funds:
                                                        Pacific Investment Management Series; and
                                                        Assistant Secretary, PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Senior
                                                        Portfolio Administrator, PIMCO; and Senior
                                                        Mutual Fund Analyst, PIMCO Advisors
                                                        Institutional.

Erik C. Brown (34)             02/2001 to Present       Vice President of Tax and Financial Reporting;
Assistant Treasurer                                     and Assistant Treasurer, PIMCO Commercial
                                                        Mortgage Securities Trust, Inc., PIMCO Funds:
                                                        Pacific Investment Management Series, and
                                                        PIMCO Funds: Multi-Manager Series. Formerly,
                                                        tax consultant for Deloitte & Touche and
                                                        PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant
Assistant Secretary                                     Secretary, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc. and PIMCO Funds:
                                                        Pacific Investment Management Series.
                                                        Formerly, Project Lead, PIMCO.

 14 Annual Report | 12.31.01

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]



                                                  PIMCO Variable Insurance Trust
                                                      Real Return Bond Portfolio
                                                            Administrative Class

                                                               -----------------
                                                                   Annual Report
                                                               December 31, 2001

Contents
Chairman's Letter ..........................................................   1
Financial Highlights .......................................................   3
Statement of Assets and Liabilities ........................................   4
Statement of Operations ....................................................   5
Statements of Changes in Net Assets ........................................   6
Statement of Cash Flows ....................................................   7
Notes to Financial Statements ..............................................   9
Report of Independent Accountants ..........................................  13

                                                              Fund          Schedule of
                                                              Summary       Investments
Real Return Bond Portfolio (Administrative Class).................  2            8

Chairman's Letter

               Dear PIMCO Variable Insurance Trust Shareholder:

               Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

               The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

               During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

               The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

               On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

               We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

               Sincerely,


               /s/ Brent R. Harris

               Brent R. Harris
               Chairman

               January 31, 2002

                                                      12.31.01 | Annual Report 1

Real Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio:

Primarily inflation-indexed fixed income securities.

Duration:

5.74 years

Fund Inception Date:

9/30/1999

Total Net Assets:

$7.4 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                  1 Year       Since Inception*

Real Return Bond Portfolio Administrative Class    9.63%           10.43%

Lehman Brothers Global Real: U.S. TIPS Index       7.90%               -

* Annualized

Sector Breakdown*


                                   [GRAPH]

                        U.S. Treasury Obligations  53.3%
                        Short-Term Instruments     25.7%
                        Corporate Bonds & Notes    14.0%
                        Other                       7.0%

Quality Breakdown*

                                    [GRAPH]

                                    AAA  80.5%
                                     AA   5.6%
                                      A  12.2%
                                    BBB   1.7%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]


                        Real Return          Lehman Brothers
                       Bond Portfolio       Global Real: U.S.
        Month           Admin. Class            TIPS Index
   ===============   ==================     =================
     09/30/1999            10,000                 10,000
     10/31/1999            10,013                 10,020
     11/30/1999            10,090                 10,081
     12/31/1999             9,997                 10,000
     01/31/2000            10,060                 10,045
     02/29/2000            10,131                 10,139
     03/31/2000            10,441                 10,434
     04/30/2000            10,545                 10,573
     05/31/2000            10,489                 10,545
     06/30/2000            10,655                 10,678
     07/31/2000            10,737                 10,769
     08/31/2000            10,822                 10,849
     09/30/2000            10,913                 10,905
     10/31/2000            11,100                 11,037
     11/30/2000            11,269                 11,197
     12/31/2000            11,407                 11,318
     01/31/2001            11,711                 11,555
     02/28/2001            11,902                 11,750
     03/31/2001            12,000                 11,863
     04/30/2001            12,122                 11,929
     05/31/2001            12,263                 12,070
     06/30/2001            12,247                 12,056
     07/31/2001            12,461                 12,257
     08/30/2001            12,534                 12,274
     09/30/2001            12,659                 12,345
     10/31/2001            12,963                 12,638
     11/30/2001            12,625                 12,357
     12/31/2001            12,506                 12,212

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Lehman Brothers Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

..    The Real Return Bond Portfolio Administrative Class returned 9.63% for 2001 versus 7.90% for the benchmark Lehman Brothers Global Real: U.S. TIPS
     Index.

..    The Lehman Index consists of all outstanding Treasury Inflation Protection
     Securities (TIPS) with remaining maturities of one year or greater.

..    The Portfolio's effective duration was 5.7 years at December 31, 2001 in contrast to the benchmark's duration of 6.1 years.

..    Intermediate and long-term real yields declined an average of 0.25% for all of 2001 with all of the decrease in yields concentrated in the first half due to a weakening U.S. economy.

..    Real yields were pressured in the second half as the CPI-U, which began the year at a rolling 12-month rate of 3.4%, finished 2001 at a 12-month rate of 1.6% after having been driven lower by declining energy prices. In comparison, the Core CPI-U, which does not reflect the effects of volatile energy or food inflation, remained remarkably close to an annualized 2.7% throughout 2001.

..    The breakeven inflation yield, defined as the yield differential between
     Treasury yields and TIPS real yields (exclusive of inflation adjustments) for similar maturities, was a low 1.50% for 10-year maturities at the end of 2001.

..    Performance was aided by above-benchmark duration during the first half while real yields were falling and by below-benchmark duration during the second half while real yields were rising.

..    Overweighting intermediate real return bonds during the first half boosted returns as intermediate real yields fell more than long-term real yields. Overweighting long-term real return bonds during the second half improved returns due to higher long-term real yields at the start of the second half and less adverse price performance during the second half as long-term real yields rose less than intermediate real yields.

..    Returns were enhanced due to holdings of high quality corporate and agency real return bonds whose price performance was superior to TIPS during the year as their credit premiums over TIPS yields narrowed.

..    The Portfolio's yield was improved through cash-backing strategies, involving combinations of TIPS positions and shorter-duration, high quality corporate and asset-backed debt.

..    Intermediate and long-term TIPS real yields were approximately 3.5% at
     December 31, 2001. Inflation adjustments, measured by the non-seasonally adjusted CPI-U, are added to TIPS real yields to get inflation-adjusted yields for TIPS.

2 Annual Report | 12.31.01

Financial Highlights

Real Return Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:              12/31/2001    12/31/2000   09/30/1999-12/31/1999
Net asset value beginning of period                              $   10.34        $   9.80         $  10.00
Net investment income (a)                                             0.61            0.64             0.20
Net realized / unrealized gain (loss) on investments (a)              0.38            0.69            (0.20)
Total income from investment operations                               0.99            1.33             0.00
Dividends from net investment income                                 (0.63)          (0.79)           (0.20)
Distributions from net realized capital gains                        (0.14)           0.00             0.00
Total distributions                                                  (0.77)          (0.79)           (0.20)
Net asset value end of period                                    $   10.56        $  10.34         $   9.80
Total return                                                          9.63%          14.11%           (0.03)%
Net assets end of period (000s)                                  $   7,406        $    448         $  3,000
Ratio of net expenses to average net assets                           0.66%(c)(d)     0.65%            0.65%(b)*
Ratio of net investment income to average net assets                  5.63%           6.69%            7.72%*
Portfolio turnover rate                                                 58%             18%              23%

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(d) Ratio of net expenses to average net assets excluding interest expense is 0.65%.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Real Return Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                     $     11,979
Cash                                                                 2
Receivable for Portfolio shares sold                                18
Interest and dividends receivable                                   84
Variation margin receivable                                          1
----------------------------------------------------------------------
                                                                12,084
----------------------------------------------------------------------

Liabilities:

Payable for financing transactions                        $      4,623
Payable for Portfolio shares redeemed                               29
Accrued investment advisory fee                                      1
Accrued administration fee                                           1
Accrued servicing fee                                                1
Other liabilities                                                    9
                                                                 4,664
----------------------------------------------------------------------
Net Assets                                                $      7,420
----------------------------------------------------------------------


Net Assets Consist of:

Paid in capital                                           $      7,313
Undistributed net investment income                                  2
Accumulated undistributed net realized (loss)                       (2)
Net unrealized appreciation                                        107
----------------------------------------------------------------------
                                                          $      7,420
----------------------------------------------------------------------


Net Assets:

Institutional Class                                       $         14
Administrative Class                                             7,406


Shares Issued and Outstanding:

Institutional Class                                                  1
Administrative Class                                               701


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                       $      10.56
Administrative Class                                             10.56
----------------------------------------------------------------------

Cost of Investments Owned                                 $     11,875
----------------------------------------------------------------------


4 Annual Report | 12.31.01 | See accompanying notes

 Statement of Operations
 Real Return Bond Portfolio

 For the year ended December 31, 2001
 Amounts in thousands

Investment Income:


Interest                                                                              $      317
------------------------------------------------------------------------------------------------
   Total Income                                                                              317
------------------------------------------------------------------------------------------------


Expenses:

Investment advisory fees                                                                      13
Administration fees                                                                           13
Distribution and/or servicing fees - Administrative Class                                      7
   Total Expenses                                                                             33

------------------------------------------------------------------------------------------------
Net Investment Income                                                                        284
------------------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                              80
Net change in unrealized (depreciation) on investments                                        (3)
Net change in unrealized appreciation on futures contracts and written options                 2
   Net Gain                                                                                   79

------------------------------------------------------------------------------------------------
Net Increase in Assets Resulting from Operations                                      $      363
------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets
Real Return Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                                Year Ended               Year Ended
Increase (Decrease) in Net Assets from:                                  December 31, 2001        December 31, 2000
Operations:
Net investment income                                                 $                284      $               256
Net realized gain                                                                       80                       16
Net change in unrealized appreciation (depreciation)                                    (1)                     162
Net increase resulting from operations                                                 363                      434
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                 (40)                    (196)
   Administrative Class                                                               (244)                     (60)
From net realized capital gains
   Institutional Class                                                                   0                        0
   Administrative Class                                                                (90)                       0

Total Distributions                                                                   (374)                    (256)
-------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                   0                    3,124
   Administrative Class                                                             10,191                      511
Issued as reinvestment of distributions
   Institutional Class                                                                  40                      196
   Administrative Class                                                                334                       60
Cost of shares redeemed
   Institutional Class                                                              (3,436)                    (100)
   Administrative Class                                                             (3,440)                  (3,227)
Net increase resulting from Portfolio share transactions                             3,689                      564

Total Increase in Net Assets                                                         3,678                      742
-------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                  3,742                    3,000
End of period *                                                       $              7,420      $             3,742

*Including net undistributed investment income of:                    $                  2      $                 5

6 Annual Report | 12.31.01 | See accompanying notes

Statement of Cash Flows
Real Return Bond Portfolio
For the period ended December 31, 2001

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities

Sales of Portfolio shares                                    $     10,173
Redemptions of Portfolio shares                                    (6,928)
Cash distributions paid                                                 0
Increase from financing transactions                                  740
-------------------------------------------------------------------------
Net increase from financing activities                              3,985
-------------------------------------------------------------------------

Operating Activities

Purchases of long-term securities                                  (7,188)
Proceeds from sales of long-term securities                         4,557
Purchases of short-term securities (net)                           (1,619)
Net investment income                                                 284
Change in other receivables/payables (net)                            (17)
Net decrease from operating activities                             (3,983)
-------------------------------------------------------------------------
Net Increase in Cash                                                    2
-------------------------------------------------------------------------

Cash

Beginning of period                                                     0
-------------------------------------------------------------------------
End of period                                                $          2
-------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 7

Schedule of Investments

Real Return Bond Portfolio
December 31, 2001

                                            Principal
                                               Amount           Value
                                               (000s)          (000s)
--------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 22.5%
--------------------------------------------------------------------------------
   Banking & Finance 15.7%
   Ford Motor Credit Co.
     2.060% due 03/17/2003 (d)                $   200           $ 196
   General Motors Acceptance Corp.
     2.220% due 12/09/2002 (d)                    150             148
     2.540% due 08/04/2003 (d)                    200             197
   J.P. Morgan & Co., Inc.
     8.382% due 02/15/2012 (d)                    450             422
   Merrill Lynch & Co.
     2.752% due 06/24/2003 (d)                    200             200
                                                                -----
                                                                1,163
                                                                -----
   Utilities 6.8%
   British Telecom PLC
     3.165% due 12/15/2003 (d)                    300             302
   France Telecom
     3.613% due 03/14/2003 (d)                    200             202
                                                                -----
                                                                  504
                                                                -----
   Total Corporate Bonds & Notes                                1,667
                                                                -----
   (Cost $1,653)

--------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCIES 6.7%
--------------------------------------------------------------------------------
   Federal Home Loan Bank
     4.563% due 02/15/2002 (d)                    500             500
                                                                -----
   Total U.S. Government Agencies                                 500
                                                                -----

   (Cost $499)

--------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS 86.0%
--------------------------------------------------------------------------------
   Treasury Inflation Protected Securities (c)
     3.375% due 01/15/2007 (b)                  1,682           1,690
     3.625% due 01/15/2008                        110             111
     3.875% due 01/15/2009 (b)                    542             554
     4.250% due 01/15/2010 (b)                  1,426           1,496
     3.625% due 04/15/2028 (b)                  1,044           1,065
     3.875% due 04/15/2029 (b)                    811             865
     3.375% due 04/15/2032 (b)                    611             603
                                                                -----
   Total U.S. Treasury Obligations                              6,384
                                                                -----
   (Cost $6,301)

--------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES 1.2%
--------------------------------------------------------------------------------
   Fannie Mae 1.2%
     7.356% due 11/01/2024 (d)                     87              91
                                                                -----
   Total Mortgage-Backed Securities                                91
                                                                -----
   (Cost $87)

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES 3.4%
--------------------------------------------------------------------------------
   SLM Student Loan Trust
     2.244% due 10/25/2005 (d)                    253             253
                                                                -----
   Total Asset-Backed Securities                                  253
                                                                -----
   (Cost $251)

--------------------------------------------------------------------------------
   SHORT-TERM INSTRUMENTS 41.6%
--------------------------------------------------------------------------------
   Commercial Paper 37.7%
   Abbey National North America
     1.960% due 03/27/2002                        200             199
   ABN AMRO Mortgage Corp.
     1.840% due 03/20/2002                        300             299
   Freddie Mac
     2.280% due 01/10/2002 (e)                      5               5
     1.800% due 03/20/2002                        600             597
   General Electric Capital Corp.
     2.060% due 03/27/2002                        300             299
   KFW International Finance, Inc.
     1.860% due 03/07/2002                        200             199
   Lloyds TSB Bank PLC
     1.800% due 03/21/2002                        300             299
   Svenska Handlesbank, Inc.
     2.080% due 03/25/2002                        100             100
   Swedbank, Inc.
     2.050% due 03/28/2002                   $    300             299
   UBS Finance, Inc.
     1.860% due 03/28/2002                        300             299
   Westpac Trust
     2.060% due 03/28/2002                        200             199
                                                               ------
                                                                2,794
                                                               ------
Repurchase Agreement 3.9%
State Street Bank
   1.550% due 01/02/2002                          290             290
   (Dated 12/31/2001. Collateralized by
   Fannie Mae 3.125% due 11/14/2003 valued at
   $299. Repurchase proceeds are $290.)

                                                               ------
Total Short-Term Instruments                                    3,084
                                                               ------
(Cost $3,084)

Total Investments (a) 161.4%                                 $ 11,979
(Cost $11,875)
Other Assets and Liabilities (Net) (61.4%)                     (4,559)
                                                               ------
Net Assets 100.0%                                            $  7,420
                                                               ------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $11,875 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                          $    155

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                  (51)
                                                               ------
Unrealized appreciation-net                                  $    104
                                                               ------
(b) Subject to financing transaction.

(c) Principal amount of the security is adjusted for inflation.

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities with an aggregate market value of $5 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                          # of           Unrealized
Type                                 Contracts         Appreciation
---------------------------------------------------------------------
Eurodollar June Futures (06/2003)            2               $      2
                                                             --------

 8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001


1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                      12.31.01 | Annual Report 9

December 31, 2001


Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment

10 Annual Report | 12.31.01

Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class Administrative Class
                               ----------------------------------------

Real Return Bond Portfolio     0.50%               0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                            U.S. Government/Agency        All Other
                            -------------------------------------------
                              Purchases    Sales       Purchases  Sales
-----------------------------------------------------------------------
Real Return Bond Portfolio    $   6,059  $ 3,744      $    1,005 $  337

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                              Real Return Bond Portfolio
                                                                                ----------------------------------------------------
                                                                                Year Ended 12/31/2001         Year Ended 12/31/2000

                                                                                 Shares        Amount          Shares        Amount
                                                                                ----------------------------------------------------
Receipts for shares sold

   Institutional Class                                                                0      $      0             310    $    3,124
----------------------------------------------------------------                ----------------------------------------------------
   Administrative Class                                                             945        10,191              50           511
----------------------------------------------------------------                ----------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                                4            40              19           196
----------------------------------------------------------------                ----------------------------------------------------
   Administrative Class                                                              31           334               6            60
----------------------------------------------------------------                ----------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                             (322)       (3,436)            (10)         (100)
----------------------------------------------------------------                ----------------------------------------------------
   Administrative Class                                                            (318)       (3,440)           (319)       (3,227)
----------------------------------------------------------------                ----------------------------------------------------

Net increase resulting from Portfolio share transactions                            340      $  3,689              56    $      564
----------------------------------------------------------------                ----------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                  Number           % of Portfolio Held
----------------------------------------------------------------------

Real Return Bond Portfolio
   Administrative Class                4                            93
   Institutional Class                 1                           100

                                                     12.31.01 | Annual Report 11

December 31, 2001

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                         $     3
Undistributed long-term capital gains                       1
Other book-to-tax accounting differences                   (1)/(1)/
Net unrealized tax appreciation/(depreciation) on         104
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities              0/(2)/
                                                      -------
                                                      $   107
                                                      =======

/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(2)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital         $   318
gains)
Long-term capital gain                                     56
                                                      -------
                                                      $   374
                                                      =======

 12 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Real Return Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Real Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

12.31.01 | Annual Report 13

Management of the Trust Information


The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                    Number of
                                                                                    Portfolios
                         Term of                                                    in Fund
Name, Address,           Office and                                                 Complex
Age and Position         Length of                                                  Overseen by
Held with Trust          Time Served/1/ Principal Occupation(s) During Past 5 Years Trustee     Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)   12/1997 to     Managing Director, PIMCO; Board of          51          None
Chairman of the Board    Present        Governors and Executive Committee,
and Director                            Investment Company Institute; Chairman
                                        and Trustee, PIMCO Funds: Pacific
                                        Investment Management Series; and
                                        Chairman and Director, PIMCO Commercial
                                        Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)   12/1997 to     Managing Director, PIMCO; Trustee and       51          None
President and Director   Present        President, PIMCO Funds: Pacific
                                        Investment Management Series; and
                                        Director and President, PIMCO Commercial
                                        Mortgage Securities Trust, Inc. Formerly
                                        Executive Vice President, PIMCO; and
                                        Executive Vice President, PIMCO Funds:
                                        Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70) 12/1997 to     Private Investor; Professor of Finance      51          Director, Growth Fund of America
San Marino,              Present        Emeritus, University of Southern                        and Fundamental Investors Fund of
California                              California.                                             the Capital Group; and Director,
Trustee                                                                                         Good Hope Medical Foundation.

E. Philip Cannon (61)    03/2000 to     Proprietor, Cannon & Company, an            74          None
Houston, Texas           Present        affiliate of Inverness Management LLC, a
Trustee                                 private equity investment firm.
                                        Formerly, Headmaster, St. John's School,
                                        Houston, Texas. Formerly Trustee of
                                        PIMCO Advisors Funds ("PAF") and Cash
                                        Accumulation Trust ("CAT").

Vern O. Curtis (67)      12/1997 to     Private Investor. Formerly, charitable      51          Director, Public Storage Business
Portland, Oregon         Present        work, The Church of Jesus Christ of                     Parks, Inc., (Real Estate
Trustee                                 Latter Day Saints.                                      Investment Trust); Director, Fresh
                                                                                                Choice, Inc. (restaurant company).

J. Michael Hagan (62)    03/2000 to     Private Investor and Business Consultant.   51          Director, Freedom Communications;
San Clemente,            Present        Member of the Board of Regents, Santa                   Director, Saint Gobain Corporation;
California                              Clara University, and Member of the                     Director, Ameron International;
Trustee                                 Board, Taller San Jose. Formerly,                       Director, Remedy Temp; and T
                                        Chairman and CEO, Furon Company.                        South Coast Repertory.

Thomas P. Kemp (71)      12/1997 to     Private Investor; Chairman, One Touch       51          None
Laguna Beach,            Present        Technologies LLC (electronic systems for
California                              long-term care facilities). Formerly,
Trustee                                 Co-Chairman, U.S. Committee to Assist
                                        Russian Reform; and Chairman, Coca Cola
                                        Bottling Company of Los Angeles.

William J. Popejoy (63)  12/1997 to     President, Pacific Capital Investors.       51          Director, PacPro (vinyl assembly
Newport Beach,           Present        Formerly, Director, California State                    products; formerly Western
California                              Lottery; and Chief Executive Officer,                   Printing).
Trustee                                 Orange County, CA.


/1/  Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                           Term of Office and
Position Held with Trust                Length of Time Served                   Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)                   12/1997 to Present                      Managing Director, PIMCO; and Senior Vice
Senior Vice President                                                           President, PIMCO Funds: Pacific Investment
                                                                                Management Series.


James F. Muzzy (61)                     12/1997 to Present                      Managing Director, PIMCO; and Vice President,
Senior Vice President                                                           PIMCO Funds: Pacific Investment Management
                                                                                Series.


Jeffrey M. Sargent (38)                 12/1997 to Present                      Senior Vice President and Manager of
Senior Vice President                                                           Investment Operations Shareholder Services,
                                                                                PIMCO; Senior Vice President, PIMCO Commercial
                                                                                Mortgage Securities Trust, Inc. and PIMCO
                                                                                Funds: Pacific Investment Management Series;
                                                                                and Vice President, PIMCO Funds: Pacific
                                                                                Investment Management Series. Formerly, Vice
                                                                                President, PIMCO.


William S. Thompson, Jr. (55)           12/1997 to Present                      Chief Executive Officer and Managing Director,
Senior Vice President                                                           PIMCO; and Vice President, PIMCO Funds:
                                                                                Pacific Investment Management Series and PIMCO
                                                                                Commercial Mortgage Securities Trust, Inc.


Gregory A. Bishop (41)                  12/1997 to Present                      Senior Vice President, PIMCO. Formerly,
Vice President                                                                  investment consultant, William M. Mercer.


Steven P. Kirkbaumer (45)               10/1998 to Present                      Vice President, PIMCO. Formerly, associated
Vice President                                                                  with Chancellor Capital Management.


Henrik P. Larsen (31)                   02/1999 to Present                      Vice President and Manager, Fund
Vice President                                                                  Administration, PIMCO; and Vice President,
                                                                                PIMCO Commercial Mortgage Securities Trust,
                                                                                Inc. Formerly, Supervisor, PIMCO.


John P. Hardaway (43)                   12/1997 to Present                      Senior Vice President and Manager of
Treasurer                                                                       Investment Operations Accounting, PIMCO;
                                                                                Treasurer, PIMCO Commercial Mortgage
                                                                                Securities Trust, Inc., PIMCO Funds: Pacific
                                                                                Investment Management Series, and PIMCO Funds:
                                                                                Multi-Manager Series. Formerly, Vice
                                                                                President, PIMCO.


Garlin G. Flynn (54)                    12/1997 to Present                      Specialist, PIMCO; Secretary, PIMCO Commercial
Secretary                                                                       Mortgage Securities Trust, Inc.; PIMCO Funds:
                                                                                Pacific Investment Management Series; and
                                                                                Assistant Secretary, PIMCO Funds:
                                                                                Multi-Manager Series. Formerly, Senior
                                                                                Portfolio Administrator, PIMCO; and Senior
                                                                                Mutual Fund Analyst, PIMCO Advisors
                                                                                Institutional.


Erik C. Brown (34)                      02/2001 to Present                      Vice President of Tax and Financial Reporting;
Assistant Treasurer                                                             and Assistant Treasurer, PIMCO Commercial
                                                                                Mortgage Securities Trust, Inc., PIMCO Funds:
                                                                                Pacific Investment Management Series, and
                                                                                PIMCO Funds: Multi-Manager Series. Formerly,
                                                                                tax consultant for Deloitte & Touche and
                                                                                PricewaterhouseCoopers.


Michael J. Willemsen (41)               12/1997 to Present                      Vice President, PIMCO; and Assistant
Assistant Secretary                                                             Secretary, PIMCO Commercial Mortgage
                                                                                Securities Trust, Inc. and PIMCO Funds:
                                                                                Pacific Investment Management Series.
                                                                                Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

 PIMCO VARIABLE INSURANCE TRUST

 840 NEWPORT CENTER DRIVE, SUITE 300
 NEWPORT BEACH, CA 92660
 800.927.4648

 This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

 PIMCO FUNDS DISTRIBUTORS LLC
 2187 ATLANTIC STREET
 STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                             -------------------

                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter............................................................1
Financial Highlights.........................................................3
Statement of Assets and Liabilities..........................................4
Statement of Operations......................................................5
Statements of Changes in Net Assets..........................................6
Notes to Financial Statements................................................8
Report of Independent Accountants ..........................................11

                                                              Fund     Schedule of
                                                              Summary  Investments
Money Market Portfolio (Institutional Class) ....................2           7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Money Market Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.

Portfolio:

Primarily money market instruments.

Duration:

47 days

Fund Inception Date:

4/10/2000

Total Net Assets:

$12.9 Million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                         7 Day Yield   1 Year   Since Inception*

Money Market Portfolio
 (Institutional Class)                      2.05%       3.99%       5.00%

Salomon Smith Barney 3-Month U.S.
 Treasury Bill Index                          --        4.09%         --

* Annualized

Sector Breakdown*

                                    [GRAPH]

                        Short-Term Instruments    79.0%
                        Corporate Bonds and Notes 18.8%
                        Other                      2.2%

Quality Breakdown*

                                    [GRAPH]

                                  AAA    74.3%
                                   AA    16.2%
                                    A     9.5%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

$11.0 (in thousands)

                                    [GRAPH]

Institutional Class - Money Market Portfolio


                     Money Market              Salomon Smith
                      Portfolio                Barney 3-Month
     Month           Inst. Class          U.S. Treasury Bill Index
======================================================================
  04/30/2000            10,000                     10,000
  05/31/2000            10,050                     10,049
  06/30/2000            10,103                     10,096
  07/31/2000            10,153                     10,145
  08/31/2000            10,207                     10,195
  09/30/2000            10,257                     10,246
  10/31/2000            10,304                     10,300
  11/30/2000            10,366                     10,352
  12/31/2000            10,426                     10,407
  01/31/2001            10,478                     10,461
  02/28/2001            10,523                     10,506
  03/31/2001            10,569                     10,552
  04/30/2001            10,607                     10,593
  05/31/2001            10,649                     10,632
  06/30/2001            10,684                     10,666
  07/31/2001            10,716                     10,699
  08/31/2001            10,752                     10,732
  09/30/2001            10,778                     10,763
  10/31/2001            10,803                     10,791
  11/30/2001            10,824                     10,814
  12/31/2001            10,842                     10,833

Past performance is no guarantee of future results. Yields are computed by SEC-prescribed calculations and are subject to change. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

PORTFOLIO INSIGHTS

..  The total return performance of the Money Market Portfolio Institutional
   Class was 3.99% for the year ended December 31, 2001, versus a return of 4.09% for the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill
   Index.
..  The Federal Reserve supplied bonds with a powerful tailwind, easing U.S.
   interest rates 11 times during the year for a total of 4.75% due to a slowing U.S. economy.
..  The Portfolio's average duration was maintained at about one month, providing for ample liquidity and limiting the price effects from increasing yields.
.. The Portfolio maintained a Aaa rating by holding the highest quality short-term securities. Holdings remained very liquid, which helped to protect principal.
.. U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.
.. Seven-day and thirty-day SEC yields were 2.05% and 2.08%, respectively, at quarter-end. These yields are competitive with yields on similar duration portfolios.

 2 Annual Report | 12.31.01

Financial Highlights

Money Market Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:           12/31/2001        04/10/2000-12/31/2000
Net asset value beginning of period                                $     1.00     $      1.00
Net investment income (a)                                                0.04            0.04
Total income from investment operations                                  0.04            0.04
Dividends from net investment income                                    (0.04)          (0.04)
Total distributions                                                     (0.04)          (0.04)
Net asset value end of period                                      $     1.00     $      1.00
Total return                                                             3.99%           4.60%
Net assets end of period (000s)                                    $       11     $        80
Ratio of net expenses to average net assets                              0.35%           0.35%*
Ratio of net investment income to average net assets                     4.59%           6.02%*
Portfolio turnover rate                                                   N/A            N/A

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Money Market Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $   12,713
Cash                                                                                     1
Receivable for Portfolio shares sold                                                   123
Interest and dividends receivable                                                       66
------------------------------------------------------------------------------------------
                                                                                    12,903
------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts        $       28
Accrued investment advisory fee                                                          1
Accrued administration fee                                                               2
Accrued servicing fee                                                                    1
                                                                                        32
------------------------------------------------------------------------------------------
Net Assets                                                                      $   12,871
------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $   12,871
(Overdistributed) net investment income                                                  0
Accumulated undistributed net realized gain                                              0
Net unrealized appreciation (depreciation)                                               0
------------------------------------------------------------------------------------------
                                                                                $   12,871
------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $       11
Administrative Class                                                                12,860

Shares Issued and Outstanding:

Institutional Class                                                                     11
Administrative Class                                                                12,860


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $     1.00
Administrative Class                                                                  1.00
------------------------------------------------------------------------------------------

Cost of Investments Owned                                                       $   12,713
------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Money Market Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                   $      256
   Total Income                                                                   256

Expenses:

Investment advisory fees                                                            9
Administration fees                                                                13
Distribution and/or servicing fees - Administrative Class                          10
Trustees' fees                                                                      1
   Total Expenses                                                                  33


Net Investment Income                                                             223
-------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                             0
Net change in unrealized appreciation (depreciation) on investments                 0
   Net Gain (Loss)                                                                  0

Net Increase in Assets Resulting from Operations                           $      223
-------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Money Market Portfolio
December 31, 2001
Amounts in thousands

                                                                                 Year Ended             Year Ended
Increase (Decrease) in Net Assets from:                                   December 31, 2001      December 31, 2000
Operations:
Net investment income                                                      $            223      $             230
Net realized gain                                                                         0                      0
Net change in unrealized appreciation (depreciation)                                      0                      0
Net increase resulting from operations                                                  223                    230
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                   (1)                   (23)
   Administrative Class                                                                (222)                  (207)

From net realized capital gains
   Institutional Class                                                                    0                      0
   Administrative Class                                                                   0                      0

Total Distributions                                                                    (223)                  (230)
-------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                    0                    739
   Administrative Class                                                              11,748                  7,776
Issued as reinvestment of distributions
   Institutional Class                                                                    1                     23
   Administrative Class                                                                 222                    206
Cost of shares redeemed
   Institutional Class                                                                  (70)                  (682)
   Administrative Class                                                              (3,444)                (7,253)
Net increase resulting from Portfolio share transactions                              8,457                    809

Total Increase in Net Assets                                                          8,457                    809
-------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                   4,414                  3,605
End of period *                                                            $         12,871      $           4,414

*Including net undistributed (overdistributed) investment income of:       $              0      $               0

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Money Market Portfolio
December 31, 2001

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 18.6%
--------------------------------------------------------------------------------

Banking & Finance 13.7%
Associates Corp. of North America
    6.500% due 07/15/2002                                $     50     $     51
Bank One Corp.
    7.250% due 08/01/2002                                     200          204
Bear Stearns Co., Inc.
    6.450% due 08/01/2002                                     251          256
    6.500% due 08/01/2002                                      25           25
CitiFinancial Credit Co.
    6.375% due 09/15/2002                                     120          122
Donaldson, Lufkin & Jenrette, Inc.
    5.875% due 04/01/2002                                     130          131
General Motors Acceptance Corp.
    6.000% due 02/01/2002                                     100          100
J.P. Morgan & Co., Inc.
    7.250% due 01/15/2002                                     281          281
Lehman Brothers Holdings, Inc.
    8.750% due 05/15/2002                                      50           51
Merrill Lynch & Co.
    5.730% due 02/26/2002                                     105          105
Morgan Stanley, Dean Witter & Co.
    1.955% due 08/15/2005 (a)                                 200          200
Paine Webber Group, Inc.
    7.750% due 09/01/2002                                     100          102
Salomon, Inc.
    7.300% due 05/15/2002                                      75           76
Wells Fargo Financial, Inc.
    6.375% due 09/15/2002                                      55           56
                                                                      --------
                                                                         1,760
                                                                      --------
Industrials 2.9%
General Electric Capital Corp.
    5.500% due 04/15/2002                                      25           25
Pacific Bell
    7.250% due 07/01/2002                                     165          169
Philip Morris Cos., Inc.
    7.625% due 05/15/2002                                      37           38
Shell Oil Co.
    6.700% due 08/15/2002                                     140          143
                                                                      --------
                                                                           375
                                                                      --------
Utilities 2.0%
Virginia Electric & Power Co.
    7.375% due 07/01/2002                                     250          256
                                                                      --------
Total Corporate Bonds & Notes                                            2,391
                                                                      --------
(Cost $2,391)

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.2%
--------------------------------------------------------------------------------

Fannie Mae
    6.625% due 01/15/2002                                     100          100
    7.500% due 02/11/2002                                     100          100
Federal Home Loan Bank
    6.150% due 01/28/2002                                      20           20
    6.300% due 02/13/2002                                      50           50
Freddie Mac
    6.770% due 09/15/2002                                      10           10
                                                                      --------
 Total U.S. Government Agencies                                            280
                                                                      --------
(Cost $280)

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 78.0%
--------------------------------------------------------------------------------

Commercial Paper 76.9%
American Express Credit Corp.
    1.770% due 03/28/2002                                $    300     $    299
Fannie Mae
    2.310% due 01/03/2002                                     400          400
Freddie Mac
    1.760% due 01/07/2002                                   2,500        2,499
Gannett Co., Inc.
    1.750% due 01/23/2002                                     500          499
General Electric Capital Corp.
    1.870% due 01/15/2002                                     200          200
Goldman Sachs Group LP
    1.850% due 01/11/2002                                     500          500
KFW International Finance, Inc.
    1.760% due 03/12/2002                                     500          498
Kraft Foods, Inc.
    1.770% due 01/31/2002                                     400          399
National Rural Utilities Cooperative Finance Corp.
    2.000% due 01/23/2002                                     500          499
Nestle Capital Corp.
    1.900% due 01/10/2002                                     500          500
Procter & Gamble Co.
    1.840% due 01/11/2002                                     500          500
Rabobank Nederland NV
    1.850% due 01/14/2002                                     500          500
Stadshypotek Delaware, Inc.
    2.240% due 01/18/2002                                     400          400
Swedbank, Inc.
    2.090% due 03/28/2002                                     200          199
UBS Finance, Inc.
    1.850% due 01/14/2002                                     500          500
USAA Capital Corp.
    1.870% due 01/10/2002                                     500          500
Washington Post Co.
    1.870% due 01/07/2002                                     500          500
Wisconsin Electric Power Co.
    1.860% due 01/18/2002                                     500          500
                                                                      --------
                                                                         9,892
                                                                      --------
Repurchase Agreement 1.1%
State Street Bank
    1.550% due 01/02/2002                                     150          150
    (Dated 12/31/2001. Collateralized by
    Freddie Mac 5.520% due 02/13/2004 valued at $154.
    Repurchase proceeds are $150.)
                                                                      --------
Total Short-Term Instruments                                            10,042
                                                                      --------
(Cost $10,042)

Total Investments (a) 98.8%                                           $ 12,713
(Cost $12,713)

Other Assets and Liabilities (Net) 1.2%                                    158
                                                                      --------

Net Assets 100.0%                                                     $ 12,871
                                                                      --------

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 7

Notes to Financial Statements
December 31, 2001

1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

8 Annual Report | 12.31.01

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class    Administrative Class
--------------------------------------------------------------------------------

Money Market Portfolio                           0.35%                   0.50%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

                                                      12.31.01 | Annual Report 9

December 31, 2001

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                                 Money Market Portfolio
                                                                                  ----------------------------------------------
                                                                                  Year Ended 12/31/2001    Year Ended 12/31/2000

                                                                                      Shares     Amount        Shares     Amount
                                                                                  ----------------------------------------------
Receipts for shares sold

   Institutional Class                                                                     0  $       0           739   $    739
------------------------------------------------------------------------------    ----------------------------------------------
   Administrative Class                                                               11,748     11,748         7,776      7,776
------------------------------------------------------------------------------    ----------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                                     1          1            23         23
------------------------------------------------------------------------------    ----------------------------------------------
   Administrative Class                                                                  222        222           206        206
------------------------------------------------------------------------------    ----------------------------------------------
Cost of shares redeemed

   Institutional Class                                                                   (70)       (70)         (682)      (682)
------------------------------------------------------------------------------    ----------------------------------------------
   Administrative Class                                                               (3,444)    (3,444)       (7,253)    (7,253)
------------------------------------------------------------------------------    ----------------------------------------------

Net increase resulting from Portfolio share transactions                               8,457  $   8,457           809   $    809
==============================================================================   ===============================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                Number      % of Portfolio Held
-------------------------------------------------------------------------------
Money Market Portfolio
      Administrative Class                           1                       99
      Institutional Class                            1                      100

5. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                      $   3
Undistributed long-term capital gains                                  0
Other book-to-tax differences accounting                              (3)/(1)/
Net unrealized tax appreciation/(depreciation)
 on investments                                                        0
Net tax appreciation on derivatives and
 foreign- currency denominated assets and liabilities                  0
                                                                   -----
                                                                   $   0
                                                                   =====

/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)               $ 223
Long-term capital gain                                                 0
                                                                   -----
                                                                   $ 223
                                                                   =====

10  Annual Report | 12.31.01

Report of Independent Accountants

               To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Money Market Portfolio

               In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

               PricewaterhouseCoopers LLP
               Kansas City, Missouri
               February 20, 2002

                                                     12.31.01 | Annual Report 11

Management of the Trust Information


The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                    Number of
                           Term of                                                  Portfolios in
Name, Address,             Office and                                               Fund Complex
Age and Position           Length of       Principal Occupation(s) During Past 5    Overseen by     Other Directorships Held
Held with Trust            Time Served/1/  Years                                    Trustee         by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to      Managing Director, PIMCO; Board of          51           None
Chairman of the Board      Present         Governors and Executive Committee,
and Director                               Investment Company Institute; Chairman
                                           and Trustee, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Chairman and Director, PIMCO Commercial
                                           Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to      Managing Director, PIMCO; Trustee and       51           None
President and Director     Present         President, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Director and President, PIMCO Commercial
                                           Mortgage Securities Trust, Inc. Formerly
                                           Executive Vice President, PIMCO; and
                                           Executive Vice President, PIMCO Funds:
                                           Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to      Private Investor; Professor of Finance      51           Director, Growth Fund of America
San Marino, California     Present         Emeritus, University of Southern                         and Fundamental Investors Fund
Trustee                                    California.                                              of the Capital Group; and
                                                                                                    Director, Good Hope Medical
                                                                                                    Foundation.

E. Philip Cannon (61)      03/2000 to      Proprietor, Cannon & Company, an            74           None
Houston, Texas             Present         affiliate of Inverness Management LLC, a
Trustee                                    private equity investment firm.
                                           Formerly, Headmaster, St. John's School,
                                           Houston, Texas. Formerly Trustee of
                                           PIMCO Advisors Funds ("PAF") and Cash
                                           Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to      Private Investor. Formerly, charitable      51           Director, Public Storage
Portland, Oregon           Present         work, The Church of Jesus Christ of                      Business Parks, Inc., (Real
Trustee                                    Latter Day Saints.                                       Estate Investment Trust);
                                                                                                    Director, Fresh Choice, Inc.
                                                                                                    (restaurant company).

J. Michael Hagan (62)      03/2000 to      Private Investor and Business Consultant.   51           Director, Freedom
San Clemente, California   Present         Member of the Board of Regents, Santa                    Communications; Director, Saint
Trustee                                    Clara University, and Member of the                      Gobain Corporation; Director,
                                           Board, Taller San Jose. Formerly,                        Ameron International; Director,
                                           Chairman and CEO, Furon Company.                         Remedy Temp; and Trustee, South
                                                                                                    Coast Repertory.

Thomas P. Kemp (71)        12/1997 to      Private Investor; Chairman, One Touch       51           None
Laguna Beach, California   Present         Technologies LLC (electronic systems
Trustee                                    for long-term care facilities). Formerly,
                                           Co-Chairman, U.S. Committee to Assist
                                           Russian Reform; and Chairman, Coca Cola
                                           Bottling Company of Los Angeles.

William J. Popejoy (63)    12/1997 to      President, Pacific Capital Investors.       51           Director, PacPro (vinyl assembly
Newport Beach,             Present         Formerly, Director, California State                     products; formerly Western
California                                 Lottery; and Chief Executive Officer,                    Printing).
Trustee                                    Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

12 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.


James F. Muzzy (61)            12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.


Jeffrey M. Sargent (38)        12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                    Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                         Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Vice President, PIMCO.


William S. Thompson, Jr. (55)  12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                    PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                         Mortgage Securities Trust, Inc.


Gregory A. Bishop (41)         12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                           Mercer.


Steven P. Kirkbaumer (45)      10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                           Management.


Henrik P. Larsen (31)          02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                           PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                         PIMCO.


John P. Hardaway (43)          12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                         Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-Manager
                                                         Series. Formerly, Vice President, PIMCO.


Garlin G. Flynn (54)           12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                         Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                         Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                         Institutional.

Erik C. Brown (34)             02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                      PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                         Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                         Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.


Michael J. Willemsen (41)      12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                      Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 13

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter..............................................................1
Financial Highlights...........................................................3
Statement of Assets and Liabilities............................................4
Statement of Operations........................................................5
Statements of Changes in Net Assets............................................6
Notes to Financial Statements..................................................9
Report of Independent Accountants.............................................13

                                                                   Fund     Schedule of
                                                                   Summary  Investments
Low Duration Bond Portfolio (Administrative Class).......................2      7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Low Duration Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily short maturity fixed income securities.

Duration:

2.81 years

Fund Inception Date:

2/16/1999

Total Net Assets:

$5.6 million

Sector Breakdown*

                                    [GRAPH]

                        Mortgage-Backed Securities      61.0%
                        U.S. Treasury Obligations       10.3%
                        Short-Term Instruments          14.0%
                        Corporate Bonds & Notes         12.4%
                        Other                            2.3%

Quality Breakdown*

                                    [GRAPH]

                                    AAA      80.8%
                                     AA       5.7%
                                      A       7.0%
                                    BBB       5.4%
                                    CCC       1.1%

*% of Total Investments as of December 31, 2001

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                       1 Year   Since Inception*

Low Duration Bond Portfolio Administrative Class        7.61%       8.30%

Merrill Lynch 1-3 Year Treasury Index                   6.10%         --

* Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                     [GRAPH]

                               Low Duration            Merrill Lynch
                              Bond Portfolio         1-3 Year Treasury
           Month               Admin. Class                Index
       ==============      ===================     ======================
         02/28/1999              10,000                   10,000
         03/31/1999              10,082                   10,070
         04/30/1999              10,151                   10,102
         05/31/1999              10,116                   10,095
         06/30/1999              10,164                   10,127
         07/31/1999              10,165                   10,159
         08/31/1999              10,162                   10,188
         09/30/1999              10,243                   10,255
         10/31/1999              10,293                   10,282
         11/30/1999              10,303                   10,301
         12/31/1999              10,292                   10,316
         01/31/2000              10,290                   10,312
         02/29/2000              10,308                   10,381
         03/31/2000              10,386                   10,445
         04/30/2000              10,406                   10,472
         05/31/2000              10,432                   10,516
         06/30/2000              10,584                   10,625
         07/31/2000              10,646                   10,692
         08/31/2000              10,727                   10,771
         09/30/2000              10,806                   10,848
         10/31/2000              10,859                   10,906
         11/30/2000              10,971                   11,009
         12/31/2000              11,054                   11,141
         01/31/2001              11,234                   11,280
         02/28/2001              11,251                   11,354
         03/31/2001              11,314                   11,448
         04/30/2001              11,395                   11,479
         05/31/2001              11,488                   11,544
         06/30/2001              11,464                   11,583
         07/31/2001              11,681                   11,713
         08/30/2001              11,754                   11,780
         09/30/2001              11,949                   11,974
         10/31/2001              12,055                   12,087
         11/30/2001              11,947                   12,061
         12/31/2001              11,896                   12,065


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's Administrative Class inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

 PORTFOLIO INSIGHTS

 . The Low Duration Bond Portfolio Administrative Class underperformed its benchmark, returning 7.61% for the year ending December 31, 2001, versus a return of 8.30% for the Merrill Lynch 1-3 Year Treasury Index.

 . Maintaining above-Index duration, or sensitivity to interest rate changes, positively impacted returns as interest rates fell during the year.

 . The Portfolio's broader-than-Index maturity structure detracted from returns as short rates fell more dramatically than intermediate rates.

 . An allocation to mortgage backed securities was neutral as the sector performed in line with Treasuries. Returns within the sector, however, were enhanced by strong security selection.

 . As credit premiums narrowed, the Portfolio's allocation to corporate issues, including both investment-grade and limited below-investment-grade holdings, was positive.

 . Non-U.S. holdings, including developed and emerging markets, were a slight positive.

2 Annual Report | 12.31.01 | See accompanying notes

Financial Highlights

Low Duration Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:                  12/31/2001          12/31/2000    02/16/1999-12/31/1999
Net asset value beginning of period                                    $      9.82         $     9.74    $       10.00
Net investment income (a)                                                     0.52               0.59             0.50
Net realized / unrealized gain (loss) on investments (a)                      0.21               0.11            (0.25)
Total income from investment operations                                       0.73               0.70             0.25
Dividends from net investment income                                         (0.54)             (0.62)           (0.51)
Distributions from net realized capital gains                                (0.06)              0.00             0.00
Total distributions                                                          (0.60)             (0.62)           (0.51)
Net asset value end of period                                          $      9.95         $     9.82    $        9.74
Total return                                                                  7.61         $     7.41%            2.56%
Net assets end of period (000s)                                        $     5,175$               742    $       5,149
Ratio of net expenses to average net assets                                   0.69%(c)(d)        0.65%            0.65%(b)*
Ratio of net investment income to average net assets                          5.18%              6.07%            5.74%*
Portfolio turnover rate                                                        661%               165%              11%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(c) Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                     $    8,483
Cash and foreign currency                                                          4
Receivable for investments sold and forward foreign currency contracts           983
Receivable for Portfolio shares sold                                              16
Interest and dividends receivable                                                 67
Other assets                                                                       1
-------------------------------------------------------------------------------------
                                                                               9,554
-------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts  $    2,727
Payable for financing transactions                                               200
Payable for short sale                                                           101
Accrued investment advisory fee                                                    1
Accrued administration fee                                                         1
Accrued servicing fee                                                              1
Due to custodian                                                                 866
Other liabilities                                                                 14
                                                                               3,911
-------------------------------------------------------------------------------------
Net Assets                                                                $    5,643
-------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                           $    5,633
(Overdistributed) net investment income                                           (7)
Accumulated undistributed net realized (loss)                                    (46)
Net unrealized appreciation                                                       63
-------------------------------------------------------------------------------------
                                                                          $    5,643
-------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                       $      468
Administrative Class                                                           5,175


Shares Issued and Outstanding:

Institutional Class                                                               47
Administrative Class                                                             520


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                       $     9.95
Administrative Class                                                            9.95
-------------------------------------------------------------------------------------
Cost of Investments Owned                                                 $    8,427
Cost of Foreign Currency Held                                             $        4
-------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                         $     388
   Total Income                                                                        388


Expenses:

Investment advisory fees                                                                15
Administration fees                                                                     15
Distribution and/or servicing fees - Administrative Class                                4
Trustees' fees                                                                           1
Interest expense                                                                         3
   Total Expenses                                                                       38

Net Investment Income                                                                  350
-------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                        81
Net realized (loss) on futures contracts and written options                           (14)
Net realized (loss) on foreign currency transactions                                    (8)
Net change in unrealized appreciation on investments                                    57
Net change in unrealized appreciation on futures contracts and written options           3
Net change in unrealized appreciation on translation of assets and
 liabilities denominated in foreign currencies                                           4
   Net Gain                                                                            123

Net Increase in Assets Resulting from Operations                                 $     473
-------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Low Duration Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                            Year Ended          Year Ended
Increase (Decrease) in Net Assets from:                              December 31, 2001   December 31, 2000
Operations:
Net investment income                                                $            350    $              352
Net realized gain (loss)                                                           59                   (69)
Net change in unrealized appreciation                                              64                   123
Net increase resulting from operations                                            473                   406
-------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                           (205)                 (250)
   Administrative Class                                                          (145)                 (102)
From net realized capital gains
   Institutional Class                                                             (3)                    0
   Administrative Class                                                           (29)                    0

Total Distributions                                                              (382)                 (352)
-------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                              0                 5,187
   Administrative Class                                                         4,669                   783
Issued as reinvestment of distributions
   Institutional Class                                                            208                   256
   Administrative Class                                                           174                    95
Cost of shares redeemed
   Institutional Class                                                         (5,270)                  (80)
   Administrative Class                                                          (401)               (5,272)
Net increase (decrease) resulting from Portfolio share transactions              (620)                  969

Total Increase (Decrease) in Net Assets                                          (529)                1,023
-------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                             6,172                 5,149
End of period *                                                      $          5,643    $            6,172

*Including net (overdistributed) investment income of:               $             (7)   $               (3)

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
December 31, 2001

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)
-------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 18.6%
-------------------------------------------------------------------------------

Banking & Finance 8.8%
Bank of America Corp.
        2.412% due 08/26/2005 (d)                       $   100      $   100
General Motors Acceptance Corp.
        2.540% due 08/04/2003 (d)                           200          197
Goldman Sachs Group, Inc.
        2.740% due 04/08/2005 (d)                           100           99
Pemex Project Funding Master Trust
        3.431% due 01/07/2005 (d)                           100          100
                                                                     -------
                                                                         496
                                                                     -------
Industrials 4.5%
Conoco Funding Co.
        5.450% due 10/15/2006                               100          100
Witco Corp.
        6.600% due 04/01/2003                               150          153
                                                                     -------
                                                                         253
                                                                     -------
Utilities 5.3%
British Telecom PLC
        3.165% due 12/15/2003 (d)                           100          101
France Telecom
        7.200% due 03/01/2006 (d)                           100          106
Pacific Gas & Electric Co.
        0.000% due 10/31/2049 (e)                           100           93
                                                                     -------
                                                                         300
                                                                     -------
Total Corporate Bonds & Notes
(Cost $1,050)                                                          1,049
                                                                     -------

-------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 15.5%
-------------------------------------------------------------------------------

Treasury Inflation Protected Securities (c)
        3.625% due 07/15/2002 (b)                           166          168
        3.375% due 01/15/2007                               505          507
U.S. Treasury Notes
        3.250% due 12/31/2003 (g)                           200          201
                                                                     -------
Total U.S. Treasury Obligations
(Cost $860)                                                              876
                                                                     -------
-------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 91.6%
-------------------------------------------------------------------------------

Collateralized Mortgage Obligations 27.2%

Bear Stearns Adjustable Rate Mortgage Trust
     6.299% due 01/25/2032 (d)                              100          102
Collateralized Mortgage Securities Corp.
     10.950% due 02/01/2014                                 580          580
Countrywide Home Loans
        7.750% due 04/25/2030                                13           13
First Horizon Asset Securities, Inc.
        6.750% due 02/25/2031                                24           24
Freddie Mac
        2.245% due 07/15/2028 (d)                           104          103
General Electric Capital Mortgage Services, Inc.
        6.500% due 03/25/2024                               408          414
PNC Mortgage Securities Corp.
        7.750% due 08/25/2030                                20           20
Structured Asset Securities Corp.
        6.750% due 07/25/2029                               112          114
Washington Mutual, Inc.
        5.723% due 01/25/2041 (d)                            76           75
Wells Fargo Mortgage-Backed Securities Trust
        7.000% due 02/25/2016                                86           89
                                                                     -------
                                                                       1,534
                                                                     -------
Fannie Mae 2.2%
        5.795% due 09/01/2040 (d)                           125          127
                                                                     -------
                                                                         127
                                                                     -------
Federal Housing Administration 35.8%
        6.390% due 10/01/2020                               509          516
        6.500% due 01/24/2032                             1,500        1,505
                                                                     -------
                                                                       2,021
                                                                     -------

Government National Mortgage Association 26.4%
     7.500% due 01/24/2032                              $ 1,000      $ 1,034
     8.000% due 10/15/2030-12/15/2030 (f)                   330          346
     8.500% due 10/15/2030                                  101          108
                                                                     -------
                                                                       1,488
                                                                     -------
Total Mortgage-Backed Securities
(Cost $5,130)                                                          5,170
                                                                     -------
-------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 3.6%
-------------------------------------------------------------------------------

Bayview Financial Acquisition Trust
     2.320% due 11/25/2030 (d)                              200          201
                                                                     -------
Total Asset-Backed Securities
(Cost $200)                                                              201
                                                                     -------
-------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 21.0%
-------------------------------------------------------------------------------

Commercial Paper 17.7%
ABN AMRO Mortgage Corp.
     1.840% due 03/20/2002                                  100          100
Freddie Mac
     2.280% due 01/10/2002 (b)                                5            5
General Electric Capital Corp.
     1.800% due 03/27/2002                                  100          100
KFW International Finance, Inc.
     1.770% due 03/12/2002                                  200          199
Sprint Capital Corp.
     3.450% due 05/07/2002                                  100           99
Swedbank, Inc.
     1.800% due 03/28/2002                                  200          199
UBS Finance, Inc.
     1.860% due 03/28/2002                                  200          199
Walt Disney Co.
     2.960% due 02/06/2002                                  100          100
                                                                     -------
                                                                       1,001
                                                                     -------
Repurchase Agreement 3.3%
State Street Bank
     1.550% due 01/02/2002                                  186          186
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 5.375% due 03/08/2004 valued at $194.
     Repurchase proceeds are $186.)
                                                                     -------
Total Short-Term Instruments
(Cost $1,187)                                                          1,187
                                                                     -------

Total Investments (a) 150.3%                                         $ 8,483
(Cost $8,427)

Other Assets and Liabilities (Net) (50.3%)                            (2,840)
                                                                     -------
Net Assets 100.0%                                                    $ 5,643
                                                                     -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $8,427 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    74

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (18)
                                                                     -------
Unrealized appreciation-net                                          $    56
                                                                     -------

                             See accompanying notes | 12.31.01 | Annual Report 7

Low Duration Bond Portfolio
December 31, 2001

(b) Securities with an aggregate market value of $173 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                             # of            Unrealized
Type                                    Contracts          Appreciation
--------------------------------------------------------------------------
U.S. Treasury 5 Year Note (03/2002)             2          $          2
Eurodollar September Futures (09/2002)          1                     1
Eurodollar December Futures (12/2002)           1                     0
                                                           ------------
                                                           $          3
                                                           ============

(c) Principal amount of the security is adjusted for inflation.

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Security is in default.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Subject to financing transaction.

(h) Foreign forward currency contracts outstanding at December 31, 2001:

                          Principal
                             Amount                      Unrealized
                         Covered by     Settlement     Appreciation/
Type      Currency         Contract          Month    (Depreciation)
-----------------------------------------------------------------------
Buy             EC              183        01/2002    $            1
Sell                            110        01/2002                 0
Buy             JY           25,511        01/2002                (5)
Sell                         28,193        01/2002                 9
                                                      --------------
                                                      $            5
                                                      ==============

(i) Principal amount denoted in indicated currency:

       EC - Euro
       JY - Japanese Yen
       BP - British Pound

(j) Swap agreements outstanding at December 31, 2001:

                                                                   Unrealized
                                             Notional           Appreciation/
Type                                          Amount           (Depreciation)
-------------------------------------------------------------------------------
Receive floating rate based on 6-month
JY-LIBOR and pay a fixed rate equal to
1.805%.

Broker: Morgan Stanley Dean Witter
Exp. 01/11/2011                             JY       4,000     $           (2)

Receive a fixed rate equal to 5.500%
and pay floating rate based on 6-month
BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/02/2004                             BP         300                  2

Receive a fixed rate equal to 5.500%
and pay floating rate based on 6-month
BP-LIBOR.

Broker: Lehman Brothers
Exp. 03/02/2004                                        100                  1

Receive a fixed rate equal to 5.500%
and pay floating rate based on 6-month
BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                        100                  0
                                                               --------------
                                                               $            1
                                                               ==============

(k) Short sales open at December 31, 2001 were as follows:

                              Coupon
Type                             (%)     Maturity   Par     Value    Proceeds
-------------------------------------------------------------------------------
U.S. Treasury Notes            4.625     05/15/06   100     $ 101    $    101
                                                            -------------------

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Low Duration Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                      12.31.01 | Annual Report 9

December 31, 2001

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset

10 Annual Report | 12.31.01
value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class   Administrative Class
--------------------------------------------------------------------------------
Low Duration Bond Portfolio              0.50%                 0.65%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                U.S. Government/Agency          All Other
                                 Purchases      Sales     Purchases      Sales
--------------------------------------------------------------------------------
Low Duration Bond Portfolio      $ 65,715    $ 65,841     $ 2,228      $ 3,427

                                                     12.31.01 | Annual Report 11

December 31, 2001

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                                   Low Duration Bond Portfolio
                                                                      --------------------------------------------------
                                                                       Year Ended 12/31/2001      Year Ended 12/31/2000
                                                                         Shares       Amount        Shares       Amount
                                                                      --------------------------------------------------
Receipts for shares sold

 Institutional Class                                                         0       $     0          535       $  5,187
-------------------------------------------------------------------   --------------------------------------------------
 Administrative Class                                                      467         4,669           80            783
-------------------------------------------------------------------   --------------------------------------------------
Issued as reinvestment of distributions

 Institutional Class                                                        21           208           26            256
-------------------------------------------------------------------   --------------------------------------------------
 Administrative Class                                                       17           174           10             95
-------------------------------------------------------------------   --------------------------------------------------
Cost of shares redeemed

 Institutional Class                                                      (527)       (5,270)          (8)           (80)
-------------------------------------------------------------------   --------------------------------------------------
 Administrative Class                                                      (40)         (401)        (543)        (5,272)
-------------------------------------------------------------------   --------------------------------------------------

Net increase (decrease) resulting from Portfolio share transactions        (62)      $  (620)         100       $    969
-------------------------------------------------------------------   --------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                        Number          % of Portfolio Held
---------------------------------------------------------------------------
Low Duration Bond Portfolio
   Administrative Class                      3                           92
   Institutional Class                       1                          100

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                 $    0
Undistributed long-term capital gains                              4
Post-October loss deferrals                                      (48)/(1)/
Other book-to-tax accounting differences                          (2)/(2)/
Net unrealized tax appreciation/(depreciation) on investments     56
Net tax appreciation on derivatives and foreign-currency
  denominated assets and liabilities                               0 /(3)/
                                                              ------
                                                              $   10
                                                              ======

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)          $  377
Long-term capital gain                                             5
                                                              ------
                                                              $  382
                                                              ======

12 Annual Report | 12.31.01

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Low Duration Bond Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Low Duration Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Kansas City, Missouri
     February 20, 2002

                                                     12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust


Number of
                                                                                    Portfolios
                          Term of                                                   in Fund
Name, Address,            Office and                                                Complex
Age and Position          Length of       Principal Occupation(s)                   Overseen
Held with Trust           Time Served/1/  During Past 5 Years                       by Trustee  Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)    12/1997 to      Managing Director, PIMCO; Board of        51          None
Chairman of the Board     Present         Governors and Executive Committee,
and Director                              Investment Company Institute;
                                          Chairman and Trustee, PIMCO Funds:
                                          Pacific Investment Management
                                          Series; and Chairman and Director,
                                          PIMCO Commercial Mortgage
                                          Securities Trust, Inc.

R. Wesley Burns * (42)    12/1997 to      Managing Director, PIMCO; Trustee and      51         None
President and Director    Present         President, PIMCO Funds: Pacific
                                          Investment Management Series; and
                                          Director and President, PIMCO
                                          Commercial Mortgage Securities Trust,
                                          Inc. Formerly Executive Vice
                                          President, PIMCO; and Executive Vice
                                          President, PIMCO Funds: Multi-Manager
                                          Series.

Non-Interested Trustees

Guilford C. Babcock (70)  12/1997 to      Private Investor; Professor of Finance     51         Director, Growth Fund of America
San Marino, California    Present         Emeritus, University of Southern                      and Fundamental Investors Fund of
Trustee                                   California.                                           the Capital Group and Director,
                                                                                                Good Hope Medical Foundation.

E. Philip Cannon (61)     03/2000 to      Proprietor, Cannon & Company, an           74         None
Houston, Texas            Present         affiliate of Inverness Management LLC,
Trustee                                   a private equity investment firm.
                                          Formerly, Headmaster, St. John's
                                          School, Houston, Texas. Formerly
                                          Trustee of PIMCO Advisors Funds
                                          ("PAF") and Cash Accumulation Trust
                                          ("CAT").

Vern O. Curtis (67)       2/1997 to       Private Investor. Formerly, charitable     51         Director, Public Storage Business
Portland, Oregon          Present         work, The Church of Jesus Christ of                   Parks, Inc. (Real Estate Investment
Trustee                                   Latter Day Saints.                                    Trust); Director, Fresh Choice, Inc.
                                                                                                (restaurant company).

J. Michael Hagan (62)     03/2000 to      Private Investor and Business Consultant.  51         Director, Freedom Communications;
San Clemente,             Present         Member of the Board of Regents, Santa                 Director, Saint Gobain Corporation;
California                                Clara University, and Memebr of the                   Director, Ameron International;
Trustee                                   Board, Taller San Jose. Formerly,                     Director, Remedy Temp; and Trustee,
                                          Chairman and CEO, Furton Company.                     South Coast Repertory.

Thomas P. Kemp (71)       12/1997 to      Private Investor; Chairman, One Touch      51         None
Laguna Beach,             Present         Technologies LLC (electronic systems for
California                                long-term care facilities). Formerly,
Trustee                                   Co-Chairman, U.S. Committee to Assist
                                          Russian Reform; and Chairman, Coca Cola
                                          Bottling Company of Los Angeles.

William J. Popejoy (63)   12/1997 to      President, Pacific Capital Investors.      51         Director, PacPro (vinyl assembly
Newport Beach,            Present         Formerly, Director, California State                  products; formerly Western
California                                Lottery; and Chief Executive Officer,                 Printing).
Trustee                                   Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served     Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.

Jeffrey M. Sargent (38)        12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                    Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                         Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                    PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                         Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                           Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                           Management.

Henrik P. Larsen (31)          02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                           PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                         PIMCO.

John P. Hardaway (43)          12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                         Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-Manager
                                                         Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                         Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                         Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                         Institutional.

Erik C. Brown (34)             02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                      PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                         Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                         Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                      Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway Kansas
     City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .......................................................1
Financial Highlights ....................................................3
Statement of Assets and Liabilities .....................................4
Statement of Operations .................................................5
Statements of Changes in Net Assets .....................................6
Statement of Cash Flows .................................................7
Notes to Financial Statements ..........................................12
Report of Independent Accountants ......................................16

                                                                 Fund       Schedule of
                                                                 Summary    Investments
Foreign Bond Portfolio (Institutional Class) ..........................2       8-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Foreign Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity, hedged non-U.S. fixed income securities.

DURATION:

4.50 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS: $5.8 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                    1 Year      Since Inception*

Foreign Bond Portfolio Institutional Class           7.75%          6.05%

J.P. Morgan Non-U.S. Index (Hedged)                  8.11%             -

  * Annualized

COUNTRY ALLOCATION*

                                            [GRAPH]

                           United States                55.6%
                           Germany                      10.7%
                           Italy                         7.4%
                           Short-Term Instruments        6.1%
                           Other                        20.2%

QUALITY BREAKDOWN*

                                            [GRAPH]

                                      AAA        73.3%
                                       AA        18.5%
                                        A         6.5%
                                      BBB         1.1%
                                       BB         0.6%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

Institutional Class - Foreign Bond Portfolio


                    Foreign Bond          J.P. Morgan
                     Portfolio           Non-U.S. Index
     Month          Inst. Class             (Hedged)
============================================================
  04/30/2000           10,000                10,000
  05/31/2000           10,041                10,080
  06/30/2000           10,115                10,128
  07/31/2000           10,181                10,201
  08/31/2000           10,187                10,203
  09/30/2000           10,223                10,291
  10/31/2000           10,232                10,374
  11/30/2000           10,401                10,558
  12/31/2000           10,602                10,675
  01/31/2001           10,747                10,802
  02/28/2001           10,847                10,895
  03/31/2001           10,973                10,977
  04/30/2001           10,882                10,903
  05/31/2001           10,947                10,959
  06/30/2001           11,005                11,019
  07/31/2001           11,152                11,120
  08/31/2001           11,255                11,213
  09/30/2001           11,264                11,259
  10/31/2001           11,584                11,465
  11/30/2001           11,479                11,416
  12/31/2001           11,424                11,321

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

..   The Foreign Bond Portfolio Institutional Class outperformed the benchmark for the 12-month period ended December 31, 2001, returning 7.75% versus 6.05% for the J.P. Morgan Non-U.S. Index (Hedged).
..   Extending non-Japan duration added to returns as yields declined amidst a slowdown in global growth.
..   An overweight in Europe was positive as reduced inflation expectations and
    European Central Bank rate cuts added to returns.
..   An underweight in Japan was negative. Attempts to stimulate the faltering
    Japanese economy failed as yields continued their secular decline.
..   An overweight in the Euro was slightly negative as investors continued to favor US growth prospects.
..   Holdings of emerging market bonds were positive, as the Portfolio avoided
    Argentine exposure and benefited from heightened growth expectations late in 2001.

2 Annual Report | 12.31.01

Financial Highlights

Foreign Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:   12/31/2001      04/10/2000-12/31/2000
Net asset value beginning of period                     $   9.40        $    9.48
Net investment income (a)                                   0.44             0.39
Net realized / unrealized gain on investments (a)           0.28             0.18
Total income from investment operations                     0.72             0.57
Dividends from net investment income                       (0.43)           (0.39)
Distributions from net realized capital gains               0.00            (0.26)
Total distributions                                        (0.43)           (0.65)
Net asset value end of period                           $   9.69        $    9.40
Total return                                                7.75%            6.18%
Net assets end of period (000s)                         $    935        $   5,185
Ratio of net expenses to average net assets                 0.75%            0.74%*
Ratio of net investment income to average net assets        4.56%            5.58%*
Portfolio turnover rate                                      285%             306%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                       $   10,547
Cash and foreign currency                                                          415
Receivable for investments sold and forward foreign currency contracts           1,565
Receivable for Porfolio shares sold                                                 69
Interest and dividends receivable                                                  208
--------------------------------------------------------------------------------------
                                                                                12,804
--------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts    $    3,207
Payable for financing transactions                                               3,425
Written options outstanding                                                         50
Payable for Portfolio shares redeemed                                              201
Accrued investment advisory fee                                                      1
Accrued administration fee                                                           2
Accrued servicing fee                                                                1
Variation margin payable                                                             6
Other liabilities                                                                  120
                                                                                 7,013
--------------------------------------------------------------------------------------
Net Assets                                                                  $    5,791
--------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                             $    5,855
Undistributed net investment income                                                386
Accumulated undistributed net realized (loss)                                     (245)
Net unrealized (depreciation)                                                     (205)
--------------------------------------------------------------------------------------
                                                                            $    5,791
--------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                         $      935
Administrative Class                                                             4,856

Shares Issued and Outstanding:

Institutional Class                                                                 96
Administrative Class                                                               501

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                         $     9.69
Administrative Class                                                              9.69
--------------------------------------------------------------------------------------

Cost of Investments Owned                                                   $   10,714
--------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                               $      408
--------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                 $     325
Dividends, net of foreign taxes                                                                  9
   Total Income                                                                                334

Expenses:

Investment advisory fees                                                                        16
Administration fees                                                                             32
Distribution and/or servicing fees - Administrative Class                                        3
Trustees' fees                                                                                   1
   Total Expenses                                                                               52

Net Investment Income                                                                          282
--------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                               332
Net realized gain on futures contracts and written options                                      48
Net realized (loss) on foreign currency transactions                                          (165)
Net change in unrealized (depreciation) on investments                                        (320)
Net change in unrealized appreciation on futures contracts and written options                  27
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                             279
   Net Gain                                                                                    201

Net Increase in Assets Resulting from Operations                                         $     483
--------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Foreign Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                                       Year Ended           Year Ended
Increase (Decrease) in Net Assets from:                                         December 31, 2001    December 31, 2000
Operations:
Net investment income                                                           $             282     $            312
Net realized gain                                                                             215                  259
Net change in unrealized (depreciation)                                                       (14)                (111)
Net increase resulting from operations                                                        483                  460
----------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                       (182)                (204)
   Administrative Class                                                                       (98)                (107)

From net realized capital gains
   Institutional Class                                                                          0                 (139)
   Administrative Class                                                                         0                  (22)

Total Distributions                                                                          (280)                (472)
----------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                          0                4,877
   Administrative Class                                                                     5,854                  592
Issued as reinvestment of distributions
   Institutional Class                                                                        182                  349
   Administrative Class                                                                        98                  123
Cost of shares redeemed
   Institutional Class                                                                     (4,589)                   0
   Administrative Class                                                                    (2,066)              (5,035)
Net increase (decrease) resulting from Portfolio share transactions                          (521)                 906

Total Increase (Decrease) in Net Assets                                                      (318)                 894
----------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                         6,109                5,215
End of period *                                                                 $           5,791     $          6,109

*Including net undistributed investment income of:                              $             386     $            102

6 Annual Report | 12.31.01 | See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
For the period ended December 31, 2001

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Portfolio shares                                            $    5,793
Redemptions of Portfolio shares                                          (6,458)
Cash distributions paid                                                       0
Decrease from financing transactions                                     (1,377)
Net decrease from financing activities                                   (2,042)

Operating Activities

Purchases of long-term securities and foreign currency                  (26,015)
Proceeds from sales of long-term securities and foreign currency         27,923
Purchases of short-term securities (net)                                   (254)
Net investment income                                                       282
Change in other receivables/payables (net)                                  271
Net increase from operating activities                                    2,207
--------------------------------------------------------------------------------

Net Increase in Cash                                                        165
--------------------------------------------------------------------------------

Cash

Beginning of period                                                         250
End of period                                                        $      415

                             See accompanying notes | 12.31.01 | Annual Report 7

Schedule of Investments

Foreign Bond Portfolio
December 31, 2001

                                              Principal
                                                 Amount        Value
                                                 (000s)        (000s)
--------------------------------------------------------------------------------
AUSTRALIA 2.0%
--------------------------------------------------------------------------------

Medallion Trust
     2.660% due (d)                         $        66      $    66
     07/12/2031
National Australia Bank Ltd.
     2.725% due 05/19/2010 (d)                       50           50
                                                             -------
Total Australia                                                  116
                                                             -------
(Cost $116)

--------------------------------------------------------------------------------
BRAZIL 1.1%
--------------------------------------------------------------------------------

Republic of Brazil
     3.187% due 04/15/2006 (d)              $        72           63
                                                             -------
Total Brazil                                                      63
                                                             -------
(Cost $68)

--------------------------------------------------------------------------------
CANADA (g)(h) 1.4%
--------------------------------------------------------------------------------

Beneficial Canada, Inc.
     6.350% due                            C$        30           19
     04/01/2002
Commonwealth of Canada
     5.500% due 06/01/2010 (j)                      100           64
                                                             -------
Total Canada                                                      83
                                                             -------
(Cost $88)

--------------------------------------------------------------------------------
CAYMAN ISLANDS (g)(h) 2.2%
--------------------------------------------------------------------------------

Geldilux Ltd.
     4.931% due                            EC       100           89
     02/12/2002
International Credit Recovery-Japan
     0.351% due 05/22/2006 (d)             JY     5,071           39
                                                             -------
Total Cayman Islands                                             128
                                                             -------
(Cost $128)

--------------------------------------------------------------------------------
DENMARK (g)(h) 2.0%
--------------------------------------------------------------------------------

Nykredit
         6.000% due 10/01/2029             DK       980          114
                                                             -------
Total Denmark                                                    114
                                                             -------
(Cost $106)

--------------------------------------------------------------------------------
   FRANCE (g)(h) 8.3%
--------------------------------------------------------------------------------

Republic of France
     6.000% due 04/25/2004                 EC       310          289
     4.000% due 04/25/2009                           80           67
     4.000% due 10/25/2009                           30           25
     5.500% due 04/25/2010 (j)                      110          101
                                                             -------
Total France                                                     482
                                                             -------
(Cost $471)

--------------------------------------------------------------------------------
GERMANY (g)(h) 19.4%
--------------------------------------------------------------------------------

Commerzbank AG
     4.029% due 10/25/2032 (d)             EC       100           89

Depfa Pfandbriefbank
     4.750% due 07/15/2008                           20           18
     5.750% due 03/04/2009                           20           18

Landesbank Baden-Wuerttemberg AG
     5.500% due 04/02/2007                           30           28

Landesbank Rheinland-Pfalz
     4.750% due 04/04/2008                          100           88

Republic of Germany
     5.000% due 02/17/2006 (j)                      300          273
     5.250% due  01/04/2008                          10            9
     4.250% due 07/04/2009 (j)                      200          174
     6.500% due 07/04/2027 (j)                      290          295
     4.750% due 07/04/2028                           30           24
     5.500% due 01/04/2031 (j)                      100           90

WestDeutsche Landersbank
     4.750% due 09/28/2007                           20           18
                                                             -------
Total Germany                                                  1,124
                                                             -------
(Cost $1,142)

--------------------------------------------------------------------------------
ITALY (g)(h) 13.5%
--------------------------------------------------------------------------------

First Italian Auto Transaction
     3.935% due 07/12/2008 (d)             EC        70      $    62
Republic of Italy
     4.500% due 05/01/2009 (j)                      660          570
     4.250% due 11/01/2009 (j)                       60           51
     5.500% due 11/01/2010 (j)                      110          100
                                                             -------
Total Italy                                                      783
                                                             -------
(Cost $808)

--------------------------------------------------------------------------------
JAPAN (g)(h) 4.2%
--------------------------------------------------------------------------------

Government of Japan
     1.900% due 12/20/2010 (j)             JY    30,000          242
                                                             -------
Total Japan                                                      242
                                                             -------
(Cost $256)

--------------------------------------------------------------------------------
MEXICO 1.1%
--------------------------------------------------------------------------------

Bancomext Trust
     8.000% due 08/05/2003                  $        10           11
Petroleos Mexicanos
     8.850% due 09/15/2007                           20           22
     9.375% due 12/02/2008                           30           32
                                                             -------
Total Mexico                                                      65
                                                             -------
(Cost $58)

--------------------------------------------------------------------------------
NEW ZEALAND (g)(h) 2.2%
--------------------------------------------------------------------------------

   Commonwealth of New Zealand
     4.500% due 02/15/2016                 N$       280          127
                                                             -------
Total New Zealand                                                127
                                                             -------
(Cost $155)

--------------------------------------------------------------------------------
SOUTH KOREA (g)(h) 0.5%
--------------------------------------------------------------------------------

Korea Development Bank
     1.875% due 02/13/2002                 JY     4,000           31
                                                             -------
Total South Korea                                                 31
                                                             -------
(Cost $34)

--------------------------------------------------------------------------------
SPAIN (g)(h) 5.2%
--------------------------------------------------------------------------------
Kingdom of Spain
     4.950% due 07/30/2005                 EC       130          118
     5.150% due 07/30/2009 (j)                      110           99
     4.000% due 01/31/2010 (j)                      100           83
                                                             -------
Total Spain                                                      300
                                                             -------
(Cost $303)

--------------------------------------------------------------------------------
SUPRANATIONAL (g)(h) 1.0%
--------------------------------------------------------------------------------

Eurofima
     4.750% due 07/07/2004                 SK       600           57
                                                             -------
Total Supranational                                               57
                                                             -------
(Cost $67)

--------------------------------------------------------------------------------
SWEDEN (g)(h) 0.7%
--------------------------------------------------------------------------------

Kingdom of Sweden
     5.000% due 01/28/2009                 SK       400           38
                                                             -------
Total Sweden                                                      38
                                                             -------
(Cost $40)

--------------------------------------------------------------------------------
UNITED KINGDOM (g)(h) 4.9%
--------------------------------------------------------------------------------

BG Transco Holdings PLC
     6.310% due 12/14/2009 (d)             BP        20           29
British Telecom PLC
     3.165% due 12/15/2003 (d)              $        50           51

 8 Annual Report | 12.31.01 | See accompanying notes

                                                        Principal
                                                           Amount          Value
                                                           (000s)         (000s)
--------------------------------------------------------------------------------

Haus Ltd.
     3.779% due 12/10/2015 (d)                         EC       5     $        5
     3.738% due 12/14/2037 (d)                                100             90
Lloyds TSB Bank PLC
     5.625% due 07/15/2049 (d)                                 40             35
     3.687% due 11/29/2049 (d)                          $     100             76
                                                                      ----------
Total United Kingdom                                                         286
                                                                      ----------
(Cost $301)

--------------------------------------------------------------------------------
UNITED STATES (g)(h) 101.3%
--------------------------------------------------------------------------------

Asset-Backed Securities 11.2%
Advanta Mortgage Loan Trust
     2.445% due 07/25/2026 (d)                          $      16             16
Amresco Residential Securities Mortgage Loan Trust
     2.400% due 06/25/2029 (d)                                 22             22
Circuit City Credit Card Master Trust
     2.755% due 02/15/2006 (d)                                100            100
CS First Boston Mortgage Securities Corp.
     2.155% due 12/15/2030 (d)                                 68             68
First Alliance Mortgage Loan Trust
     2.332% due 12/20/2027 (d)                                 17             17
Indymac Home Equity Loan Asset-Backed Trust
     6.200% due 06/25/2025                                     26             27
Irwin Home Equity Loan Trust
     2.640% due 11/25/2011 (d)                                 89             89
Japan Financial Corp.
     5.875% due 03/14/2011                                     80             79
Long Beach Auto Receivables Trust
     3.114% due 03/13/2005                                    100            100
MLCC Mortgage Investors, Inc.
     2.275% due 03/15/2025 (d)                                 60             60
Novastar Home Equity Loan
     2.205% due 04/25/2028 (d)                                 34             34
Providian Home Equity Loan Trust
     2.220% due 06/25/2025 (d)                                 36             36
                                                                      ----------
                                                                             648
                                                                      ----------
Corporate Bonds & Notes 11.8%
AT&T Corp.
     4.873% due 11/21/2003 (d)                         EC     100             89
Bear Stearns Co., Inc.
     2.941% due 03/28/2003 (d)                          $      30             30
Beckman Coulter, Inc.
     7.100% due 03/04/2003                                      3              3
DaimlerChrysler North America Holding Corp.
     4.346% due 08/23/2002 (d)                                 30             30
     6.400% due 05/15/2006                                     60             60
Donaldson, Lufkin & Jenrette, Inc.
     2.800% due 04/25/2003 (d)                                 50             50
Ford Motor Credit Co.
     1.000% due 12/22/2003                             JY   1,000              8
     1.200% due 02/07/2005                                  6,000             46
General Motors Acceptance Corp.
     6.875% due 09/09/2004                             BP      75            109
J.P. Morgan & Co., Inc.
     8.381% due 02/15/2012 (d)                          $      10              9
Jones Intercable, Inc.
     8.875% due 04/01/2007                                      3              3
KFW International Finance, Inc.
     1.750% due 03/23/2010                             JY  11,000             89
Oneok, Inc.
     3.002% due 04/24/2002 (d)                          $     100            100
Pfizer, Inc.
     0.800% due 03/18/2008                             JY   6,000             46
Sprint Capital Corp.
     5.875% due 05/01/2004                              $      10             10
                                                                      ----------
                                                                             682
                                                                      ----------
Mortgage-Backed Securities 47.7%
Bear Stearns Adjustable Rate Mortgage Trust
     6.952% due 02/25/2031 (d)                                 32             32
     6.299% due 01/25/2032 (d)                                100            102
Crusade Global Trust
     2.341% due 05/15/2021 (d)                                 66             66


Fannie Mae
     5.500% due 02/12/2004                              $     100     $      100
     6.000% due 02/19/2017                                    500            499
     6.000% due 01/14/2032                                    500            489
     6.500% due 01/14/2032 (d)                                500            500
     6.000% due 02/13/2032                                    400            389
Freddie Mac
     5.125% due 01/15/2012                             EC     100             88
     6.500% due 08/15/2023                              $      23             23
Government National Mortgage Association
     6.375% due 04/20/2028                                     22             22
     6.000% due 02/15/2029-05/20/2030                         286            176
     (d)(e)
     5.250% due 06/20/2030 (d)                                105            106
J.P. Morgan Commercial Mortgage Finance Corp.
     2.175% due 04/15/2010 (d)                                 68             68
Residential Funding Mortgage
Securities, Inc.
     2.386% due 05/12/2032 (d)                                104            104
                                                                      ----------
                                                                           2,764
                                                                      ----------
U.S. Government Agencies 8.1%
Federal Home Loan Bank
     5.045% due 07/09/2004                                    100            100
Freddie Mac
     6.530% due 11/26/2012 (j)                                300            310
Resolution Funding Strip
     0.000% due 10/15/2020                                    200             60
                                                                      ----------
                                                                             470
                                                                      ----------
U.S. Treasury Obligations 18.9%
Treasury Inflation Protected Securities (f)
     3.375% due 01/15/2007 (b)                                112            113
     3.625% due 04/15/2028                                    110            112
U.S. Treasury Bonds
     8.125% due 08/15/2019 (j)                                100            126
     6.250% due 08/15/2023 (j)                                700            741
                                                                      ----------
                                                                           1,092
                                                                      ----------
                                                           Shares

Preferred Security 3.6%
DG Funding Trust
     5.960% due 12/29/2049 (d)                                 20            206
                                                                      ----------

Total United States                                                        5,862
                                                                      ----------
(Cost $5,928)

--------------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.1%
--------------------------------------------------------------------------------

Eurodollar December Futures (CME)
     Strike @ 96.250 Exp. 12/16/2002                    $   5,000              7
                                                                      ----------
Total Purchased Call Options                                                   7
                                                                      ----------
(Cost $6)

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Fannie Mae (OTC)
     6.000% due 02/13/2032
     Strike @ 83.130 Exp. 02/06/2002                    $   1,000              0
Fannie Mae (OTC)
     6.500% due 02/13/2032
     Strike @ 85.310 Exp. 02/06/2002                        1,000              0
Republic of Germany (OTC)
     5.000% due 02/17/2006
     Strike @ 95.010 Exp. 03/04/2002                   EC     890              0
Republic of Italy (OTC)
     4.500% due 05/01/2009
     Strike @ 89.000 Exp. 03/04/2002                          430              0
                                                                      ----------
Total Purchased Put Options                                                    0
                                                                      ----------
(Cost $0)

                             See accompanying notes | 12.31.01 | Annual Report 9

Foreign Bond Portfolio
December 31, 2001

                                                       Principal
                                                          Amount         Value
                                                          (000s)        (000s)
--------------------------------------------------------------------------------
   SHORT-TERM INSTRUMENTS 11.0%
--------------------------------------------------------------------------------

Commercial Paper 1.7%
Cox Communications, Inc.
     2.640% due 01/11/2002                             $     100      $    100
                                                                      --------
Repurchase Agreement 8.4%
State Street Bank
     1.550% due 01/02/2002                                   489           489
                                                                      --------
     (Dated 12/31/2001
     Collateralized by Fannie Mae
     5.000% due 02/14/2003 valued
     at $502
     Repurchase proceeds are $489.)

U.S. Treasury Bills 0.9%
     1.550% due 02/07/2002 (b)                                50            50
                                                                      --------
Total Short-Term Instruments                                               639
                                                                      --------
(Cost $639)

Total Investments (a) 182.1%                                          $ 10,547
(Cost $10,714)

Written Options (c) (0.9%)                                                 (50)
(Premiums $49)

Other Assets and Liabilities (Net) (81.2%)                              (4,706)
                                                                      --------

Net Assets 100.0%                                                     $  5,791
                                                                      --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $10,731 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $     86

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (270)
                                                                      --------

Unrealized depreciation-net                                           $   (184)
                                                                      --------

(b) Securities with an aggregate market value of $163 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                    Unrealized
                                                      # of       Appreciation/
Type                                             Contracts      (Depreciation)
--------------------------------------------------------------------------------
Government of Japan 10 Year Note (03/2002)               1            $      4
U.S. Treasury 10 Year Note (03/2002)                     6                  11
U.S. Treasury 30 Year Bond (03/2002)                     2                  (5)
10 Year Interest Rate Swap Future (03/2002)              3                  (2)
Eurodollar June Futures (06/2002)                        1                   1
                                                                      --------
                                                                      $      9
                                                                      --------

(c) Premiums received on written options:

                                                 # of
Type                                        Contracts     Premium       Value
--------------------------------------------------------------------------------
Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/20/2003             300,000   $     14     $       9

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/20/2003             300,000         14            21

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.650 Exp. 11/19/2003             300,000         10             6

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 106.000 Exp. 02/23/2002                 6          7             7

Call - CME Eurodollar June Futures
   Strike @ 97.250 Exp. 06/17/2002                  5          4             7
                                                        ----------------------
                                                        $     49      $     50
                                                        ----------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Foreign forward currency contracts outstanding at December 31, 2001:

                                   Principal
                                      Amount                        Unrealized
                                  Covered by     Settlement      Appreciation/
Type                Currency        Contract          Month     (Depreciation)
--------------------------------------------------------------------------------
Sell                      C$              37        02/2002     $            0
Sell                      SF             287        01/2002                  2
Sell                      DK           1,015        03/2002                 (1)
Buy                       EC              58        01/2002                  0
Sell                                   1,734        01/2002                (18)
Buy                       BP              13        01/2002                  0
Sell                                     263        01/2002                 (7)
Buy                       H$             785        02/2002                  0
Sell                      JY          72,299        01/2002                 30
Sell                      N$             307        01/2002                  0
Sell                      SK           1,021        01/2002                 (1)
                                                                --------------
                                                                $            5
                                                                --------------

(h) Principal amount denoted in indicated currency:

         BP - British Pound
         C$ - Canadian Dollar
         DK - Danish Krone
         EC - Euro
         H$ - Hong Kong Dollar
         JY - Japanese Yen
         N$ - New Zealand Dollar
         SF - Swiss Franc
         SK - Swedish Krona

(i) Swap agreements outstanding at December 31, 2001:

                                                                     Unrealized
                                                       Notional   Appreciation/
Type                                                     Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.

Broker: J.P. Morgan Chase & Co.
Exp. 03/17/2003                                     JY   60,000   $         (1)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.

Broker: Goldman Sachs
Exp. 09/21/2011                                          40,000              2

Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.

Broker: Goldman Sachs                               H$    3,000             (8)
Exp. 02/08/2006

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.

Broker: Goldman Sachs
Exp. 05/18/2010                                     JY   17,000            (10)

Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2016                                     EC      100              1

10 Annual Report | 12.31.01 | See accompanying notes

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2031                                         EC      100   $     (5)

Receive a fixed rate equal to 5.900% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 01/26/2004                                         BP      300          6

Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs
Exp. 02/08/2006                                          $      400         13

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Bank of America
Exp. 06/15/2011                                                 400          1

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.

Broker: Goldman Sachs
Exp. 03/15/2016                                         BP      100         (1)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2016                                                 500         (9)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                                 300          4

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                                 100          1

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%.

Broker: Morgan Stanley Dean Witter
Exp. 09/15/2002                                                 100         (1)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 06/15/2006                                                 130         (2)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Goldman Sachs
Exp. 12/17/2021                                          $      100         (1)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2031                                         EC      100         (6)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2007                                         BP      500   $     (8)

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America
Exp. 12/17/2004                                          $      200         (2)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Morgan Stanley Dean Witter
Exp. 12/17/2021                                                 100         10

Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America
Exp. 12/18/2003                                                 400          0

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Morgan Stanley Dean Witter
Exp. 06/17/2007                                                 300         (5)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Morgan Stanley Dean Witter
Exp. 06/17/2012                                               2,200        (26)

Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.

Broker: Lehman Brothers
Exp. 09/10/2003                                                 100          0
                                                                      --------
                                                                      $    (47)
                                                                      --------

                                             Fixed
                                            Spread      Notional      Unrealized
Type                                           (%)        Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap
Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.

Broker: Morgan Stanley Dean Witter
Exp. 02/15/2002                            0.6285      $   4,200   $       (27)
                                                                   -----------

(j) Subject to financing transaction.

                            See accompanying notes | 12.31.01 | Annual Report 11

Notes to Financial Statements
December 31, 2001

1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

12 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

                                                     12.31.01 | Annual Report 13

December 31, 2001

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                      Institutional Class  Administrative Class
-------------------------------------------------------------------------------

Foreign Bond Portfolio                              0.75%                 0.90%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                     U.S. Government/Agency      All Other
                                   --------------------------------------------
                                       Purchases    Sales    Purchases    Sales
-------------------------------------------------------------------------------
Foreign Bond Portfolio                $   14,746  $  13,869  $  12,991 $ 14,938

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                     Foreign Bond Portfolio
                                                   ----------------------------
                                                                        Premium
-------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $       0
Sales                                                                        76
Closing Buys                                                                (23)
Expirations                                                                  (4)
Exercised                                                                     0
-------------------------------------------------------------------------------
Balance at 12/31/2001                                                 $      49
-------------------------------------------------------------------------------

14 Annual Report | 12.31.01

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                               Foreign Bond Portfolio
                                                                                  ------------------------------------------------
                                                                                    Year Ended 12/31/2001  Year Ended 12/31/2000
                                                                                     Shares        Amount   Shares        Amount
                                                                                  ------------------------------------------------
Receipts for shares sold

   Institutional Class                                                                      0    $      0         515   $  4,877
--------------------------------------------------------------------------------  ------------------------------------------------
   Administrative Class                                                                   605       5,854          63        592
--------------------------------------------------------------------------------  ------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                                     18         182          37        349
--------------------------------------------------------------------------------  ------------------------------------------------
   Administrative Class                                                                    10          98          13        123
--------------------------------------------------------------------------------  ------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                                   (474)     (4,589)          0          0
--------------------------------------------------------------------------------  ------------------------------------------------
   Administrative Class                                                                  (212)     (2,066)       (531)    (5,035)
--------------------------------------------------------------------------------  ------------------------------------------------

Net increase (decrease) resulting from Portfolio share transactions                       (53)   $   (521)         97   $    906
--------------------------------------------------------------------------------  ------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                    Number     % of Portfolio Held
------------------------------------------------------------------

Foreign Bond Portfolio
   Administrative Class                  4                      96
   Institutional Class                   1                     100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                         $      416
Undistributed long-term capital gains                          0
Accumulated capital losses                                  (225)/(1)/
Post-October loss deferrals                                  (20)/(2)/
Other book-to-tax accounting differences                      (3)/(3)/
Net unrealized tax appreciation/(depreciation) on           (184)/(4)/
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities               (46)/(5)/
                                                      -----------
                                                      $      (62)
                                                      -----------

/(1)/ Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2007, 12/31/2008 and 12/31/2009.

/(2)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(3)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(4)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sales loss deferrals for federal income tax purposes.

/(5)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)  $      280
Long-term capital gain                                         0
                                                      -----------
                                                      $      280
                                                      -----------

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

                                                     12.31.01 | Annual Report 15

Report of Independent Accountants


                    To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Foreign Bond Portfolio

                    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


                    PricewaterhouseCoopers LLP
                    Kansas City, Missouri
                    February 20, 2002


 16 Annual Report | 12.31.01

Federal Income Tax Information (unaudited)


                    As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

                    Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios' calendar year end which qualify for the corporate dividend-received deduction are as follows:

                    Foreign Bond Portfolio                      1.29%

                    Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

                                                     12.31.01 | Annual Report 17

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                    Number of
                           Term of                                                  Portfolios in
Name, Address,             Office and                                               Fund Complex
Age and Position           Length of       Principal Occupation(s) During           Overseen by     Other Directorships Held
Held with Trust            Time Served/1/  Past 5 Years                             Trustee         by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to      Managing Director, PIMCO; Board of       51              None
Chairman of the Board and  Present         Governors and Executive Committee,
Director                                   Investment Company Institute; Chairman
                                           and Trustee, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Chairman and Director, PIMCO Commercial
                                           Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to      Managing Director, PIMCO; Trustee and    51              None
President and Director     Present         President, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Director and President, PIMCO
                                           Commercial Mortgage Securities Trust,
                                           Inc. Formerly Executive Vice President,
                                           PIMCO; and Executive Vice President,
                                           PIMCO Funds: Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to      Private Investor; Professor of Finance   51              Director, Growth Fund of America
San Marino, California     Present         Emeritus, University of Southern                         and Fundamental Investors Fund
Trustee                                    California.                                              of the Capital Group; and
                                                                                                    Director, Good Hope Medical
                                                                                                    Foundation.

E. Philip Cannon (61)      03/2000 to      Proprietor, Cannon & Company, an         74              None
Houston, Texas             Present         affiliate of Inverness Management LLC,
                                           a private equity Trustee investment
                                           firm. Formerly, Headmaster, St. John's
                                           School, Houston, Texas. Formerly
                                           Trustee of PIMCO Advisors Funds ("PAF")
                                           and Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to      Private Investor. Formerly, charitable   51              Director, Public Storage
Portland, Oregon           Present         work, The Church of Jesus Christ of                      Business Parks, Inc., (Real
Trustee                                    Latter Day Saints.                                       Estate Investment Trust);
                                                                                                    Director, Fresh Choice, Inc.
                                                                                                    (restaurant company).

J. Michael Hagan (62)      03/2000 to      Private Investor and Business            51              Director, Freedom
San Clemente, California   Present         Consultant. Member of the Board of                       Communications; Director, Saint
Trustee                                    Regents, Santa Clara University, and                     Gobain Corporation; Director,
                                           Member of the Board, Taller San Jose.                    Ameron International; Director,
                                           Formerly, Chairman and CEO, Furon                        Remedy Temp; and Trustee, South
                                           Company.                                                 Coast Repertory.

Thomas P. Kemp (71)        12/1997 to      Private Investor; Chairman, One Touch    51              None
Laguna Beach, California                   Technologies Present LLC (electronic
Trustee                                    systems for long-term care facilities).
                                           Formerly, Co-Chairman, U.S. Committee
                                           to Assist Russian Reform; and
                                           Chairman, Coca Cola Bottling Company of
                                           Los Angeles.

William J. Popejoy (63)    12/1997 to      President, Pacific Capital Investors.    51              Director, PacPro (vinyl assembly
Newport Beach, California  Present         Formerly, Director, California State                     products; formerly Western
Trustee                                    Lottery; and Chief Executive Officer,                    Trustee
                                           Orange County, CA.

/1/Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

18 Annual Report |12.31.01|

Officers of the Trust

Name, Age and                    Term of Office and
Position Held with Trust         Length of Time Served     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)            12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                      Pacific Investment Management Series.

James F. Muzzy (61)              12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                      Pacific Investment Management Series.

Jeffrey M. Sargent (38)          12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                      Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                           Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                           Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                           Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)    12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice President,
                                                           PIMCO Funds:

Senior Vice President                                      Pacific Investment Management Series and PIMCO Commercial Mortgage
                                                           Securities Trust, Inc.

Gregory A. Bishop (41)           12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant,
Vice President                                             William M. Mercer.

Steven P. Kirkbaumer (45)        10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                             Management.

Henrik P. Larsen (31)            02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                             President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                           Supervisor, PIMCO.

John P. Hardaway (43)            12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                  PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                           PIMCO Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                           Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)             12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                  Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                           Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                           Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                           Institutional.

Erik C. Brown (34)               02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                        PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                           Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                           Formerly, tax consultant for Deloitte & Touche and
                                                           PricewaterhouseCoopers.

Michael J. Willemsen (41)        12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                        Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                           Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 19

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway Kansas
     City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter ........................................................1
Financial Highlights .....................................................3
Statement of Assets and Liabilities ......................................4
Statement of Operations ..................................................5
Statements of Changes in Net Assets ......................................6
Notes to Financial Statements ............................................9
Report of Independent Accountants .......................................13


                                                        Fund        Schedule of
                                                        Summary     Investments
Long-Term U.S. Government Bond Portfolio
(Administrative Class) ......................................2        7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                       12.31.01| Annual Report 1

Long-Term U.S. Government Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily long-term maturity fixed income securities.

DURATION:

12.05 years

FUND INCEPTION DATE:

4/30/1999

TOTAL NET ASSETS:

$33.0 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                 1 Year       Since Inception*

Long-Term U.S. Gov't. Bond Portfolio              5.86%            8.00%
 Administrative Class

Lehman Brothers Long-Term Treasury Index          4.22%               -

* Annualized

SECTOR BREAKDOWN*

                                     [GRAPH]

                        U.S. Treasury Obligations          37.8%
                        U.S. Government Agencies           31.6%
                        Short-Term Instruments             17.5%
                        Mortgage-Backed Securities          7.7%
                        Other                               5.4%

QUALITY BREAKDOWN*

                                     [GRAPH]

                                     AAA            90.1%
                                      AA             6.9%
                                       A             3.0%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                     [GRAPH]


                             Long-Term U.S.
                              Gov't. Bond             Lehman Brothers
                               Portfolio                 Long-Term
           Month              Admin. Class             Treasury Index
        ============     ====================      ====================
         04/30/1999             10,000                   10,000
         05/31/1999              9,882                    9,843
         06/30/1999              9,766                    9,739
         07/31/1999              9,730                    9,692
         08/31/1999              9,672                    9,654
         09/30/1999              9,758                    9,726
         10/31/1999              9,754                    9,731
         11/30/1999              9,686                    9,665
         12/31/1999              9,572                    9,521
         01/31/2000              9,680                    9,657
         02/29/2000              9,944                    9,949
         03/31/2000             10,257                   10,289
         04/30/2000             10,164                   10,207
         05/31/2000             10,119                   10,170
         06/30/2000             10,372                   10,391
         07/31/2000             10,582                   10,570
         08/31/2000             10,837                   10,811
         09/30/2000             10,719                   10,680
         10/31/2000             10,933                   10,846
         11/30/2000             11,270                   11,189
         12/31/2000             11,605                   11,452
         01/31/2001             11,660                   11,472
         02/28/2001             11,886                   11,668
         03/31/2001             11,831                   11,609
         04/30/2001             11,488                   11,294
         05/31/2001             11,513                   11,308
         06/30/2001             11,609                   11,406
         07/31/2001             12,079                   11,830
         08/30/2001             12,366                   12,083
         09/30/2001             12,503                   12,174
         10/31/2001             13,117                   12,771
         11/30/2001             12,517                   12,164
         12/31/2001             12,285                   11,936


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio's Administrative Class inception on 4/30/1999, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index.

PORTFOLIO INSIGHTS

..  The Long-Term U.S. Government Bond Portfolio Administrative Class returned
   5.86% for the 12-month period ended December 31, 2001, outperforming the 4.22% return of the benchmark Lehman Brothers Long-Term Treasury Index over the same period.
.. Above-Index duration and a shorter maturity focus for most of 2001 paid off as the economy continued to weaken and the Fed remained accommodative, providing 4.75% of easing for the year.
.. A commitment to a high quality emphasis and a small corporate sector exposure minimized risks related to defaults and bankruptcies in a weak economy, but augmented returns when these spreads narrowed in anticipation of an economic recovery.
.. Significant exposure to the 30-year Treasury bond enhanced returns when the Treasury announced it would suspend any new issuance of this debt on October 31, 2001.
..  Mortgages continued to offer attractive yield premiums but the sector modestly lagged Treasuries on a duration-adjusted basis for the year.
.. Modest exposure to real return bonds was negative. Since mid-year 2001, rising real yields and low inflation expectations caused these assets to lag similar duration alternatives.

 2 Annual Report | 12.31.01

Financial Highlights

Long-Term U.S. Government Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001      12/31/2000  04/30/1999-12/31/1999
Net asset value beginning of period                              $    10.56      $     9.22      $        10.00
Net investment income (a)                                              0.51            0.56                0.36
Net realized / unrealized gain (loss) on investments (a)               0.09            1.34               (0.78)
Total income from investment operations                                0.60            1.90               (0.42)
Dividends from net investment income                                  (0.52)          (0.56)              (0.36)
Distributions from net realized capital gains                         (0.37)           0.00                0.00
Total distributions                                                   (0.89)          (0.56)              (0.36)
Net asset value end of period                                    $    10.27      $    10.56      $         9.22
Total return                                                           5.86%          21.24%              (4.28)%
Net assets end of period (000s)                                  $   33,013      $    9,625      $        7,173
Ratio of net expenses to average net assets                            0.65%(c)        0.65%               0.65%(b)*
Ratio of net investment income to average net assets                   4.75%           5.70%               5.55 %*
Portfolio turnover rate                                                 457%            533%                294%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $  38,167
Cash                                                                                  309
Receivable for Portfolio shares sold                                                  217
Interest and dividends receivable                                                     480
Variation margin receivable                                                           133
-----------------------------------------------------------------------------------------
                                                                                   39,306
-----------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts        $     308
Payable for financing transactions                                                  5,934
Written options outstanding                                                             7
Payable for Portfolio shares redeemed                                                   1
Accrued investment advisory fee                                                         7
Accrued administration fee                                                              7
Accrued servicing fee                                                                   3
Other liabilities                                                                      15
                                                                                    6,282
-----------------------------------------------------------------------------------------
Net Assets                                                                      $  33,024
-----------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $  33,550
Undistributed net investment income                                                   193
Accumulated undistributed net realized (loss)                                        (562)
Net unrealized (depreciation)                                                        (157)
-----------------------------------------------------------------------------------------
                                                                                $  33,024
-----------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $      11
Administrative Class                                                               33,013

Shares Issued and Outstanding:

Institutional Class                                                                     1
Administrative Class                                                                3,215

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $   10.27
Administrative Class                                                                10.27
-----------------------------------------------------------------------------------------

Cost of Investments Owned                                                       $  38,461
-----------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                               $       1,045
   Total Income                                                                                1,045

Expenses:

Investment advisory fees                                                                          48
Administration fees                                                                               48
Distribution and/or servicing fees - Administrative Class                                         29
Trustees' fees                                                                                     2
   Total expenses                                                                                127
   Reimbursement by Manager                                                                       (1)
   Net Expenses                                                                                  126

Net Investment Income                                                                            919
----------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                 168
Net realized gain on futures contracts and written options                                       395
Net change in unrealized (depreciation) on investments                                          (778)
Net change in unrealized appreciation on futures contracts and written options                   125
   Net (Loss)                                                                                    (90)

Net Increase in Assets Resulting from Operations                                       $         829
----------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                               Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                                 December 31, 2001     December 31, 2000
Operations:
Net investment income                                                 $               919   $               485
Net realized gain                                                                     563                   334
Net change in unrealized appreciation (depreciation)                                 (653)                  836
Net increase resulting from operations                                                829                 1,655
---------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                 (1)                  (84)
   Administrative Class                                                              (918)                 (401)

From net realized capital gains
   Institutional Class                                                                  0                     0
   Administrative Class                                                            (1,107)                    0

Total Distributions                                                                (2,026)                 (485)
---------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                  0                 2,173
   Administrative Class                                                            30,788                 4,531
Issued as reinvestment of distributions
   Institutional Class                                                                  1                    86
   Administrative Class                                                             2,025                   400
Cost of shares redeemed
   Institutional Class                                                                  0                (2,328)
   Administrative Class                                                            (8,228)               (3,570)
Net increase resulting from Portfolio share transactions                           24,586                 1,292

Total Increase in Net Assets                                                       23,389                 2,462
---------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                 9,635                 7,173
End of period *                                                       $            33,024   $             9,635

*Including net undistributed investment income of:                    $               193   $               112

6 Annual Report | 12.31.01 | See accompaning notes

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
December 31, 2001

                                                      Principal
                                                         Amount       Value
                                                         (000s)      (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 5.0%
--------------------------------------------------------------------------------

Banking & Finance 3.0%
Bank One Corp.
  2.390% due 05/07/2002 (d)                             $   200     $   200
Donaldson, Lufkin & Jenrette, Inc.
  5.298% due 07/18/2003 (d)                                 100         100
Ford Motor Credit Co.
  2.351% due 06/02/2003 (d)                                 200         195
  5.218% due 07/18/2005 (d)                                 200         189
General Motors Acceptance Corp.
  2.170% due 03/10/2003 (d)                                 200         197
  2.665% due 07/21/2003 (d)                                 100          98
                                                                    -------
                                                                        979
                                                                    -------
Industrials 1.1%
DaimlerChrysler North America Holding Corp.
  3.880% due 08/16/2004 (d)                                 200         194
Ford Motor Co.
  7.450% due 07/16/2031                                     200         184
                                                                    -------
                                                                        378
                                                                    -------
Utilities 0.9%
BellSouth Corp.
  6.875% due 10/15/2031                                     200         206
Scana Corp.
  5.410% due 07/15/2002 (d)                                 100         100
                                                                    -------
                                                                        306
                                                                    -------
Total Corporate Bonds & Notes                                         1,663
                                                                    -------
(Cost $1,686)

--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES 0.3%
--------------------------------------------------------------------------------

California 0.3%
Kern County California Pension Obligation Revenue Bonds,
(MBIA Insured), Series 1995
  7.260% due 08/15/2014                                     100         107
                                                                    -------
Total Municipal Bonds & Notes                                           107
                                                                    -------
(Cost $104)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 36.5%
--------------------------------------------------------------------------------

Fannie Mae
  4.450% due 06/25/2003                                     300         303
  5.550% due 02/26/2004                                     100         101
  5.375% due 03/08/2004                                   1,000       1,006
  6.130% due 06/03/2004                                     200         203
  5.010% due 08/31/2004                                     100         100
  6.250% due 01/07/2005 (g)                               1,000       1,001
  6.940% due 03/19/2007                                     480         485
  7.125% due 06/15/2010                                   1,100       1,207
  6.000% due 05/15/2011                                   1,000       1,018
  0.000% due 10/09/2019                                   2,000         625
Federal Farm Credit Bank
  6.000% due 03/07/2011                                     100         102
Federal Home Loan Bank
  6.750% due 02/01/2002                                     200         201
  5.950% due 12/10/2008                                     100         100
Financing Corp.
 10.700% due 10/06/2017                                     650         946
  0.000% due 05/11/2018                                   5,200       1,730
Freddie Mac
  5.050% due 04/02/2004                                     500         503
  8.000% due 12/01/2005                                     500         513
  6.875% due 09/15/2010                                   1,500       1,621
Small Business Administration
  5.340% due 11/01/2021                                     300         286
                                                                    -------
Total U.S. Government Agencies                                       12,051
                                                                    -------
(Cost $12,216)

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 43.8%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (f)
  3.625% due 07/15/2002 (b)                             $   111     $   112
  3.375% due 01/15/2007 (b)                                 168         169
  3.625% due 01/15/2008                                   1,650       1,668
  3.375% due 04/15/2032                                     200         198
U.S. Treasury Bonds
 12.000% due 08/15/2013                                   2,000       2,795
  8.125% due 08/15/2019 (g)                               3,000       3,789
  6.250% due 08/15/2023 (g)                               2,900       3,071
  5.250% due 11/15/2028                                   1,800       1,687
U.S. Treasury Strips
  0.000% due 11/15/2016                                   1,200         498
  0.000% due 11/15/2021                                   1,500         461
                                                                    -------
Total U.S. Treasury Obligations                                      14,448
                                                                    -------
(Cost $14,653)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 8.9%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 8.9%
Bank of America Mortgage Securities, Inc.
  7.250% due 02/25/2031                                     107         110
Bear Stearns Adjustable Rate Mortgage Trust
  6.299% due 10/30/2031 (d)                                 300         306
Fannie Mae
  7.000% due 10/25/2022                                     279         283
  6.500% due 01/25/2024                                      36          34
  6.000% due 12/25/2031                                   1,307       1,108
Federal Agricultural Mortgage Corp.
  7.238% due 07/25/2011                                     233         242
Freddie Mac
  6.750% due 03/15/2007                                      18          19
  7.000% due 07/15/2023                                      45          44
  6.500% due 12/15/2023                                     202         204
  6.000% due 12/15/2028                                     227         195
  6.000% due 05/15/2029                                      95          84
  6.000% due 12/15/2031                                     200         169
Residential Funding Mortgage Securities I
  7.500% due 04/25/2027                                      57          59
Washington Mutual, Inc.
  6.247% due 01/25/2041 (d)                                  76          75
                                                                    -------
Total Mortgage-Backed Securities                                      2,932
                                                                    -------
(Cost $2,837)

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES 0.9%
--------------------------------------------------------------------------------

CS First Boston Mortgage Securities Corp.
  3.747% due 12/15/2030 (d)                                  68          68
SMS Student Loan Trust
  5.880% due 10/27/2025 (d)                                 227         225
                                                                    -------
Total Asset-Backed Securities                                           293
                                                                    -------
(Cost $291)

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Eurodollar June Futures (CME)
  Strike @ 92.500 Exp. 06/17/2002                        35,000           0
                                                                    -------
Total Purchased Put Options                                               0
                                                                    -------
(Cost $0)

                             See accompanying notes | 12.31.01 | Annual Report 7

Long-Term U.S. Government Bond Portfolio
December 31, 2001

                                                       Principal
                                                          Amount         Value
                                                          (000s)        (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 20.2%
--------------------------------------------------------------------------------

Commercial Paper 16.5%
American Express Credit Corp.
  1.810% due 03/28/2002                                $  1,500    $     1,493
Freddie Mac
  2.280% due 01/(b)2002                                     180            180
General Electric
Capital Corp.
  1.800% due 03/27/2002                                     400            398
  1.710% due 03/27/2002                                     300            299
  1.780% due 03/28/2002                                     700            697
Goldman Sachs Group, Inc.
  1.750% due 01/03/2002                                   1,200          1,200
Merck & Co., Inc.
  1.790% due 03/22/2002                                   1,000            996
  1.850% due 03/28/2002                                     200            199
                                                                       -------
                                                                         5,462
                                                                       -------
Repurchase Agreement 3.2%
State Street Bank
  1.550% due 01/02/2002                                   1,051          1,051
                                                                       -------
  (Dated 12/31/2001. Collateralized by
  Freddie Mac 4.200% due 08/22/2003 valued at $1,072.
  Repurchase proceeds are $1,051.)

U.S. Treasury Bills 0.5%
  1.773% due 02/07/2002 (b)(e)                              160            160
                                                                       -------

Total Short-Term Instruments                                             6,673
                                                                       -------
(Cost $6,674)

Total Investments (a) 115.6%                                       $    38,167
(Cost $38,461)

Written Options (c) (0.0%)                                                  (7)
(Premiums $10)

Other Assets and Liabilities (Net) (15.6%)                              (5,136)
                                                                       -------

Net Assets 100.0%                                                  $    33,024
                                                                       -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $38,627 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $        34

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (494)
                                                                       -------

Unrealized depreciation-net                                        $      (460)
                                                                       -------


(b) Securities with an aggregate market value of $621 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                     Unrealized
                                                           # of   Appreciation/
Type                                                  Contracts  (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (03/2002)                         51   $         56
U.S. Treasury 30 Year Bond (03/2002)                         91             87
10 Year Interest Rate Swap Future (03/2002)                   1             (1)
Eurodollar December Futures (12/2002)                        16              8
Eurodollar March Futures (03/2003)                           16             (1)
Eurodollar September Futures (09/2003)                       16            (15)
                                                                       -------
                                                                  $        134
                                                                       -------

(c) Premiums received on written options:

                                                  # of
Type                                         Contracts    Premium        Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Note March Futures
   Strike @ 111.000 Exp. 02/23/2002                  2    $     1     $       0

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 103.000 Exp. 02/23/2002                 10          9             7

                                                          ---------------------
                                                          $    10     $       7
                                                          ---------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to financing transaction.

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

                                                      12.31.01 | Annua1 Report 9

December 31, 2001

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

10 Annual Report | 12.31.01

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                      Institutional Class   Administrative Class
--------------------------------------------------------------------------------
Long Term U.S. Gov't.
  Bond Portfolio                             0.50%                 0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                   U.S. Government/Agency       All Other
                                   --------------------------------------------
                                    Purchases      Sales   Purchases      Sales
-------------------------------------------------------------------------------
Long-Term U.S. Gov't.
  Bond Portfolio                     $ 92,797   $ 75,002    $  3,575      $ 665

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                           Long-Term U.S. Gov't. Bond Portfolio
                                           ------------------------------------
                                                                        Premium
-------------------------------------------------------------------------------
Balance at 12/31/2000                                                    $   11
Sales                                                                        59
Closing Buys                                                                (40)
Expirations                                                                 (20)
Exercised                                                                     0
-------------------------------------------------------------------------------
Balance at 12/31/2001                                                    $   10
-------------------------------------------------------------------------------

                                                     12.31.01 | Annual Report 11

December 31, 2001

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                            Long-Term U.S. Gov't. Bond Portfolio
                                                                     ----------------------------------------------------
                                                                       Year Ended 12/31/2001       Year Ended 12/31/2000
                                                                        Shares        Amount        Shares        Amount
                                                                     ----------------------------------------------------
Receipts for shares sold

   Institutional Class                                                       0      $      0           219     $   2,173
--------------------------------------------------------------       ----------------------------------------------------
   Administrative Class                                                  2,877        30,788           459         4,531
--------------------------------------------------------------       ----------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                       0             1             9            86
--------------------------------------------------------------       ----------------------------------------------------
   Administrative Class                                                    196         2,025            41           400
--------------------------------------------------------------       ----------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                       0             0          (227)       (2,328)
--------------------------------------------------------------       ----------------------------------------------------
   Administrative Class                                                   (769)       (8,228)         (367)       (3,570)
--------------------------------------------------------------       ----------------------------------------------------

Net increase resulting from Portfolio share transactions                 2,304      $ 24,586           134     $   1,292
--------------------------------------------------------------       ----------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                              Number      % of Portfolio Held
--------------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio
    Administrative Class                           3                       97
    Institutional Class                            1                      100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                   $  194
Undistributed long-term capital gains                               93
Post-October loss deferrals                                       (351)/(1)/
Other book-to-tax accounting differences                            (1)/(2)/
Net unrealized tax appreciation/(depreciation) on investments (460)/(3)/ Net tax appreciation on derivatives and foreign-
  currency denominated assets and liabilities                       (1)/(4)/
                                                                ------
                                                                $ (526)
                                                                ------

(1) Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

(2) Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

(3) Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sales loss deferrals for federal income tax purposes.

(4) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)            $1,517
Long-term capital gain                                             509
                                                                ------
                                                                $2,026
                                                                ------

12 Annual Report | 12.31.01

Report of Independent Accountants

      To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Long-Term U.S. Government Bond Portfolio

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      Kansas City, Missouri
      February 20, 2002

                                                       12.31.01|Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                    Number of
                                                                                    Portfolios
                          Term of                                                   in Fund
Name, Address,            Office and                                                Complex
Age and Position          Length of       Principal Occupation(s)                   Overseen
Held with Trust           Time Served/1/  During Past 5 Years                       by Trustee   Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)    12/1997 to      Managing Director, PIMCO; Board of        51           None
Chairman of the Board     Present         Governors and Executive Committee,
and Director                              Investment Company Institute;
                                          Chairman and Trustee, PIMCO Funds:
                                          Pacific Investment Management Series;
                                          and Chairman and Director, PIMCO
                                          Commercial Mortgage Securities Trust,
                                          Inc.

R. Wesley Burns * (42)    12/1997 to      Managing Director, PIMCO; Trustee and     51           None
President and Director    Present         President, PIMCO Funds: Pacific
                                          Investment Management Series; and
                                          Director and President, PIMCO Commercial
                                          Mortgage Securities Trust, Inc. Formerly
                                          Executive Vice President, PIMCO; and
                                          Executive Vice President, PIMCO Funds:
                                          Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)  12/1997 to      Private Investor; Professor of Finance    51           Director, Growth Fund of America
San Marino, California    Present         Emeritus, University of Southern                       and Fundamental Investors Fund of
Trustee                                   California.                                            the Capital Group; and Director,
                                                                                                 Good Hope Medical Foundation.

E. Philip Cannon (61)     03/2000 to      Proprietor, Cannon & Company, an          74           None
Houston, Texas            Present         affiliate of Inverness Management LLC,
Trustee                                   a Headmaster, private equity investment
                                          firm. Formerly, St. John'sSchool,
                                          Houston, Texas. Formerly Trustee of
                                          PIMCO Advisors Funds ("PAF") and Cash
                                          Accumulation Trust ("CAT").

Vern O. Curtis (67)       12/1997 to      Private Investor. Formerly, charitable    51           Director, Public Storage Business
Portland, Oregon          Present         work, The Church of Jesus Christ of                    Parks, Inc., (Real Estate
Trustee                                   Latter DaySaints.                                      Investment Trust); Director, Fresh
                                                                                                 Choice, Inc. (restaurant company).

J. Michael Hagan (62)     03/2000 to      Private Investor and Business Consultant. 51           Director, Freedom Communications;
San Clemente,             Present         Member of the Board of Regents, Santa                  Director, Saint Gobain Corporation;
California                                Clara University, and Member of the                    Director, Ameron International;
Trustee                                   Board, Taller San Jose. Formerly,                      Director, Remedy Temp; and Trustee,
                                          Chairman and CEO, Furon Company.                       South Coast Repertory.

Thomas P. Kemp (71)       12/1997 to      Private Investor; Chairman, One Touch     51           None
Laguna Beach,             Present         Technologies LLC (electronic systems for
California Present                        long-term (electronic systems for
Trustee                                   long-term care facilities). Formerly,
                                          Co-Chairman, U.S. Committee to Assist
                                          Russian Reform; and Chairman, Coca Cola
                                          Bottling Company of Los Angeles.

William J. Popejoy (63)   12/1997 to      President, Pacific Capital Investors.     51           Director, PacPro (vinyl assembly
Newport Beach,            Present         Formerly, Director, California State                   products; formerly Western
California                                Lottery; and Chief Executive Officer,                  Printing).
Trustee                                   Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                     Term of Office and
Position Held with Trust          Length of Time Served   Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)             12/1997 to Present      Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                     Pacific Investment Management Series.


James F. Muzzy (61)               12/1997 to Present      Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                     Pacific Investment Management Series.


Jeffrey M. Sargent (38)           12/1997 to Present      Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                     Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                          Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                          Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                          Series. Formerly, Vice President, PIMCO.


William S. Thompson, Jr. (55)     12/1997 to Present      Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                     PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                          Mortgage Securities Trust, Inc.


Gregory A. Bishop (41)            12/1997 to Present      Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                            Mercer.


Steven P. Kirkbaumer (45)         10/1998 to Present      Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                            Management.


Henrik P. Larsen (31)             02/1999 to Present      Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                            President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                          Supervisor, PIMCO.


John P. Hardaway (43)             12/1997 to Present      Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                 PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                          Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                          Multi-Manager Series. Formerly, Vice President, PIMCO.


Garlin G. Flynn (54)              12/1997 to Present      Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                 Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                          Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                          Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                          Institutional.


Erik C. Brown (34)                02/2001 to Present      Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                       PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                          Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                          Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.


Michael J. Willemsen (41)         12/1997 to Present      Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                       Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                          Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator

     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway Kansas
     City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300 NEWPORT
BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter ............................................................ 1
Financial Highlights ......................................................... 3
Statement of Assets and Liabilities .......................................... 4
Statement of Operations ...................................................... 5
Statements of Changes in Net Assets .......................................... 6
Notes to Financial Statements. ............................................... 8
Report of Independent Accountants ............................................12

                                                                  Fund             Schedule of
                                                                  Summary          Investments
Short-Term Bond Portfolio (Institutional Class)......................   2                7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Short-Term Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum current income, consistent with preservation of capital and daily liquidity.

PORTFOLIO:

Primarily money market instruments and short maturity fixed income securities.

DURATION:

0.41 years

FUND INCEPTION DATE:

4/28/2000

TOTAL NET ASSETS:

$5.8 Million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                        1 Year  Since Inception*

Short-Term Bond Portfolio Institutional Class            6.59%       6.73%

Salomon Smith Barney 3-Month U.S. Treasury Bill Index    4.09%          -

* Annualized

SECTOR BREAKDOWN*

                                    [GRAPH]

                        Corporate Bonds & Notes     46.2%
                        Mortgage-Backed Securities  21.4%
                        Short-Term Instruments      20.9%
                        Asset-Backed Securities     11.5%

QUALITY BREAKDOWN*

                                    [GRAPH]

                                  AAA  40.0%
                                   AA  15.5%
                                    A  22.8%
                                  BBB  20.0%
                                  CCC   1.7%

* % of Total Investments as of December 31, 2001


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

$11.2 (in thousands)

                                    [GRAPH]

                                    Short-Term          Salomon Smith Barney
                                  Bond Portfolio        3-Month U.S. Treasury
               Month               Inst. Class                 Bill Index
        ===================      ================      =======================
             04/30/2000             10,000                       10,000
             05/31/2000             10,058                       10,049
             06/30/2000             10,114                       10,096
             07/31/2000             10,174                       10,145
             08/31/2000             10,249                       10,195
             09/30/2000             10,318                       10,246
             10/31/2000             10,377                       10,300
             11/30/2000             10,433                       10,352
             12/31/2000             10,464                       10,407
             01/31/2001             10,539                       10,461
             02/28/2001             10,600                       10,506
             03/31/2001             10,644                       10,552
             04/30/2001             10,664                       10,593
             05/31/2001             10,727                       10,632
             06/30/2001             10,746                       10,666
             07/31/2001             10,852                       10,699
             08/31/2001             10,914                       10,732
             09/30/2001             11,005                       10,763
             10/31/2001             11,075                       10,791
             11/30/2001             11,104                       10,814
             12/31/2001             11,153                       10,833


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/28/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

..  The total return performance of the Short-Term Bond Portfolio Institutional
   Class was 6.59% for the year ended December 31, 2001, outperforming the 4.09% return posted by the benchmark Salomon Smith Barney 3-Month U.S. Treasury
   Bill Index.
..  Above-benchmark duration paid off as very short-term interest rates fell amid a weak economy.
..  A mortgage emphasis was negative as short duration mortgages underperformed
   Treasuries due to heightened market volatility.
..  Investment grade corporates added value as credit premiums narrowed amid optimism for an economic recovery.
..  Modest high yield holdings were positive as expectations of improved credit fundamentals led the sector to outperform.
..  Asset-backed bonds added to returns due to their attractive yields.
.. Real return bonds were negative; rising real yields caused these assets to lag similar-duration alternatives.

2 Annual Report | 12.31.01

Financial Highlights

Short-Term Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001          04/28/2000-12/31/2000
Net asset value beginning of period                              $    10.01                      $   10.00
Net investment income (a)                                              0.53                           0.45
Net realized / unrealized gain on investments (a)                      0.12                           0.01
Total income from investment operations                                0.65                           0.46
Dividends from net investment income                                  (0.54)                         (0.45)
Distributions from net realized capital gains                         (0.04)                          0.00
Total distributions                                                   (0.58)                         (0.45)
Net asset value end of period                                    $    10.08                      $   10.01
Total return                                                           6.59%                          4.64%
Net assets end of period (000s)                                  $    4,093                      $   3,388
Ratio of net expenses to average net assets                            0.47%(b)(c)                    0.45%*
Ratio of net investment income to average net assets                   5.30%                          6.56%*
Portfolio turnover rate                                                  94%                           281%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of net expenses to average net assets excluding interest expense is 0.45%.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.46% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Short-Term Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                        $     5,825
Cash                                                                                   2
Interest and dividends receivable                                                     54
Variation margin receivable                                                            1
----------------------------------------------------------------------------------------
                                                                                   5,882
----------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts     $       102
Payable for Portfolio shares redeemed                                                  1
Accrued investment advisory fee                                                        1
Accrued administration fee                                                             1
Other liabilities                                                                      1
                                                                                     106
----------------------------------------------------------------------------------------
Net Assets                                                                   $     5,776
----------------------------------------------------------------------------------------
Net Assets Consist of:

Paid in capital                                                              $     5,747
Undistributed net investment income                                                   12
Accumulated undistributed net realized gain                                            5
Net unrealized appreciation                                                           12
----------------------------------------------------------------------------------------
                                                                             $     5,776
----------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                          $     4,093
Administrative Class                                                               1,683

Shares Issued and Outstanding:

Institutional Class                                                                  406
Administrative Class                                                                 167

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Institutional Class                                                          $     10.08
Administrative Class                                                               10.08
----------------------------------------------------------------------------------------

Cost of Investments Owned                                                    $     5,810
----------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Short-Term Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                              $   248
  Total Income                                                                            248

Expenses:

Investment advisory fees                                                                   11
Administration fees                                                                         9
Distribution and/or servicing fees - Administrative Class                                   1
  Total Expenses                                                                           21

Net Investment Income                                                                     227
---------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                           24
Net realized gain on futures contracts and written options                                  6
Net change in unrealized appreciation on investments                                       18
Net change in unrealized (depreciation) on futures contracts and written options           (2)
  Net Gain                                                                                 46

Net Increase in Assets Resulting from Operations                                      $   273
---------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Short-Term Bond Portfolio
December 31, 2001

Amounts in thousands

                                                                          Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                            December 31, 2001     December 31, 2000
Operations:
Net investment income                                                  $         227          $        197
Net realized gain                                                                 30                     7
Net change in unrealized appreciation (depreciation)                              16                    (4)
Net increase resulting from operations                                           273                   200
-------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                          (195)                 (144)
   Administrative Class                                                          (32)                  (54)
From net realized capital gains
   Institutional Class                                                           (15)                    0
   Administrative Class                                                           (5)                    0

Total Distributions                                                             (247)                 (198)
------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                           480                 3,229
   Administrative Class                                                        2,158                    37
Issued as reinvestment of distributions
   Institutional Class                                                           209                   157
   Administrative Class                                                           38                    41
Cost of shares redeemed
   Institutional Class                                                            (8)                   (1)
   Administrative Class                                                         (552)               (3,080)
Net increase resulting from Portfolio share transactions                       2,325                   383

Total Increase in Net Assets                                                   2,351                   385
-------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                            3,425                 3,040
End of period *                                                        $       5,776          $      3,425

*Including net undistributed investment income of:                     $          12          $          7

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Short-Term Bond Portfolio
December 31, 2001

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 46.6%
--------------------------------------------------------------------------------

Banking & Finance 9.5%
Bear Stearns Co., Inc.
  3.173% due 09/21/2004 (c)                            $    100       $      99
Boeing Capital Corp.
  2.690% due 09/27/2002 (c)                                 100             100
CIT Group, Inc.
  2.931% due 04/07/2003 (c)                                 100             100
Ford Motor Credit Co.
  2.060% due 03/17/2003 (c)                                 100              98
Lehman Brothers Holdings, Inc.
  6.200% due 01/15/2002                                      50              50
Wells Fargo & Co.
  8.375% due 05/15/2002                                     100             102
                                                                      ---------
                                                                            549
                                                                      ---------
Industrials 18.3%
AT&T Corp.
  8.250% due 01/15/2003                                     150             156
Clear Channel Communications, Inc.
  4.440% due 06/15/2002 (c)                                 100             100
Conoco, Inc.
  3.251% due 10/15/2002 (c)                                 100             100
DaimlerChrysler North America Holding Corp.
  6.670% due 02/15/2002                                     100             100
  2.640% due 12/16/2002 (c)                                 100             100
Kroger Co.
  7.150% due 03/01/2003                                     100             104
Norfolk Southern Corp.
  6.950% due 05/01/2002                                      50              51
Raytheon Co.
  6.450% due 08/15/2002                                     100             101
Safeway, Inc.
  7.000% due 09/15/2002                                     100             104
Time Warner, Inc.
  9.625% due 05/01/2002                                      40              41
Viacom, Inc.
  7.500% due 01/15/2002                                     100             100
                                                                      ---------
                                                                          1,057
                                                                      ---------
Utilities 18.8%
Allete, Inc.
  3.240% due 10/20/2003 (c)                                 100             100
British Telecom PLC
  3.165% due 12/15/2003 (c)                                 100             101
Carolina Power & Light Energy, Inc.
  4.860% due 07/29/2002 (c)                                 100             100
Indiana Michigan Power Co.
  2.706% due 09/03/2002 (c)                                 100             100
Ohio Edison Co.
  7.375% due 09/15/2002                                     100             104
Public Service Electric & Gas Co.
  7.190% due 09/06/2002                                     175             180
Scana Corp.
  3.080% due 07/15/2002 (c)                                 100             100
Southern California Edison Co.
  6.514% due 05/01/2002 (c)                                 100              97
Sprint Capital Corp.
  7.625% due 06/10/2002                                     100             102
Texas Utilities Corp.
  2.500% due 06/15/2003 (c)                                 100             100
                                                                      ---------
                                                                          1,084
                                                                      ---------
Total Corporate Bonds & Notes                                             2,690
                                                                      ---------
(Cost $2,687)

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 21.6%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 21.6%
Bear Stearns Adjustable Rate Mortgage Trust
  1.000% due 01/25/2032 (c)                                 100             103
Fannie Mae
  6.250% due 04/25/2007                                      19              20
  6.500% due 10/25/2007                                      22              22
  6.950% due 07/25/2019                                       9               9
  7.000% due 03/25/2021                                      43              43
  5.000% due 04/25/2021                                      22              23
Freddie Mac
  9.500% due 12/01/2019                                     340             377
  6.500% due 04/15/2021                                     504             513
General Electric Capital Mortgage Services, Inc.
  7.000% due 04/25/2028                                      19              19
Government National Mortgage Association
  7.000% due 02/16/2020                                      46              46
Residential Accredit Loans, Inc.
  7.000% due 01/25/$2028                               $     25       $      25
Freddie Mac 0.8%
  7.000% due 10/01/2002                                      46              47
                                                                      ---------
Total Mortgage-Backed Securities                                          1,247
                                                                      ---------
(Cost $1,236)

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 11.6%
--------------------------------------------------------------------------------

Advanta Mortgage Loan Trust
  6.320% due 05/25/2029                                      61              62
General Electric Capital Mortgage Services, Inc.
  6.035% due 06/25/2020                                      54              54
Premier Auto Trust
  6.140% due 09/08/2004                                     100             101
Residential Funding Mortgage Securities I
  7.390% due 04/25/2011                                     250             253
SallieMae
  3.523% due 10/25/2004 (c)                                  14              14
Saxon Asset Securities Trust
  7.325% due 01/25/2012                                     186             187
                                                                      ---------
Total Asset-Backed Securities                                               671
                                                                      ---------
(Cost $670)

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 21.1%
--------------------------------------------------------------------------------

Commercial Paper 12.2%
Freddie Mac
  2.280% due 01/10/2002 (b)                                   5               5
General Electric Capital Corp.
  2.000% due 03/28/2002                                     200             199
General Motors Acceptance Corp.
  2.840% due 02/28/2002                                     200             199
KFW International Finance, Inc.
  1.860% due 03/07/2002                                     200             199
Walt Disney Co.
  2.960% due 02/06/2002                                     100             100
                                                                      ---------
                                                                            702
                                                                      ---------
Repurchase Agreement 8.9%
State Street Bank
  1.550% due 01/02/2002                                     515             515
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 5.750% due 04/15/2003 valued at $531.
  Repurchase proceeds are $515.)
                                                                      ---------
Total Short-Term Instruments                                              1,217
                                                                      ---------
(Cost $1,217)

Total Investments (a) 100.9%                                          $   5,825
(Cost $5,810)

Other Assets and Liabilities (Net) (0.9%)                                   (49)
                                                                      ---------

Net Assets 100.0%                                                     $   5,776
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $5,810 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $      22

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                             (7)
                                                                      ---------

Unrealized appreciation-net                                           $      15
                                                                      ---------
(b) Securities with an aggregate market value of $5 been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                    # of              Unrealized
Type                                           Contracts          (Depreciation)
--------------------------------------------------------------------------------
Eurodollar December Futures (12/2002)                  3              $      (2)
                                                                      ---------

(c) Variable rate security. The rate listed is as of December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 7

Notes to Financial Statements
December 31, 2001

1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

8 Annual Report | 12.31.01

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

12.31.01 | Annual Report 9

December 31, 2001

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class          Administrative Class
--------------------------------------------------------------------------------

Short-Term Bond Portfolio                    0.45%                         0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                          U.S. Government/Agency             All Other
                          ------------------------------------------------------
                            Purchases      Sales     Purchases             Sales
--------------------------------------------------------------------------------

Short-Term Bond Portfolio  $    2,718    $ 2,087     $   3,650          $  2,401

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                          Short-Term Bond Portfolio
                                                                ---------------------------------------------------
                                                                 Year Ended 12/31/2001      Year Ended 12/31/2000
                                                                     Shares     Amount          Shares     Amount
                                                                ---------------------------------------------------
Receipts for shares sold

   Institutional Class                                                  48   $    480          322       $  3,229
------------------------------------------------------------    ---------------------------------------------------
   Administrative Class                                                214      2,158            4             37
------------------------------------------------------------    ---------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                                  21        209           16            157
------------------------------------------------------------    ---------------------------------------------------
   Administrative Class                                                  4         38            4             41
------------------------------------------------------------    ---------------------------------------------------

Cost of shares redeemed

   Institutional Class                                                  (1)        (8)           0             (1)
------------------------------------------------------------    ---------------------------------------------------
   Administrative Class                                                (55)      (552)        (308)        (3,080)
------------------------------------------------------------    ---------------------------------------------------

Net increase resulting from Portfolio share transactions               231   $  2,325           38       $    383
===================================================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                   Number           % of Portfolio Held
------------------------------------------------------------------------

Short-Term Bond Portfolio

   Administrative Class                 4                            95
   Institutional Class                  2                            99

10 Annual Report | 12.31.01

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                       $   15
Undistributed long-term capital gains                                    4
Post-October loss deferrals                                             (2)/(1)/
Other book-to-tax accounting differences                                (3)/(2)/
Net unrealized tax appreciation/(depreciation) on investments           15 /(3)/
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities                           0/(4)/
                                                                    ------
                                                                    $   29
                                                                    ======

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(3)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to marking to market certain purchased options for federal income tax purposes.

/(4)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)                $  247
Long-term capital gain                                                   0
                                                                    ------
                                                                    $  247
                                                                    ======

                                                     12.31.01 | Annual Report 11

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Short-Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Short-Term Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

12 Annual Report | 12.31.01

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                        Number of
                           Term of                                      Portfolios in
Name, Address,             Office and                                   Fund Complex
Age and Position           Length of        Principal Occupation(s)     Overseen by
Held with Trust            Time Served/1/   During Past 5 Years         Trustee          Other Directorships Held by  Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to       Managing Director, PIMCO;   51               None
Chairman of the Board and  Present          Board of Governors and
Director                                    Executive Committee,
                                            Investment Company
                                            Institute; Chairman and
                                            Trustee, PIMCO Funds:
                                            Pacific Investment
                                            Management Series; and
                                            Chairman and Director,
                                            PIMCO Commercial Mortgage
                                            Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to       Managing Director, PIMCO;   51               None
President and Director     Present          Trustee and President,
                                            PIMCO Funds: Pacific
                                            Investment Management
                                            Series; and Director and
                                            President, PIMCO
                                            Commercial Mortgage
                                            Securities Trust, Inc.
                                            Formerly Executive Vice
                                            President, PIMCO; and
                                            Executive Vice President,
                                            PIMCO Funds: Multi-Manager
                                            Series.


Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to       Private Investor;           51               Director, Growth Fund of America and
San Marino, California     Present          Professor of Finance                         Fundamental Investors Fund of the
Trustee                                     Emeritus, University of                      Capital Group; and Director, Good
                                            Southern California.                         Hope Medical Foundation.


E. Philip Cannon (61)      03/2000 to       Proprietor, Cannon &        74               None
Houston, Texas             Present          Company, an affiliate of
Trustee                                     Inverness Management LLC,
                                            a private equity
                                            investment firm. Formerly,
                                            Headmaster, St. John's
                                            School, Houston, Texas.
                                            Formerly Trustee of PIMCO
                                            Advisors Funds ("PAF") and
                                            Cash Accumulation Trust
                                            ("CAT").

Vern O. Curtis (67)        12/1997 to       Private Investor.           51               Director, Public Storage Business
Portland, Oregon           Present          Formerly, charitable work,                   Parks, Inc., (Real Estate Investment
Trustee                                     The Church of Jesus Christ                   Trust);Director, Fresh Choice, Inc.
                                            of Latter Day Saints.                        (restaurant company).


J. Michael Hagan (62)      03/2000 to       Private Investor and        51
San Clemente, California   Present          Business Consultant.                         Director, Freedom Communications;
Trustee                                     Member of the Board of                       Director, Saint Gobain Corporation;
                                            Regents, Santa Clara                         Director, Ameron International;
                                            University, and Member of                    Director, Remedy Temp; and Trustee,
                                            the Board, Taller San                        South Coast Repertory.
                                            Jose. Formerly, Chairman
                                            and CEO, Furon Company.

Thomas P. Kemp (71)        12/1997 to       Private Investor;           51
Laguna Beach, California   Present          Chairman, One Touch                          None
Trustee                                     Technologies LLC
                                            (electronic systems for
                                            long-term care
                                            facilities). Formerly,
                                            Co-Chairman, U.S.
                                            Committee to Assist
                                            Russian Reform; and
                                            Chairman, Coca Cola
                                            Bottling Company of Los
                                            Angeles.

William J. Popejoy (63)    12/1997 to       President, Pacific Capital  51
Newport Beach, California  Present          Investors. Formerly,                         Director, PacPro (vinyl assembly
Trustee                                     Director, California State                   products; formerly Western Printing).
                                            Lottery; and Chief
                                            Executive Officer, Orange
                                            County, CA.

 /1/ Trustees serve until their successors are duly elected and qualified.

 * Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

                                                     12.31.01 | Annual Report 13

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                   Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                   Pacific Investment Management Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                   Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                        Series; and Vice President, PIMCO Funds: Pacific Investment
                                                        Management Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                   PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                        Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                          Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                          Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                          PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                        PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of Investment Operations Accounting,
                                                        PIMCO; Treasurer Treasurer, PIMCO Commercial Mortgage Securities Trust,
                                                        Inc., PIMCO Funds:Pacific Investment Management Series, and PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                               Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                        Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                        Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                        Institutional.

Erik C. Brown (34)             02/2001 to Present      Vice President of Tax and Financial Reporting; and Assistant Treasurer, PIMCO
Assistant Treasurer                                    Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific Investment
                                                       Management Series, and PIMCO Funds: Multi-Manager Series. Formerly, tax
                                                       consultant for Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                     Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                        Series. Formerly, Project Lead, PIMCO.

 14 Annual Report | 12.31.01

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents

Chairman's Letter .......................................................   1
Financial Highlights ....................................................   3
Statement of Assets and Liabilities .....................................   4
Statement of Operations .................................................   5
Statements of Changes in Net Assets .....................................   6
Statement of Cash Flows .................................................   7
Notes to Financial Statements ...........................................   9
Report of Independent Accountants .......................................  13

                                                                          Fund       Schedule of
                                                                         Summary     Investments
Real Return Bond Portfolio (Institutional Class) .......................   2           8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,



/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Real Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum real return, consistent with preservation of real capital and prudent investment management.

PORTFOLIO:

Primarily inflation-indexed fixed income securities.

DURATION:

5.74 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS:

$7.4 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                   1 Year      Since Inception*

Real Return Bond Portfolio Institutional Class      9.79%             10.81%

Lehman Brothers Global Real: U.S. TIPS Index        7.90%                 -

* Annualized

SECTOR BREAKDOWN:*
                                    [GRAPH]

                               U.S. Treasury Obligations      53.3%
                               Short-Term Instruments         25.7%
                               Corporate Bonds & Notes        14.0%
                               Other                          O7.0%

QUALITY BREAKDOWN:*
                                    [GRAPH]

                                   AAA 80.5%

                                    AA  5.6%

                                     A 12.2%

                                   BBB  1.7%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001
$10,000 invested at inception

                                    [GRAPH]

                             Real Return          Lehman Brothers
                            Bond Portfolio         Global Real:
              Month          Inst. Class          U.S. TIPS Index
         ==============   ==================   ===================
           04/30/2000          10,000                 10,000
           05/31/2000           9,947                  9,974
           06/30/2000          10,088                 10,100
           07/31/2000          10,160                 10,186
           08/31/2000          10,242                 10,261
           09/30/2000          10,329                 10,315
           10/31/2000          10,507                 10,440
           11/30/2000          10,668                 10,591
           12/31/2000          10,800                 10,705
           01/31/2001          11,089                 10,929
           02/28/2001          11,270                 11,114
           03/31/2001          11,365                 11,220
           04/30/2001          11,482                 11,283
           05/31/2001          11,617                 11,416
           06/30/2001          11,603                 11,403
           07/31/2001          11,808                 11,593
           08/31/2001          11,879                 11,609
           09/30/2001          11,998                 11,677
           10/31/2001          12,287                 11,953
           11/30/2001          11,968                 11,687
           12/31/2001          11,857                 11,551

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

..    The Real Return Bond Portfolio Institutional Class returned 9.79% for 2001 versus 7.90% for the benchmark Lehman Brothers Global Real: U.S. TIPS
     Index.
..    The Lehman Index consists of all outstanding Treasury Inflation Protection
     Securities (TIPS) with remaining maturities of one year or greater.
..    The Portfolio's effective duration was 5.7 years at December 31, 2001 in contrast to the benchmark's duration of 6.1 years.
..    Intermediate and long-term real yields declined an average of 0.25% for all of 2001 with all of the decrease in yields concentrated in the first half due to a weakening U.S. economy.
..    Real yields were pressured in the second half as the CPI-U, which began the year at a rolling 12-month rate of 3.4%, finished 2001 at a 12-month rate of 1.6% after having been driven lower by declining energy prices. In comparison, the Core CPI-U, which does not reflect the effects of volatile energy or food inflation, remained remarkably close to an annualized 2.7% throughout 2001.
..    The breakeven inflation yield, defined as the yield differential between
     Treasury yields and TIPS real yields (exclusive of inflation adjustments) for similar maturities, was a low 1.50% for 10-year maturities at the end of 2001.
..    Performance was aided by above-benchmark duration during the first half while real yields were falling and by below-benchmark duration during the second half while real yields were rising.
..    Overweighting intermediate real return bonds during the first half boosted returns as intermediate real yields fell more than long-term real yields. Overweighting long-term real return bonds during the second half improved returns due to higher long-term real yields at the start of the second half and less adverse price performance during the second half as long-term real yields rose less than intermediate real yields.
..    Returns were enhanced due to holdings of high quality corporate and agency real return bonds whose price performance was superior to TIPS during the year as their credit premiums over TIPS yields narrowed.
..    The Portfolio's yield was improved through cash-backing strategies, involving combinations of TIPS positions and shorter-duration, high quality corporate and asset-backed debt.
..    Intermediate and long-term TIPS real yields were approximately 3.5% at
     December 31, 2001. Inflation adjustments, measured by the non-seasonally adjusted CPI-U, are added to TIPS real yields to get inflation-adjusted yields for TIPS.

 2  Annual Report | 12.31.01

Financial Highlights

Real Return Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:               12/31/2001       04/10/2000-12/31/2000
Net asset value beginning of period                                 $  10.34           $      10.11
Net investment income (a)                                               0.57                   0.62
Net realized / unrealized gain on investments (a)                       0.43                   0.23
Total income from investment operations                                 1.00                   0.85
Dividends from net investment income                                   (0.64)                 (0.62)
Distributions from net realized capital gains                          (0.14)                  0.00
Total distributions                                                    (0.78)                 (0.62)
Net asset value end of period                                       $  10.56           $      10.34
Total return                                                            9.79%                  8.73%
Net assets end of period (000s)                                     $     14           $      3,294
Ratio of net expenses to average net assets                             0.50%                  0.50%*
Ratio of net investment income to average net assets                    5.32%                  8.41%*
Portfolio turnover rate                                                   58%                    18%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Real Return Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                          $     11,979
Cash                                                                      2
Receivable for Portfolio shares sold                                     18
Interest and dividends receivable                                        84
Variation margin receivable                                               1
---------------------------------------------------------------------------
                                                                     12,084
---------------------------------------------------------------------------
Liabilities:

Payable for financing transactions                             $      4,623
Payable for Portfolio shares redeemed                                    29
Accrued investment advisory fee                                           1
Accrued administration fee                                                1
Accrued servicing fee                                                     1
Other liabilities                                                         9
                                                                      4,664
---------------------------------------------------------------------------
Net Assets                                                     $      7,420
---------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                $      7,313
Undistributed net investment income                                       2
Accumulated undistributed net realized (loss)                            (2)
Net unrealized appreciation                                             107
---------------------------------------------------------------------------
                                                               $      7,420
---------------------------------------------------------------------------

Net Assets:

Institutional Class                                            $         14
Administrative Class                                                  7,406


Shares Issued and Outstanding:

Institutional Class                                                       1
Administrative Class                                                    701


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                            $      10.56
Administrative Class                                                  10.56
---------------------------------------------------------------------------

Cost of Investments Owned                                      $     11,875
---------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Real Return Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                          $   317
   Total Income                                                                       317


Expenses:

Investment advisory fees                                                               13
Administration fees                                                                    13
Distribution and/or servicing fees - Administrative Class                               7
   Total Expenses                                                                      33

Net Investment Income                                                                 284
-----------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                       80
Net change in unrealized (depreciation) on investments                                 (3)
Net change in unrealized appreciation on futures contracts and written options          2
   Net Gain                                                                            79

Net Increase in Assets Resulting from Operations                                  $   363
-----------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Real Return Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                            Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                              December 31, 2001       December 31, 2000
Operations:
Net investment income                                                $             284       $             256
Net realized gain                                                                   80                      16
Net change in unrealized appreciation (depreciation)                                (1)                    162
Net increase resulting from operations                                             363                     434
--------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                             (40)                   (196)
   Administrative Class                                                           (244)                    (60)

From net realized capital gains
   Institutional Class                                                               0                       0
   Administrative Class                                                            (90)                      0

Total Distributions                                                               (374)                   (256)
--------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                               0                   3,124
   Administrative Class                                                         10,191                     511
Issued as reinvestment of distributions
   Institutional Class                                                              40                     196
   Administrative Class                                                            334                      60
Cost of shares redeemed
   Institutional Class                                                          (3,436)                   (100)
   Administrative Class                                                         (3,440)                 (3,227)
Net increase resulting from Portfolio share transactions                         3,689                     564

Total Increase in Net Assets                                                     3,678                     742
--------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                              3,742                   3,000
End of period *                                                      $           7,420       $           3,742

*Including net undistributed investment income of:                   $               2       $               5

6 Annual Report | 12.31.01 | See accompanying notes

Statement of Cash Flows

Real Return Bond Portfolio
For the period ended December 31, 2001




Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities

Sales of Portfolio shares                                          $     10,173
Redemptions of Portfolio shares                                          (6,928)
Cash distributions paid                                                       0
Increase from financing transactions                                        740
Net increase from financing activities                                    3,985

Operating Activities

Purchases of long-term securities                                        (7,188)
Proceeds from sales of long-term securities                               4,557
Purchases of short-term securities (net)                                 (1,619)
Net investment income                                                       284
Change in other receivables/payables (net)                                  (17)
Net decrease from operating activities                                   (3,983)
-------------------------------------------------------------------------------

Net Increase in Cash                                                          2
-------------------------------------------------------------------------------

Cash

Beginning of period                                                           0
End of period                                                      $          2

                             See accompanying notes | 12.31.01 | Annual Report 7

Schedule of Investments

Real Return Bond Portfolio
December 31, 2001

                                                    Principal
                                                       Amount          Value
                                                       (000s)         (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 22.5%
--------------------------------------------------------------------------------

Banking & Finance 15.7%
Ford Motor Credit Co.
  2.060% due 03/17/2003 (d)                          $    200    $       196
General Motors Acceptance Corp.
  2.220% due 12/09/2002 (d)                               150            148
  2.540% due 08/04/2003 (d)                               200            197
J.P. Morgan & Co., Inc.
  8.382% due 02/15/2012 (d)                               450            422
Merrill Lynch & Co.
  2.752% due 06/24/2003 (d)                               200            200
                                                                 -----------
                                                                       1,163
                                                                 -----------

Utilities 6.8%
British Telecom PLC
  3.165% due 12/15/2003 (d)                               300            302
France Telecom
  3.613% due 03/14/2003 (d)                               200            202
                                                                 -----------
                                                                         504
                                                                 -----------
Total Corporate Bonds & Notes                                          1,667
                                                                 -----------
(Cost $1,653)

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 6.7%
--------------------------------------------------------------------------------

Federal Home Loan Bank
  4.563% due 02/15/2002 (d)                               500            500
                                                                 -----------
Total U.S. Government Agencies                                           500
                                                                 -----------
(Cost $499)

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 86.0%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (c)
  3.375% due 01/15/2007 (b)                             1,682          1,690
  3.625% due 01/15/2008                                   110            111
  3.875% due 01/15/2009 (b)                               542            554
  4.250% due 01/15/2010 (b)                             1,426          1,496
  3.625% due 04/15/2028 (b)                             1,044          1,065
  3.875% due 04/15/2029 (b)                               811            865
  3.375% due 04/15/2032 (b)                               611            603
                                                                 -----------
Total U.S. Treasury Obligations                                        6,384
                                                                 -----------
(Cost $6,301)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 1.2%
--------------------------------------------------------------------------------

Fannie Mae 1.2%
  7.356% due 11/01/2024 (d)                                87             91
                                                                 -----------
Total Mortgage-Backed Securities                                          91
                                                                 -----------
(Cost $87)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 3.4%
--------------------------------------------------------------------------------

SLM Student Loan Trust
  2.244% due 10/25/2005 (d)                               253            253
                                                                 -----------
Total Asset-Backed Securities                                            253
                                                                 -----------
(Cost $251)

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 41.6%
--------------------------------------------------------------------------------

Commercial Paper 37.7%
Abbey National North America
  1.960% due 03/27/2002                                   200            199
ABN AMRO Mortgage Corp.
  1.840% due 03/20/2002                                   300            299
Freddie Mac
  2.280% due 01/10/2002 (e)                                 5              5
  1.800% due 03/20/2002                                   600            597
General Electric Capital Corp.
  2.060% due 03/27/2002                                   300            299
KFW International Finance, Inc.
  1.860% due 03/07/2002                                   200            199
Lloyds TSB Bank PLC
  1.800% due 03/21/2002                                   300            299
Svenska Handlesbank, Inc.
  2.080% due 03/25/2002                                   100            100
Swedbank, Inc.
  2.050% due 03/28/2002                              $    300   $        299
UBS Finance, Inc.
  1.860% due 03/28/2002                                   300            299
Westpac Trust
  2.060% due 03/28/2002                                   200            199
                                                                 -----------
                                                                       2,794
                                                                 -----------

Repurchase Agreement 3.9%
State Street Bank
  1.550% due 01/02/2002                                   290            290
  (Dated 12/31/2001. Collateralized by Fannie Mae
  3.125% due 11/14/2003 valued at $299.
  Repurchase proceeds are $290.)
                                                                 -----------
Total Short-Term Instruments                                           3,084
(Cost $3,084)                                                    -----------


Total Investments (a) 161.4%                                     $    11,979
(Cost $11,875)

Other Assets and Liabilities (Net) (61.4%)                            (4,559)
                                                                 -----------
Net Assets 100.0%                                                $     7,420
                                                                 -----------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $11,875 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $       155

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (51)
                                                                 -----------
Unrealized appreciation-net                                      $       104
                                                                 -----------
(b) Subject to financing transaction.

(c) Principal amount of the security is adjusted for inflation.

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities with an aggregate market value of $5 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                   # of         Unrealized
Type                                            Contracts      Appreciation
----------------------------------------------------------------------------
Eurodollar June Futures (06/2003)                   2            $         2
                                                                 -----------

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001


1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                      12.31.01 | Annual Report 9

December 31, 2001


Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment

10 Annual Report | 12.31.01

Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class          Administrative Class
--------------------------------------------------------------------------------

Real Return Bond Portfolio                   0.50%                         0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                            U.S. Government/Agency              All Other
                          ------------------------------------------------------
                              Purchases      Sales     Purchases           Sales
--------------------------------------------------------------------------------

Real Return Bond Portfolio  $     6,059    $ 3,744    $    1,005         $  337

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                          Real Return Bond Portfolio
                                                                ----------------------------------------------
                                                                 Year Ended 12/31/2001   Year Ended 12/31/2000
                                                                     Shares     Amount       Shares     Amount
                                                                ----------------------------------------------
Receipts for shares sold

   Institutional Class                                                   0   $      0          310    $ 3,124
------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                                945     10,191           50        511
------------------------------------------------------------    -----------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                                   4         40           19        196
------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                                 31        334            6         60
------------------------------------------------------------    -----------------------------------------------

Cost of shares redeemed

   Institutional Class                                                (322)    (3,436)         (10)      (100)
------------------------------------------------------------    -----------------------------------------------
   Administrative Class                                               (318)    (3,440)        (319)    (3,227)
------------------------------------------------------------    -----------------------------------------------

Net increase resulting from Portfolio share transactions               340   $  3,689           56    $   564
===============================================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                       Number        % of Portfolio Held
------------------------------------------------------------------------

Real Return Bond Portfolio

     Administrative Class                    4                        93
     Institutional Class                     1                       100

                                                       12.31.01|Annual Report 11

December 31, 2001

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                         $       3
Undistributed long-term capital gains                         1
Other book-to-tax accounting differences                     (1)/(1)/
Net unrealized tax appreciation/(depreciation) on
investments                                                 104
Net tax appreciation on derivatives and foreign-
 currency denominated assets and liabilities                  0/(2)/
                                                      ---------
                                                      $     107
                                                      =========

/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(2)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)  $     318
Long-term capital gain                                       56
                                                      ---------
                                                      $     374
                                                      =========

12 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Real Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Real Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

                                                     12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                       Number of
                           Term of                                                     Portfolios in
Name, Address,             Office and                                                  Fund Complex
Age and Position           Length of                                                   Overseen by   Other Directorships
Held with Trust            Time Served/1/ Principal Occupation(s) During Past 5 Years  Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to     Managing Director, PIMCO; Board of Governors         51    None
Chairman of the Board and  Present        and Executive Committee, Investment Company
Director                                  Institute; Chairman and Trustee, PIMCO Funds:
                                          Pacific Investment Management Series; and
                                          Chairman and Director, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to     Managing Director, PIMCO; Trustee and                51    None
President and Director     Present        President, PIMCO Funds: Pacific Investment
                                          Management Series; and Director and
                                          President, PIMCO Commercial Mortgage
                                          Securities Trust, Inc. Formerly Executive
                                          Vice President, PIMCO; and Executive Vice
                                          President, PIMCO Funds: Multi-Manager Series.


Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to     Private Investor; Professor of Finance               51    Director, Growth Fund of
San Marino, California     Present        Emeritus, University of Southern California.               America and Fundamental
Trustee                                                                                              Investors Fund of the Capital
                                                                                                     Group; and Director, Good Hope
                                                                                                     Medical Foundation.

E. Philip Cannon (61)      03/2000 to     Proprietor, Cannon & Company, an affiliate           74    None
Houston, Texas             Present        of Inverness Management LLC, a private
Trustee                                   equity investment firm. Formerly, Headmaster,
                                          St. John's School, Houston, Texas. Formerly
                                          Trustee of PIMCO Advisors Funds ("PAF") and
                                          Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to     Private Investor. Formerly, charitable work,         51    Director, Public Storage
Portland, Oregon           Present        The Church of Jesus Christ of Latter Day Saints.           Business Parks, Inc., (Real
Trustee                                                                                              Estate Investment Trust);
                                                                                                     Director, Fresh Choice, Inc.
                                                                                                     (restaurant company).

J. Michael Hagan (62)      03/2000 to     Private Investor and Business Consultant.            51    Director, Freedom
San Clemente, California   Present        Member of the Board of Regents, Santa Clara                Communications; Director, Saint
Trustee                                   University, and Member of the Board, Taller                Gobain Corporation; Director,
                                          San Jose. Formerly, Chairman and CEO, Furon                Ameron International; Director,
                                          Company.                                                   Remedy Temp; and Trustee, South
                                                                                                     Coast Repertory.

Thomas P. Kemp (71)        12/1997 to     Private Investor; Chairman, One Touch                51    None
Laguna Beach, California   Present        Technologies LLC (electronic systems for
Trustee                                   long-term care facilities). Formerly,
                                          Co-Chairman, U.S. Committee to Assist
                                          Russian Reform; and Chairman, Coca Cola
                                          Bottling Company of Los Angeles.

William J. Popejoy (63)    12/1997 to     President, Pacific Capital Investors.                51    Director, PacPro (vinyl
Newport Beach, California  Present        Formerly, Director, California State                       assembly products; formerly
Trustee                                   Lottery; and Chief Executive Officer, Orange               Western Printing).
                                          County, CA.


/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                      Term of Office and
Position Held with Trust           Length of Time Served     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)              12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                        Pacific Investment Management Series.



James F. Muzzy (61)                12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds: Pacific
Senior Vice President                                        Investment Management Series.


Jeffrey M. Sargent (38)            12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                        Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                             Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                             Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                             Series. Formerly, Vice President, PIMCO.



William S. Thompson, Jr. (55)      12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice
Senior Vice President                                        President, PIMCO Funds: Pacific Investment Management Series and PIMCO
                                                             Commercial Mortgage Securities Trust, Inc.



Gregory A. Bishop (41)             12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant, William
Vice President                                               M. Mercer.



Steven P. Kirkbaumer (45)          10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                               Management.



Henrik P. Larsen (31)              02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                               President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                             Supervisor, PIMCO.



John P. Hardaway (43)              12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                    PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                             PIMCO Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                             Multi-Manager Series. Formerly, Vice President, PIMCO.



Garlin G. Flynn (54)               12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities
Secretary                                                    Trust, Inc.; PIMCO Funds: Pacific Investment Management Series; and
                                                             Assistant Secretary, PIMCO Funds: Multi-Manager Series. Formerly,
                                                             Senior Portfolio Administrator, PIMCO; and Senior Mutual Fund Analyst,
                                                             PIMCO Advisors Institutional.



Erik C. Brown (34)                 02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                          PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                             Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                             Formerly, tax consultant for Deloitte & Touche and
                                                             PricewaterhouseCoopers.



Michael J. Willemsen (41)          12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial
Assistant Secretary                                          Mortgage Securities Trust, Inc. and PIMCO Funds: Pacific Investment
                                                             Management Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter ............................................................ 1
Financial Highlights ......................................................... 3
Statement of Assets and Liabilities .......................................... 4
Statement of Operations ...................................................... 5
Statements of Changes in Net Assets .......................................... 6
Notes to Financial Statements ................................................10
Report of Independent Accountants ............................................15

                                                                     Fund          Schedule of
                                                                     Summary       Investments

StocksPLUS Growth and Income Portfolio (Institutional Class) ...........2              7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

StocksPLUS Growth and Income Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Total return which exceeds that of the S&P 500 Index.

Portfolio:

Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities.

Duration:

0.98 years

Fund Inception Date:

4/28/2000

Total Net Assets:

$260.1 million

Sector Breakdown*

                                    [GRAPH]

                     Mortgage-Backed Securities    37.0%
                     Short-Term Instruments        30.0%
                     Corporate Bonds & Notes       19.4%
                     U.S. Treasury Obligations      8.2%
                     Other                          5.4%

Quality Breakdown*

                                    [GRAPH]

                                AAA    70.0%
                                 AA     9.0%
                                  A    10.8%
                                BBB     5.3%
                                 BB     3.2%
                                  B     0.1%
                                CCC     1.5%
                                 CC     0.1%

* % of Total Investments as of December 31, 2001

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                     1 Year    Since Inception*

StocksPLUS Growth and Income Portfolio
 Institutional Class                                -11.28%       -11.88%

S&P 500 Index                                       -11.36%            -

* Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                                  StocksPLUS Growth
                                 and Income Portfolio         S&P 500
               Month                 Inst. Class               Index
        ==================      ======================      =============
            04/30/2000                 10,000                  10,000
            05/31/2000                  9,803                   9,795
            06/30/2000                 10,038                  10,036
            07/31/2000                  9,907                   9,879
            08/31/2000                 10,567                  10,493
            09/30/2000                 10,012                   9,939
            10/31/2000                  9,927                   9,897
            11/30/2000                  9,179                   9,117
            12/31/2000                  9,209                   9,161
            01/31/2001                  9,559                   9,486
            02/28/2001                  8,676                   8,621
            03/31/2001                  8,126                   8,075
            04/30/2001                  8,709                   8,703
            05/31/2001                  8,817                   8,761
            06/30/2001                  8,605                   8,548
            07/31/2001                  8,571                   8,464
            08/31/2001                  8,052                   7,934
            09/30/2001                  7,403                   7,293
            10/31/2001                  7,567                   7,432
            11/30/2001                  8,103                   8,002
            12/31/2001                  8,170                   8,072

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/28/2000, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

.. Larger capitalization U.S. equities experienced a second straight year of significant capital losses associated with concerns regarding overcapacity and declining profit margins.
.. The StocksPLUS Growth and Income Portfolio Institutional Class outperformed the S&P 500 Index returning a negative 11.28% for the 12 months ended December 31, 2001, versus the negative 11.88% return of the benchmark S&P 500 Index.
..  A longer relative portfolio duration was positive as significant easing by the Federal Reserve led to precipitous short-term interest rate declines.
..  Mortgage-backed holdings detracted from returns as these securities were negatively impacted by heightened market volatility.
.. While corporate fixed income holdings were positive for performance overall due to relatively high yields and narrowing credit premiums, corporate selection was negative as holdings of Enron lost value due to the company's bankruptcy (Enron represents 0.1% of net portfolio market value).
..  A focus on high quality emerging markets issues with improving credit fundamentals enhanced returns.
..  Option strategies boosted performance.

2 Annual Report | 12.31.01

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001                04/28/2000-12/31/2000
Net asset value beginning of period                              $     11.05               $      13.21
Net investment income (a)                                               0.45                       0.49
Net realized / unrealized loss on investments (a)                      (1.71)                     (1.48)
Total income from investment operations                                (1.26)                     (0.99)
Dividends from net investment income                                   (0.43)                     (0.63)
Distributions from net realized capital gains                           0.00                      (0.54)
Total distributions                                                    (0.43)                     (1.17)
Net asset value end of period                                    $      9.36               $      11.05
Total return                                                          (11.28)%                    (7.91)%
Net assets end of period (000s)                                  $       187               $         63
Ratio of net expenses to average net assets                             0.52%(b)(c)                0.50%*
Ratio of net investment income to average net assets                    4.60%                      5.79%*
Portfolio turnover rate                                                  547%                       350%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of net expenses to average net assets excluding interest expense is 0.50%.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.53% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                             $        325,116
Cash                                                                                           673
Receivable for investments sold and forward foreign currency contracts                      14,695
Receivable for Portfolio shares sold                                                           109
Interest and dividends receivable                                                            1,378
Variation margin receivable                                                                     16
Other assets                                                                                     3
--------------------------------------------------------------------------------------------------
                                                                                           341,990
--------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts          $         78,029
Written options outstanding                                                                    689
Payable for Portfolio shares redeemed                                                          436
Accrued investment advisory fee                                                                 88
Accrued administration fee                                                                      22
Accrued servicing fee                                                                           35
Variation margin payable                                                                     2,256
Due to custodian                                                                               311
Other liabilities                                                                               11
                                                                                            81,877
--------------------------------------------------------------------------------------------------
Net Assets                                                                        $        260,113
--------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                   $        347,760
Undistributed net investment income                                                            473
Accumulated undistributed net realized (loss)                                              (91,157)
Net unrealized appreciation                                                                  3,037
--------------------------------------------------------------------------------------------------
                                                                                  $        260,113
--------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                               $            187
Administrative Class                                                                       259,926

Shares Issued and Outstanding:

Institutional Class                                                                             20
Administrative Class                                                                        27,787


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                               $           9.36
Administrative Class                                                                          9.35
--------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                         $        326,342
--------------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                                           $    13,390
   Total Income                                                                                                         13,390


Expenses:

Investment advisory fees                                                                                                 1,020
Administration fees                                                                                                        255
Distribution and/or servicing fees - Administrative Class                                                                  382
Trustees' fees                                                                                                              24
Organization costs                                                                                                           1
Interest expense                                                                                                            27
   Total expenses                                                                                                        1,709
   Reimbursement by Manager                                                                                                (13)
   Net Expenses                                                                                                          1,696

Net Investment Income                                                                                                   11,694
------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                                         1,792
Net realized (loss) on futures contracts and written options                                                           (56,086)
Net realized (loss) on foreign currency transactions                                                                      (236)
Net change in unrealized (depreciation) on investments                                                                    (270)
Net change in unrealized appreciation on futures contracts and written options                                           9,653
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies           526
   Net (Loss)                                                                                                          (44,621)

Net (Decrease) in Assets Resulting from Operations                                                                 $   (32,927)
------------------------------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
December 31, 2001
Amounts in thousands

                                                                                Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                  December 31, 2001       December 31, 2000
Operations:
Net investment income                                                  $            11,694     $            15,594
Net realized (loss)                                                                (54,530)                (28,894)
Net change in unrealized appreciation (depreciation)                                 9,909                 (13,535)
Net (decrease) resulting from operations                                           (32,927)                (26,835)
------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                  (8)                     (3)
   Administrative Class                                                            (10,789)                (16,322)

From net realized capital gains
   Institutional Class                                                                   0                      (5)
   Administrative Class                                                                  0                 (12,432)

Total Distributions                                                                (10,797)                (28,762)
------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                 147                     139
   Administrative Class                                                             79,030                 114,012
Issued in reorganization
   Institutional Class                                                                   0                       0
   Administrative Class                                                                  0                       0
Issued as reinvestment of distributions
   Institutional Class                                                                   8                       9
   Administrative Class                                                             10,789                  28,754
Cost of shares redeemed
   Institutional Class                                                                  (6)                    (63)
   Administrative Class                                                            (58,945)                (44,852)
Net increase resulting from Portfolio share transactions                            31,023                  97,999

Total Increase (Decrease) in Net Assets                                            (12,701)                 42,402
------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                272,814                 230,412
End of period *                                                        $           260,113     $           272,814

*Including net undistributed (overdistributed) investment income of:   $               473     $              (143)

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
December 31, 2001

                                                Principal
                                                   Amount           Value
                                                   (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 24.3%
--------------------------------------------------------------------------------

Banking & Finance 9.9%
Bear Stearns Co., Inc.
  2.762% due 05/24/2004 (d)                      $  5,700      $   5,695
Beneficial Corp.
  2.271% due 03/01/2002 (d)                         6,300          6,304
Donaldson, Lufkin & Jenrette, Inc.
  2.800% due 04/25/2003 (d)                         1,100          1,104
Finova Group, Inc.
  7.500% due 11/15/2009                               900            383
General Motors Acceptance Corp.
  6.750% due 03/15/2003                             1,500          1,544
Golden State Holdings
  3.230% due 08/01/2003 (d)                         1,000            986
Lehman Brothers Holdings, Inc.
  2.865% due 05/07/2002 (d)                         5,000          5,010
Old Kent Bank
  2.980% due 11/01/2005 (d)                           700            699
Pemex Project Funding Master Trust
  1.000% due 01/07/2005                             3,900          3,900
                                                               ---------
                                                                  25,625
                                                               ---------

Industrials 11.2%
Cemex SA de CV
  9.250% due 06/17/2002                               900            928
Clear Channel Communications, Inc.
  2.420% due 06/15/2002 (d)                         1,000          1,001
Conoco, Inc.
  3.201% due 10/15/2002 (d)                         1,500          1,503
DaimlerChrysler North America Holding Corp.
  2.400% due 08/23/2002 (d)                         3,300          3,283
Enron Corp.
  8.000% due 08/15/2005 (j)                         1,700            323
HCA, Inc.
  3.401% due 09/19/2002 (d)                         7,300          7,305
Park Place Entertainment Corp.
  7.950% due 08/01/2003                             1,430          1,458
Rollins Truck Leasing Co.
  8.250% due 05/01/2002                             7,000          7,105
TCI Communications, Inc.
  2.576% due 04/01/2002 (d)                         5,000          5,008
Walt Disney Co.
  3.900% due 09/15/2003                             1,200          1,199
                                                               ---------
                                                                  29,113
                                                               ---------

Utilities 3.2%
Entergy Arkansas, Inc.
  7.720% due 03/01/2003                               600            626
Georgia Power Co.
  5.250% due 05/08/2003                               900            921
Scana Corp.
  3.080% due 07/15/2002 (d)                         2,100          2,102
Southern California Edison Co.
  4.430% due 05/01/2002 (d)                         5,000          4,825
                                                               ---------
                                                                   8,474
                                                               ---------
Total Corporate Bonds & Notes                                     63,212
                                                               ---------

(Cost $64,819)

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 10.3%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (e)
  3.625% due 07/15/2002 (b)                        14,535         14,674
  3.625% due 01/15/2008 (b)                        11,879         12,013
  3.875% due 01/15/2009                               108            111
                                                               ---------
Total U.S. Treasury Obligations                                   26,798
                                                               ---------
(Cost $26,602)

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 46.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 6.7%
Bank of America Mortgage Securities
  6.069% due 06/25/2031 (d)                           900            915
Bear Stearns Adjustable Rate Mortgage Trust
  6.299% due 01/25/2032 (d)                         2,400          2,457
Countrywide Home Loans
  6.500% due 03/25/2028                          $    156      $     157
  6.050% due 04/25/2029                               156            158
CS First Boston Mortgage Securities Corp.
  6.960% due 06/20/2029                                83             85
DLJ Mortgage Acceptance Corp.
  2.437% due 06/25/2026 (d)                           525            527
Fannie Mae
  6.900% due 10/25/2020                               913            929
  8.000% due 05/01/2030                               305            320
  8.000% due 06/01/2030                               322            338
  8.000% due 09/01/2031                               373            390
Freddie Mac
  6.500% due 02/15/2024                                14             14
General Electric Capital Mortgage Services, Inc.
  6.500% due 12/25/2023                               568            571
  6.500% due 08/25/2024                               408            409
Headlands Mortgage Securities, Inc.
  7.250% due 11/25/2027                               568            579
Housing Securities, Inc.
  2.782% due 07/25/2032 (d)                           476            476
Morgan Stanley Capital I
  2.160% due 07/25/2027 (d)                            53             53
Norwest Asset Securities Corp.
  6.750% due 08/25/2029                               301            304
PNC Mortgage Securities Corp.
  6.625% due 03/25/2028                               215            218
  7.490% due 05/25/2040 (d)                           518            528
Resecuritization Mortgage Trust
  2.357% due 04/26/2021 (d)                            79             79
Residential Asset Securitization Trust
  7.750% due 04/25/2027                               101            101
Residential Funding Mortgage Securities, Inc.
  7.250% due 10/25/2027                               124            125
Salomon Brothers Mortgage Securities VII
  6.952% due 12/25/2030 (d)                         3,887          4,088
Washington Mutual, Inc.
  6.010% due 10/19/2039                             3,500          3,558
                                                               ---------
                                                                  17,379
                                                               ---------
Fannie Mae 2.5%
  8.000% due 01/24/2032                             6,000          6,289
  6.500% due 09/01/2005                               230            236
                                                               ---------
                                                                   6,525
                                                               ---------
Federal Housing Administration 0.4%
  6.500% due 01/24/2032                             1,000          1,003
                                                               ---------

Government National Mortgage Association 36.7%
  6.375% due 04/20/2024-04/20/2027 (d)(h)           5,048          5,181
  6.750% due 08/20/2024 (d)                           124            127
  7.000% due 11/20/2029 (d)                         1,693          1,721
  7.500% due 01/15/2028-03/15/2031 (h)              8,889          9,214
  8.000% due 01/24/2032                            73,738         77,081
  8.500% due 01/24/2032                             2,000          2,121
                                                               ---------
                                                                  95,445
                                                               ---------
Total Mortgage-Backed Securities                                 120,352
                                                               ---------
(Cost $119,769)

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 5.7%
--------------------------------------------------------------------------------

Advanta Equipment Receivables
  7.560% due 02/15/2007                             3,586          3,757
Option One Mortgage Loan Trust
  2.260% due 04/25/2030 (d)                         5,165          5,178
Saxon Asset Securities Trust
  2.160% due 05/25/2029 (d)                           625            625
Starwood Hotels & Resorts
  4.893% due 02/23/2003                             2,250          2,255
Structured Product Asset Trust
  3.216% due 02/12/2003 (d)                         3,000          3,000
                                                               ---------
Total Asset-Backed Securities                                     14,815
                                                               ---------
(Cost $14,636)

                             See accompanying notes | 12.31.01 | Annual Report 7

StocksPLUS Growth and Income Portfolio
December 31, 2001

                                                Principal
                                                   Amount          Value
                                                   (000s)         (000s)
--------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (g) 1.0%
--------------------------------------------------------------------------
Korea Development Bank
  5.625% due 11/05/2002                        FF  20,000      $   2,687
                                                               ---------
Total Foreign Currency-Denominated                                 2,687
                                                               ---------
(Cost $3,232)
--------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------
U.S. Treasury 5 Year Note (CBOT)
  Strike @ 117.500 Exp. 02/23/2002              $   4,100              1
                                                               ---------
Total Purchased Call Options                                           1
                                                               ---------
(Cost $1)
--------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------
Eurodollar June Futures (CME)
  Strike @ 92.500 Exp. 06/17/2002                 119,000              1
Fannie Mae (OTC)
  8.000% due 02/06/2032
  Strike @ 90.000 Exp. 02/06/2032                  10,000              0
Government National Mortgage Association
  (OTC)
  8.000% due 01/24/2032
  Strike @ 94.31 Exp. 01/17/2002                   30,000              0
PNC Mortgage Securities (OTC)
  7.482% due 05/25/2040
  Strike @ 100.000 Exp. 04/01/2005                  1,300              0
S&P 500 Index March Futures (CME)
  Strike @ 550.000 Exp. 3/15/2002                     150              0
                                                               ---------
Total Purchased Put Options                                            1
                                                               ---------
(Cost $44)

--------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 37.4%
--------------------------------------------------------------------------
Commercial Paper 34.0%
ABN AMRO Mortgage Corp.
  1.840% due 03/20/2002                             2,000          1,992
American Express Credit Corp.
  1.770% due 01/03/2002                            10,400         10,399
Cox Communications, Inc.
  2.640% due 01/11/2002                             5,800          5,796
Danske Corp.
  1.740% due 03/11/2002                             9,000          8,969
Fannie Mae
  1.970% due 03/20/2002                             2,500          2,490
Freddie Mac
  2.280% due 01/10/2002 (b)                           900            900
  1.800% due 03/20/2002                             9,000          8,964
  1.935% due 03/27/2002                             8,500          8,463
General Electric Capital Corp.
  1.770% due 01/03/2002                             2,600          2,599
  1.770% due 03/27/2002                             2,500          2,489
  1.850% due 03/27/2002                             1,000            997
  2.060% due 03/27/2002                             5,500          5,476
  2.030% due 03/28/2002                             1,000            996
General Mills, Inc.
  3.015% due 01/18/2002                               700            699
Lloyds TSB Bank PLC
  1.790% due 03/14/2002                             9,000          8,967
  1.800% due 03/21/2002                             1,000            996
Merck & Co., Inc.
  1.850% due 03/28/2002                             5,500          5,477
SBC Communications, Inc.
  2.070% due 03/27/2002                               800            797
Sprint Capital Corp.
  3.210% due 04/23/2002                             1,200          1,193
  3.450% due 05/07/2002                               300            299
Swedbank, Inc.
  1.940% due 03/25/2002                             3,700          3,684
  2.050% due 03/28/2002                             2,500          2,489
UBS Finance, Inc.
  2.030% due 03/28/2002                             2,300          2,290
Walt Disney Co.
  2.960% due 02/06/2002                             1,100          1,096
                                                               ---------
                                                                  88,517
                                                               ---------


Repurchase Agreement 2.6%
State Street Bank
  1.550% due 01/02/2002                        $    6,687      $   6,687
                                                               ---------
  (Dated 12/31/2001. Collateralized by
  Freddie Mac 4.700% due 05/14/2003 valued at
  $6,822.
  Repurchase proceeds are $6,688.)

U.S. Treasury Bills 0.8%
  1.504% due 02/07/2002 (b)                         2,050          2,046
                                                               ---------

Total Short-Term Instruments                                      97,250
                                                               ---------
(Cost $97,239)

Total Investments (a) 125.0%                                   $ 325,116
(Cost $326,342)

Written Options (c) (0.3%)                                          (689)
(Premiums $912)

Other Assets and Liabilities (Net) (24.7%)                       (64,314)
                                                               ---------

Net Assets 100.0%                                              $ 260,113
                                                               ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $326,305 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                           $   1,342

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                  (2,531)
                                                               ---------
Unrealized depreciation-net                                    $  (1,189)
                                                               ---------

(b) Securities with an aggregate market value of $29,633 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December
31, 2001:

                                                     # of     Unrealized
Type                                            Contracts   Appreciation
--------------------------------------------------------------------------
S&P 500 Index (03/2002)                               885      $   3,569
U.S. Treasury 5 Year Note (03/2002)                    41             61
Eurodollar December Futures (12/2002)                  65              0
                                                               ---------
                                                               $   3,630
                                                               ---------
(c) Premiums received on written options:

                                      # of
Type                                Contracts     Premium          Value
--------------------------------------------------------------------------
Call - OTC Japanese Yen vs.
U.S. Dollar
   Strike @ 133.400 Exp.        1,000,500,000  $      365      $     122
   01/11/2002

Call - OTC Japanese Yen vs.
U.S. Dollar
   Strike @ 135.500 Exp.          298,100,000         106             67
   01/11/2002

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.952 Exp.              7,880,000         402            499
   01/11/2002

Put - CME Eurodollar June
Futures
   Strike @ 95.500 Exp.                    48          35              1
   06/17/2002

Put - CME Eurodollar June
Futures
   Strike @ 95.750 Exp.                     2           1              0
   06/17/2002

Put - CME Eurodollar June
Futures
   Strike @ 96.000 Exp.                     4           3              0
   06/17/2002
                                               ---------------------------
                                               $      912      $     689
                                               ---------------------------

8 Annual Report | 12.31.01 | See accompanying notes

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Principal amount of the security is adjusted for inflation.

(f) Foreign forward currency contracts outstanding at December 31, 2001:

                       Principal
                          Amount                           Unrealized
                      Covered by      Settlement        Appreciation/
Type      Currency      Contract           Month       (Depreciation)
--------------------------------------------------------------------------
Buy             EC         9,610         01/2002       $           68
Sell                      12,882         01/2002                   68
Buy             JY     1,272,929         01/2002                 (226)
Sell                   1,333,648         01/2002                  513
                                                       --------------
                                                       $          423
                                                       --------------

(g) Principal amount denoted in indicated currency:

        EC - Euro
        FF - French Francs
        JY - Japanese Yen

(h) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(i) Swap agreements outstanding at December 31, 2001:

                                        Notional           Unrealized
Type                                      Amount         Appreciation
--------------------------------------------------------------------------
Receive total return on S&P 500
Index and pay floating rate based
on 1-month LIBOR plus 0.280%.

Broker: J.P. Morgan Chase & Co.
Exp. 04/30/2002                        $       4       $            0
                                                       --------------
(j) Security is in default.

                             See accompanying notes | 12.31.01 | Annual Report 9

 Notes to Financial Statements
December 31, 2001

1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

10 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. The Portfolio is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security.

                                                     12.31.01 | Annual Report 11

December 31, 2001

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                              Institutional Class  Administrative Class
-------------------------------------------------------------------------------

StocksPLUS Growth
   and Income Portfolio              0.50%                       0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                               U.S. Government/Agency          All Other
                              -------------------------------------------------
                               Purchases        Sales    Purchases       Sales
-------------------------------------------------------------------------------
StocksPLUS Growth
   and Income Portfolio   $    1,607,761     $1,653,232  $  77,045    $ 130,440


12 Annual Report | 12.31.01

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                StocksPLUS Growth and Income Portfolio
                ----------------------------------------
                                                 Premium
--------------------------------------------------------
Balance at 12/31/2000                     $          232
Sales                                              1,711
Closing Buys                                         (43)
Expirations                                         (988)
Exercised                                              0
--------------------------------------------------------
Balance at 12/31/2001                     $          912
--------------------------------------------------------

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                             StocksPLUS Growth and Income Portfolio
                                                                           --------------------------------------------
                                                                           Year Ended 12/31/2001  Year Ended 12/31/2000
                                                                             Shares     Amount     Shares      Amount
                                                                           --------------------------------------------
Receipts for shares sold

   Institutional Class                                                           14   $    147          10  $     139
-------------------------------------------------------------------------  ------------------------------------------
   Administrative Class                                                       8,079     79,030       8,754    114,012
-------------------------------------------------------------------------  ------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                                            1          8           1          9
-------------------------------------------------------------------------  ------------------------------------------
   Administrative Class                                                       1,177     10,789       2,378     28,754
-------------------------------------------------------------------------  ------------------------------------------

Cost of shares redeemed

   Institutional Class                                                           (1)        (6)         (5)       (63)
-------------------------------------------------------------------------  -------------------------------------------
   Administrative Class                                                      (6,160)   (58,945)     (3,432)   (44,852)
-------------------------------------------------------------------------  -------------------------------------------

Net increase resulting from Portfolio share transactions                      3,110   $ 31,023       7,706  $  97,999
-------------------------------------------------------------------------  -------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                        Number     % of Portfolio Held
----------------------------------------------------------------------

StocksPLUS Growth and Income Portfolio
   Administrative Class                      1                      92
   Institutional Class                       1                     100


                                                     12.13.01 | Annual Report 13

December 31, 2001



7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                               $    897
Undistributed long-term capital gains                              0
Accumulated capital losses                                   (87,527)/(1)/
Net unrealized tax appreciation/(depreciation) on             (1,189)/(2)/
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities                   172/(3)/
                                                            --------
                                                            $(87,647)
                                                            --------

/(1)/ Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2008 and 12/31/2009.

/(2)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to marking to market certain purchased options for federal income tax purposes.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)        $ 10,797
Long-term capital gain                                             0
                                                            --------
                                                            $ 10,797
                                                            --------
The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

14 Annual Report | 12.31.01

Report of Independent Accountants

               To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of StocksPLUS Growth and Income Portfolio


               In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

               PricewaterhouseCoopers LLP
               Kansas City, Missouri
               February 20, 2002



                                                     12.31.01 | Annual Report 15

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                       Number of
                           Term of                                                     Portfolios in
Name, Address,             Office and                                                  Fund Complex
Age and Position           Length of                                                   Overseen by   Other Directorships Held by
Held with Trust            Time Served/1/ Principal Occupation(s) During Past 5 Years  Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to     Managing Director, PIMCO; Board of           51            None
Chairman of the Board and  Present        Governors and Executive Committee,
Director                                  Investment Company Institute; Chairman
                                          and Trustee, PIMCO Funds: Pacific
                                          Investment Management Series; and
                                          Chairman and Director, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to     Managing Director, PIMCO; Trustee and        51            None
President and Director     Present        President, PIMCO Funds: Pacific
                                          Investment Management Series; and
                                          Director and President, PIMCO Commercial
                                          Mortgage Securities Trust, Inc. Formerly
                                          Executive Vice President, PIMCO; and
                                          Executive Vice President, PIMCO Funds:
                                          Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to     Private Investor; Professor of Finance       51            Director, Growth Fund of
San Marino, California     Present        Emeritus, University of Southern California.               America and Fundamental
Trustee                                                                                              Investors Fund of the Capital
                                                                                                     Group; and Director, Good Hope
                                                                                                     Medical Foundation

E. Philip Cannon (61)      03/2000 to     Proprietor, Cannon & Company, an             74            None
Houston, Texas             Present        affiliate of Inverness Management LLC, a
Trustee                                   private equity investment firm. Formerly,
                                          Headmaster, St. John's School, Houston,
                                          Texas. Formerly Trustee of PIMCO Advisors
                                          Funds ("PAF") and Cash Accumulation
                                          Trust ("CAT").

Vern O. Curtis (67)        12/1997 to     Private Investor. Formerly, charitable       51            Director, Public Storage
Portland, Oregon           Present        work, The Church of Jesus Christ of                        Business Parks, Inc., (Real
Trustee                                   Latter Day Saints.                                         Estate Investment Trust);
                                                                                                     Director, Fresh Choice, Inc.
                                                                                                     (restaurant company).

J. Michael Hagan (62)      03/2000 to     Private Investor and Business Consultant.    51            Director, Freedom
San Clemente, California   Present        Member of the Board of Regents, Santa Clara                Communications; Director, Saint
Trustee                                   University, and Member of the Board, Taller                Gobain Corporation; Director,
                                          San Jose. Formerly, Chairman and CEO, Furon                Ameron International; Director,
                                          Company.                                                   Remedy Temp; and Trustee, South
                                                                                                     Coast Repertory.


Thomas P. Kemp (71)        12/1997 to     Private Investor; Chairman, One Touch        51            None
Laguna Beach, California   Present        Technologies LLC (electronic systems
Trustee                                   for long-term care facilities).
                                          Formerly, Co-Chairman, U.S. Committee to
                                          Assist Russian Reform; and Chairman,
                                          Coca Cola Bottling Company of Los Angeles.

William J. Popejoy (63)    12/1997 to     President, Pacific Capital Investors.        51            Director, PacPro (vinyl
Newport Beach, California  Present        Formerly, Director, California State                       assembly products; formerly
Trustee                                   Lottery; and Chief Executive Officer,                      Western Printing).
                                          Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

 16 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                Term of Office and
Position Held with Trust     Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)        12/1997 to Present       Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                 Pacific Investment Management Series.

James F. Muzzy (61)          12/1997 to Present       Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                 Pacific Investment Management Series.

Jeffrey M. Sargent (38)      12/1997 to Present       Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                 Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities
                                                      Trust, Inc. and PIMCO Funds: Pacific Investment Management Series; and Vice
                                                      President, PIMCO Funds: Pacific Investment Management Series. Formerly, Vice
                                                      President, PIMCO.

William S. Thompson, Jr.(55) 12/1997 to Present       Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                 PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial Mortage
                                                      Securities Trust, Inc.

Gregory A. Bishop (41)       12/1997 to Present       Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                        Mercer.

Steven P. Kirkbaumer (45)    10/1998 to Present       Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                        Management.

Henrik P. Larsen (31)        02/1999 to Present       Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                        PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor, PIMCO.

John P. Hardaway (43)        12/1997 to Present       Senior Vice President and Manager of Investment Operations Accounting, PIMCO;
Treasurer                                             Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds:
                                                      Pacific Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                      Formerly Vice President, PIMCO.

Garlin G. Flynn (54)         12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                             Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                      Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                      Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                      Institutional.

Erik C. Brown (34)           02/2001 to Present       Vice President of Tax and Financial Reporting; and Assistant Treasurer, PIMCO
Assistant Treasurer                                   Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific Investment
                                                      Management Series, and PIMCO Funds: Multi-Manager Series. Formerly, tax
                                                      consultant for Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)    12/1997 to Present       Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                   Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management Series.
                                                      Formerly, Project Lead, PIMCO.



                                                     12.31.01 | Annual Report 17

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .....................................................1
Financial Highlights ..................................................3
Statement of Assets and Liabilities ...................................4
Statement of Operations ...............................................5
Statements of Changes in Net Assets ...................................6
Statement of Cash Flows ...............................................7
Notes to Financial Statements ........................................12
Report of Independent Accountants ....................................16

                                                               Fund          Schedule of
                                                               Summary       Investments
Foreign Bond Portfolio (Administrative Class) ...................... 2          8-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Foreign Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity, hedged non-U.S. fixed income securities.

DURATION:

4.50 years

FUND INCEPTION DATE:

2/16/1999

TOTAL NET ASSETS:

$5.8 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                      1 Year    Since Inception*

Foreign Bond Portfolio Administrative Class            7.59%         5.20%

J.P. Morgan Non-U.S. Index (Hedged)                    6.05%            -

* Annualized

COUNTRY ALLOCATIONS*

                                         [GRAPH]


                             United States       55.6%
                             Germany             10.7%
                             Italy                7.4%
                             Short-Term
                             Instruments          6.1%
                             Other               20.2%

QUALITY BREAKDOWN*

                                     [GRAPH]

                                  AAA    73.3%
                                   AA    18.5%
                                    A     6.5%
                                  BBB     1.1%
                                   BB     0.6%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception


                                     [GRAPH]

                               Foreign Bond          J.P. Morgan
                                Portfolio          Non-U.S. Index
               Month           Admin. Class           (Hedged)
          ==============    ================    ==================
            02/28/1999           10,000                10,000
            03/31/1999           10,069                10,119
            04/30/1999           10,186                10,248
            05/31/1999           10,075                10,205
            06/30/1999            9,857                10,047
            07/31/1999            9,787                10,021
            08/31/1999            9,706                10,039
            09/30/1999            9,693                10,077
            10/31/1999            9,870                10,102
            11/30/1999            9,868                10,160
            12/31/1999            9,942                10,191
            01/31/2000            9,964                10,192
            02/29/2000            9,997                10,267
            03/31/2000           10,119                10,417
            04/30/2000           10,170                10,473
            05/31/2000           10,210                10,557
            06/30/2000           10,286                10,608
            07/31/2000           10,351                10,684
            08/31/2000           10,356                10,686
            09/30/2000           10,392                10,778
            10/31/2000           10,400                10,865
            11/30/2000           10,570                11,058
            12/31/2000           10,773                11,180
            01/31/2001           10,919                11,313
            02/28/2001           11,019                11,410
            03/31/2001           11,146                11,496
            04/30/2001           11,051                11,418
            05/31/2001           11,115                11,478
            06/30/2001           11,174                11,541
            07/31/2001           11,322                11,646
            08/30/2001           11,425                11,744
            09/30/2001           11,433                11,792
            10/31/2001           11,756                12,008
            11/30/2001           11,649                11,956
            12/31/2001           11,591                11,857


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's Administrative Class inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

.. The Foreign Bond Portfolio Administrative Class outperformed the benchmark for the 12-month period ended December 31, 2001, returning 7.59% versus 6.05% for the J.P. Morgan Non-U.S. Index (Hedged).
..  Extending non-Japan duration added to returns as yields declined amidst a slowdown in global growth.
..  An overweight in Europe was positive as reduced inflation expectations and
   European Central Bank rate cuts added to returns.
..  An underweight in Japan was negative. Attempts to stimulate the faltering
   Japanese economy failed as yields continued their secular decline.
..  An overweight in the Euro was slightly negative as investors continued to favor US growth prospects.
..  Holdings of emerging market bonds were positive, as the Portfolio avoided
   Argentine exposure and benefited from heightened growth expectations late in 2001.

2 Annual Report | 12.31.01

Financial Highlights

Foreign Bond Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:         12/31/2001        12/31/2000     02/16/1999-12/31/1999
Net asset value beginning of period                           $     9.40        $     9.42     $   10.00
Net investment income (a)                                           0.40              0.51          0.41
Net realized / unrealized gain (loss) on investments (a)            0.30              0.25         (0.49)
Total income from investment operations                             0.70              0.76         (0.08)
Dividends from net investment income                               (0.41)            (0.52)        (0.41)
Distributions from net realized capital gains                       0.00             (0.26)        (0.09)
Total distributions                                                (0.41)            (0.78)        (0.50)
Net asset value end of period                                 $     9.69        $     9.40     $    9.42
Total return                                                        7.59%             8.36%        (0.78)%
Net assets end of period (000s)                               $    4,856        $      924     $   5,215
Ratio of net expenses to average net assets                         0.90%(d)          0.90%         1.10%(b)(c)*
Ratio of net investment income to average net assets                4.17%             5.38%         4.83%*
Portfolio turnover rate                                              285%              306%          285%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31,
(c) Ratio of net expenses to average net assets excluding interest expense is 0.90%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.91% for the period ended December 31,

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $   10,547
Cash and foreign currency                                                              415
Receivable for investments sold and forward foreign currency contracts               1,565
Receivable for Porfolio shares sold                                                     69
Interest and dividends receivable                                                      208
------------------------------------------------------------------------------------------
                                                                                    12,804
------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts        $    3,207
Payable for financing transactions                                                   3,425
Written options outstanding                                                             50
Payable for Portfolio shares redeemed                                                  201
Accrued investment advisory fee                                                          1
Accrued administration fee                                                               2
Accrued servicing fee                                                                    1
Variation margin payable                                                                 6
Other liabilities                                                                      120
                                                                                     7,013
------------------------------------------------------------------------------------------
Net Assets                                                                      $    5,791
------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $    5,855
Undistributed net investment income                                                    386
Accumulated undistributed net realized (loss)                                         (245)
Net unrealized (depreciation)                                                         (205)
------------------------------------------------------------------------------------------
                                                                                $    5,791
------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $      935
Administrative Class                                                                 4,856

Shares Issued and Outstanding:

Institutional Class                                                                     96
Administrative Class                                                                   501


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $     9.69
Administrative Class                                                                  9.69

Cost of Investments Owned                                                       $   10,714
------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                   $      408
------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                            $     325
Dividends, net of foreign taxes                                                             9
   Total Income                                                                           334

Expenses:

Investment advisory fees                                                                   16
Administration fees                                                                        32
Distribution and/or servicing fees - Administrative Class                                   3
Trustees' fees                                                                              1
   Total Expenses                                                                          52

Net Investment Income                                                                     282
---------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                          332
Net realized gain on futures contracts and written options                                 48
Net realized (loss) on foreign currency transactions                                     (165)
Net change in unrealized (depreciation) on investments                                   (320)
Net change in unrealized appreciation on futures contracts and written options             27
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                        279
   Net Gain                                                                               201

Net Increase in Assets Resulting from Operations                                    $     483
---------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Foreign Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                                    Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                      December 31, 2001       December 31, 2000
Operations:
Net investment income                                                       $              282      $              312
Net realized gain                                                                          215                     259
Net change in unrealized (depreciation)                                                    (14)                   (111)
Net increase resulting from operations                                                     483                     460
----------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                    (182)                   (204)
   Administrative Class                                                                    (98)                   (107)
From net realized capital gains
   Institutional Class                                                                       0                    (139)
   Administrative Class                                                                      0                     (22)

Total Distributions                                                                       (280)                   (472)
----------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                       0                   4,877
   Administrative Class                                                                  5,854                     592
Issued as reinvestment of distributions
   Institutional Class                                                                     182                     349
   Administrative Class                                                                     98                     123
Cost of shares redeemed
   Institutional Class                                                                  (4,589)                      0
   Administrative Class                                                                 (2,066)                 (5,035)
Net increase (decrease) resulting from Portfolio share transactions                       (521)                    906

Total Increase (Decrease) in Net Assets                                                   (318)                    894
----------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                      6,109                   5,215
End of period *                                                             $            5,791      $            6,109

*Including net undistributed investment income of:                          $              386      $              102

6 Annual Report | 12.31.01 | See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
For the period ended December 31, 2001

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Portfolio shares                                               $        5,793
Redemptions of Portfolio shares                                                 (6,458)
Cash distributions paid                                                              0
Decrease from financing transactions                                            (1,377)
Net decrease from financing activities                                          (2,042)

Operating Activities

Purchases of long-term securities and foreign currency                         (26,015)
Proceeds from sales of long-term securities and foreign currency                27,923
Purchases of short-term securities (net)                                          (254)
Net investment income                                                              282
Change in other receivables/payables (net)                                         271
Net increase from operating activities                                           2,207
--------------------------------------------------------------------------------------

Net Increase in Cash                                                               165
--------------------------------------------------------------------------------------

Cash

Beginning of period                                                                250
End of period                                                           $          415

                             See accompanying notes | 12.31.01 | Annual Report 7

Schedule of Investments

Foreign Bond Portfolio
December 31, 2001

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)
--------------------------------------------------------------------------------
  AUSTRALIA 2.0%
--------------------------------------------------------------------------------

Medallion Trust
  2.660% due 07/12/2031 (d)                           $      66        $    66
National Australia Bank Ltd.
  2.725% due 05/19/2010 (d)                                  50             50
                                                                       -------
Total Australia                                                            116
                                                                       -------
(Cost $116)

  BRAZIL 1.1%

Republic of Brazil
  3.187% due 04/15/2006 (d)                           $      72             63
                                                                       -------
Total Brazil                                                                63
                                                                       -------
(Cost $68)

--------------------------------------------------------------------------------
  CANADA (g)(h) 1.4%
--------------------------------------------------------------------------------

Beneficial Canada, Inc.
  6.350% due 04/01/2002                              C$      30             19
Commonwealth of Canada
  5.500% due 06/01/2010 (j)                                 100             64
                                                                       -------
Total Canada                                                                83
                                                                       -------
(Cost $88)

--------------------------------------------------------------------------------
  CAYMAN ISLANDS (g)(h) 2.2%
--------------------------------------------------------------------------------

Geldilux Ltd.
  4.931% due 02/12/2002                              EC     100             89
International Credit Recovery-Japan
  0.351% due 05/22/2006(d)                           JY   5,071             39
                                                                       -------
Total Cayman Islands                                                       128
                                                                       -------
(Cost $128)

--------------------------------------------------------------------------------
  DENMARK (g)(h) 2.0%
--------------------------------------------------------------------------------

Nykredit
      6.000% due 10/01/2029                          DK     980            114
                                                                       -------
Total Denmark                                                              114
                                                                       -------
(Cost $106)

--------------------------------------------------------------------------------
  FRANCE (g)(h) 8.3%
--------------------------------------------------------------------------------

Republic of France
  6.000% due 04/25/2004                              EC     310            289
  4.000% due 04/25/2009                                      80             67
  4.000% due 10/25/2009                                      30             25
  5.500% due 04/25/2010 (j)                                 110            101
                                                                       -------
Total France                                                               482
                                                                       -------
(Cost $471)

--------------------------------------------------------------------------------
  GERMANY (g)(h) 19.4%
--------------------------------------------------------------------------------

Commerzbank AG
  4.029% due 10/25/2032 (d)                          EC     100             89
Depfa Pfandbriefbank
  4.750% due 07/15/2008                                      20             18
  5.750% due 03/04/2009                                      20             18
Landesbank Baden-Wuerttemberg AG
  5.500% due 04/02/2007                                      30             28
Landesbank Rheinland-Pfalz
  4.750% due 04/04/2008                                     100             88
Republic of Germany
  5.000% due 02/17/2006 (j)                                 300            273
  5.250% due 01/04/2008                                      10              9
  4.250% due 07/04/2009 (j)                                 200            174
  6.500% due 07/04/2027 (j)                                 290            295
  4.750% due 07/04/2028                                      30             24
  5.500% due 01/04/2031 (j)                                 100             90
WestDeutsche Landersbank
  4.750% due 09/28/2007                                      20             18
                                                                       -------
Total Germany                                                            1,124
                                                                       -------
(Cost $1,142)

--------------------------------------------------------------------------------
  ITALY (g)(h) 13.5%
--------------------------------------------------------------------------------

First Italian Auto Transaction
  3.935% due 07/12/2008 (d)                          EC      70        $    62
Republic of Italy
  4.500% due 05/01/2009 (j)                                 660            570
  4.250% due 11/01/2009 (j)                                  60             51
  5.500% due 11/01/2010 (j)                                 110            100
                                                                       -------
Total Italy                                                                783
                                                                       -------
(Cost $808)

--------------------------------------------------------------------------------
  JAPAN (g)(h) 4.2%
--------------------------------------------------------------------------------

Government of Japan
  1.900% due 12/20/2010 (j)                          JY  30,000            242
                                                                       -------
Total Japan                                                                242
                                                                       -------
(Cost $256)

--------------------------------------------------------------------------------
  MEXICO 1.1%
--------------------------------------------------------------------------------

Bancomext Trust
  8.000% due 08/05/2003                               $      10             11
Petroleos Mexicanos
  8.850% due 09/15/2007                                      20             22
  9.375% due 12/02/2008                                      30             32
                                                                       -------
Total Mexico                                                                65
                                                                       -------
(Cost $58)

--------------------------------------------------------------------------------
  NEW ZEALAND (g)(h) 2.2%
--------------------------------------------------------------------------------

Commonwealth of New Zealand
  4.500% due 02/15/2016                              N$     280            127
                                                                       -------
Total New Zealand                                                          127
                                                                       -------
(Cost $155)

--------------------------------------------------------------------------------
  SOUTH KOREA (g)(h) 0.5%
--------------------------------------------------------------------------------

Korea Development Bank
  1.875% due 02/13/2002                              JY   4,000             31
                                                                       -------
Total South Korea                                                           31
                                                                       -------
(Cost $34)

--------------------------------------------------------------------------------
  SPAIN (g)(h) 5.2%
--------------------------------------------------------------------------------

Kingdom of Spain
  4.950% due 07/30/2005                              EC     130            118
  5.150% due 07/30/2009 (j)                                 110             99
  4.000% due 01/31/2010 (j)                                 100             83
                                                                       -------
Total Spain                                                                300
                                                                       -------
(Cost $303)

--------------------------------------------------------------------------------
  SUPRANATIONAL (g)(h) 1.0%
--------------------------------------------------------------------------------

Eurofima
  4.750% due 07/07/2004                              SK     600             57
                                                                       -------
Total Supranational                                                         57
                                                                       -------
(Cost $67)

--------------------------------------------------------------------------------
  SWEDEN (g)(h) 0.7%
--------------------------------------------------------------------------------

Kingdom of Sweden
  5.000% due 01/28/2009                              SK     400             38
                                                                       -------
Total Sweden                                                                38
                                                                       -------
(Cost $40)

--------------------------------------------------------------------------------
  UNITED KINGDOM (g)(h) 4.9%
--------------------------------------------------------------------------------

BG Transco Holdings PLC
  6.310% due 12/14/2009 (d)                          BP      20             29
British Telecom PLC
  3.165% due 12/15/2003 (d)                           $      50             51



 8 Annual Report | 12.31.01 | See accompanying notes

                                                  Principal
                                                     Amount          Value
                                                     (000s)         (000s)
--------------------------------------------------------------------------------
Haus Ltd.
     3.779% due 12/10/2015 (d)                   EC       5      $      5
     3.738% due 12/14/2037 (d)                          100            90
Lloyds TSB Bank PLC

     5.625% due 07/15/2049 (d)                           40            35
     3.687% due 11/29/2049 (d)                    $     100            76
                                                                   ------
Total United Kingdom                                                  286
                                                                   ------
(Cost $301)

--------------------------------------------------------------------------------
   UNITED STATES (g)(h) 101.3%
--------------------------------------------------------------------------------

Asset-Backed Securities 11.2%
Advanta Mortgage Loan Trust
     2.445% due 07/25/2026 (d)                    $      16            16
Amresco Residential Securities Mortgage
Loan Trust
     2.400% due 06/25/2029 (d)                           22            22
Circuit City Credit Card Master Trust
     2.755% due 02/15/2006 (d)                          100           100
CS First Boston Mortgage Securities
Corp.
     2.155% due 12/15/2030 (d)                           68            68
First Alliance Mortgage Loan Trust
     2.332% due 12/20/2027 (d)                           17            17
Indymac Home Equity Loan Asset-Backed
Trust
     6.200% due 06/25/2025                               26            27
Irwin Home Equity Loan Trust
     2.640% due 11/25/2011 (d)                           89            89
Japan Financial Corp.
     5.875% due 03/14/2011                               80            79
Long Beach Auto Receivables Trust
     3.114% due 03/13/2005                              100           100
MLCC Mortgage Investors, Inc.
     2.275% due 03/15/2025 (d)                           60            60
Novastar Home Equity Loan
     2.205% due 04/25/2028 (d)                           34            34
Providian Home Equity Loan Trust
     2.220% due 06/25/2025 (d)                           36            36
                                                                   ------
                                                                      648
                                                                   ------

Corporate Bonds & Notes 11.8%
AT&T Corp.
     4.873% due 11/21/2003 (d)                   EC     100            89
Bear Stearns Co., Inc.
     2.941% due 03/28/2003 (d)                    $      30            30
Beckman Coulter, Inc.
     7.100% due 03/04/2003                                3             3
DaimlerChrysler North America Holding
Corp.
     4.346% due 08/23/2002 (d)                           30            30
     6.400% due 05/15/2006                               60            60
Donaldson, Lufkin & Jenrette, Inc.
     2.800% due 04/25/2003 (d)                           50            50
Ford Motor Credit Co.
     1.000% due 12/22/2003                       JY   1,000             8
     1.200% due 02/07/2005                            6,000            46
General Motors Acceptance Corp.
     6.875% due 09/09/2004                       BP      75           109
J.P. Morgan & Co., Inc.
     8.381% due 02/15/2012 (d)                    $      10             9
Jones Intercable, Inc.
     8.875% due 04/01/2007                                3             3
KFW International Finance, Inc.
     1.750% due 03/23/2010                       JY  11,000            89
Oneok, Inc.
     3.002% due 04/24/2002 (d)                    $     100           100
Pfizer, Inc.
     0.800% due 03/18/2008                       JY   6,000            46
Sprint Capital Corp.
     5.875% due 05/01/2004                        $      10            10
                                                                   ------
                                                                      682
                                                                   ------

Mortgage-Backed Securities 47.7%
Bear Stearns Adjustable Rate Mortgage
Trust
     6.952% due 02/25/2031 (d)                           32            32
     6.299% due 01/25/2032 (d)                          100           102
Crusade Global Trust
     2.341% due 05/15/2021 (d)                           66            66
Fannie Mae
     5.500% due 02/12/2004                        $     100      $    100
     6.000% due 02/19/2017                              500           499
     6.000% due 01/14/2032                              500           489
     6.500% due 01/14/2032 (d)                          500           500
     6.000% due 02/13/2032                              400           389
Freddie Mac
     5.125% due 01/15/2012                       EC     100            88
     6.500% due 08/15/2023                        $      23            23
Government National Mortgage Association
     6.375% due 04/20/2028                               22            22
     6.000% due 02/15/2029-05/20/2030                   286           176
     (d)(e)
     5.250% due 06/20/2030 (d)                          105           106
J.P. Morgan Commercial Mortgage Finance
Corp.
     2.175% due 04/15/2010 (d)                           68            68
Residential Funding Mortgage
Securities, Inc.
     2.386% due 05/12/2032 (d)                          104           104
                                                                   ------
                                                                    2,764
                                                                   ------
U.S. Government Agencies 8.1%
Federal Home Loan Bank
     5.045% due 07/09/2004                              100           100
Freddie Mac
     6.530% due 11/26/2012 (j)                          300           310
Resolution Funding Strip
     0.000% due 10/15/2020                              200            60
                                                                   ------
                                                                      470
                                                                   ------

U.S. Treasury Obligations 18.9%
Treasury Inflation Protected Securities
(f)
     3.375% due 01/15/2007 (b)                          112           113
     3.625% due 04/15/2028                              110           112
U.S. Treasury Bonds
     8.125% due 08/15/2019 (j)                          100           126
     6.250% due 08/15/2023 (j)                          700           741
                                                                   ------
                                                                    1,092
                                                                   ------

                                                     Shares

Preferred Security 3.6%
DG Funding Trust
     5.960% due 12/29/2049 (d)                           20           206
                                                                   ------

Total United States                                                 5,862
                                                                   ------
(Cost $5,928)

--------------------------------------------------------------------------------
   PURCHASED CALL OPTIONS 0.1%
--------------------------------------------------------------------------------

Eurodollar December Futures (CME)
     Strike @ 96.250 Exp. 12/16/2002              $   5,000             7
                                                                   ------
Total Purchased Call Options                                            7
                                                                   ------
(Cost $6)

--------------------------------------------------------------------------------
   PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Fannie Mae (OTC)
     6.000% due 02/13/2032
     Strike @ 83.130 Exp. 02/06/2002              $   1,000             0
Fannie Mae (OTC)
     6.500% due 02/13/2032
     Strike @ 85.310 Exp. 02/06/2002                  1,000             0
Republic of Germany (OTC)
     5.000% due 02/17/2006
     Strike @ 95.010 Exp. 03/04/2002             EC     890             0
Republic of Italy (OTC)
     4.500% due 05/01/2009
     Strike @ 89.000 Exp. 03/04/2002                    430             0
                                                                   ------
Total Purchased Put Options                                             0
                                                                   ------
(Cost $0)

                             See accompanying notes | 12.31.01 | Annual Report 9

Foreign Bond Portfolio
December 31, 2001

                                                    Principal
                                                       Amount           Value
                                                       (000s)           (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.0%
--------------------------------------------------------------------------------

Commercial Paper 1.7%
Cox Communications, Inc.
  2.640% due 01/11/2002                                $  100          $   100
                                                                       -------
Repurchase Agreement 8.4%
State Street Bank
  1.550% due 01/02/2002                                   489              489
  (Dated 12/31/2001.                                                   -------
  Collateralized by Fannie Mae
  5.000% due 02/14/2003 valued at $502.
  Repurchase proceeds are $489.)

U.S. Treasury Bills 0.9%
  1.550% due 02/07/2002 (b)                                50               50
                                                                       -------

Total Short-Term Instruments                                               639
                                                                       -------
(Cost $639)

Total Investments (a) 182.1%                                           $10,547
(Cost $10,714)

Written Options (c) (0.9%)                                                 (50)
(Premiums $49)

Other Assets and Liabilities (Net) (81.2%)                              (4,706)
                                                                       -------

Net Assets 100.0%                                                      $ 5,791
                                                                       -------
Notes to Schedule of Investments
(amounts in thousands):

(a) At December 31, 2001, the net
unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $10,731 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                      $    86

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                         (270)
                                                                        -------
Unrealized depreciation-net                                            $  (184)
                                                                       -------
(b) Securities with an aggregate market value of $163 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                     Unrealized
                                                            # of   Appreciation/
Type                                                   Contracts  (Depreciation)
--------------------------------------------------------------------------------
Government of Japan 10 Year Note (03/2002)                1         $     4
U.S. Treasury 10 Year Note (03/2002)                      6              11
U.S. Treasury 30 Year Bond (03/2002)                      2              (5)
10 Year Interest Rate Swap Future (03/2002)               3              (2)
Eurodollar June Futures (06/2002)                         1               1
                                                                    -------
                                                                    $     9
                                                                    -------

(c) Premiums received on written options:

                                                       # of
Type                                              Contracts    Premium    Value
--------------------------------------------------------------------------------
Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/20/2003                  300,00       $  14     $  9

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/20/2003                 300,000          14       21

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.650 Exp. 11/19/2003                 300,000          10        6

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 106.000 Exp. 02/23/2002                     6           7        7

Call - CME Eurodollar June Futures
   Strike @ 97.250 Exp. 06/17/2002                      5           4        7
                                                                --------------
                                                                $  49     $ 50
                                                                --------------


(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Foreign forward currency contracts outstanding at December 31, 2001:

                          Principal
                             Amount                                Unrealized
                         Covered by        Settlement           Appreciation/
Type      Currency         Contract             Month          (Depreciation)
--------------------------------------------------------------------------------
Sell            C$               37           02/2002            $      0
Sell            SF              287           01/2002                   2
Sell            DK            1,015           03/2002                  (1)
Buy             EC               58           01/2002                   0
Sell                          1,734           01/2002                 (18)
Buy             BP               13           01/2002                   0
Sell                            263           01/2002                  (7)
Buy             H$              785           02/2002                   0
Sell            JY           72,299           01/2002                  30
Sell            N$              307           01/2002                   0
Sell            SK            1,021           01/2002                  (1)
                                                                 --------
                                                                 $      5
                                                                 --------

(h) Principal amount denoted in indicated currency:

         BP - British Pound
         C$ - Canadian Dollar
         DK - Danish Krone
         EC - Euro
         H$ - Hong Kong Dollar
         JY - Japanese Yen
         N$ - New Zealand Dollar
         SF - Swiss Franc
         SK - Swedish Krona

(i) Swap agreements outstanding at December 31, 2001:

                                                                     Unrealized
                                                    Notional       Appreciation/
Type                                                  Amount      (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.200%.

Broker: J.P. Morgan Chase & Co.
Exp. 03/17/2003                                 JY  60,000           $    (1)

Receive floating rate based on 6-month
JY-LIBOR and pay a fixed rate equal to
1.300%.

Broker: Goldman Sachs
Exp. 09/21/2011                                     40,000                 2

Receive floating rate based on 3-month
H$-HIBOR and pay a fixed rate equal to
5.753%.

Broker: Goldman Sachs                           H$   3,000                (8)
Exp. 02/08/2006

Receive floating rate based on 6-month
JY-LIBOR and pay a fixed rate equal to
2.020%.

Broker: Goldman Sachs
Exp. 05/18/2010                                 JY  17,000               (10)

Receive a fixed rate equal to 6.500%
and pay floating rate based on 6-month
EC-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2016                                 EC     100                 1


10 Annual Report | 12.31.01 | See accompanying notes

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2031                                         EC      100   $      (5)

Receive a fixed rate equal to 5.900% and pay floating rate based on 6-month BP-LIBOR

Broker: Goldman Sachs
Exp. 01/26/2004                                         BP      300           6

Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR

Broker: Goldman Sachs
Exp. 02/08/2006                                          $      400          13

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%

Broker: Bank of America
Exp. 06/15/2011                                                 400           1

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%

Broker: Goldman Sachs
Exp. 03/15/2016                                         BP      100          (1)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2016                                                 500          (9)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                                 300           4

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                                 100           1

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.250%

Broker: Morgan Stanley Dean Witter
Exp. 09/15/2002                                                 100          (1)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR

Broker: Morgan Stanley Dean Witter
Exp. 06/15/2006                                                 130          (2)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%

Broker: Goldman Sachs
Exp. 12/17/2021                                          $      100          (1)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2031                                         EC      100          (6)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2007                                         BP      500   $      (8)

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR

Broker: Bank of America
Exp. 12/17/2004                                          $      200          (2)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%

Broker: Morgan Stanley Dean Witter
Exp. 12/17/2021                                                 100          10

Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month LIBOR

Broker: Bank of America
Exp. 12/18/2003                                                 400           0

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%

Broker: Morgan Stanley Dean Witter
Exp. 06/17/2007                                                 300          (5)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%

Broker: Morgan Stanley Dean Witter
Exp. 06/17/2012                                               2,200         (26)

Receive a fixed rate equal to 0.460% and the Fund will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010

Broker: Lehman Brothers
Exp. 09/10/2003                                                 100           0
                                                                      ---------
                                                                      $     (47)
                                                                      =========



                                             Fixed
                                            Spread     Notional       Unrealized
Type                                           (%)       Amount   (Depreciation)
--------------------------------------------------------------------------------

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.

Broker: Morgan Stanley Dean Witter
Exp. 02/15/2002                             0.6285       $    4,200   $     (27)
                                                                      ---------

(j) Subject to financing transaction.

                            See accompanying notes | 12.31.01 | Annual Report 11

Notes to Financial Statements
December 31, 2001

1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

12 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

                                                     12.31.01 | Annual Report 13

December 31, 2001

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
--------------------------------------------------------------------------------

Foreign Bond Portfolio                            0.75%                    0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                U.S. Government/Agency            All Other
                              --------------------------------------------------
                                 Purchases       Sales    Purchases       Sales
--------------------------------------------------------------------------------
Foreign Bond Portfolio          $   14,746  $   13,869   $   12,991  $   14,938

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                     Foreign Bond Portfolio
                                                  ----------------------------
                                                                       Premium
------------------------------------------------------------------------------
Balance at 12/31/2000                                              $         0
Sales                                                                       76
Closing Buys                                                               (23)
Expirations                                                                 (4)
Exercised                                                                    0
------------------------------------------------------------------------------
Balance at 12/31/2001                                              $        49
------------------------------------------------------------------------------

14 Annual Report | 12.31.01

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                      Foreign Bond Portfolio
                                                                       -------------------------------------------------
                                                                        Year Ended 12/31/2001      Year Ended 12/31/2000

                                                                        Shares         Amount      Shares         Amount
                                                                       -------------------------------------------------
Receipts for shares sold

   Institutional Class                                                       0      $       0         515      $   4,877
--------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                    605          5,854          63            592
--------------------------------------------------------------------   -------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                      18            182          37            349
--------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                     10             98          13            123
--------------------------------------------------------------------   -------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                    (474)        (4,589)          0              0
--------------------------------------------------------------------   -------------------------------------------------
   Administrative Class                                                   (212)        (2,066)       (531)        (5,035)
--------------------------------------------------------------------   -------------------------------------------------

Net increase (decrease) resulting from Portfolio share transactions        (53)     $    (521)         97      $     906
--------------------------------------------------------------------   -------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                          Number            % of Portfolio Held
-------------------------------------------------------------------------------

Foreign Bond Portfolio
   Administrative Class                        4                             96
   Institutional Class                         1                            100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                              $          416
Undistributed long-term capital gains                                   0
Accumulated capital losses                                           (225)/(1)/
Post-October loss deferrals                                           (20)/(2)/
Other book-to-tax accounting differences                               (3)/(3)/
Net unrealized tax appreciation/(depreciation) on
  investments                                                        (184)/(4)/
Net tax appreciation on derivatives and foreign-
  currency denominated assets and liabilities                         (48)/(5)/
                                                           ---------------
                                                           $          (64)
                                                           ===============

/(1)/ Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2007, 12/31/2008 and 12/31/2009.

/(2)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(3)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(4)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sales loss deferrals for federal income tax purposes.

/(5)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)       $           280
Long-term capital gain                                                   0
                                                           ---------------
                                                           $           280
                                                           ===============

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

                                                     12.31.01 | Annual Report 15

Report of Independent Accountants

                    To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Foreign Bond Portfolio


                    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


                    PricewaterhouseCoopers LLP
                    Kansas City, Missouri
                    February 20, 2002

16 Annual Report | 12.31.01

Federal Income Tax Information (unaudited)

                    As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

                    Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios' calendar year end which qualify for the corporate dividend-received deduction are as follows:

                    Foreign Bond Portfolio                      1.29%

                    Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

                                                     12.31.01 | Annual Report 17

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                  Number of
                           Term of                                                Portfolios in
Name, Address,             Office and                                             Fund Complex
Age and Position           Length of       Principal Occupation(s) During Past    Overseen by     Other Directorships Held by
Held with Trust            Time Served/1/  5 Years                                Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to      Managing Director, PIMCO; Board of     51              None
Chairman of the Board      Present         Governors and Executive Committee,
and Director                               Investment Company Institute;
                                           Chairman and Trustee, PIMCO Funds:
                                           Pacific Investment Management Series;
                                           and Chairman and Director, PIMCO
                                           Commercial Mortgage Securities Trust,
                                           Inc.

R. Wesley Burns * (42)     12/1997 to      Managing Director, PIMCO; Trustee and  51              None
President and Director     Present         President, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Director and President, PIMCO
                                           Commercial Mortgage Securities Trust,
                                           Inc. Formerly Executive Vice
                                           President, PIMCO; and Executive Vice
                                           President, PIMCO Funds: Multi-Manager
                                           Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to      Private Investor; Professor of         51              Director, Growth Fund of America
San Marino, California     Present         Finance Emeritus, University of                        and Fundamental Investors Fund
Trustee                                    Southern California.                                   of the Capital Group; and
                                                                                                  Director, Good Hope Medical
                                                                                                  Foundation.

E. Philip Cannon (61)      03/2000 to      Proprietor, Cannon & Company, an       74              None
Houston, Texas             Present         affiliate of Inverness Management
Trustee                                    LLC, a private equity investment
                                           firm. Formerly, Headmaster, St.
                                           John's School, Houston, Texas.
                                           Formerly Trustee of PIMCO Advisors
                                           Funds ("PAF") and Cash Accumulation
                                           Trust ("CAT").

Vern O. Curtis (67)        12/1997 to      Private Investor. Formerly,            51              Director, Public Storage Business
Portland, Oregon           Present         charitable work, The Church of Jesus                   Parks, Inc., (Real Estate
Trustee                                    Christ of Latter Day Saints.                           Investment Trust); Director, Fresh
                                                                                                  Choice, Inc. (restaurant company).

J. Michael Hagan (62)      03/2000 to      Private Investor and Business          51              Director, Freedom Communications;
San Clemente, California   Present         Consultant. Member of the Board of                     Director, Saint Gobain
Trustee                                    Regents, Santa Clara University, and                   Corporation; Director, Ameron
                                           Member of the Board, Taller San Jose.                  International; Director, Remedy
                                           Formerly, Chairman and CEO, Furon                      Temp; and Trustee, South Coast
                                           Company.                                               Repertory.

Thomas P. Kemp (71)        12/1997 to      Private Investor; Chairman, One Touch  51              None
Laguna Beach, California   Present LLC     Technologies (electronic systems for
Trustee                                    long-term care facilities). Formerly,
                                           Co-Chairman, U.S. Committee to Assist
                                           Russian Reform; and Chairman, Coca
                                           Cola Bottling Company of Los Angeles.

William J. Popejoy (63)    12/1997 to      President, Pacific Capital Investors.  51              Director, PacPro (vinyl assembly
Newport Beach, California  Present         Formerly, Director, California State                   products; formerly Western
Trustee                                    Lottery; and Chief Executive Officer,                  Printing).
                                           Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.
 * Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

18 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present        Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.


James F. Muzzy (61)            12/1997 to Present        Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                    Pacific Investment Management Series.


Jeffrey M. Sargent (38)        12/1997 to Present        Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                    Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                         Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Vice President, PIMCO.


William S. Thompson, Jr. (55)  12/1997 to Present        Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                    PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                         Mortgage Securities Trust, Inc.


Gregory A. Bishop (41)         12/1997 to Present        Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                           Mercer.


Steven P. Kirkbaumer (45)      10/1998 to Present        Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                           Management.


Henrik P. Larsen (31)          02/1999 to Present        Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                           PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                         PIMCO.


John P. Hardaway (43)          12/1997 to Present        Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                         Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-Manager
                                                         Series. Formerly, Vice President, PIMCO.


Garlin G. Flynn (54)           12/1997 to Present        Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                         Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                         Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                         Institutional.


Erik C. Brown (34)             02/2001 to Present        Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                      PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                         Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                         Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.


Michael J. Willemsen (41)      12/1997 to Present        Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                      Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                         Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 19

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter........................................................1
Financial Highlights.....................................................3
Statement of Assets and Liabilities......................................4
Statement of Operations..................................................5
Statements of Changes in Net Assets......................................6
Notes to Financial Statements............................................8
Report of Independent Accountants.......................................11

                                                                        Fund        Schedule of
                                                                        Summary     Investments
Money Market Portfolio (Administrative Class)..............................2            7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Money Market Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum current income, consistent with preservation of capital and daily liquidity.

PORTFOLIO:

Primarily money market instruments.

DURATION:

47 days

FUND INCEPTION DATE:

9/30/1999

TOTAL NET ASSETS:

$12.9 million

SECTOR BREAKDOWN*

                                    [GRAPH]

                          Short-Term Instruments  79.0%
                          Corporate Bonds & Notes 18.8%
                          Other                    2.2%

QUALITY BREAKDOWN*

                                    [GRAPH]

                                    AAA 74.3%
                                     AA 16.2%
                                      A  9.5%

* % of Total Investments as of December 31, 2001

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                        7 Day Yield    1 Year   Since Inception*

Money Market Portfolio
 Administrative Class                      1.90%        3.83%        4.95%

Salomon Smith Barney 3-Month U.S.
 Treasury Bill Index                          -         4.09%           -

* Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                             Money Market            Salomon Smith
                              Portfolio              Barney 3-Month
         Month              Admin. Class        U.S. Treasury Bill Index
     ==============      ===================    ============================
       09/30/1999              10,000                    10,000
       10/31/1999              10,041                    10,041
       11/30/1999              10,082                    10,081
       12/31/1999              10,130                    10,125
       01/31/2000              10,174                    10,169
       02/29/2000              10,218                    10,213
       03/31/2000              10,268                    10,261
       04/30/2000              10,311                    10,309
       05/31/2000              10,361                    10,360
       06/30/2000              10,415                    10,408
       07/31/2000              10,466                    10,458
       08/31/2000              10,520                    10,510
       09/30/2000              10,570                    10,562
       10/31/2000              10,617                    10,618
       11/30/2000              10,680                    10,672
       12/31/2000              10,739                    10,729
       01/31/2001              10,791                    10,784
       02/28/2001              10,836                    10,831
       03/31/2001              10,881                    10,878
       04/30/2001              10,919                    10,920
       05/31/2001              10,961                    10,961
       06/30/2001              10,996                    10,996
       07/31/2001              11,027                    11,030
       08/30/2001              11,063                    11,063
       09/30/2001              11,088                    11,095
       10/31/2001              11,112                    11,124
       11/30/2001              11,132                    11,148
       12/31/2001              11,150                    11,167


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

 PORTFOLIO INSIGHTS

 . The total return performance of the Money Market Portfolio Administrative
   Class was 3.83% for the year ended December 31, 2001, versus a return of 4.09% for the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

 . The Federal Reserve supplied bonds with a powerful tailwind, easing
   U.S. interest rates 11 times during the year for a total of 4.75% due to a slowing U.S. economy.

 . The Portfolio's average duration was maintained at about one month, providing for ample liquidity and limiting the price effects from increasing yields.

 . The Portfolio maintained a Aaa rating by holding the highest quality short-term securities. Holdings remained very liquid, which helped to protect principal.

 . U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.

 . Seven-day and thirty-day SEC yields were 1.90% and 1.93%, respectively, at quarter-end. These yields are competitive with yields on similar duration portfolios.

 2 Annual Report | 12.31.01

Financial Highlights

Money Market Portfolio (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:   12/31/2001    12/31/2000  09/30/1999-12/31/1999
Net asset value beginning of period                     $      1.00    $   1.00   $   1.00
Net investment income (a)                                      0.04        0.06       0.01
Total income from investment operations                        0.04        0.06       0.01
Dividends from net investment income                          (0.04)      (0.06)     (0.01)
Total distributions                                           (0.04)      (0.06)     (0.01)
Net asset value end of period                           $      1.00    $   1.00   $   1.00
Total return                                                   3.83%       6.01%      1.30%
Net assets end of period (000s)                         $    12,860    $  4,334   $  3,605
Ratio of net expenses to average net assets                    0.50%(c)    0.50%      0.50%(b)*
Ratio of net investment income to average net assets           3.37%       5.88%      5.14%*
Portfolio turnover rate                                       N/A           N/A        N/A

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Money Market Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                                                 $    12,713
Cash                                                                                                            1
Receivable for Portfolio shares sold                                                                          123
Interest and dividends receivable                                                                              66
-----------------------------------------------------------------------------------------------------------------
                                                                                                           12,903
-----------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts                              $        28
Accrued investment advisory fee                                                                                 1
Accrued administration fee                                                                                      2
Accrued servicing fee                                                                                           1
                                                                                                               32
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            $    12,871
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                                       $    12,871
(Overdistributed) net investment income                                                                         0
Accumulated undistributed net realized gain                                                                     0
Net unrealized appreciation (depreciation)                                                                      0
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $    12,871
-----------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                                   $        11
Administrative Class                                                                                       12,860

Shares Issued and Outstanding:

Institutional Class                                                                                            11
Administrative Class                                                                                       12,860

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                                                   $      1.00
Administrative Class                                                                                         1.00
-----------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                                             $    12,713
-----------------------------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Money Market Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                        $     256
   Total Income                                                                                       256

Expenses:

Investment advisory fees                                                                                9
Administration fees                                                                                    13
Distribution and/or servicing fees - Administrative Class                                              10
Trustees' fees                                                                                          1
   Total Expenses                                                                                      33

Net Investment Income                                                                                 223
---------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                                                 0
Net change in unrealized appreciation (depreciation) on investments                                     0
   Net Gain (Loss)                                                                                      0

Net Increase in Assets Resulting from Operations                                                $     223
---------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Money Market Portfolio
December 31, 2001
Amounts in thousands

                                                                                            Year Ended               Year Ended
Increase (Decrease) in Net Assets from:                                              December 31, 2001        December 31, 2000
Operations:
Net investment income                                                            $                 223   $                  230
Net realized gain                                                                                    0                        0
Net change in unrealized appreciation (depreciation)                                                 0                        0
Net increase resulting from operations                                                             223                      230
--------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income

   Institutional Class                                                                              (1)                     (23)
   Administrative Class                                                                           (222)                    (207)
From net realized capital gains
   Institutional Class                                                                               0                        0
   Administrative Class                                                                              0                        0

Total Distributions                                                                               (223)                    (230)
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:
Receipts for shares sold

   Institutional Class                                                                               0                      739
   Administrative Class                                                                         11,748                    7,776
Issued as reinvestment of distributions
   Institutional Class                                                                               1                       23
   Administrative Class                                                                            222                      206
Cost of shares redeemed
   Institutional Class                                                                             (70)                    (682)
   Administrative Class                                                                         (3,444)                  (7,253)
Net increase resulting from Portfolio share transactions                                         8,457                      809

Total Increase in Net Assets                                                                     8,457                      809
--------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                              4,414                    3,605
End of period *                                                                  $              12,871   $                4,414

*Including net undistributed (overdistributed) investment income of:             $                   0   $                    0

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Money Market Portfolio
December 31, 2001

                                                 Principal
                                                    Amount              Value
                                                    (000s)             (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 18.6%
--------------------------------------------------------------------------------

Banking & Finance 13.7%
Associates Corp. of North America
  6.500% due 07/15/2002                            $    50           $     51
Bank One Corp.
  7.250% due 08/01/2002                                200                204
Bear Stearns Co., Inc.
  6.450% due 08/01/2002                                251                256
  6.500% due 08/01/2002                                 25                 25
CitiFinancial Credit Co.
  6.375% due 09/15/2002                                120                122
Donaldson, Lufkin & Jenrette, Inc.
  5.875% due 04/01/2002                                130                131
General Motors Acceptance Corp.
  6.000% due 02/01/2002                                100                100
J.P. Morgan & Co., Inc.
  7.250% due 01/15/2002                                281                281
Lehman Brothers Holdings, Inc.
  8.750% due 05/15/2002                                 50                 51
Merrill Lynch & Co.
  5.730% due 02/26/2002                                105                105
Morgan Stanley, Dean Witter & Co.
  1.955% due 08/15/2005 (a)                            200                200
Paine Webber Group, Inc.
  7.750% due 09/01/2002                                100                102
Salomon, Inc.
  7.300% due 05/15/2002                                 75                 76
Wells Fargo Financial, Inc.
  6.375% due 09/15/2002                                 55                 56
                                                                     --------
                                                                        1,760
                                                                     ========
Industrials 2.9%
General Electric Capital Corp.
  5.500% due 04/15/2002                                 25                 25
Pacific Bell
  7.250% due 07/01/2002                                165                169
Philip Morris Cos., Inc.
  7.625% due 05/15/2002                                 37                 38
Shell Oil Co.
  6.700% due 08/15/2002                                140                143
                                                                     --------
                                                                          375
                                                                     ========
Utilities 2.0%
Virginia Electric & Power Co.
  7.375% due 07/01/2002                                250                256
                                                                     --------
Total Corporate Bonds & Notes
(Cost $2,391)                                                           2,391
                                                                     ========

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.2%
--------------------------------------------------------------------------------

Fannie Mae
  6.625% due 01/15/2002                                100                100
  7.500% due 02/11/2002                                100                100
Federal Home Loan Bank
  6.150% due 01/28/2002                                 20                 20
  6.300% due 02/13/2002                                 50                 50
Freddie Mac
  6.770% due 09/15/2002                                 10                 10
                                                                     --------
Total U.S. Government Agencies
(Cost $280)                                                               280
                                                                     ========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 78.0%
--------------------------------------------------------------------------------

Commercial Paper 76.9%
American Express Credit Corp.
  1.770% due 03/28/2002                                300           $    299
Fannie Mae
  2.310% due 01/03/2002                                400                400
Freddie Mac
  1.760% due 01/07/2002                              2,500              2,499
Gannett Co., Inc.
  1.750% due 01/23/2002                                500                499
General Electric Capital Corp.
  1.870% due 01/15/2002                                200                200
Goldman Sachs Group LP
  1.850% due 01/11/2002                                500                500
KFW International Finance, Inc.
  1.760% due 03/12/2002                                500                498
Kraft Foods, Inc.
  1.770% due 01/31/2002                                400                399
National Rural Utilities Cooperative Finance Corp.
  2.000% due 01/23/2002                                500                499
Nestle Capital Corp.
  1.900% due 01/10/2002                                500                500
Procter & Gamble Co.
  1.840% due 01/11/2002                                500                500
Rabobank Nederland NV
  1.850% due 01/14/2002                                500                500
Stadshypotek Delaware, Inc.
  2.240% due 01/18/2002                                400                400
Swedbank, Inc.
  2.090% due 03/28/2002                                200                199
UBS Finance, Inc.
  1.850% due 01/14/2002                                500                500
USAA Capital Corp.
  1.870% due 01/10/2002                                500                500
Washington Post Co.
  1.870% due 01/07/2002                                500                500
Wisconsin Electric Power Co.
  1.860% due 01/18/2002                                500                500
                                                                     --------
                                                                        9,892
                                                                     --------

Repurchase Agreement 1.1%
State Street Bank
  1.550% due 01/02/2002                                150                150
  (Dated 12/31/2001 Collateralized by Freddie Mac
  5.520% due 02/13/2004 valued at $154
  Repurchase proceeds are $150.)
                                                                     --------
Total Short-Term Instruments
(Cost $10,042)                                                         10,042
                                                                     --------
Total Investments (a) 98.8%                                          $ 12,713
(Cost $12,713)
Other Assets and Liabilities (Net) 1.2%                                   158
                                                                     --------
Net Assets 100.0%                                                    $ 12,871
                                                                     ========

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of December 31,2001.

                             See accompanying notes | 12.31.01 | Annual Report 7

Notes to Financial Statements
December 31, 2001

1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

8 Annual Report | 12.31.01

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                            Institutional Class           Administrative Class
--------------------------------------------------------------------------------
Money Market Portfolio                     0.35%                          0.50%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

                                                      12.31.01 | Annual Report 9

December 31, 2001

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                           Money Market Portfolio
                                                              -------------------------------------------------
                                                                Year Ended 12/31/2001    Year Ended 12/31/2000

                                                                   Shares      Amount     Shares        Amount
                                                              -------------------------------------------------
Receipts for shares sold

   Institutional Class                                                  0    $      0        739      $    739
---------------------------------------------------------     -------------------------------------------------
   Administrative Class                                            11,748      11,748      7,776         7,776
---------------------------------------------------------     -------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                  1           1         23            23
---------------------------------------------------------     -------------------------------------------------
   Administrative Class                                               222         222        206           206
---------------------------------------------------------     -------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                (70)        (70)      (682)         (682)
---------------------------------------------------------     -------------------------------------------------
   Administrative Class                                            (3,444)     (3,444)    (7,253)       (7,253)
---------------------------------------------------------     -------------------------------------------------

Net increase resulting from Portfolio share transactions            8,457    $  8,457        809      $    809
---------------------------------------------------------     -------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                          Number            % of Portfolio Held
--------------------------------------------------------------------------------
Money Market Portfolio
      Administrative Class                     1                             99
      Institutional Class                      1                            100

5. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                          $   3
Undistributed long-term capital gains                      0
Other book-to-tax accounting differences                  (3)/(1)/
Net unrealized tax appreciation/(depreciation)
   on investments                                          0
Net tax appreciation on derivatives and
   foreign-currency denominated assets and liabilities     0
                                                       -----
                                                       $   0
                                                       =====

/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)   $ 223
Long-term capital gain                                     0
                                                       -----
                                                       $ 223
                                                       =====

10 Annual Report | 12.31.01

Report of Independent Accountants

          To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Money Market Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

          PricewaterhouseCoopers LLP
          Kansas City, Missouri
          February 20, 2002

                                                     12.31.01 | Annual Report 11

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                         Number of
                         Term of                                                             Portfolios in
Name, Address,           Office and                                                          Fund Complex
Age and Position         Length of                                                           Overseen by    Other Directorships
Held with Trust          Time Served/1/ Principal Occupation(s) During Past 5 Years          Trustee        Held by Trustee

------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees

Brent R. Harris * (42)    12/1997 to  Managing Director, PIMCO; Board of Governors            51            None
Chairman of the Board     Present     and Executive Committee, Investment Company
and Director                          Institute; Chairman and Trustee, PIMCO Funds:
                                      Pacific Investment Management Series; and
                                      Chairman and Director, PIMCO Commercial Mortgage
                                      Securities Trust, Inc.

R. Wesley Burns * (42)    12/1997 to  Managing Director, PIMCO; Trustee and President,        51            None
President and Director    Present     PIMCO Funds: Pacific Investment Management Series;
                                      and Director and President, PIMCO Commercial Mortgage
                                      Securities Trust, Inc. Formerly Executive Vice
                                      President, PIMCO; and Executive Vice President, PIMCO
                                      Funds: Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)  12/1997 to  Private Investor; Professor of Finance Emeritus,        51            Director, Growth Fund of
San Marino, California    Present     University of Southern California.                                    America and Fundamental
Trustee                                                                                                     Investors Fund of the
                                                                                                            Capital Group; and
                                                                                                            Director, Good Hope
                                                                                                            Medical Foundation.

E. Philip Cannon (61)     03/2000 to  Proprietor, Cannon & Company, an affiliate of           74            None
Houston, Texas            Present     Inverness Management LLC, a private equity Trustee
                                      investment firm. Formerly, Headmaster, St. John's
                                      School, Houston, Texas. Formerly Trustee of PIMCO
                                      Advisors Funds ("PAF") and Cash Accumulation Trust
                                      ("CAT").

Vern O. Curtis (67)       12/1997 to  Private Investor. Formerly, charitable work, The        51            Director, Public Storage
Portland, Oregon          Present     Church of Jesus Christ of Latter Day Saints.                          Business Parks, Inc.,
Trustee                                                                                                     (Real Estate Investment
                                                                                                            Trust); Director, Fresh
                                                                                                            Choice, Inc.(restaurant
                                                                                                            company).

J. Michael Hagan (62)     03/2000 to  Private Investor and Business Consultant. Member        51            Director, Freedom
San Clemente, California  Present     of the Board of Regents, Santa Clara University,                      Communications;
Trustee                               and Member of the Board, Taller San Jose. Formerly,                   Director, Saint Gobain
                                      Chairman and CEO, Furon Company.                                      Corporation; Director,
                                                                                                            Ameron International;
                                                                                                            Director, Remedy Temp;
                                                                                                            and Trustee, South Coast
                                                                                                            Repertory.

Thomas P. Kemp (71)       12/1997 to  Private Investor; Chairman, One Touch Technologies      51            None
Laguna Beach, California  Present     LLC (electronic systems for long-term care facilities).
Trustee                               Formerly, Co-Chairman, U.S. Committee to Assist Russian
                                      Reform; and Chairman, Coca Cola Bottling Company of Los
                                      Angeles.

William J. Popejoy (63)   12/1997 to  President, Pacific Capital Investors. Formerly,         51            Director, PacPro (vinyl
Newport Beach, California Present     Director, California State Lottery; and                               assembly products;
Trustee                               Chief Executive Officer, Orange County, CA.                           formerly Western
                                                                                                            Printing).

/1/  Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

12 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served      Principal Occupation(s) During Past 5 Years

------------------------------------------------------------------------------------------------------------------------------------

William H. Gross (56)          12/1997 to Present         Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                     Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present         Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                     Pacific Investment Management Series.

Jeffrey M. Sargent (38)        12/1997 to Present         Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                     Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                          Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                          Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                          Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present         Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                     PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                          Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present         Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                            Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present         Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                            Management.

Henrik P. Larsen (31)          02/1999 to Present         Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                            President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                          Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present         Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                 PIMCO; Treasurer,PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                          Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-
                                                          Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present         Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                                 Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                          Secretary, PIMCO Funds: Multi-Manager Series. Formerly,Senior Portfolio
                                                          Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                          Institutional.

Erik C. Brown (34)             02/2001 to Present         Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                       PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                          Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                          Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present         Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                       Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                          Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 13

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

 PIMCO VARIABLE INSURANCE TRUST

 840 NEWPORT CENTER DRIVE, SUITE 300
 NEWPORT BEACH, CA 92660
 800.927.4648

 This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

 PIMCO FUNDS DISTRIBUTORS LLC
 2187 ATLANTIC STREET
 STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .............................................  1
Financial Highlights ..........................................  3
Statement of Assets and Liabilities ...........................  4
Statement of Operations .......................................  5
Statements of Changes in Net Assets ...........................  6
Notes to Financial Statements ................................. 12
Report of Independent Accountants ............................. 16

                                                           Fund        Schedule of
                                                           Summary     Investments
Total Return Bond Portfolio (Institutional Class) ...............2         7-11

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Total Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity fixed income securities.

DURATION:

4.29 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS:

$368.1 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                     1 Year    Since Inception*

Total Return Bond Portfolio Institutional Class       8.53%         9.54%

Lehman Brothers Aggregate Bond Index                  8.44%            -

* Annualized

SECTOR BREAKDOWN*

                                             [GRAPH]

                                Mortgage-Backed Securities   44.7%

                                Corporate Bonds & Notes      20.2%

                                U.S. Treasury Obligations     8.9%

                                Short-Term Instruments       13.6%

                                Asset-Backed Securities       8.5%

                                Other                         4.1%

QUALITY BREAKDOWN*

                                             [GRAPH]

                                        AAA        70.7%
                                         AA         7.0%
                                          A        13.2%
                                        BBB         8.2%
                                         BB         0.6%
                                        CCC         0.3%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                     [GRAPH]

                             Total Return Bond        Lehman Brothers
                                 Portfolio            Aggregate Bond
              Month             Inst. Class               Index
         ==============    =====================    ===================
           04/30/2000             10,000                  10,000
           05/31/2000             10,047                   9,995
           06/30/2000             10,233                  10,203
           07/31/2000             10,316                  10,296
           08/31/2000             10,472                  10,445
           09/30/2000             10,503                  10,511
           10/31/2000             10,567                  10,580
           11/30/2000             10,759                  10,753
           12/31/2000             10,914                  10,953
           01/31/2001             11,011                  11,132
           02/28/2001             11,141                  11,229
           03/31/2001             11,221                  11,285
           04/30/2001             11,111                  11,238
           05/31/2001             11,164                  11,306
           06/30/2001             11,202                  11,349
           07/31/2001             11,560                  11,603
           08/31/2001             11,694                  11,736
           09/30/2001             11,814                  11,872
           10/31/2001             12,042                  12,121
           11/30/2001             11,899                  11,954
           12/31/2001             11,845                  11,878

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

..   The Total Return Bond Portfolio Institutional Class returned 8.53% for the
    12-month period ended December 31, 2001, compared to the 8.44% return of the benchmark Lehman Brothers Aggregate Bond Index.
..   The Portfolio's duration was held above that of the Index during the period, which had a positive impact on returns as yields generally fell.
..   An emphasis on shorter maturity securities was positive for returns as the
    Federal Reserve lowered short-term interest rates 11 times during the period.
..   The Portfolio benefited from an overweight in mortgages, which provided a high quality source of additional yield.
..   An underweight in investment grade corporates hurt relative returns as this sector performed well due to investor expectations of economic recovery and a demand for higher yielding assets.
..   Euro-zone and UK holdings, especially shorter maturities, were a positive for performance as European markets rallied in anticipation of weaker growth and further rate cuts.
..   A small, high-quality emerging markets exposure was a positive for performance as the Portfolio was focused on countries with relatively stable economies.

2 Annual Report | 12.31.01

Financial Highlights

Total Return Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001         04/10/2000-12/31/2000
Net asset value beginning of period                              $    9.77             $   9.50
Net investment income (a)                                             0.50                 0.45
Net realized / unrealized gain on investments (a)                     0.31                 0.27
Total income from investment operations                               0.81                 0.72
Dividends from net investment income                                 (0.50)               (0.45)
Distributions from net realized capital gains                        (0.19)                0.00
Total distributions                                                  (0.69)               (0.45)
Net asset value end of period                                    $    9.89             $   9.77
Total return                                                          8.53%                7.82%
Net assets end of period (000s)                                  $  35,231             $    625
Ratio of net expenses to average net assets                           0.50%                0.50%*
Ratio of net investment income to average net assets                  5.00%                6.48%*
Portfolio turnover rate                                                217%                 415%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Total Return Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                                $       469,180
Cash and foreign currency                                                                      1,911
Receivable for investments sold and forward foreign currency contracts                        15,170
Receivable for Portfolio shares sold                                                           6,572
Interest and dividends receivable                                                              2,987
Variation margin receivable                                                                      235
Other assets                                                                                      97
----------------------------------------------------------------------------------------------------
                                                                                             496,152
----------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts             $        77,065
Payable for financing transactions                                                            14,446
Payable for short sale                                                                         1,217
Written options outstanding                                                                    2,088
Payable for Portfolio shares redeemed                                                         32,724
Accrued investment advisory fee                                                                   77
Accrued administration fee                                                                        77
Accrued servicing fee                                                                             40
Other liabilities                                                                                364
                                                                                             128,098
----------------------------------------------------------------------------------------------------
Net Assets                                                                           $       368,054
----------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                      $       369,119
Undistributed net investment income                                                              550
Accumulated undistributed net realized (loss)                                                 (3,185)
Net unrealized appreciation                                                                    1,570
----------------------------------------------------------------------------------------------------
                                                                                     $       368,054
----------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                  $        35,231
Administrative Class                                                                         332,823

Shares Issued and Outstanding:

Institutional Class                                                                            3,562
Administrative Class                                                                          33,650

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                                  $          9.89
Administrative Class                                                                            9.89
----------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                            $       469,597
----------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                        $         1,878
----------------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Total Return Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                 $  10,827
Miscellaneous income                                                                             5
   Total Income                                                                             10,832

Expenses:

Investment advisory fees                                                                       516
Administration fees                                                                            516
Distribution and/or servicing fees - Administrative Class                                      262
Trustees' fees                                                                                  14
Organization costs                                                                               1
   Total expenses                                                                            1,309
   Reimbursement by Manager                                                                     (5)
   Net Expenses                                                                              1,304

Net Investment Income                                                                        9,528
--------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                             1,143
Net realized gain on futures contracts and written options                                   3,096
Net realized gain on foreign currency transactions                                             108
Net change in unrealized (depreciation) on investments                                      (1,197)
Net change in unrealized appreciation on futures contracts and written options               1,504
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                             344
   Net Gain                                                                                  4,998

Net Increase in Assets Resulting from Operations                                         $  14,526
--------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Total Return Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                           Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                             December 31, 2001       December 31, 2000
Operations:

Net investment income                                               $           9,528       $           1,247
Net realized gain                                                               4,347                     287
Net change in unrealized appreciation                                             651                   1,005
Net increase resulting from operations                                         14,526                   2,539
-------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                         (1,561)                    (86)
   Administrative Class                                                        (7,971)                 (1,160)
From net realized capital gains
   Institutional Class                                                           (666)                      0
   Administrative Class                                                        (6,502)                      0

Total Distributions                                                           (16,700)                 (1,246)
-------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                         38,223                   3,076
   Administrative Class                                                       328,425                  55,729
Issued as reinvestment of distributions
   Institutional Class                                                          2,227                      89
   Administrative Class                                                        14,473                   1,157
Cost of shares redeemed
   Institutional Class                                                         (6,077)                 (2,568)
   Administrative Class                                                       (63,201)                 (6,495)
Net increase resulting from Portfolio share transactions                      314,070                  50,988

Total Increase in Net Assets                                                  311,896                  52,281
-------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                            56,158                   3,877
End of period *                                                     $         368,054       $          56,158

*Including net undistributed investment income of:                  $             550       $             257

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
December 31, 2001

                                                Principal
                                                   Amount          Value
                                                   (000s)         (000s)
------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 25.8%
------------------------------------------------------------------------

Banking & Finance 10.8%
Atlas Reinsurance PLC
  4.275% due 01/07/2005 (d)                     $   1,000      $   1,000
Banco Nacional de Comercio Exterior
  7.250% due 02/02/2004                               700            736
Bank of America Corp.
  2.412% due 08/26/2005 (d)                         4,700          4,701
Bank One Corp.
  2.213% due 05/07/2002 (d)                           400            400
  2.216% due 05/10/2004 (d)                           300            300
Bear Stearns Cos., Inc.
  3.850% due 12/01/2003 (d)                         2,000          2,002
Chrysler Financial Corp. LLC
  2.080% due 03/10/2003 (d)                           100             99
  2.040% due 06/17/2003 (d)                           300            294
  2.040% due 06/18/2003 (d)                           700            688
CIT Group, Inc.
  2.931% due 04/07/2003 (d)                         1,300          1,306
Donaldson, Lufkin & Jenrette, Inc.
  2.940% due 07/18/2003 (d)                           100            100
Ford Motor Credit Co.
  2.422% due 06/23/2003 (d)                           350            343
  2.860% due 07/18/2005 (d)                           400            378
Gemstone Investors LTD
  7.710% due 10/31/2004                               700            681
General Motors Acceptance Corp.
  2.740% due 07/21/2003 (d)                           500            491
  2.540% due 08/04/2003 (d)                         1,900          1,868
  2.200% due 08/18/2003 (d)                         1,600          1,566
  3.452% due 03/22/2004 (d)                         1,500          1,469
  3.010% due 05/04/2004 (d)                         2,500          2,444
  2.716% due 05/10/2004 (d)                           500            488
  2.800% due 05/17/2004 (d)                           700            683
  2.820% due 07/20/2004 (d)                           500            485
  3.240% due 07/21/2004 (d)                           400            387
  4.105% due 07/30/2004 (d)                           600            580
  8.000% due 11/01/2031                             2,400          2,450
Goldman Sachs Group, Inc.
  2.740% due 04/08/2005 (d)                         2,900          2,874
Heller Financial, Inc.
  2.727% due 07/24/2002 (d)                           500            501
Household Finance Corp.
  3.862% due 05/28/2004 (d)                           600            600
Merrill Lynch & Co.
  3.847% due 05/21/2004 (d)                           300            300
Morgan Stanley, Dean Witter & Co.
  3.888% due 05/14/2004 (d)                           600            599
Pemex Finance Ltd.
  5.720% due 11/15/2003                               100            102
Pemex Master Trust
  8.000% due 11/15/2011                             3,400          3,426
PNC Funding Corp.
  6.125% due 09/01/2003                               100            104
Popular, Inc.
  6.625% due 01/15/2004                               500            517
Premium Asset Trust
  3.837% due 11/27/2004 (d)                           100            100
  3.895% due 09/08/2007 (d)                           100            100
Residential Reinsurance
  8.510% due 06/01/2004                               100            100
Sears Roebuck Acceptance Corp.
  6.720% due 10/23/2002                             2,000          2,066
Wachovia Corp.
  4.950% due 11/01/2006                             1,000            983
WestDeutsche Landersbank
  6.050% due 01/15/2009                               200            203
Western Capital
  8.796% due 01/07/2003                             1,300          1,300
                                                               ---------
                                                                  39,814
                                                               ---------
Industrials 10.0%
American Airlines, Inc.
  7.858% due 10/01/2011                         $     700      $     699
AOL Time Warner, Inc.
  7.625% due 04/15/2031                             3,600          3,820
DaimlerChrysler North America Holding Corp.
  6.590% due 06/18/2002                               300            305
  3.797% due 08/23/2002 (d)                         1,300          1,293
  2.640% due 12/16/2002 (d)                         2,100          2,090
  7.750% due 05/27/2003                               200            209
  3.777% due 08/21/2003 (d)                         2,300          2,256
Ford Capital BV
  9.875% due 05/15/2002                             3,700          3,791
Ford Motor Co.
  7.450% due 07/16/2031                             5,300          4,869
Kerr-McGee Corp.
  3.341% due 06/28/2004 (d)                           300            300
Kroger Co.
  4.310% due 08/16/2012 (d)                           500            500
Northwest Airlines, Inc.
  6.841% due 04/01/2011                             3,300          3,079
Qwest Capital Funding, Inc.
  7.250% due 02/15/2011                               500            488
TRW, Inc.
  6.625% due 06/01/2004                               250            255
United Air Lines, Inc.
  2.301% due 12/02/2002 (d)                         1,401          1,373
  8.030% due 07/01/2011                               482            408
  6.071% due 03/01/2013                             7,700          6,882
Walt Disney Co.
  4.500% due 09/15/2004                             4,300          4,296
                                                               ---------
                                                                  36,913
                                                               ---------
Utilities 5.0%
Allete, Inc.
  4.610% due 10/20/2003 (d)                           100            100
AT&T Wireless Services, Inc.
  7.875% due 03/01/2011                               100            107
BellSouth Corp.
  6.875% due 10/15/2031                               600            619
British Telecom PLC
  3.165% due 12/15/2003 (d)                         1,900          1,921
  8.125% due 12/15/2010                               100            111
Commonwealth Edison Co.
  3.091% due 09/30/2002 (d)                           300            300
DTE Energy Co.
  7.110% due 11/15/2038                               500            511
Entergy Gulf States, Inc.
  3.381% due 09/01/2004 (d)                         3,400          3,403
France Telecom
  4.406% due 03/14/2003 (d)                         4,800          4,838
  3.396% due 07/16/2003 (d)                           200            200
  7.750% due 03/01/2011                               200            215
Indiana Michigan Power Co.
  4.087% due 09/03/2002 (d)                           100            100
Pacific Gas & Electric Co.
  0.000% due 10/31/2049 (i)                           400            370
Philadelphia Electric
  6.500% due 05/01/2003                               100            104
Sierra Pacific Resources
  2.665% due 04/20/2002 (d)                         1,000            994
Southern California Edison Co.
  5.878% due 05/01/2002 (d)                         1,000            965
Sprint Capital Corp.
  8.125% due 07/15/2002                               150            154
  6.000% due 01/15/2007                               100             99
Telekomunikacja Polska SA
  7.125% due 12/10/2003                               100            104
Texas Utilities Corp.
  2.500% due 06/15/2003 (d)                         3,000          3,003
                                                               ---------
                                                                  18,218
                                                               ---------
Total Corporate Bonds & Notes                                     94,945
                                                               ---------
(Cost $96,153)

                             See accompanying notes | 12.31.01 | Annual Report 7

Total Return Bond Portfolio
December 31, 2001

                                                    Principal
                                                       Amount         Value
                                                       (000s)        (000s)
---------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.0%
---------------------------------------------------------------------------

Fannie Mae
  7.125% due 06/15/2010                           $    1,700    $     1,866
Federal Home Loan Bank
  6.750% due 02/15/2002                                  800            804
Small Business Administration
  7.449% due 08/01/2010                                   97            105
  7.500% due 04/01/2017                                3,768          4,062
  6.290% due 01/01/2021                                  392            398
                                                                 ----------
Total U.S. Government Agencies                                        7,235
                                                                 ----------
(Cost $7,018)

---------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 11.3%
---------------------------------------------------------------------------

Treasury Inflation Protected Securities (h)
  3.625% due 07/15/2002 (b)                              166            168
  3.375% due 01/15/2007 (b)                            1,570          1,576
  3.625% due 01/15/2008                                1,650          1,668
  3.875% due 01/15/2009                                7,476          7,649
  4.250% due 01/15/2010                                1,796          1,884
  4.130% due 01/15/2011                                  204            204
  3.625% due 04/15/2028                                  110            112
  3.875% due 04/15/2029                                1,405          1,499
U.S. Treasury Bonds
  6.250% due 08/15/2023                                  100            106
  6.000% due 02/15/2026                                1,900          1,959
  6.500% due 11/15/2026                                  200            219
  5.250% due 11/15/2028                               10,800         10,119
U.S. Treasury Notes
  3.250% due 12/31/2003 (k)                           13,200         13,254
  4.625% due 05/15/2006 (k)                            1,200          1,217
                                                                -----------
Total U.S. Treasury Obligations                                      41,634
                                                                -----------
(Cost $42,238)

---------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 56.9%
---------------------------------------------------------------------------

Collateralized Mortgage Obligations 30.9%
Aurora Loan Services
  2.807% due 05/25/2030 (d)                            1,389          1,393
Bank of America Mortgage Securities, Inc.
  7.750% due 11/25/2030                                1,094          1,121
  7.500% due 02/25/2031                                   93             95
Bear Stearns Adjustable Rate Mortgage Trust
  6.212% due 11/25/2030 (d)                               69             70
  7.477% due 12/25/2030 (d)                            1,555          1,578
  7.490% due 12/25/2030 (d)                              290            296
  6.574% due 10/25/2031 (d)                            1,678          1,696
  6.709% due 11/25/2031 (d)                            1,832          1,860
  6.195% due 12/25/2031 (d)                            1,500          1,526
  6.147% due 12/25/2031 (d)                              900            912
  6.299% due 01/25/2032 (d)                            3,400          3,481
Cendant Mortgage Corp.
  2.580% due 08/25/2030 (d)                              735            737
Commercial Mortgage Asset Trust
  6.640% due 09/17/2010                               10,000         10,392
Countrywide Alternative Loan Trust
  8.000% due 07/25/2030                                  200            205
Countrywide Home Loans
  7.750% due 01/25/2031                                   31             32
Credit-Based Asset Servicing and Securitization
  2.340% due 09/25/2029 (d)                              374            375
CS First Boston Mortgage Securities Corp.
  6.750% due 12/27/2028                                  100            100
DLJ Commercial Mortgage Corp.
  2.680% due 07/05/2008 (d)                              741            741
E-Trade Bank Adjustable Rate Mortgage Trust
  7.174% due 09/25/2031                                2,731          2,778
Fannie Mae
  7.000% due 04/25/2023                               10,986         11,080
  5.000% due 04/25/2023                                1,130          1,138
  6.750% due 08/21/2031                                  990          1,002
First Horizon Asset Securities, Inc.
  6.750% due 11/25/2031                                  847            864
First Nationwide Trust
  7.750% due 07/25/2030                           $    1,101    $     1,146
Freddie Mac
  7.500% due 11/15/2016                                  469            488
  6.250% due 08/25/2022                                7,200          7,450
  8.500% due 08/01/2024                                  144            155
  6.500% due 04/15/2029                                  594            594
  7.500% due 07/15/2030                                  300            315
  2.395% due 09/15/2030 (d)                              827            831
  2.345% due 11/15/2030 (d)                            1,122          1,125
GMAC Commercial Mortgage Asset Corp.
  2.232% due 06/01/2005 (d)                              386            386
GMAC Commercial Mortgage Securities, Inc.
  4.076% due 09/11/2006 (d)                            2,000          1,945
Government National Mortgage Association
  7.500% due 11/20/2029                                  467            491
  2.332% due 06/20/2030 (d)                              138            139
  2.432% due 09/20/2030 (d)                              861            866
G-Wing Ltd.
  4.741% due 05/06/2004 (d)                            1,800          1,800
Indymac Adjustable Rate Mortgage Trust
  6.444% due 01/25/2032 (d)                              491            493
Morgan Stanley Dean Witter Capital I
  2.390% due 07/11/2011 (d)                            1,292          1,292
PNC Mortgage Securities Corp.
  7.750% due 07/25/2030                                   60             60
  7.500% due 02/25/2031                                  685            708
Resecuritization Mortgage Trust
  6.500% due 04/19/2029                                  282            289
Residential Asset Securitization Trust
  7.130% due 07/25/2031                                3,400          3,418
Residential Funding Mortgage Securities I
  6.500% due 12/25/2023                                7,523          7,270
  7.500% due 11/25/2030                                   24             24
Salomon Brothers Mortgage Securities VII
  2.820% due 09/25/2029 (d)                            1,329          1,335
  7.599% due 11/25/2030                                  134            137
Small Business Investment Cos.
  8.017% due 02/10/2010                                  838            928
  6.344% due 08/10/2011                                2,577          2,600
Structured Asset Securities Corp.
  7.000% due 02/25/2030                                  288            296
  2.870% due 05/25/2031 (d)                            1,142          1,140
  6.500% due 09/25/2031 (d)                              766            778
  6.250% due 01/25/2032                                9,000          9,143
Superannuation Members Home Loans Global Fund
  3.410% due 06/15/2026 (d)                            1,000          1,000
Torrens Trust
  2.785% due 07/15/2031 (d)                            2,447          2,447
Washington Mutual, Inc.
  6.399% due 10/19/2039                                8,100          8,263
  5.855% due 01/25/2041 (d)                              152            151
Wells Fargo Mortgage-Backed Securities Trust
  6.125% due 07/25/2031                                5,000          5,019
  6.749% due 10/25/2031                                1,897          1,922
  6.251% due 01/25/2032 (d)                            3,700          3,740
                                                                -----------
                                                                    113,656
                                                                -----------
Fannie Mae 9.4%
  6.000% due 04/01/2016                                   61             62
  6.000% due 06/01/2016                                  980            984
  6.000% due 07/01/2016                                   27             27
  6.000% due 08/01/2016                                   53             53
  6.000% due 10/01/2016                                  958            962
  6.000% due 11/01/2016                                  877            880
  5.500% due 01/17/2017 (d)                            1,000            983
  6.000% due 02/19/2017                               13,000         12,980
  7.430% due 01/25/2023                                  552            558
  6.982% due 11/01/2025 (d)                               15             15
  7.500% due 01/14/2032                                6,000          6,191
  5.420% due 10/01/2032 (d)                            6,075          6,173
  5.417% due 11/01/2035 (d)                            1,197          1,217
  6.691% due 09/01/2039 (d)                            2,841          2,936
  5.795% due 09/01/2040 (d)                              688            700
                                                                -----------
                                                                     34,721
                                                                -----------

8 Annual Report | 12.31.01 | See accompanying notes

                                                   Principal
                                                      Amount          Value
                                                      (000s)         (000s)
---------------------------------------------------------------------------

Federal Housing Administration 4.9%
  6.500% due 01/24/2032                           $   17,500    $    17,560
  7.700% due 08/01/2028                                  469            484
                                                                -----------
                                                                     18,044
                                                                -----------
Freddie Mac 2.5%
  3.890% due 07/01/2027 (d)                               23             24
  6.702% due 01/01/2028 (d)                               31             32
  7.000% due 06/15/2023                                9,049          9,186
  7.804% due 07/01/2030 (d)                               85             90
                                                                -----------
                                                                      9,332
                                                                -----------
Government National Mortgage Association 9.2%
  5.500% due 05/20/2030 (d)                              127            128
  6.000% due 02/15/2029-01/24/2032 (d)(j)             15,001         14,733
  6.375% due 04/20/2026-02/20/2027 (d)(j)                898            921
  6.500% due 01/24/2032                                  400            401
  7.000% due 10/20/2029-01/24/2032 (d)(j)             10,897         11,105
  7.500% due 03/15/2030-01/24/2032 (d)(j)              6,518          6,743
                                                                -----------
                                                                     34,031
                                                                -----------
Total Mortgage-Backed Securities                                    209,784
(Cost $208,786)                                                 -----------

---------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 10.9%
---------------------------------------------------------------------------

Ameriquest Mortgage Securities, Inc.
  2.215% due 06/15/2030 (d)                               51             51
  2.195% due 07/15/2030 (d)                              213            214
Asset Backed Securities Home Equity Corp.
  2.155% due 06/15/2031 (d)                            2,406          2,409
Bayview Financial Acquisition Trust
  2.320% due 07/25/2030 (d)                               71             71
  3.041% due 11/25/2030 (d)                            5,400          5,419
  2.210% due 07/25/2031 (d)                              177            176
Bayview Financial Asset Trust
  2.330% due 04/25/2031 (d)                              256            256
Conseco Finance
  2.265% due 10/15/2031 (d)                              938            942
Conseco Finance Securitizations Corp.
  3.220% due 09/01/2023                                5,900          5,895
Conseco Private Label Credit Card
  2.175% due 11/17/2008 (d)                            1,300          1,303
Conseco Recreational Enthusiast Consumer Trust
  7.562% due 10/15/2007                                   74             77
Contimortgage Home Equity Loan Trust
  7.580% due 08/15/2028                                  100            105
CS First Boston Mortgage Securities Corp.
  2.340% due 12/15/2030 (d)                              749            750
  3.011% due 08/25/2031 (d)                            7,155          7,177
EMC Mortgage Loan Trust
  3.950% due 05/25/2040 (d)                            4,520          4,535
GRMT II Mortgage Loan Trust
  2.352% due 06/20/2032 (d)                              348            348
Irwin Home Equity Loan Trust
  2.795% due 06/25/2021 (d)                               52             52
ITT Corp.
  6.750% due 11/15/2005                                  250            243
Long Beach Mortgage Loan Trust
  2.722% due 04/21/2008 (d)                            1,040          1,040
Marriott Vacation Club Owner Trust
  2.452% due 09/20/2017 (d)                               76             75
Novastar Home Equity Loan
  3.011% due 01/25/2030 (d)                              773            774
NPF XII, Inc.
  3.237% due 06/01/2004 (d)                            1,800          1,800
Providian Gateway Master Trust
  2.175% due 03/16/2009 (d)                              300            293
Residential Asset Mortgage Products, Inc.
  7.610% due 12/25/2027                                1,200          1,243
Structured Product Asset Trust
  5.054% due 06/20/2004 (d)                            3,000          2,961
World Financial Network Credit Card Master Trust
  2.135% due 06/16/2008 (d)                            1,800          1,794
                                                                -----------
Total Asset-Backed Securities                                        40,003
(Cost $39,942)                                                  -----------

---------------------------------------------------------------------------
  SOVEREIGN ISSUES 3.3%
---------------------------------------------------------------------------

Province of Quebec
  7.500% due 09/15/2029                           $       75    $        84
Republic of Brazil
  3.187% due 04/15/2006 (d)                              144            126
Republic of Egypt
  8.750% due 07/11/2011                                2,500          2,444
Republic of Panama
  9.625% due 02/08/2011                                  800            818
  4.500% due 07/17/2014 (d)                              385            342
United Mexican States
  9.875% due 02/01/2010                                  100            111
 11.375% due 09/15/2016                                5,100          6,268
  8.300% due 08/15/2031                                1,900          1,872
                                                                -----------
Total Sovereign Issues                                               12,065
(Cost $11,961)                                                  -----------

---------------------------------------------------------------------------
  PURCHASED PUT OPTIONS 0.0%
---------------------------------------------------------------------------

Eurodollar June Futures (CME)
  Strike @ 95.000 Exp. 06/17/2002                     25,000              0
  Strike @ 94.750 Exp. 06/17/2002                    150,000              1
  Strike @ 93.750 Exp. 06/17/2002                    239,000              1
  Strike @ 93.500 Exp. 06/17/2002                    100,000              1
  Strike @ 92.500 Exp. 06/17/2002                  1,100,000              7
Japanese Yen March Futures (CME)
  Strike @ 79.000 Exp. 03/08/2002                        125              4
                                                                -----------
Total Purchased Put Options                                              14
(Cost $28)                                                      -----------

---------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 17.3%
---------------------------------------------------------------------------

Commercial Paper 15.4%
ABN AMRO Mortgage Corp.
  1.840% due 03/20/2002                               12,500         12,451
American Electric Power, Inc.
  4.260% due 02/13/2002                                2,000          1,990
American Express Credit Corp.
  1.800% due 03/27/2002                                2,000          1,991
AT&T Corp.
  4.525% due 08/06/2002                                1,100          1,100
Danske Corp.
  1.850% due 03/20/2002                                2,400          2,391
Freddie Mac
  2.280% due 01/10/2002 (b)                              740            740
  1.760% due 01/15/2002 (b)                              700            700
General Electric Capital Corp.
  1.770% due 01/03/2002                                1,000          1,000
General Mills, Inc.
  2.970% due 01/17/2002                                  700            699
  3.010% due 01/22/2002                                  900            898
Lloyds TSB Bank PLC
  1.800% due 03/21/2002                                1,400          1,394
SBC Communications, Inc.
  2.070% due 03/27/2002                                2,100          2,091
Sprint Capital Corp.
  3.210% due 04/23/2002                                5,800          5,767
  3.450% due 05/07/2002                                  500            497
Swedbank, Inc.
  1.940% due 03/25/2002                                4,800          4,779
  2.050% due 03/28/2002                                1,300          1,295
UBS Finance, Inc.
  1.730% due 03/26/2002                                4,200          4,182
  1.840% due 03/28/2002                               11,000         10,952
  2.020% due 03/28/2002                                1,600          1,593
                                                                -----------
                                                                     56,510
                                                                -----------

                             See accompanying notes | 12.31.01 | Annual Report 9

Total Return Bond Portfolio
December 31, 2001

                                                       Principal
                                                          Amount           Value
                                                          (000s)          (000s)
--------------------------------------------------------------------------------

Repurchase Agreement 1.7%
State Street Bank
    1.550% due 01/02/2002                               $  6,246      $   6,246
                                                                      ----------
    (Dated 12/31/2001. Collateralized by
    Fannie Mae 3.125% due 11/14/2003 valued at $6,376
    Repurchase proceeds are $6,247.)

U.S. Treasury Bills 0.2%
    1.936% due 02/07/2002 (b)(j)                             745            744
                                                                      ----------

Total Short-Term Instruments
(Cost $63,471)                                                           63,500
                                                                      ----------

Total Investments (a) 127.5%                                          $ 469,180
(Cost $469,597)

Written Options (c) (0.6%)                                               (2,088)
(Premiums $3,668)

Other Assets and Liabilities (Net) (26.9%)                              (99,038)
                                                                      ----------

Net Assets 100.0%                                                     $ 368,054
                                                                      ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $469,581 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $   2,719

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (3,120)
                                                                      ----------

Unrealized depreciation-net                                           $    (401)
                                                                      ----------

(b) Securities with an aggregate market value of $2,285 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                      Unrealized
                                                            # of   Appreciation/
Type                                                   Contracts  (Depreciation)
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note (03/2002)                           6      $     (10)
U.S. Treasury 30 Year Bond (03/2002)                         126           (314)
Eurodollar September Futures (09/2002)                        72             57
Eurodollar December Futures (12/2002)                        322            221
                                                                      ----------
                                                                      $     (46)
                                                                      ----------

(c) Premiums received on written options:

                                             # of
Type                                    Contracts        Premium          Value
--------------------------------------------------------------------------------

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.970 Exp 10/04/2004        6,400,000        $   257      $     172

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp 10/19/2004        1,700,000             69            101

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp 10/19/2004        1,700,000             69             47

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.970 Exp 10/04/2004        6,400,000            257            386

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.953 Exp 01/11/2002        5,774,278            341            367

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.952 Exp 01/11/2002        6,650,000         $  340      $     422

Call - OTC Japanese Yen vs U.S. Dollar
   Strike @ 128.750 Exp 01/11/2002    708,125,000            270              5

Call - OTC Japanese Yen vs U.S. Dollar
   Strike @ 133.400 Exp 01/11/2002    833,750,000            304            101

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 112.000 Exp 02/23/2002             57             49              5

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 108.000 Exp 02/23/2002             90             66             48

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 107.000 Exp 02/23/2002            117             99             93

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 103.000 Exp 02/23/2002            116             86             83

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 102.000 Exp 02/23/2002             69             51             33

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 104.000 Exp 02/23/2002             77             80             81

Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 100.000 Exp 02/23/2002             10              6             12

Put - CME Eurodollar June Futures
   Strike @ 95.500 Exp 06/17/2002           1,101            719             28

Put - CME Eurodollar June Futures
   Strike @ 95.750 Exp 06/17/2002             619            338             23

Put - CME Eurodollar June Futures
   Strike @ 96.000 Exp 06/17/2002             259            185             13

Put - CME Eurodollar June Futures
   Strike @ 97.000 Exp 06/17/2002              31             17              7

Put - CME Eurodollar September Futures
   Strike @ 96.500 Exp 09/16/2002              31             24             17

Put - CME Eurodollar December Futures
   Strike @ 96.000 Exp 12/16/2002              45             41             44
                                                          ----------------------
                                                          $3,668      $   2,088
                                                          ----------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Foreign forward currency contracts outstanding at December 31, 2001:

                               Principal
                                  Amount                              Unrealized
                              Covered by       Settlement          Appreciation/
Type        Currency            Contract            Month         (Depreciation)
--------------------------------------------------------------------------------

Buy               EC              11,026          01/2002             $     (24)
Sell              EC              12,098          01/2002                    96
Sell              BP                 528          01/2002                   (15)
Buy               JY           1,455,923          01/2002                  (504)
Sell              JY           2,144,342          01/2002                   811
                                                                      ----------
                                                                      $     364
                                                                      ----------

10 Annual Report | 12.31.01 | See accompanying notes

--------------------------------------------------------------------------------
(f) Principal amount denoted in indicated currency:

       BP - British Pound
       EC - Euro
       JY - Japanese Yen

(g) Swap agreements outstanding at December 31, 2001:

                                                                      Unrealized
                                                      Notional     Appreciation/
Type                                                    Amount    (Depreciation)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/02/2004                                   BP     2,100      $        14

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Lehman Brothers
Exp. 03/02/2004                                          1,100                8

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/19/2006                                            500               (8)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2006                                          1,000               (7)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2006                                            600               (4)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/19/2006                                            400               (8)

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: J.P. Morgan Chase & Co.
Exp. 03/15/2004                                          1,100               (4)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/15/2004                                            200                3

Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2003                                          5,400               64

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 06/15/2006                                   BP     4,720      $         5

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month
BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 09/17/2003                                          4,100                5

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month
LIBOR.

Broker: Bank of America
Exp. 06/17/2007                                    $       900               12

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month
LIBOR.

Broker: Goldman Sachs
Exp. 06/17/2007                                          1,500               15
                                                                    -----------
                                                                    $        95
                                                                    -----------

(h) Principal amount of security is adjusted for inflation.

(i) Security is in default.

(j) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(k) Subject to financing transaction.

(l) Short sales open at December 31, 2001 were as follows:


                        Coupon
Type                        (%)       Maturity       Par    Value    Proceeds
-----------------------------------------------------------------------------
U.S. Treasury Notes      4.625      05/15/2006     1,200   $1,217      $1,207
                                                           ------------------

                            See accompanying notes | 12.31.01 | Annual Report 11

Notes to Financial Statements
December 31, 2001

1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

12 Annual Report | 12.31.01

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount.

Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell

                                                     12.31.01 | Annual Report 13

December 31, 2001

when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class      Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio                     0.50%                     0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                  U.S. Government/Agency         All Other
                                 -----------------------------------------------
                                    Purchase     Sales      Purchases     Sales
--------------------------------------------------------------------------------

Total Return Bond Portfolio         $591,275  $453,386      $ 210,866   $24,801

14 Annual Report | 12.31.01

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                                     Total Return Bond Portfolio
                                                                          ------------------------------------------------
                                                                           Year Ended 12/31/2001     Year Ended 12/31/2000

                                                                            Shares        Amount      Shares        Amount
                                                                          ------------------------------------------------
Receipts for shares sold

   Institutional Class                                                      3,884      $  38,223         324     $   3,076
---------------------------------------------------------------------   --------------------------------------------------
   Administrative Class                                                    32,859        328,425       5,832        55,729
---------------------------------------------------------------------   --------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                        225          2,227           9            89
---------------------------------------------------------------------   --------------------------------------------------
   Administrative Class                                                     1,459         14,473         120         1,157
---------------------------------------------------------------------   --------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                      (611)         (6,077)       (270)       (2,568)
---------------------------------------------------------------------   --------------------------------------------------
   Administrative Class                                                   (6,353)        (63,201)       (678)       (6,495)
---------------------------------------------------------------------   --------------------------------------------------

Net increase resulting from Portfolio share transactions                  31,463       $ 314,070       5,337     $  50,988
---------------------------------------------------------------------   --------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                              Number   % of Portfolio Held
--------------------------------------------------------------------------
Total Return Bond Portfolio
   Administrative Class                            6                    82
   Institutional Class                             2                    99

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                      Total Return Bond Portfolio
--------------------------------------------------------------------------
                                                                  Premium
--------------------------------------------------------------------------
Balance at 12/31/2000                                           $      23
Sales                                                               3,927
Closing Buys                                                          (67)
Expirations                                                          (215)
Exercised                                                               0
--------------------------------------------------------------------------
Balance at 12/31/2001                                           $   3,668
--------------------------------------------------------------------------

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                   $     928
Undistributed long-term capital gains                                 300
Post-October loss deferrals                                        (2,275)/(1)/
Net unrealized tax appreciation/(depreciation) on investments        (401)/(2)/
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities                        383 /(3)/
                                                                ---------
                                                                $  (1,065)
                                                                =========
(1) Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

(2) Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to accelerated recognition of unrealized losses on purchased options for federal income tax purposes.

(3) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)            $  13,377

Long-term capital gain                                              3,323
                                                                ---------
                                                                $  16,700
                                                                =========
                                                     12.31.01 | Annual Report 15

Report of Independent Accountants

               To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Bond Portfolio


               In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

               PricewaterhouseCoopers LLP
               Kansas City, Missouri
               February 20, 2002

16 Annual Report | 12.31.01

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                    Number of
                           Term of                                                  Portfolios in
Name, Address,             Office and                                               Fund Complex
Age and Position           Length of       Principal Occupation(s) During           Overseen by     Other Directorships Held
Held with Trust            Time Served/1/  Past 5 Years                             Trustee         by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to      Managing Director, PIMCO; Board of       51              None
Chairman of the Board and  Present         Governors and Executive Committee,
Director                                   Investment Company Institute; Chairman
                                           and Trustee, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Chairman and Director, PIMCO
                                           Commercial Mortgage Securities Trust,
                                           Inc.

R. Wesley Burns * (42)     12/1997 to      Managing Director, PIMCO; Trustee and    51              None
President and Director     Present         President, PIMCO Funds: Pacific
                                           Investment Management Series; and
                                           Director and President, PIMCO
                                           Commercial Mortgage Securities Trust,
                                           Inc. Formerly Executive Vice President,
                                           PIMCO; and Executive Vice President,
                                           PIMCO Funds: Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to      Private Investor; Professor of Finance   51              Director, Growth Fund of America
San Marino, California     Present         Emeritus, University of Southern                         and Fundamental Investors Fund
Trustee                                    California.                                              of the Capital Group; and
                                                                                                    Director, Good Hope Medical
                                                                                                    Foundation.

E. Philip Cannon (61)      03/2000 to      Proprietor, Cannon & Company, an         74              None
Houston, Texas             Present         affiliate of Inverness Management LLC,
Trustee                                    private equity investment firm.
                                           a Formerly, Headmaster, St. John's
                                           School, Houston, Texas. Formerly
                                           Trustee of PIMCO Advisors Funds ("PAF")
                                           and Cash Accumulation Trust ("CAT").

Vern O. Curtis (67)        12/1997 to      Private Investor. Formerly, charitable   51              Director, Public Storage
Portland, Oregon           Present         work, The Church of Jesus Christ of                      Business Parks, Inc., (Real
Trustee                                    Latter Day Saints.                                       Estate Investment Trust);
                                                                                                    Director, Fresh Choice, Inc.
                                                                                                    (restaurant company).

J. Michael Hagan (62)      03/2000 to      Private Investor and Business            51              Director, Freedom
San Clemente, California   Present         Consultant. Member of the Board of                       Communications; Director, Saint
Trustee                                    Regents, Santa Clara University, and                     Gobain Corporation; Director,
                                           Member of the Board, Taller San Jose.                    Ameron International; Director
                                           Formerly, Chairman and CEO, Furon                        Remedy Temp; and Trustee, South
                                           Company.                                                 Coast Repertory.

Thomas P. Kemp (71)        12/1997 to      Private Investor; Chairman, One Touch    51              None
Laguna Beach, California   Present         Technologies LLC (electronic systems
Trustee                                    for long-term care facilities).
                                           Formerly, Co-Chairman, U.S. Committee
                                           to Assist Russian Reform; and
                                           Chairman, Coca Cola Bottling Company
                                           of Los Angeles.

William J. Popejoy (63)    12/1997 to      President, Pacific Capital Investors.    51              Director, PacPro (vinyl assembly
Newport Beach, California  Present         Formerly, Director, California State                     products; formerly Western
Trustee                                    Lottery; and Chief Executive Officer,                    Printing).
                                           Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

                                                     12.31.01 | Annual Report 17

Officers of the Trust

Name, Age and                       Term of Office and
Position Held with Trust            Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)               12/1997 to Present       Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                        Pacific Investment Management Series.

James F. Muzzy (61)                 12/1997 to Present       Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                        Pacific Investment Management Series.

Jeffrey M. Sargent (38)             12/1997 to Present       Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                        Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                             Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                             Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                             Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)       12/1997 to Present       Chief Executive Officer and Managing Director, PIMCO; and Vice
Senior Vice President                                        President, PIMCO Funds: Pacific Investment Management Series and PIMCO
                                                             Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)              12/1997 to Present       Senior Vice President, PIMCO. Formerly, investment consultant,
Vice President                                               William M. Mercer.

Steven P. Kirkbaumer (45)           10/1998 to Present       Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                               Management.

Henrik P. Larsen (31)               02/1999 to Present       Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                               President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                             Supervisor, PIMCO.

John P. Hardaway (43)               12/1997 to Present       Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                    PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                             PIMCO Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                             Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)                12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities
Secretary                                                    Trust, Inc.; PIMCO Funds: Pacific Investment Management Series; and
                                                             Assistant Secretary, PIMCO Funds: Multi-Manager Series. Formerly,
                                                             Senior Portfolio Administrator, PIMCO; and Senior Mutual Fund Analyst,
                                                             PIMCO Advisors Institutional.

Erik C. Brown (34)                  02/2001 to Present       Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                          PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                             Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                             Formerly, tax consultant for Deloitte & Touche and
                                                             PricewaterhouseCoopers.

Michael J. Willemsen (41)           12/1997 to Present       Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial
Assistant Secretary                                          Mortgage Securities Trust, Inc. and PIMCO Funds: Pacific Investment
                                                             Management Series. Formerly, Project Lead, PIMCO.

18 Annual Report | 12.31.01

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                             INSTITUTIONAL CLASS

                                                            --------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .........................................................   1
Financial Highlights ......................................................   3
Statement of Assets and Liabilities .......................................   4
Statement of Operations ...................................................   5
Statements of Changes in Net Assets .......................................   6
Notes to Financial Statements .............................................   9
Report of Independent Accountants .........................................  13

                                                                           Fund              Schedule of
                                                                           Summary           Investments
Total Return Bond Portfolio II (Institutional Class) ......................  2                   7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris
Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Total Return Bond Portfolio II

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions.

DURATION:

4.87 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS:

$6.2 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                              1 Year       Since Inception*

Total Return Bond Portfolio II
 Institutional Class                           9.88%             10.08%

Lehman Brothers Aggregate Bond Index           8.44%                --


* Annualized

SECTOR BREAKDOWN:*

                                    [GRAPH]

                        Mortgage-Backed Securities 45.4%
                        Corporate Bonds and Notes  26.0%
                        U.S. Treasury Obligations  11.1%
                        Short-Term Instruments      8.2%
                        Asset-Backed Securities     7.0%
                        Other                       2.3%

QUALITY BREAKDOWN:*

                                    [GRAPH]

                                  AAA  69.2%
                                   AA  11.6%
                                    A   8.4%
                                  BBB  10.8%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

Institutional Class - Total Return Bond Portfolio II


                  Total Return Bond       Lehman Brothers
                     Portfolio II          Aggregate Bond
     Month           Inst. Class               Index
==============================================================
  04/30/2000            10,000                 10,000
  05/31/2000             9,986                  9,995
  06/30/2000            10,167                 10,203
  07/31/2000            10,235                 10,296
  08/31/2000            10,401                 10,445
  09/30/2000            10,416                 10,511
  10/31/2000            10,492                 10,580
  11/30/2000            10,715                 10,753
  12/31/2000            10,807                 10,953
  01/31/2001            10,963                 11,132
  02/28/2001            11,093                 11,229
  03/31/2001            11,159                 11,285
  04/30/2001            11,057                 11,238
  05/31/2001            11,137                 11,306
  06/30/2001            11,156                 11,349
  07/31/2001            11,533                 11,603
  08/31/2001            11,654                 11,736
  09/30/2001            11,927                 11,872
  10/31/2001            12,173                 12,121
  11/30/2001            11,951                 11,954
  12/31/2001            11,875                 11,878

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

PORTFOLIO INSIGHTS

..  The Total Return Bond Portfolio II Institutional Class returned 9.88% for the
   12-month period ended December 31, 2001, outperforming the 8.44% return of the benchmark Lehman Brothers Aggregate Bond Index.
..  The Portfolio's duration was held above that of the Index during the period, which had a positive impact on returns as yields generally fell.
..  An emphasis on shorter maturity securities was positive for returns as the
   Federal Reserve lowered short-term interest rates 11 times during the year.
..  The Portfolio benefited from an overweight in mortgages, which provided a high quality source of additional yield.
.. An underweight in investment grade corporates hurt relative returns as this sector performed well due to investor expectations of economic recovery and a demand for higher yielding assets.

                                                      2 Annual Report | 12.31.01

Financial Highlights

Total Return Bond Portfolio II (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001         04/10/2000-12/31/2000
Net asset value beginning of period                              $  10.24                 $    10.02
Net investment income (a)                                            0.50                       0.50
Net realized / unrealized gain on investments (a)                    0.49                       0.22
Total income from investment operations                              0.99                       0.72
Dividends from net investment income                                (0.50)                     (0.50)
Distributions from net realized capital gains                       (0.61)                      0.00
Total distributions                                                 (1.11)                     (0.50)
Net asset value end of period                                    $  10.12                 $    10.24
Total return                                                         9.88%                      7.41%
Net assets end of period (000s)                                  $  3,845                 $    3,499
Ratio of net expenses to average net assets                          0.50%(b)                   0.50%*
Ratio of net investment income to average net assets                 4.71%                      6.90%*
Portfolio turnover rate                                               606%                       937%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.

                             See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Total Return Bond Portfolio II
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                               $      9,431
Cash                                                                                           2
Receivable for investments sold and forward foreign currency contracts                     1,001
Interest and dividends receivable                                                             38
Variation margin receivable                                                                   15
Other assets                                                                                   3
------------------------------------------------------------------------------------------------
                                                                                          10,490
------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts            $      3,980
Payable for financing transactions                                                           200
Written options outstanding                                                                   60
Accrued investment advisory fee                                                                1
Accrued administration fee                                                                     1
                                                                                           4,242
------------------------------------------------------------------------------------------------
Net Assets                                                                          $      6,248
------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                     $      6,182
Undistributed net investment income                                                            9
Accumulated undistributed net realized (loss)                                                (5)
Net unrealized appreciation                                                                   62
------------------------------------------------------------------------------------------------
                                                                                    $      6,248
------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                 $      3,845
Administrative Class                                                                       2,403

Shares Issued and Outstanding:

Institutional Class                                                                          380
Administrative Class                                                                         237

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                                 $      10.12
Administrative Class                                                                       10.12
------------------------------------------------------------------------------------------------
Cost of Investments Owned                                                           $      9,398
------------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                            $       312
Miscellaneous income                                                                          1
   Total Income                                                                             313

Expenses:

Investment advisory fees                                                                     15
Administration fees                                                                          15
Distribution and/or servicing fees - Administrative Class                                     3
Trustees' fees                                                                                1
   Total Expenses                                                                            34

Net Investment Income                                                                       279
------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                            257
Net realized gain on futures contracts and written options                                   50
Net change in unrealized (depreciation) on investments                                      (63)
Net change in unrealized appreciation on futures contracts and written options               36
   Net Gain                                                                                 280

Net Increase in Assets Resulting from Operations                                    $       559
------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Total Return Bond Portfolio II
December 31, 2001
Amounts in thousands


                                                                    Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                      December 31, 2001       December 31, 2000
Operations:
Net investment income                                               $      279               $     354
Net realized gain                                                          307                      91
Net change in unrealized appreciation (depreciation)                       (27)                    140
Net increase resulting from operations                                     559                     585
-------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                    (174)                   (167)
   Administrative Class                                                   (105)                   (187)

From net realized capital gains
   Institutional Class                                                    (217)                      0
   Administrative Class                                                   (135)                      0

Total Distributions                                                       (631)                   (354)
-------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                       0                   3,250
   Administrative Class                                                      1                       0
Issued as reinvestment of distributions
   Institutional Class                                                     390                     172
   Administrative Class                                                    241                     182
Cost of shares redeemed
   Institutional Class                                                       0                       0
   Administrative Class                                                    (14)                 (3,261)
Net increase resulting from Portfolio share transactions                   618                     343

Total Increase in Net Assets                                               546                     574
-------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                      5,702                   5,128
End of period *                                                     $    6,248               $   5,702

*Including net undistributed investment income of:                  $        9               $      66

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
December 31, 2001

                                           Principal
                                              Amount             Value
                                              (000s)            (000s)
----------------------------------------------------------------------
CORPORATE BONDS & NOTES 39.3%
----------------------------------------------------------------------

Banking & Finance 19.9%
Bank of America Corp.
     2.412% due 08/26/2005 (d)               $   100         $   100
Bank One Corp.
     2.390% due 05/07/2002 (d)                   100             100
Bear Stearns Cos., Inc.
     3.850% due 12/01/2003 (d)                   100             100
CIT Group, Inc.
     2.931% due 04/07/2003 (d)                   100             100
First Union Corp.
     3.460% due 03/31/2005 (d)                   100             100
Ford Motor Credit Co.
     4.320% due 03/08/2004 (d)                   200             195
Heller Financial, Inc.
     2.727% due 07/24/2002 (d)                   100             100
Morgan Stanley, Dean Witter & Co.
     2.580% due 04/15/2002 (d)                   250             251
Premium Asset Trust
     3.895% due 09/08/2007 (d)                   200             200
                                                         -----------
                                                               1,246
                                                         -----------
Industrials 8.9%
AOL Time Warner, Inc.
     7.625% due 04/15/2031                       100             106
Coastal Corp.
     2.531% due 03/01/2002 (d)                   250             250
DaimlerChrysler North America Holding Corp.
     2.640% due 12/16/2002 (d)                   100             100
     3.777% due 08/21/2003 (d)                   100              98
                                                         -----------
                                                                 554
                                                         -----------
Utilities 10.5%
Commonwealth Edison Co.
     3.216% due 09/30/2003 (d)                   100             100
DTE Energy Co.
     7.110% due 11/15/2038 (d)                   250             255
Entergy Gulf States, Inc.
     4.828% due 09/01/2004 (d)                   100             100
Sprint Capital Corp.
     7.625% due 01/30/2011                       100             105
Verizon Pennsylvania
     5.650% due 11/15/2011                       100              96
                                                         -----------
                                                                 656
                                                         -----------
Total Corporate Bonds & Notes                                  2,456
(Cost $2,464)                                            -----------

----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 1.7%
----------------------------------------------------------------------

Freddie Mac
     6.875% due 09/15/2010                       100             108
                                                         -----------
Total U.S. Government Agencies                                   108
(Cost $107)                                              -----------

----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 16.8%
----------------------------------------------------------------------

Treasury Inflation Protected Securities (f)
     3.375% due 01/15/2007 (b)                   112             113
     3.875% due 01/15/2009                       108             111
     4.250% due 01/15/2010                       317             333
U.S. Treasury Bonds
     6.000% due 02/15/2026                       100             103
     5.250% due 11/15/2028                       200             187
U.S. Treasury Notes
     3.125% due 12/31/2003 (g)                   200             201
                                                         -----------
Total U.S. Treasury Obligations                                1,048
(Cost $1,067)                                            -----------

----------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 68.4%
----------------------------------------------------------------------

Collateralized Mortgage Obligations 17.1%
Bear Stearns Adjustable Rate Mortgage Trust
     6.583% due 10/25/2031 (d)                    93              94
Chase Mortgage Finance Corp.
     2.607% due 08/25/2029 (d)                   182             182
Countrywide Home Loans
    7.750% due 04/25/2030                    $    13      $       13
E-Trade Bank Adjustable Rate Mortgage Trust
    7.174% due 09/25/2031                         72              73
Government National Mortgage Association
    2.432% due 09/20/2030 (d)                     86              87
G-Wing Ltd.
    5.230% due 05/06/2004 (d)                    100             100
Merrill Lynch Mortgage Investors, Inc.
    2.402% due 01/20/2030 (d)                     68              68
Morgan Stanley Capital I
    7.460% due 02/15/2020                        190             204
Salomon Brothers Mortgage Securities VII
    2.330% due 09/25/2029 (d)                     48              49
Structured Asset Securities Corp.
    6.500% due 09/25/2031 (d)                     96              97
U.S. Restaurant Properties Funding
    4.210% due 08/26/2008 (d)                     99              99
                                                         -----------
                                                               1,066
                                                         -----------
Fannie Mae 16.0%
    6.000% due 02/19/2017                      1,000             998

Federal Housing Administration 32.1%
    6.500% due 01/24/2032                      2,000           2,008

Freddie Mac 0.8%
    6.702% due 01/01/2028 (d)                     29              30
    6.890% due 07/01/2027 (d)                     22              22
                                                         -----------
                                                                  52
                                                         -----------
Government National Mortgage Association 2.4%
    5.500% due 05/20/2030 (d)                     63              64
    6.375% due 02/20/2027 (d)                     86              88
                                                         -----------
                                                                 152
                                                         -----------
Total Mortgage-Backed Securities                               4,276
(Cost $4,228)                                            -----------

----------------------------------------------------------------------
ASSET-BACKED SECURITIES 10.6%
----------------------------------------------------------------------

Ameriquest Mortgage Securities, Inc.
    2.215% due 06/15/2030 (d)                     51              51
    2.195% due 07/15/2030 (d)                    107             107
Bayview Financial Acquisition Trust
    2.210% due 07/25/2031 (d)                     88              88
Conseco Recreational Enthusiast Consumer Trust
    7.562% due 10/15/2007                         37              38
Fremont Home Loan Owner Trust
    2.325% due 12/25/2029 (d)                     87              87
GRMT II Mortgage Loan Trust
    2.352% due 06/20/2032 (d)                     87              87
Irwin Home Equity Loan Trust
    2.305% due 06/25/2021 (d)                    104             104
Providian Gateway Master Trust
    2.745% due 03/15/2007 (d)                    100             100
                                                         -----------
Total Asset-Backed Securities                                    662
(Cost $660)                                              -----------

----------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
----------------------------------------------------------------------

U.S. Treasury Note (OTC)
    6.000% due 06/30/2002
    Strike @ 117.000 Exp. 02/25/2002           4,800               1
                                                         -----------
Total Purchased Call Options                                       1
(Cost $1)                                                -----------

----------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
----------------------------------------------------------------------

Eurodollar June Futures (CME)
    Strike @ 94.750 Exp. 06/17/2002            5,000               0
    Strike @ 93.750 Exp. 06/17/2002            1,000               0
    Strike @ 93.500 Exp. 06/17/2002            2,000               0
    Strike @ 92.500 Exp. 06/17/2002           72,000               0
                                                         -----------
Total Purchased Put Options                                        0
(Cost $1)                                                -----------

                   See accompanying notes | 12.31.01 | Annual Report 7

Total Return Bond Portfolio II
December 31, 2001

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
  PREFERRED SECURITY 1.8%
--------------------------------------------------------------------------------

UBS Preferred Funding Trust I
  8.622% due 10/29/2049 (d)                             100,000     $     111
                                                                      -------
Total Preferred Security                                                  111
                                                                      -------
(Cost $101)

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 12.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)

Commercial Paper 6.4%
General Electric Capital Corp.
  1.800%  due 03/27/2002                              $     300           299
Walt Disney Co.
  2.650%  due 02/07/2002                                    100           100
                                                                      -------
                                                                          399
                                                                      -------
Repurchase Agreement 5.9%
State Street Bank
  1.550%  due 01/02/2002                                    370           370
  (Dated 12/31/2001. Collateralized by
  Freddie Mac 3.500% due 09/15/2003 valued at $381.
  Repurchase proceeds are $370.)

                                                                      -------
Total Short-Term Instruments                                              769
                                                                      -------
(Cost $769)

Total Investments (a) 150.9%                                        $   9,431
(Cost $9,398)

Written Options (c) (0.9%)                                                (60)
(Premiums $93)

Other Assets and Liabilities (Net) (50.0%)                             (3,123)
                                                                      -------

Net Assets 100.0%                                                   $   6,248
                                                                      -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $9,397 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $      71

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (37)
                                                                      -------

Unrealized appreciation-net                                         $      34
                                                                      -------
(b) Securities with an aggregate market value of $113 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                    Unrealized
                                                           # of  Appreciation/
Type                                                  Contracts (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (03/2002)                          8     $     (20)
Eurodollar September Futures (09/2002)                       12             8
Eurodollar December Futures (12/2002)                        12             8
                                                                      -------
                                                                    $      (4)
                                                                      -------

(c) Premiums received on written options:

                                               # of
Type                                      Contracts     Premium         Value
--------------------------------------------------------------------------------
Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004           100,000   $       4     $       6

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004           100,000           4             3

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.200 Exp. 11/02/2004           100,000           3             1

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.700 Exp. 11/02/2004           100,000           3             4

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 108.000 Exp.                          2           2             1
   02/23/2002

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 107.000 Exp.                         49          36            39
   02/23/2002

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 103.000 Exp.                          2           1             1
   02/23/2002

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 104.000 Exp.                          1           1             1
   02/23/2002

Put - CME Eurodollar June Futures
   Strike @ 95.500 Exp. 06/17/2002               24          16             1

Put - CME Eurodollar June Futures
   Strike @ 95.750 Exp. 06/17/2002               20          13             1

Put - CME Eurodollar June Futures
   Strike @ 96.000 Exp. 06/17/2002                9           7             0

Put - CME Eurodollar June Futures
   Strike @ 97.000 Exp. 06/17/2002                1           1             0

Put - CME Eurodollar September Futures
   Strike @ 96.500 Exp. 09/16/2002                1           1             1

Put - CME Eurodollar December Futures
   Strike @ 96.000 Exp. 12/16/2002                1           1             1
                                                        ---------------------
                                                      $      93     $      60
                                                        ---------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Swap agreements outstanding at December 31, 2001:

                                                                    Unrealized
                                                       Notional  Appreciation/
Type                                                    Amount   Depreciation)
--------------------------------------------------------------------------------
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs
Exp. 06/17/2007                                       $     100     $       1

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America
Exp. 06/17/2007                                             100             1

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.

Broker: Bank of America
Exp. 06/17/2012                                             200            (2)
                                                                      -------
                                                                    $       0
                                                                      -------

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to financing transaction.

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

                                                      12.31.01 | Annual Report 9

December 31, 2001

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

10 Annual Report | 12.31.01

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class     Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio II                    0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                      U.S. Government/Agency      All Other
                                      ------------------------------------------
                                       Purchases     Sales    Purchases   Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio II         $  55,799   $ 60,387   $   2,300  $ 1,116

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                               Total Return Bond Portfolio II
                                            ------------------------------------
                                                                        Premium
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                   $     5
Sales                                                                        93
Closing Buys                                                                  0
Expirations                                                                  (5)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2001                                                   $    93
--------------------------------------------------------------------------------

                                                     12.31.01 | Annual Report 11

December 31, 2001

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                        Total Return Bond Portfolio II
                                                               -------------------------------------------------
                                                                Year Ended 12/31/2001     Year Ended 12/31/2000

                                                                  Shares       Amount     Shares         Amount
                                                               -------------------------------------------------
Receipts for shares sold

   Institutional Class                                                 0       $    0        325      $   3,250
----------------------------------------------------------     -------------------------------------------------
   Administrative Class                                                0            1          0              0
----------------------------------------------------------     -------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                38          390         17            172
----------------------------------------------------------     -------------------------------------------------
   Administrative Class                                               23          241         18            182
----------------------------------------------------------     -------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                 0            0          0              0
----------------------------------------------------------     -------------------------------------------------
   Administrative Class                                               (1)         (14)      (325)        (3,261)
----------------------------------------------------------     -------------------------------------------------
Net increase resulting from Portfolio share transactions              60       $  618         35      $     343

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                             Number       % of Portfolio Held
--------------------------------------------------------------------------------
Total Return Bond Portfolio II
   Administrative Class                           1                        99
   Institutional Class                            1                       100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                  $      11
Undistributed long-term capital gains                                 23
Other book-to-tax accounting differences                              (2)/(1)/
Net unrealized tax appreciation/(depreciation)
  on investments                                                      34/(2)/
Net tax appreciation on derivatives and
  foreign-currency denominated assets and liabilities                  0/(3)/
                                                               ---------
                                                               $      66
                                                               ---------

/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

(2) Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to accelerated recognition of unrealized losses on purchased options for federal income tax purposes.

(3) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)           $     596
Long-term capital gain                                                35
                                                               ---------
                                                               $     631
                                                               ---------

 12 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Bond Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Bond Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

                                                     12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                            Number of
                           Term of                                                          Portfolios in
Name, Address,             Office and                                                       Fund Complex
Age and Position           Length of      Principal Occupation(s) During                    Overseen by    Other Directorships Held
Held with Trust            Time Served/1/ Past 5 Years                                      Trustee        by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)     12/1997 to     Managing Director, PIMCO; Board of Governors      51             None
Chairman of the Board and  Present        and Executive Committee, Investment Company
Director                                  Institute; Chairman and Trustee, PIMCO Funds:
                                          Pacific Investment Management Series; and
                                          Chairman and Director, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)     12/1997 to     Managing Director, PIMCO; Trustee and President,  51             None
President and Director     Present        PIMCO Funds: Pacific Investment Management
                                          Series; and Director and President, PIMCO
                                          Commercial Mortgage Securities Trust, Inc.
                                          Formerly Executive  Vice   President, PIMCO;
                                          and Executive  Vice President, PIMCO Funds:
                                          Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)   12/1997 to     Private Investor; Professor of Finance            51             Director, Growth Fund of
San Marino, California     Present        Emeritus, University of Southern California.                     America and Fundamental
Trustee                                                                                                    Investors Fund of the
                                                                                                           Capital Group; and
                                                                                                           Director, Good Hope
                                                                                                           Medical Foundation.

E. Philip Cannon (61)      03/2000 to     Proprietor, Cannon & Company, an affiliate of     74             None
Houston, Texas             Present        Inverness Management LLC, a private equity
Trustee                                   investment firm. Formerly, Headmaster,
                                          St. John's School, Houston, Texas. Formerly
                                          Trustee of PIMCO  Advisors Funds ("PAF") and
                                          Cash Accumulation Trust ("CAT").


Vern O. Curtis (67)        12/1997 to     Private Investor. Formerly, charitable work,      51             Director, Public Storage
Portland, Oregon           Present        The Church of Jesus Christ of Latter Day Saints.                 Business Parks, Inc.,
Trustee                                                                                                    (Real Estate Investment
                                                                                                           Trust); Director, Fresh
                                                                                                           Choice, Inc. (restaurant
                                                                                                           company).

J. Michael Hagan (62)      03/2000 to     Private Investor and Business Consultant.         51             Director, Freedom
San Clemente, California   Present        Member of the Board of Regents, Santa Clara                      Communications; Director,
Trustee                                   University, and Member of the Board, Taller                      Saint Gobain Corporation;
                                          San Jose.  Formerly, Chairman and CEO, Furon                     Director, Ameron
                                          Company.                                                         International; Director,
                                                                                                           Remedy Temp; and Trustee,
                                                                                                           South Coast Repertory.


Thomas P. Kemp (71)        12/1997 to     Private Investor; Chairman, One Touch             51             None
Laguna Beach, California   Present        Technologies LLC  (electronic systems for
Trustee                                   long-term care facilities). Formerly,Co-
                                          Chairman, U.S. Committee to Assist Russian
                                          Reform; and Chairman, Coca Cola Bottling
                                          Company of Los Angeles.


William J. Popejoy (63)    12/1997 to     President, Pacific Capital Investors.             51             Director, PacPro (vinyl
Newport Beach, California   Present       Formerly, Director, California State                             assembly products;
Trustee                                   Lottery; and Chief Executive Officer,                            formerly Western
                                          Orange County, CA.                                               Printing).

/1/  Trustees serve until their successors are duly elected and qualified.

* Each of Mr Harris and Mr Burns is an interested person of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

 14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served   Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present      Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Vice President                                         Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present      Managing Director, PIMCO; and Vice President, PIMCO Funds: Senior Vice
President                                              Pacific Investment Management Series.


Jeffrey M. Sargent (38)        12/1997 to Present      Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                  Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                       Securities Trust,Inc. and PIMCO Funds: Pacific Investment Management
                                                       Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                       Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present      Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                  PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                       Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present      Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                         Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present      Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                         Management.

Henrik P. Larsen (31)          02/1999 to Present      Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                         President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                       Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present      Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                              PIMCO; Treasurer,  PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                       PIMCO Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                       Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present      Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                              Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                       Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Portfolio
                                                       Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                       Institutional.

Erik C. Brown (34)             02/2001 to Present      Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                    PIMCO Commercial Mortgage  Securities Trust, Inc., PIMCO Funds: Pacific
                                                       Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                       Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present      Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                    Securities Trust,Inc. and PIMCO Funds: Pacific Investment Management Series.
                                                       Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter................................................... 1
Financial Highlights................................................ 3
Statement of Assets and Liabilities................................. 4
Statement of Operations............................................. 5
Statements of Changes in Net Assets................................. 6
Notes to Financial Statements....................................... 9
Report of Independent Accountants...................................13

                                                                        Fund           Schedule of
                                                                        Summary        Investments
Low Duration Bond Portfolio (Institutional Class).....................     2               7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Low Duration Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily short maturity fixed income securities.

DURATION:

2.81 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS:
$5.6 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                       1 Year   Since Inception*

Low Duration Bond Portfolio Institutional Class         7.77%        8.09%

Merrill Lynch 1-3 Year Treasury Index                   8.30%           -

* Annualized

SECTOR BREAKDOWN*

                                    [GRAPH]

                       Mortgage-Backed Securities  61.0%
                       U.S. Treasury Obligations   10.3%
                       Short-Term Instruments      14.0%
                       Corporate Bonds & Notes     12.4%
                       Other                        2.3%

QUALITY BREAKDOWN*

                                    [GRAPH]

                                  AAA   80.8%
                                   AA    5.7%
                                    A    7.0%
                                  BBB    5.4%
                                  CCC    1.1%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                            Low Duration          Merrill Lynch
                           Bond Portfolio       1-3 Year Treasury
            Month           Inst. Class               Index
       ===============   ==================   =====================
         04/30/2000            10,000                 10,000
         05/31/2000            10,026                 10,041
         06/30/2000            10,165                 10,145
         07/31/2000            10,226                 10,209
         08/31/2000            10,305                 10,285
         09/30/2000            10,382                 10,359
         10/31/2000            10,434                 10,414
         11/30/2000            10,544                 10,513
         12/31/2000            10,626                 10,638
         01/31/2001            10,800                 10,771
         02/28/2001            10,818                 10,841
         03/31/2001            10,879                 10,932
         04/30/2001            10,959                 10,961
         05/31/2001            11,049                 11,023
         06/30/2001            11,028                 11,060
         07/31/2001            11,238                 11,184
         08/31/2001            11,309                 11,249
         09/30/2001            11,498                 11,434
         10/31/2001            11,602                 11,542
         11/30/2001            11,499                 11,517
         12/31/2001            11,452                 11,521


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

.. The Low Duration Bond Portfolio Institutional Class underperformed its benchmark, returning 7.77% for the year ending December 31, 2001, versus a return of 8.30% for the Merrill Lynch 1-3 Year Treasury Index.
..  Maintaining above-Index duration, or sensitivity to interest rate changes, positively impacted returns as interest rates fell during the year.
..  The Portfolio's broader-than-Index maturity structure detracted from returns as short rates fell more dramatically than intermediate rates.
.. An allocation to mortgage backed securities was neutral as the sector performed in line with Treasuries. Returns within the sector, however, were enhanced by strong security selection.
.. As credit premiums narrowed, the Portfolio's allocation to corporate issues, including both investment-grade and limited below-investment-grade holdings, was positive.
.. Non-U.S. holdings, including developed and emerging markets, were a slight positive.

2  Annual Report | 12.31.01 6.30.01 | See accompanying notes

Financial Highlights

Low Duration Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:          12/31/2001       04/10/2000-12/31/2000
Net asset value beginning of period                            $       9.82       $     9.70
Net investment income (a)                                              0.60             0.46
Net realized / unrealized gain on investments (a)                      0.15             0.12
Total income from investment operations                                0.75             0.58
Dividends from net investment income                                  (0.56)           (0.46)
Distributions from net realized capital gains                         (0.06)            0.00
Total distributions                                                   (0.62)           (0.46)
Net asset value end of period                                  $       9.95       $     9.82
Total return                                                           7.77%            6.13%
Net assets end of period (000s)                                $        468       $    5,430
Ratio of net expenses to average net assets                            0.55%(b)         0.50%*
Ratio of net investment income to average net assets                   5.99%            6.49%*
Portfolio turnover rate                                                 661%             165%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of net expenses to average net assets excluding interest expense is 0.50%.

                         See accompanying notes  |  12.31.01  |  Annual Report 3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $      8,483
Cash and foreign currency                                                                  4
Receivable for investments sold and forward foreign currency contracts                   983
Receivable for Portfolio shares sold                                                      16
Interest and dividends receivable                                                         67
Other assets                                                                               1
--------------------------------------------------------------------------------------------
                                                                                       9,554
--------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts        $      2,727
Payable for financing transactions                                                       200
Payable for short sale                                                                   101
Accrued investment advisory fee                                                            1
Accrued administration fee                                                                 1
Accrued servicing fee                                                                      1
Due to custodian                                                                         866
Other liabilities                                                                         14
                                                                                       3,911
--------------------------------------------------------------------------------------------
Net Assets                                                                      $      5,643
--------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $      5,633
(Overdistributed) net investment income                                                   (7)
Accumulated undistributed net realized (loss)                                            (46)
Net unrealized appreciation                                                               63
--------------------------------------------------------------------------------------------
                                                                                $      5,643
--------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $        468
Administrative Class                                                                   5,175

Shares Issued and Outstanding:

Institutional Class                                                                       47
Administrative Class                                                                     520


Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Institutional Class                                                             $       9.95
Administrative Class                                                                    9.95
--------------------------------------------------------------------------------------------
Cost of Investments Owned                                                       $      8,427
--------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                   $          4
--------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                                             $       388
   Total Income                                                                                              388


Expenses:

Investment advisory fees                                                                                      15
Administration fees                                                                                           15
Distribution and/or servicing fees - Administrative Class                                                      4
Trustees' fees                                                                                                 1
Interest expense                                                                                               3
   Total Expenses                                                                                             38

Net Investment Income                                                                                        350
----------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                              81
Net realized (loss) on futures contracts and written options                                                (14)
Net realized (loss) on foreign currency transactions                                                         (8)
Net change in unrealized appreciation on investments                                                          57
Net change in unrealized appreciation on futures contracts and written options                                 3
Net change in unrealized appreciation on translation of assets and liabilities denominated in
foreign currencies                                                                                             4
   Net Gain                                                                                                  123

Net Increase in Assets Resulting from Operations                                                     $       473
----------------------------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Low Duration Bond Portfolio
December 31, 2001
Amounts in thousands


                                                                                        Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                          December 31, 2001       December 31, 2000
Operations:
Net investment income                                                            $             350       $             352
Net realized gain (loss)                                                                        59                     (69)
Net change in unrealized appreciation                                                           64                     123
Net increase resulting from operations                                                         473                     406
--------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                        (205)                   (250)
   Administrative Class                                                                       (145)                   (102)
From net realized capital gains
   Institutional Class                                                                          (3)                      0
   Administrative Class                                                                        (29)                      0

Total Distributions                                                                           (382)                   (352)
--------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                           0                   5,187
   Administrative Class                                                                      4,669                     783
Issued as reinvestment of distributions
   Institutional Class                                                                         208                     256
   Administrative Class                                                                        174                      95
Cost of shares redeemed
   Institutional Class                                                                      (5,270)                    (80)
   Administrative Class                                                                       (401)                 (5,272)
Net increase (decrease) resulting from Portfolio share transactions                           (620)                    969

Total Increase (Decrease) in Net Assets                                                       (529)                  1,023
--------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                          6,172                   5,149
End of period *                                                                  $           5,643       $           6,172

*Including net (overdistributed) investment income of:                           $              (7)      $              (3)

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
December 31, 2001


                                                Principal
                                                   Amount        Value
                                                   (000s)       (000s)
--------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 18.6%
--------------------------------------------------------------------------------

Banking & Finance 8.8%
Bank of America Corp.
     2.412% due 08/26/2005 (d)                    $   100    $     100
General Motors Acceptance Corp.
     2.540% due 08/04/2003 (d)                        200          197
Goldman Sachs Group, Inc.
     2.740% due 04/08/2005 (d)                        100           99
Pemex Project Funding Master Trust
     3.431% due 01/07/2005 (d)                        100          100
                                                               -------
                                                                   496
                                                               -------
Industrials 4.5%
Conoco Funding Co.
     5.450% due 10/15/2006                            100          100
Witco Corp.
     6.600% due 04/01/2003                            150          153
                                                               -------
                                                                   253
                                                               -------
Utilities 5.3%
British Telecom PLC
     3.165% due 12/15/2003 (d)                        100          101
France Telecom
     7.200% due 03/01/2006 (d)                        100          106
Pacific Gas & Electric Co.
     0.000% due 10/31/2049 (e)                        100           93
                                                               -------
                                                                   300
                                                               -------
Total Corporate Bonds & Notes                                    1,049
                                                               -------
(Cost $1,050)

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 15.5%
--------------------------------------------------------------------------------

Treasury Inflation Protected
Securities (c)
     3.625% due 07/15/2002 (b)                        166          168
     3.375% due 01/15/2007                            505          507
U.S. Treasury Notes
     3.250% due 12/31/2003 (g)                        200          201
                                                               -------
Total U.S. Treasury Obligations                                    876
                                                               -------
(Cost $860)

--------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES 91.6%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 27.2%
Bear Stearns Adjustable Rate
Mortgage Trust
     6.299% due 01/25/2032 (d)                        100          102
Collateralized Mortgage Securities Corp.
    10.950% due 02/01/2014                            580          580
Countrywide Home Loans
     7.750% due 04/25/2030                             13           13
First Horizon Asset Securities, Inc.
     6.750% due 02/25/2031                             24           24
Freddie Mac
     2.245% due 07/15/2028 (d)                        104          103
General Electric Capital Mortgage Services, Inc.
     6.500% due 03/25/2024                            408          414
PNC Mortgage Securities Corp.
     7.750% due 08/25/2030                             20           20
Structured Asset Securities Corp.
     6.750% due 07/25/2029                            112          114
Washington Mutual, Inc.
     5.723% due 01/25/2041 (d)                         76           75
Wells Fargo Mortgage-Backed Securities Trust
     7.000% due 02/25/2016                             86           89
                                                               -------
                                                                 1,534
                                                               -------
Fannie Mae 2.2%
     5.795% due 09/01/2040 (d)                        125          127
                                                               -------
                                                                   127
                                                               -------
Federal Housing Administration 35.8%
     6.390% due 10/01/2020                            509          516
     6.500% due 01/24/2032                          1,500        1,505
                                                               -------
                                                                 2,021
                                                               -------
Government National Mortgage Association 26.4%
     7.500% due 01/24/2032                        $ 1,000    $   1,034
     8.000% due 10/15/2030-12/15/2030 (f)             330          346
     8.500% due 10/15/2030                            101          108
                                                               -------
                                                                 1,488
                                                               -------
Total Mortgage-Backed Securities                                 5,170
                                                               -------
(Cost $5,130)

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES 3.6%
--------------------------------------------------------------------------------

Bayview Financial Acquisition Trust
     2.320% due 11/25/2030 (d)                        200          201
                                                               -------
Total Asset-Backed Securities                                      201
                                                               -------
(Cost $200)

--------------------------------------------------------------------------------
   SHORT-TERM INSTRUMENTS 21.0%
--------------------------------------------------------------------------------

Commercial Paper 17.7%
ABN AMRO Mortgage Corp.
     1.840% due 03/20/2002                            100          100
Freddie Mac
     2.280% due 01/10/2002 (b)                          5            5
General Electric Capital Corp.
     1.800% due 03/27/2002                            100          100
KFW International Finance, Inc.
     1.770% due 03/12/2002                            200          199
Sprint Capital Corp.
     3.450% due 05/07/2002                            100           99
Swedbank, Inc.
     1.800% due 03/28/2002                            200          199
UBS Finance, Inc.
     1.860% due 03/28/2002                            200          199
Walt Disney Co.
     2.960% due 02/06/2002                            100          100
                                                               -------
                                                                 1,001
                                                               -------
Repurchase Agreement 3.3%
State Street Bank
     1.550% due 01/02/2002                            186          186
     (Dated 12/31/2001. Collateralized by Fannie Mae
     5.375% due 03/08/2004
     valued at $194.
     Repurchase proceeds are $186.)
                                                               -------
Total Short-Term Instruments                                     1,187
                                                               -------
(Cost $1,187)

Total Investments (a) 150.3%                                 $   8,483
(Cost $8,427)

Other Assets and Liabilities (Net) (50.3%)                      (2,840)
                                                               -------

Net Assets 100.0%                                            $   5,643
                                                               -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $8,427 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                         $      74

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                   (18)
                                                               -------
Unrealized appreciation-net                                  $      56
                                                               -------

                             See accompanying notes | 12.31.01 | Annual Report 7

Low Duration Bond Portfolio
December 31, 2001

(b) Securities with an aggregate market value of $173 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                     # of            Unrealized
Type                                               Contracts        Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (03/2002)                    2              $       2
Eurodollar September Futures (09/2002)                 1                      1
Eurodollar December Futures (12/2002)                  1                      0
                                                                      ---------
                                                                      $       3
                                                                      =========

(c) Principal amount of the security is adjusted for inflation.

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Security is in default.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Subject to financing transaction.

(h) Foreign forward currency contracts outstanding at December 31, 2001:

                         Principal
                            Amount                             Unrealized
                        Covered by        Settlement        Appreciation/
Type      Currency        Contract             Month       (Depreciation)
--------------------------------------------------------------------------
Buy             EC             183           01/2002          $       1
Sell                           110           01/2002                  0
Buy             JY          25,511           01/2002                 (5)
Sell                        28,193           01/2002                  9
                                                              ---------
                                                              $       5
                                                              =========

(i) Principal amount denoted in indicated currency:

       EC - Euro
       JY - Japanese Yen
       BP - British Pound

(j) Swap agreements outstanding at December 31, 2001:

                                                                                                      Unrealized
                                                                               Notional             Appreciation/
Type                                                                             Amount            (Depreciation)
------------------------------------------------------------------------------------------------------------------
Receive floating rate based on 6-month JY-LIBOR and
pay a fixed rate equal to 1.805%.

Broker: Morgan Stanley Dean Witter
Exp. 01/11/2011                                                 JY               4,000                $     (2)

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/02/2004                                                 BP                 300                       2

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Lehman Brothers
Exp. 03/02/2004                                                                    100                       1

Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Morgan Stanley Dean Witter
Exp. 03/15/2004                                                                    100                       0
                                                                                                      --------
                                                                                                      $      1
                                                                                                      ========


(k) Short sales open at December 31, 2001 were as follows:

                            Coupon
Type                           (%)      Maturity      Par      Value  Proceeds
------------------------------------------------------------------------------
U.S. Treasury Notes          4.625      05/15/06      100    $   101    $  101
                                                             -----------------

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Low Duration Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                      12.31.01 | Annual Report 9

December 31, 2001

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset

10 Annual Report | 12.31.01
value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class       Administrative Class
--------------------------------------------------------------------------------

Low Duration Bond Portfolio                     0.50%                      0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                 U.S. Government/Agency           All Other
                               -------------------------------------------------
                                 Purchases        Sales   Purchases       Sales
--------------------------------------------------------------------------------
Low Duration Bond Portfolio       $ 65,715     $ 65,841     $ 2,228     $ 3,427

                                                     12.31.01 | Annual Report 11

December 31, 2001

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                          Low Duration Bond Portfolio
                                                                           ---------------------------------------------------
                                                                           Year Ended 12/31/2001         Year Ended 12/31/2000
                                                                             Shares       Amount           Shares       Amount
                                                                           ---------------------------------------------------
Receipts for shares sold

   Institutional Class                                                            0     $      0              535      $ 5,187
------------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                         467        4,669               80          783
------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Institutional Class                                                           21          208               26          256
------------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                          17          174               10           95
------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

   Institutional Class                                                         (527)      (5,270)              (8)         (80)
------------------------------------------------------------------------------------------------------------------------------
   Administrative Class                                                         (40)        (401)            (543)      (5,272)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from Portfolio
 share transactions                                                             (62)    $   (620)             100      $   969
==============================================================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                     Number       % of Portfolio Held
---------------------------------------------------------------------
Low Duration Bond Portfolio
   Administrative Class                   3                        92
   Institutional Class                    1                       100

6. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                       $    0
Undistributed long-term capital gains                                    4
Post-October loss deferrals                                            (48)/(1)/
Other book-to-tax accounting differences                                (2)/(2)/
Net unrealized tax appreciation/(depreciation) on                       56
investments
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities                           0/(3)/
                                                                    ------
                                                                    $   10
                                                                    ======

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)           $ 377
Long-term capital gain                                             5
                                                               -----
                                                               $ 382
                                                               =====

12 Annual Report | 12.31.01

Report of Independent Accountants

                           To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Low Duration Bond Portfolio

                           In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Low Duration Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                           PricewaterhouseCoopers LLP
                           Kansas City, Missouri
                           February 20, 2002

                                                     12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                              Number of
                              Term of                                                         Portfolios in
Name, Address,                Office and                                                      Fund Complex
Age and Position              Length of                                                       Overseen by
Held with Trust               Time Served/1/  Principal Occupation(s) During Past 5 Years     Trustee
----------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)        12/1997 to      Managing Director, PIMCO; Board of              51
Chairman of the Board and     Present         Governors and Executive Committee,
Director                                      Investment Company Institute; Chairman
                                              and Trustee, PIMCO Funds: Pacific
                                              Investment Management Series; and
                                              Chairman and Director, PIMCO Commercial
                                              Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)        12/1997 to      Managing Director, PIMCO; Trustee and           51
President and Director        Present         President, PIMCO Funds: Pacific Investment
                                              Management Series; and Director and President,
                                              PIMCO Commercial Mortgage Securities Trust, Inc.
                                              Formerly Executive Vice President, PIMCO;
                                              and Executive Vice President, PIMCO Funds:
                                              Multi-Manager Series.

Non-Interested Trustees

Guilford C. Babcock (70)      12/1997 to      Private Investor; Professor of Finance          51
San Marino, California        Present         Emeritus, University of Southern California.
Trustee




E. Philip Cannon (61)         03/2000 to      Proprietor, Cannon & Company, an                74
Houston, Texas                Present         affiliate of Inverness Management LLC, a
Trustee                                       private equity investment firm. Formerly,
                                              Headmaster, St. John's School, Houston,
                                              Texas. Formerly Trustee of PIMCO Advisors
                                              Funds ("PAF") and Cash Accumulation Trust
                                              ("CAT").

Vern O. Curtis (67)           12/1997 to      Private Investor. Formerly, charitable          51
Portland, Oregon              Present         work, The Church of Jesus Christ of Latter Day
Trustee                                       Saints.


J. Michael Hagan (62)         03/2000 to      Private Investor and Business Consultant.       51
San Clemente, California      Present         Member of the Board of Regents, Santa Clara
Trustee                                       University, and Member of the Board, Taller
                                              San Jose. Formerly, Chairman and CEO,
                                              Furon Company.


Thomas P. Kemp (71)           12/1997 to      Private Investor; Chairman, One Touch           51
Laguna Beach, California      Present         Technologies LLC (electronic systems
Trustee                                       for long-term care facilities).
                                              Formerly, Co-Chairman, U.S. Committee to
                                              Assist Russian Reform; and Chairman, Coca Cola
                                              Bottling Company of Los Angeles.

William J. Popejoy (63)       12/1997 to      President, Pacific Capital Investors.           51
Newport Beach, California     Present         Formerly, Director, California State
Trustee                                       Lottery; and Chief Executive Officer,
                                              Orange County, CA.

Name, Address,
Age and Position
Held with Trust               Other Directorships Held by Trustee
-----------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)        None
Chairman of the Board and
Director





R. Wesley Burns * (42)        None
President and Director






Non-Interested Trustees

Guilford C. Babcock (70)      Director, Growth Fund of America and
San Marino, California        Fundamental Investors Fund of the
Trustee                       Capital Group; and Director,
                              Good Hope Medical Foundation



E. Philip Cannon (61)         None
Houston, Texas
Trustee





Vern O. Curtis (67)           Director, Public Storage Business Parks,
Portland, Oregon              Inc., (Real Estate Investment Trust);
Trustee                       Director, Fresh Choice, Inc.
                              (restaurant company).

J. Michael Hagan (62)         Director, Freedom Communications; Director,
San Clemente, California      Saint Gobain Corporation; Director, Ameron
Trustee                       International; Director, Remedy Temp; and
                              Trustee, South Coast Repertory.



Thomas P. Kemp (71)           None
Laguna Beach, California
Trustee




William J. Popejoy (63)       Director, PacPro (vinyl assembly
Newport Beach, California     products; formerly Western Printing).
Trustee


/1/ Trustees serve until their successors are duly elected and qualified.

 * Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14  Annual Report | 12.31.01

Officers of the Trust


Name, Age and                    Term of Office and
Position Held with Trust         Length of Time Served     Principal Occupation(s) During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)              12/1997 to Present      Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                      Pacific Investment Management Series.

James F. Muzzy (61)                12/1997 to Present      Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                      Pacific Investment Management Series.

Jeffrey M. Sargent (38)            12/1997 to Present      Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                      Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage
                                                           Securities Trust, Inc. and PIMCO Funds: Pacific Investment Management
                                                           Series; and Vice President, PIMCO Funds: Pacific Investment Management
                                                           Series. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (55)      12/1997 to Present      Chief Executive Officer and Managing Director, PIMCO; and Vice
Senior Vice President                                      President, PIMCO Funds: Pacific Investment Management Series and PIMCO
                                                           Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)             12/1997 to Present      Senior Vice President, PIMCO. Formerly, investment consultant, William
Vice President                                             M. Mercer.

Steven P. Kirkbaumer (45)          10/1998 to Present      Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                             Management.

Henrik P. Larsen (31)              02/1999 to Present      Vice President and Manager, Fund Administration, PIMCO; and Vice
Vice President                                             President, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly,
                                                           Supervisor, PIMCO.

John P. Hardaway (43)              12/1997 to Present      Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                                  PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                           PIMCO Funds: Pacific Investment Management Series, and PIMCO Funds:
                                                           Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)               12/1997 to Present      Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities
Secretary                                                  Trust, Inc.; PIMCO Funds: Pacific Investment Management Series; and
                                                           Assistant Secretary, PIMCO Funds: Multi-Manager Series. Formerly,
                                                           Senior Portfolio Administrator, PIMCO; and Senior Mutual Fund Analyst,
                                                           PIMCO Advisors Institutional.

Erik C. Brown (34)                 02/2001 to Present      Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                        PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                           Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                           Formerly, tax consultant for Deloitte & Touche and
                                                           PricewaterhouseCoopers.

Michael J. Willemsen (41)          12/1997 to Present      Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial
Assistant Secretary                                        Mortgage Securities Trust, Inc. and PIMCO Funds: Pacific Investment
                                                           Management Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Company
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 069020

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter ............................................................ 1
Financial Highlights ......................................................... 3
Statement of Assets and Liabilities .......................................... 4
Statement of Operations ...................................................... 5
Statements of Changes in Net Assets .......................................... 6
Notes to Financial Statements ................................................ 9
Report of Independent Accountants ............................................13

                                                                      Fund              Schedule of
                                                                      Summary           Investments
Long-Term U.S. Government Bond Portfolio (Institutional Class) ..........2                  7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

                                                      12.31.01 | Annual Report 1

Long-Term U.S. Government Bond Portfolio

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily long-term maturity fixed income securities.

DURATION:

12.05 years

FUND INCEPTION DATE:

4/10/2000

TOTAL NET ASSETS:

$33.0 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                             1 Year       Since Inception*

Long-Term U.S. Gov't. Bond Portfolio
 Institutional Class                          6.03%           10.08%

Lehman Brothers Long-Term Treasury Index      4.22%               -

* Annualized


SECTOR BREAKDOWN*

                                    [GRAPH]

                        U.S. Treasury Obligations   37.8%
                        U.S. Government Agencies    31.6%
                        Short-Term Instruments      17.5%
                        Mortgage-Backed Securities   7.7%
                        Other                        5.4%

QUALITY BREAKDOWN*

                                    [GRAPH]

                                    AAA 90.1%
                                     AA  6.9%
                                      A  3.0%

*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                    [GRAPH]

                                   Long-Term
                                U.S. Gov't. Bond          Lehman Brothers
                                   Portfolio                 Long-Term
               Month              Inst. Class             Treasury Index
        ==================     =================      =====================
             04/30/2000             10,000                   10,000
             05/31/2000              9,957                    9,964
             06/30/2000             10,207                   10,180
             07/31/2000             10,414                   10,355
             08/31/2000             10,668                   10,591
             09/30/2000             10,552                   10,463
             10/31/2000             10,765                   10,626
             11/30/2000             11,097                   10,962
             12/31/2000             11,429                   11,220
             01/31/2001             11,485                   11,239
             02/28/2001             11,708                   11,431
             03/31/2001             11,657                   11,374
             04/30/2001             11,320                   11,065
             05/31/2001             11,346                   11,079
             06/30/2001             11,443                   11,174
             07/31/2001             11,908                   11,590
             08/31/2001             12,192                   11,838
             09/30/2001             12,328                   11,927
             10/31/2001             12,935                   12,512
             11/30/2001             12,346                   11,918
             12/31/2001             12,118                   11,694

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index.

PORTFOLIO INSIGHTS

..  The Long-Term U.S. Government Bond Portfolio Institutional Class returned
   6.03% for the 12-month period ended December 31, 2001, outperforming the 4.22% return of the benchmark Lehman Brothers Long-Term Treasury Index over the same period.
.. Above-Index duration and a shorter maturity focus for most of 2001 paid off as the economy continued to weaken and the Fed remained accommodative, providing 4.75% of easing for the year.
.. A commitment to a high quality emphasis and a small corporate sector exposure minimized risks related to defaults and bankruptcies in a weak economy, but augmented returns when these spreads narrowed in anticipation of an economic recovery.
.. Significant exposure to the 30-year Treasury bond enhanced returns when the Treasury announced it would suspend any new issuance of this debt on October 31, 2001.
..  Mortgages continued to offer attractive yield premiums but the sector modestly lagged Treasuries on a duration-adjusted basis for the year.
.. Modest exposure to real return bonds was negative. Since mid-year 2001, rising real yields and low inflation expectations caused these assets to lag similar duration alternatives.

2 Annual Report | 12.31.01

Financial Highlights

Long-Term U.S. Government Bond Portfolio (Institutional Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:            12/31/2001    04/10/2000-12/31/2000
Net asset value beginning of period                              $    10.56    $                9.90
Net investment income (a)                                              0.54                     0.43
Net realized / unrealized gain on investments (a)                      0.08                     0.66
Total income from investment operations                                0.62                     1.09
Dividends from net investment income                                  (0.54)                   (0.43)
Distributions from net realized capital gains                         (0.37)                    0.00
Total distributions                                                   (0.91)                   (0.43)
Net asset value end of period                                    $    10.27    $               10.56
Total return                                                           6.03%                   11.32%
Net assets end of period (000s)                                  $       11    $                  10
Ratio of net expenses to average net assets                            0.50%                    0.50%*
Ratio of net investment income to average net assets                   5.05%                    5.97%*
Portfolio turnover rate                                                 457%                     533%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                        See accompanying notes | 12.31.01 | Annual Report 3

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $    38,167
Cash                                                                                    309
Receivable for Portfolio shares sold                                                    217
Interest and dividends receivable                                                       480
Variation margin receivable                                                             133
-------------------------------------------------------------------------------------------
                                                                                     39,306
-------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts        $       308
Payable for financing transactions                                                    5,934
Written options outstanding                                                               7
Payable for Portfolio shares redeemed                                                     1
Accrued investment advisory fee                                                           7
Accrued administration fee                                                                7
Accrued servicing fee                                                                     3
Other liabilities                                                                        15
                                                                                      6,282
-------------------------------------------------------------------------------------------
Net Assets                                                                      $    33,024
-------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $    33,550
Undistributed net investment income                                                     193
Accumulated undistributed net realized (loss)                                          (562)
Net unrealized (depreciation)                                                          (157)
-------------------------------------------------------------------------------------------
                                                                                $    33,024
-------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $        11
Administrative Class                                                                 33,013

Shares Issued and Outstanding:

Institutional Class                                                                       1
Administrative Class                                                                  3,215

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $     10.27
Administrative Class                                                                  10.27
-------------------------------------------------------------------------------------------

Cost of Investments Owned                                                       $    38,461
-------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                        $     1,045
 Total Income                                                                         1,045

Expenses:

Investment advisory fees                                                                 48
Administration fees                                                                      48
Distribution and/or servicing fees - Administrative Class                                29
Trustees' fees                                                                            2
   Total expenses                                                                       127
   Reimbursement by Manager                                                              (1)
   Net Expenses                                                                         126

Net Investment Income                                                                   919
-------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                        168
Net realized gain on futures contracts and written options                              395
Net change in unrealized (depreciation) on investments                                 (778)
Net change in unrealized appreciation on futures contracts and written options          125
   Net (Loss)                                                                           (90)

Net Increase in Assets Resulting from Operations                                $       829
-------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
December 31, 2001
Amounts in thousands

                                                                                        Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                          December 31, 2001       December 31, 2000
Operations:
Net investment income                                                            $             919       $             485
Net realized gain                                                                              563                     334
Net change in unrealized appreciation (depreciation)                                          (653)                    836
Net increase resulting from operations                                                         829                   1,655
--------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                          (1)                    (84)
   Administrative Class                                                                       (918)                   (401)
From net realized capital gains
   Institutional Class                                                                           0                       0
   Administrative Class                                                                     (1,107)                      0

Total Distributions                                                                         (2,026)                   (485)
--------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                                           0                   2,173
   Administrative Class                                                                     30,788                   4,531
Issued as reinvestment of distributions
   Institutional Class                                                                           1                      86
   Administrative Class                                                                      2,025                     400
Cost of shares redeemed
   Institutional Class                                                                           0                  (2,328)
   Administrative Class                                                                     (8,228)                 (3,570)
Net increase resulting from Portfolio share transactions                                    24,586                   1,292

Total Increase in Net Assets                                                                23,389                   2,462
--------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                          9,635                   7,173
End of period *                                                                  $          33,024       $           9,635

*Including net undistributed investment income of:                               $             193       $             112

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
December 31, 2001

                                                         Principal
                                                            Amount       Value
                                                            (000s)       (000s)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 5.0%
-------------------------------------------------------------------------------

Banking & Finance 3.0%
Bank One Corp.
     2.390% due 05/07/2002 (d)                          $   200         $   200
Donaldson, Lufkin & Jenrette, Inc.
     5.298% due 07/18/2003 (d)                              100             100
Ford Motor Credit Co.
     2.351% due 06/02/2003 (d)                              200             195
     5.218% due 07/18/2005 (d)                              200             189
General Motors Acceptance Corp.
     2.170% due 03/10/2003 (d)                              200             197
     2.665% due 07/21/2003 (d)                              100              98
                                                                        -------
                                                                            979
                                                                        -------
Industrials 1.1%
DaimlerChrysler North America Holding Corp.
     3.880% due 08/16/2004 (d)                              200             194
Ford Motor Co.
     7.450% due 07/16/2031                                  200             184
                                                                        -------
                                                                            378
                                                                        -------
Utilities 0.9%
BellSouth Corp.
     6.875% due 10/15/2031                                  200             206
Scana Corp.
     5.410% due 07/15/2002 (d)                              100             100
                                                                        -------
                                                                            306
                                                                        -------
                                                                          1,663
                                                                        -------
Total Corporate Bonds & Notes
(Cost $1,686)

--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES 0.3%
--------------------------------------------------------------------------------

California 0.3%
Kern County California Pension Obligation Revenue Bonds,
(MBIA Insured), Series 1995
     7.260% due 08/15/2014                                  100             107
                                                                        -------
Total Municipal Bonds & Notes                                               107
(Cost $104)                                                             -------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 36.5%
--------------------------------------------------------------------------------

Fannie Mae
     4.450% due 06/25/2003                                  300             303
     5.550% due 02/26/2004                                  100             101
     5.375% due 03/08/2004                                1,000           1,006
     6.130% due 06/03/2004                                  200             203
     5.010% due 08/31/2004                                  100             100
     6.250% due 01/07/2005 (g)                            1,000           1,001
     6.940% due 03/19/2007                                  480             485
     7.125% due 06/15/2010                                1,100           1,207
     6.000% due 05/15/2011                                1,000           1,018
     0.000% due 10/09/2019                                2,000             625
Federal Farm Credit Bank
     6.000% due 03/07/2011                                  100             102
Federal Home Loan Bank
     6.750% due 02/01/2002                                  200             201
     5.950% due 12/10/2008                                  100             100
Financing Corp.
     10.700% due 10/06/2017                                 650             946
     0.000% due 05/11/2018                                5,200           1,730
Freddie Mac
     5.050% due 04/02/2004                                  500             503
     8.000% due 12/01/2005                                  500             513
     6.875% due 09/15/2010                                1,500           1,621
Small Business Administration
     5.340% due 11/01/2021                                  300             286
                                                                        -------
Total U.S. Government Agencies                                           12,051
(Cost $12,216)                                                          -------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 43.8%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (f)
     3.625% due 07/15/2002 (b)                          $   111         $   112
     3.375% due 01/15/2007 (b)                              168             169
     3.625% due 01/15/2008                                1,650           1,668
     3.375% due 04/15/2032                                  200             198
U.S. Treasury Bonds
  12.000% due 08/15/2013                                  2,000           2,795
     8.125% due 08/15/2019 (g)                            3,000           3,789
     6.250% due 08/15/2023 (g)                            2,900           3,071
     5.250% due 11/15/2028                                1,800           1,687
U.S. Treasury Strips
     0.000% due 11/15/2016                                1,200             498
     0.000% due 11/15/2021                                1,500             461
                                                                        -------
Total U.S. Treasury Obligations                                          14,448
(Cost $14,653)                                                          -------

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 8.9%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 8.9%
Bank of America Mortgage Securities, Inc.
     7.250% due 02/25/2031                                  107             110
Bear Stearns Adjustable Rate Mortgage Trust
     6.299% due 10/30/2031 (d)                              300             306
Fannie Mae
     7.000% due 10/25/2022                                  279             283
     6.500% due 01/25/2024                                   36              34
     6.000% due 12/25/2031                                1,307           1,108
Federal Agricultural Mortgage Corp.
     7.238% due 07/25/2011                                  233             242
Freddie Mac
     6.750% due 03/15/2007                                   18              19
     7.000% due 07/15/2023                                   45              44
     6.500% due 12/15/2023                                  202             204
     6.000% due 12/15/2028                                  227             195
     6.000% due 05/15/2029                                   95              84
     6.000% due 12/15/2031                                  200             169
Residential Funding Mortgage Securities I
     7.500% due 04/25/2027                                   57              59
Washington Mutual, Inc.
     6.247% due 01/25/2041 (d)                               76              75
                                                                        -------
Total Mortgage-Backed Securities                                          2,932
(Cost $2,837)                                                           -------

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 0.9%
--------------------------------------------------------------------------------

CS First Boston Mortgage Securities Corp.
     3.747% due 12/15/2030 (d)                               68              68
SMS Student Loan Trust
     5.880% due 10/27/2025 (d)                              227             225
                                                                        -------
Total Asset-Backed Securities                                               293
(Cost $291)                                                             -------

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Eurodollar June Futures (CME)
     Strike @ 92.500 Exp. 06/17/2002                     35,000               0
                                                                        -------
Total Purchased Put Options                                                   0
(Cost $0)                                                               -------

                             See accompanying notes | 12.31.01 | Annual Report 7

Long-Term U.S. Government Bond Portfolio
December 31, 2001


                                                        Principal
                                                           Amount       Value
                                                           (000s)      (000s)
--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 20.2%
--------------------------------------------------------------------------------

Commercial Paper 16.5%
American Express Credit Corp.
    1.810% due 03/28/2002                                 $ 1,500    $    1,493
Freddie Mac
    2.280% due 01/10/2002 (b)                                 180           180
General Electric Capital Corp.
    1.800% due 03/27/2002                                     400           398
    1.710% due 03/27/2002                                     300           299
    1.780% due 03/28/2002                                     700           697
Goldman Sachs Group, Inc.
    1.750% due 01/03/2002                                   1,200         1,200
Merck & Co., Inc.
    1.790% due 03/22/2002                                   1,000           996
    1.850% due 03/28/2002                                     200           199
                                                                     ----------
                                                                          5,462
                                                                     ----------
Repurchase Agreement 3.2%
State Street Bank
    1.550% due 01/02/2002                                   1,051         1,051
                                                                     ----------
    (Dated 12/31/2001. Collateralized by
    Freddie Mac 4.200% due 08/22/2003 valued at $1,072.
    Repurchase proceeds are $1,051.)

U.S. Treasury Bills 0.5%
    1.773% due 02/07/2002 (b)(e)                              160           160
                                                                     ----------

Total Short-Term Instruments                                              6,673
                                                                     ----------
(Cost $6,674)

Total Investments (a) 115.6%                                         $   38,167
(Cost $38,461)

Written Options (c) (0.0%)                                                   (7)
(Premiums $10)

Other Assets and Liabilities (Net) (15.6%)                               (5,136)
                                                                     ----------

Net Assets 100.0%                                                    $   33,024
                                                                     ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $38,627 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                 $       34

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (494)

                                                                     ----------
Unrealized depreciation-net                                          $     (460)
                                                                     ----------

(b) Securities with an aggregate market value of $621 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2001:

                                                                      Unrealized
                                                            # of   Appreciation/
Type                                                   Contracts  (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (03/2002)                           51    $       56
U.S. Treasury 30 Year Bond (03/2002)                           91            87
10 Year Interest Rate Swap Future (03/2002)                     1            (1)
Eurodollar December Futures (12/2002)                          16             8
Eurodollar March Futures (03/2003)                             16            (1)
Eurodollar September Futures (09/2003)                         16           (15)
                                                                     ----------
                                                                     $      134
                                                                     ----------

(c) Premiums received on written options:

                                                  # of
Type                                         Contracts   Premium         Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Note March Futures
  Strike @ 111.000 Exp. 02/23/2002               2       $      1    $        0

Put - CBOT U.S. Treasury Note March Futures
  Strike @ 103.000 Exp. 02/23/2002              10              9             7
                                                         ----------------------
                                                         $     10    $        7
                                                         ----------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to financing transaction.

8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

                                                      12.31.01 | Annual Report 9

December 31, 2001

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

10 Annual Report | 12.31.01

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class   Administrative Class
--------------------------------------------------------------------------------
Long Term U.S. Gov't.
   Bond Portfolio                                  0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                           U.S. Government/Agency    All Other
                                        ----------------------------------------
                                        Purchases      Sales  Purchases    Sales
--------------------------------------------------------------------------------

Long-Term U.S. Gov't.
   Bond Portfolio                       $ 92,797   $ 75,002    $ 3,575  $    665

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                            Long-Term U.S. Gov't. Bond Portfolio
                                           -------------------------------------
                                                                         Premium
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                    $   11
Sales                                                                        59
Closing Buys                                                                (40)
Expirations                                                                 (20)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2001                                                    $   10
--------------------------------------------------------------------------------

                                                     12.31.01 | Annual Report 11

December 31, 2001

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                     Long-Term U.S. Gov't. Bond Portfolio
                                                                ------------------------------------------------
                                                                 Year Ended 12/31/2001    Year Ended 12/31/2000
                                                                     Shares     Amount        Shares     Amount
                                                                ------------------------------------------------
Receipts for shares sold

  Institutional Class                                                  0      $      0        219       $  2,173
-------------------------------------------------------------   ------------------------------------------------
  Administrative Class                                             2,877        30,788        459          4,531
-------------------------------------------------------------   -----------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                                                  0             1          9             86
-------------------------------------------------------------   ------------------------------------------------
  Administrative Class                                               196         2,025         41            400
-------------------------------------------------------------   ------------------------------------------------

Cost of shares redeemed

  Institutional Class                                                  0             0       (227)        (2,328)
-------------------------------------------------------------   ------------------------------------------------
  Administrative Class                                              (769)       (8,228)      (367)        (3,570)
-------------------------------------------------------------   ------------------------------------------------

Net increase resulting from Portfolio share transactions           2,304      $ 24,586        134       $  1,292
-------------------------------------------------------------   ------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                              Number   % of Portfolio Held
--------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio
  Administrative Class                             3                    97
  Institutional Class                              1                   100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                                     $   194
Undistributed long-term capital gains                                  93
Post-October loss deferrals                                          (351)/(1)/
Other book-to-tax accounting differences                               (1)/(2)/
Net unrealized tax appreciation/(depreciation) on investments        (460)/(3)/
Net tax appreciation on derivatives and foreign-
  currency denominated assets and liabilities                          (1)/(4)/
                                                                  -------
                                                                  $  (526)
                                                                  =======

/(1)/ Represents capital losses realized during the period November 1, 2001 through December 31, 2001 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

/(2)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(3)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sales loss deferrals for federal income tax purposes.

/(4)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital gains)              $ 1,517
Long-term capital gain                                                509
                                                                  -------
                                                                  $ 2,026
                                                                  =======

12 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Long-Term U.S. Government Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

                                                     12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                       Number of
                                                                                       Portfolios
                             Term of                                                   in Fund
Name, Address,               Office and                                                Complex
Age and Position             Length of        Principal Occupation(s) During Past      Overseen    Other Directorships Held by
Held with Trust              Time Served/1/   5 Years                                  by Trustee  Trustee
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)       12/1997 to       Managing Director, PIMCO; Board of        51         None
Chairman of the Board and    Present          Governors and Executive Committee,
Director                                      Investment Company Institute;
                                              Chairman and Trustee, PIMCO Funds:
                                              Pacific Investment Management Series;
                                              and Chairman and Director, PIMCO
                                              Commercial Mortgage Securities
                                              Trust, Inc.

R. Wesley Burns * (42)       12/1997 to       Managing Director, PIMCO; Trustee and     51         None
President and Director       Present          President, PIMCO Funds: Pacific
                                              Investment Management Series; and
                                              Director and President, PIMCO
                                              Commercial Mortgage Securities Trust,
                                              Inc. Formerly Executive Vice
                                              President, PIMCO; and Executive Vice
                                              President, PIMCO Funds: Multi-Manager
                                              Series.

Non-Interested Trustees

Guilford C. Babcock (70)     12/1997 to       Private Investor; Professor of Finance    51         Director, Growth Fund of America
San Marino, California       Present          Emeritus, University of Southern                     and Fundamental Investors Fund of
Trustee                                       California.                                          the Capital Group; and Director,
                                                                                                   Good Hope Medical Foundation.

E. Philip Cannon (61)        03/2000 to       Proprietor, Cannon & Company, an          74         None
Houston, Texas               Present          affiliate of Inverness Management LLC,
Trustee                                       a private equity investment firm.
                                              Formerly, Headmaster, St. John's
                                              School, Houston, Texas. Formerly
                                              Trustee of PIMCO Advisors Funds
                                              ("PAF") and Cash Accumulation Trust
                                              ("CAT").

Vern O. Curtis (67)          12/1997 to       Private Investor. Formerly, charitable    51         Director, Public Storage Business
Portland, Oregon             Present          work, The Church of Jesus Christ of                  Parks, Inc., (Real Estate
Trustee                                       Latter Day Saints.                                   Investment Trust); Director,
                                                                                                   Fresh Choice, Inc. restaurant
                                                                                                   company).

J. Michael Hagan (62)        03/2000 to       Private Investor and Business             51         Director, Freedom Communications;
San Clemente, California     Present          Consultant. Member of the Board of                   Director, Saint Gobain
Trustee                                       Regents, Santa Clara University, and                 Corporation; Director, Ameron
                                              Member of the Board, Taller San Jose.                International; Director, Remedy
                                              Formerly, Chairman and CEO, Furon                    Temp Trustee, South Coast
                                              Company.                                             Repertory

Thomas P. Kemp (71)          12/1997 to       Private Investor; Chairman, One Touch     51         None
Laguna Beach, California     Present          Technologies LLC (electronic systems
Trustee                                       for long-term care facilities).
                                              Formerly, Co-Chairman, U.S. Committee
                                              to Assist Russian Reform; and
                                              Chairman, Coca Cola Bottling Company
                                              of Los Angeles.

William J. Popejoy (63)      12/1997 to       President, Pacific Capital Investors.      51        Director, PacPro (vinyl assembly
Newport Beach, California    Present          Formerly, Director, California State                 products; formerly Western
Trustee                                       Lottery; and Chief Executive Officer,                Printing).
                                              Orange County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice President, PIMCO
Senior Vice President                                   Funds: Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                   Pacific Investment Management Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of Investment Operations
Senior Vice President                                   Shareholder Services, PIMCO; Senior Vice President, PIMCO
                                                        Commercial Mortgage Securities Trust, Inc. and PIMCO Funds:
                                                        Pacific Investment Management Series; and Vice President,
                                                        PIMCO Funds: Pacific Investment Management Series. Formerly,
                                                        Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director, PIMCO; and
Senior Vice President                                   Vice President, PIMCO Funds: Pacific Investment Management
                                                        Series and PIMCO Commercial Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly, investment
Vice President                                          consultant, William M. Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated with Chancellor
Vice President                                          Capital Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund Administration, PIMCO; and
Vice President                                          Vice President, PIMCO Commercial Mortgage Securities Trust,
                                                        Inc. Formerly, Supervisor, PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of Investment Operations
Treasurer                                               Accounting, PIMCO; Treasurer, PIMCO Commercial Mortgage
                                                        Securities Trust, Inc., PIMCO Funds: Pacific Investment
                                                        Management Series, and PIMCO Funds: Multi-Manager Series.
                                                        Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage
Secretary                                               Securities Trust, Inc.; PIMCO Funds: Pacific Investment
                                                        Management Series; and Assistant Secretary, PIMCO Funds:
                                                        Multi-Manager Series. Formerly, Senior Portfolio
                                                        Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO
                                                        Advisors Institutional.

Erik C. Brown (34)             02/2001 to Present       Vice President of Tax and Financial Reporting; and Assistant
Assistant Treasurer                                     Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc.,
                                                        PIMCO Funds: Pacific Investment Management Series, and PIMCO
                                                        Funds: Multi-Manager Series. Formerly, tax consultant for
                                                        Deloitte & Touche and PricewaterhouseCoopers.

Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant Secretary, PIMCO
Assistant Secretary                                     Commercial Mortgage Securities Trust, Inc. and PIMCO Funds:
                                                        Pacific Investment Management Series. Formerly, Project Lead,
                                                        PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                            ADMINISTRATIVE CLASS

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001

Contents
Chairman's Letter .......................................................   1
Financial Highlights ....................................................   3
Statement of Assets and Liabilities .....................................   4
Statement of Operations .................................................   5
Statements of Changes in Net Assets .....................................   6
Notes to Financial Statements ...........................................   9
Report of Independent Accountants .......................................  13

                                                                          Fund        Schedule of
                                                                          Summary     Investments
Total Return Bond Portfolio II (Administrative Class) ...................   2           7-8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a significant boost, easing 11 times for a total of 4.75%. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years.

The Fed action fueled a strong rally on the short end of the yield curve over the course of 2001. Two-year Treasury yields fell 2.07%, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down 0.06%.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancings, added to the optimism. Intermediate yields climbed as much as 0.50% and forward markets priced in almost 2.0% of Fed tightening by the end of 2002. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2002

Total Return Bond Portfolio II

PORTFOLIO CHARACTERISTICS

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO:

Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions.

DURATION:

4.87 years

FUND INCEPTION DATE:

5/28/1999

TOTAL NET ASSETS:

$6.2 million

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2001

                                                                        1 Year         Since Inception*
Total Return Bond Portfolio II Administrative Class                      9.72%              8.60%

Lehman Brothers Aggregate Bond Index                                     8.44%                 -

* Annualized

SECTOR BREAKDOWN*

                                     [GRAPH]

                       Mortgage-Backed Securities           45.4%
                       Corporate Bonds & Notes              26.0%
                       U.S. Treasury Obligations            11.1%
                       Short-Term Instruments                8.2%
                       Asset-Backed Securities               7.0%
                       Other                                 2.3%

QUALITY BREAKDOWN*

                                    [GRAPH]

                                   AAA      69.2%
                                    AA      11.6%
                                     A       8.4%
                                   BBB      10.8%


*% of Total Investments as of December 31, 2001

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001

$10,000 invested at inception

                                     [GRAPH]

                            Total Return Bond       Lehman Brothers
                               Portfolio II          Aggregate Bond
             Month               Admin. Class             Index
         ============     =====================    ==================
          05/31/1999             10,000                  10,000
          06/30/1999             10,071                   9,968
          07/31/1999             10,025                   9,926
          08/31/1999             10,001                   9,921
          09/30/1999             10,127                  10,036
          10/31/1999             10,134                  10,073
          11/30/1999             10,180                  10,072
          12/31/1999             10,141                  10,024
          01/31/2000             10,115                   9,991
          02/29/2000             10,224                  10,112
          03/31/2000             10,435                  10,245
          04/30/2000             10,452                  10,215
          05/31/2000             10,436                  10,211
          06/30/2000             10,627                  10,423
          07/31/2000             10,697                  10,518
          08/31/2000             10,869                  10,670
          09/30/2000             10,883                  10,737
          10/31/2000             10,961                  10,808
          11/30/2000             11,193                  10,985
          12/31/2000             11,287                  11,189
          01/31/2001             11,448                  11,372
          02/28/2001             11,583                  11,471
          03/31/2001             11,651                  11,529
          04/30/2001             11,543                  11,481
          05/31/2001             11,625                  11,550
          06/30/2001             11,644                  11,594
          07/31/2001             12,035                  11,853
          08/30/2001             12,159                  11,989
          09/30/2001             12,444                  12,128
          10/31/2001             12,698                  12,382
          11/30/2001             12,465                  12,211
          12/31/2001             12,384                  12,134


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio's Administrative Class inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

 PORTFOLIO INSIGHTS

.. The Total Return Bond Portfolio II Administrative Class returned 9.72% for the 12-month period ended December 31, 2001, outperforming the 8.44% return of the benchmark Lehman Brothers Aggregate Bond Index.
..  The Portfolio's duration was held above that of the Index during the period, which had a positive impact on returns as yields generally fell.
..  An emphasis on shorter maturity securities was positive for returns as the
   Federal Reserve lowered short-term interest rates 11 times during the year. .. The Portfolio benefited from an overweight in mortgages, which provided a high quality source of additional yield.
.. An underweight in investment grade corporates hurt relative returns as this sector performed well due to investor expectations of economic recovery and a demand for higher yielding assets.

 2  Annual Report | 12.31.01

Financial Highlights

Total Return Bond Portfolio II (Administrative Class)
December 31, 2001

Selected Per Share Data for the Year or Period Ended:             12/31/2001       12/31/2000     05/28/1999-12/31/1999
Net asset value beginning of period                               $        10.24     $     9.82         $   10.00
Net investment income (a)                                                   0.48           0.63              0.32
Net realized / unrealized gain (loss) on investments (a)                    0.49           0.44             (0.18)
Total income from investment operations                                     0.97           1.07              0.14
Dividends from net investment income                                       (0.48)         (0.65)            (0.32)
Distributions from net realized capital gains                              (0.61)          0.00              0.00
Total distributions                                                        (1.09)         (0.65)            (0.32)
Net asset value end of period                                     $        10.12     $    10.24         $    9.82
Total return                                                                9.72%         11.30%             1.41%
Net assets end of period (000s)                                   $        2,403     $    2,203         $   5,128
Ratio of net expenses to average net assets                                 0.65%(c)       0.65%             0.65%(b)*
Ratio of net investment income to average net assets                        4.56%          6.34%             5.38%*
Portfolio turnover rate                                                      606%           937%              378%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.

                               See accompanying notes| 12.31.01| Annual Report 3

Statement of Assets and Liabilities

Total Return Bond Portfolio II
December 31, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                                $   9,431
Cash                                                                                         2
Receivable for investments sold and forward foreign currency contracts                   1,001
Interest and dividends receivable                                                           38
Variation margin receivable                                                                 15
Other assets                                                                                 3
----------------------------------------------------------------------------------------------
                                                                                        10,490
----------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased and forward foreign currency contracts             $   3,980
Payable for financing transactions                                                         200
Written options outstanding                                                                 60
Accrued investment advisory fee                                                              1
Accrued administration fee                                                                   1
                                                                                         4,242
----------------------------------------------------------------------------------------------
Net Assets                                                                           $   6,248
----------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                      $   6,182
Undistributed net investment income                                                          9
Accumulated undistributed net realized (loss)                                               (5)
Net unrealized appreciation                                                                 62
----------------------------------------------------------------------------------------------
                                                                                     $   6,248
----------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                  $   3,845
Administrative Class                                                                     2,403

Shares Issued and Outstanding:

Institutional Class                                                                        380
Administrative Class                                                                       237

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)

Institutional Class                                                                  $   10.12
Administrative Class                                                                     10.12
----------------------------------------------------------------------------------------------

Cost of Investments Owned                                                            $   9,398
----------------------------------------------------------------------------------------------

4 Annual Report | 12.31.01 | See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the year ended December 31, 2001

Amounts in thousands

Investment Income:

Interest                                                                               $    312
Miscellaneous income                                                                          1
   Total Income                                                                             313

Expenses:

Investment advisory fees                                                                     15
Administration fees                                                                          15
Distribution and/or servicing fees - Administrative Class                                     3
Trustees' fees                                                                                1
   Total Expenses                                                                            34

Net Investment Income                                                                       279
-----------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                            257
Net realized gain on futures contracts and written options                                   50
Net change in unrealized (depreciation) on investments                                      (63)
Net change in unrealized appreciation on futures contracts and written options               36
   Net Gain                                                                                 280

Net Increase in Assets Resulting from Operations                                       $    559
-----------------------------------------------------------------------------------------------

                             See accompanying notes | 12.31.01 | Annual Report 5

Statements of Changes in Net Assets

Total Return Bond Portfolio II
December 31, 2001
Amounts in thousands

                                                                      Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                        December 31, 2001       December 31, 2000
Operations:
Net investment income                                        $               279     $                354
Net realized gain                                                            307                       91
Net change in unrealized appreciation (depreciation)                         (27)                     140
Net increase resulting from operations                                       559                      585
---------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                      (174)                    (167)
   Administrative Class                                                     (105)                    (187)
From net realized capital gains
   Institutional Class                                                      (217)                       0
   Administrative Class                                                     (135)                       0

Total Distributions                                                         (631)                    (354)
---------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Institutional Class                                                         0                    3,250
   Administrative Class                                                        1                        0
Issued as reinvestment of distributions
   Institutional Class                                                       390                      172
   Administrative Class                                                      241                      182
Cost of shares redeemed
   Institutional Class                                                         0                        0
   Administrative Class                                                      (14)                  (3,261)
Net increase resulting from Portfolio share transactions                     618                      343

Total Increase in Net Assets                                                 546                      574
---------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                        5,702                    5,128
End of period *                                              $             6,248     $              5,702

*Including net undistributed investment income of:           $                 9     $                 66

6 Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
December 31, 2001

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 39.3%
--------------------------------------------------------------------------------

Banking & Finance 19.9%
Bank of America Corp.
  2.412% due 08/26/2005 (d)                     $     100       $     100
Bank One Corp.
  2.390% due 05/07/2002 (d)                           100             100
Bear Stearns Cos., Inc.
  3.850% due 12/01/2003 (d)                           100             100
CIT Group, Inc.
  2.931% due 04/07/2003 (d)                           100             100
First Union Corp.
  3.460% due 03/31/2005 (d)                           100             100
Ford Motor Credit Co.
  4.320% due 03/08/2004 (d)                           200             195
Heller Financial, Inc.
  2.727% due 07/24/2002 (d)                           100             100
Morgan Stanley, Dean Witter & Co.
  2.580% due 04/15/2002 (d)                           250             251
Premium Asset Trust
  3.895% due 09/08/2007 (d)                           200             200
                                                                ---------
                                                                    1,246
                                                                ---------
Industrials 8.9%
AOL Time Warner, Inc.
  7.625% due 04/15/2031                               100             106
Coastal Corp.
  2.531% due 03/01/2002 (d)                           250             250
DaimlerChrysler North America Holding Corp.
  2.640% due 12/16/2002 (d)                           100             100
  3.777% due 08/21/2003 (d)                           100              98
                                                                ---------
                                                                      554
                                                                ---------
Utilities 10.5%
Commonwealth Edison Co.
  3.216% due 09/30/2003 (d)                           100             100
DTE Energy Co.
  7.110% due 11/15/2038 (d)                           250             255
Entergy Gulf States, Inc.
  4.828% due 09/01/2004 (d)                           100             100
Sprint Capital Corp.
  7.625% due 01/30/2011                               100             105
Verizon Pennsylvania
  5.650% due 11/15/2011                               100              96
                                                                ---------
                                                                      656
                                                                ---------
Total Corporate Bonds & Notes                                       2,456
                                                                ---------
(Cost $2,464)
--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 1.7%
--------------------------------------------------------------------------------

Freddie Mac
  6.875% due 09/15/2010                               100             108
                                                                ---------
Total U.S. Government Agencies                                        108
                                                                ---------
(Cost $107)
--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 16.8%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (f)
  3.375% due 01/15/2007 (b)                           112             113
  3.875% due 01/15/2009                               108             111
  4.250% due 01/15/2010                               317             333
U.S. Treasury Bonds
  6.000% due 02/15/2026                               100             103
  5.250% due 11/15/2028                               200             187
U.S. Treasury Notes
  3.125% due 12/31/2003 (g)                           200             201
                                                                ---------
Total U.S. Treasury Obligations                                     1,048
                                                                ---------
(Cost $1,067)
--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 68.4%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 17.1%
Bear Stearns Adjustable Rate Mortgage Trust
  6.583% due 10/25/2031 (d)                            93              94
Chase Mortgage Finance Corp.
  2.607% due 08/25/2029 (d)                           182             182
Countrywide Home Loans
  7.750% due 04/25/2030                         $      13       $      13
E-Trade Bank Adjustable Rate Mortgage Trust
  7.174% due 09/25/2031                                72              73
Government National Mortgage Association
  2.432% due 09/20/2030 (d)                            86              87
G-Wing Ltd.
  5.230% due 05/06/2004 (d)                           100             100
Merrill Lynch Mortgage Investors, Inc.
  2.402% due 01/20/2030 (d)                            68              68
Morgan Stanley Capital I
  7.460% due 02/15/2020                               190             204
Salomon Brothers Mortgage Securities VII
  2.330% due 09/25/2029 (d)                            48              49
Structured Asset Securities Corp.
  6.500% due 09/25/2031 (d)                            96              97
U.S. Restaurant Properties Funding
  4.210% due 08/26/2008 (d)                            99              99
                                                                ---------
                                                                    1,066
                                                                ---------
Fannie Mae 16.0%
  6.000% due 02/19/2017                             1,000             998
                                                                ---------
Federal Housing Administration 32.1%
  6.500% due 01/24/2032                             2,000           2,008
                                                                ---------
Freddie Mac 0.8%
  6.702% due 01/01/2028 (d)                            29              30
  6.890% due 07/01/2027 (d)                            22              22
                                                                ---------
                                                                       52
                                                                ---------
Government National Mortgage Association 2.4%
  5.500% due 05/20/2030 (d)                            63              64
  6.375% due 02/20/2027 (d)                            86              88
                                                                ---------
                                                                      152
                                                                ---------
Total Mortgage-Backed Securities                                    4,276
                                                                ---------
(Cost $4,228)
--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 10.6%
--------------------------------------------------------------------------------

Ameriquest Mortgage Securities, Inc.
  2.215% due 06/15/2030 (d)                            51              51
  2.195% due 07/15/2030 (d)                           107             107
Bayview Financial Acquisition Trust
  2.210% due 07/25/2031 (d)                            88              88
Conseco Recreational Enthusiast Consumer Trust
  7.562% due 10/15/2007                                37              38
Fremont Home Loan Owner Trust
  2.325% due 12/25/2029 (d)                            87              87
GRMT II Mortgage Loan Trust
  2.352% due 06/20/2032 (d)                            87              87
Irwin Home Equity Loan Trust
  2.305% due 06/25/2021 (d)                           104             104
Providian Gateway Master Trust
  2.745% due 03/15/2007 (d)                           100             100
                                                                ---------
Total Asset-Backed Securities                                         662
                                                                ---------
(Cost $660)
--------------------------------------------------------------------------------
  PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Note (OTC)
  6.000% due 06/30/2002
  Strike @ 117.000 Exp. 02/25/2002                  4,800               1
                                                                ---------
Total Purchased Call Options                                            1
                                                                ---------
(Cost $1)
--------------------------------------------------------------------------------
  PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Eurodollar June Futures (CME)
  Strike @ 94.750 Exp. 06/17/2002                   5,000               0
  Strike @ 93.750 Exp. 06/17/2002                   1,000               0
  Strike @ 93.500 Exp. 06/17/2002                   2,000               0
  Strike @ 92.500 Exp. 06/17/2002                  72,000               0
                                                                ---------
Total Purchased Put Options                                             0
                                                                ---------
(Cost $1)

                             See accompanying notes | 12.31.01 | Annual Report 7

Total Return Bond Portfolio II
December 31, 2001

                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
PREFERRED SECURITY      1.8%
--------------------------------------------------------------------------------

UBS Preferred Funding Trust I
  8.622% due 10/29/2049 (d)                              100,000   $        111
                                                                  --------------
                                                                            111
                                                                  --------------
Total Preferred Security
(Cost $101)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 12.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Commercial Paper 6.4%
General Electric Capital Corp.
  1.800%  due 03/27/2002                                $    300            299
Walt Disney Co.
  2.650%  due 02/07/2002                                     100            100
                                                                  --------------
                                                                            399
                                                                  --------------
Repurchase Agreement 5.9%
State Street Bank
  1.550%  due 01/02/2002                                     370            370
  (Dated 12/31/2001. Collateralized by
  Freddie Mac 3.500% due 09/15/2003 valued at $381.
  Repurchase proceeds are $370.)
                                                                  --------------
Total Short-Term Instruments                                                769
                                                                  --------------
(Cost $769)

Total Investments (a) 150.9%                                      $       9,431
(Cost $9,398)

Written Options (c) (0.9%)                                                  (60)
(Premiums 93)

Other Assets and Liabilities (Net) 50.0%)                                (3,123)

Net Assets 100.0%                                                 $       6,248

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $9,397 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.              $          71

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                        (37)
                                                                  --------------
Unrealized appreciation-net                                       $          34
                                                                  --------------
(b) Securities with an aggregate market value of $113
have been segregated with the custodian to cover margin
requirements for the following open futures contracts at
December 31, 2001:
                                                                      Unrealized
                                                            # of   Appreciation/
Type                                                   Contracts  (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (03/2002)                           8  $         (20)
Eurodollar September Futures (09/2002)                        12              8
Eurodollar December Futures (12/2002)                         12              8
                                                                  --------------
                                                                  $          (4)
                                                                  --------------
(c) Premiums received on written options:

                                               # of
Type                                      Contracts      Premium       Value
--------------------------------------------------------------------------------
Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004          100,000      $      4  $       6

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.000 Exp. 10/19/2004          100,000             4          3

Call - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 5.200 Exp. 11/02/2004          100,000             3          1

Put - OTC 3 Month LIBOR Interest Rate Swap
   Strike @ 6.700 Exp. 11/02/2004          100,000             3          4

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 108.000 Exp. 02/23/2002              2             2          1

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 107.000 Exp. 02/23/2002             49            36         39

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 103.000 Exp. 02/23/2002              2             1          1


Put - CBOT U.S. Treasury Note March Futures
   Strike @ 104.000 Exp. 02/23/2002              1             1          1

Put - CME Eurodollar June Futures
   Strike @ 95.500 Exp. 06/17/2002              24            16          1

Put - CME Eurodollar June Futures
   Strike @ 95.750 Exp. 06/17/2002              20            13          1

Put - CME Eurodollar June Futures
   Strike @ 96.000 Exp. 06/17/2002               9             7          0

Put - CME Eurodollar June Futures
   Strike @ 97.000 Exp. 06/17/2002               1             1          0

Put - CME Eurodollar September Futures
   Strike @ 96.500 Exp. 09/16/2002               1             1          1

Put - CME Eurodollar December Futures
   Strike @ 96.000 Exp. 12/16/2002               1             1          1
                                                        ------------------------
                                                        $     93  $      60
                                                        ------------------------

(d) Variable rate security. The rate listed is as of December 31, 2001.

(e) Swap agreements outstanding at December 31, 2001:

                                                                      Unrealized
                                                         Notional  Appreciation/
Type                                                       Amount (Depreciation)
--------------------------------------------------------------------------------
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs
Exp. 06/17/2007                                         $    100  $        1

Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.

Broker: Bank of America
Exp. 06/17/2007                                              100           1

Receive floating rate based on 3-month
LIBOR and pay a fixed rate equal to 6.000%.

Broker: Bank of America
Exp. 06/17/2012                                              200          (2)
                                                                  --------------
                                                                  $        0
                                                                  --------------

(f) Principal amount of the security is adjusted for inflation.

(g) Subject to financing transaction.

 8 Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements
December 31, 2001

1. Organization

The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

                                                      12.31.01 | Annual Report 9

December 31, 2001

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

10 Annual Report | 12.31.01

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class   Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio II                     0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                      U.S. Government/Agency       All Other
                                     -------------------------------------------
                                        Purchases    Sales     Purchases   Sales
--------------------------------------------------------------------------------

Total Return Bond Portfolio             $ 55,799  $ 60,387     $  2,300  $ 1,116
II

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                Total Return Bond Portfolio II
                                               ---------------------------------
                                                                         Premium
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                    $    5
Sales                                                                        93
Closing Buys                                                                  0
Expirations                                                                  (5)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2001                                                    $   93
--------------------------------------------------------------------------------

                                                     12.31.01 | Annual Report 11

December 31, 2001

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                    Total Return Bond Portfolio II
                                                                           ---------------------------------------------------
                                                                           Year Ended 12/31/2001         Year Ended 12/31/2000
                                                                               Shares     Amount             Shares     Amount
                                                                           ---------------------------------------------------
Receipts for shares sold

   Institutional Class                                                              0    $     0            325    $     3,250
------------------------------------------------------------------------   ---------------------------------------------------
   Administrative Class                                                             0          1              0              0
------------------------------------------------------------------------   ---------------------------------------------------
Issued as reinvestment of distributions

   Institutional Class                                                             38        390             17            172
------------------------------------------------------------------------   ---------------------------------------------------
   Administrative Class                                                            23        241             18            182
------------------------------------------------------------------------   ---------------------------------------------------
Cost of shares redeemed

   Institutional Class                                                              0          0              0              0
------------------------------------------------------------------------   ---------------------------------------------------
   Administrative Class                                                            (1)       (14)          (325)        (3,261)
------------------------------------------------------------------------   ---------------------------------------------------
Net increase resulting from Portfolio share transactions                           60    $   618             35    $       343
========================================================================   ===================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                   Number          % of Portfolio Held
----------------------------------------------------------------------

Total Return Bond Portfolio II

   Administrative Class                 1                          99
   Institutional Class                  1                         100

7. Federal Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed ordinary income                      $      11
Undistributed long-term capital gains                     23
Other book-to-tax accounting differences                  (2)/(1)/
Net unrealized tax appreciation/(depreciation)
   on investments                                         34 /(2)/
Net tax appreciation on derivatives and foreign-
   currency denominated assets and liabilities             0 /(3)/
                                                   ---------
                                                   $      66
                                                   =========
/(1)/ Represents differences, if any, in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

/(2)/ Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to accelerated recognition of unrealized losses on purchase options for federal income tax purposes.

/(3)/ Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency contracts.

For the fiscal year ended December 31, 2001, the Portfolio made the following tax basis distributions:

Ordinary income (including short-term capital       $    596
gains)
Long-term capital gain                                    35
                                                    --------
                                                    $    631
                                                    ========
 12 Annual Report | 12.31.01

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Bond Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Bond Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2002

                                                    12.31.01 | Annual Report 13

Management of the Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

                                                                                             Number of
                                                                                             Portfolios
                            Term of                                                          in Fund
Name, Address,              Office and                                                       Complex
Age and Position            Length of                                                        Overseen   Other Directorships Held by
Held with Trust             Time Served/1/  Principal Occupation(s) During Past 5 Years      by Trustee Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Brent R. Harris * (42)      12/1997 to      Managing Director, PIMCO; Board of Governors     51         None
Chairman of the Board and   Present         and Executive Committee, Investment Company
Director                                    Institute; Chairman and Trustee, PIMCO
                                            Funds: Pacific Investment Management Series;
                                            and Chairman and Director, PIMCO Commercial
                                            Mortgage Securities Trust, Inc.

R. Wesley Burns * (42)      12/1997 to      Managing Director, PIMCO; Trustee and            51         None
President and Director      Present         President, PIMCO Funds: Pacific Investment
                                            Management Series; and Director and
                                            President, PIMCO Commercial Mortgage
                                            Securities Trust, Inc. Formerly Executive
                                            Vice President, PIMCO; and Executive Vice
                                            President, PIMCO Funds: Multi-Manager
                                            Series.

Non-Interested Trustees

Guilford C. Babcock (70)    12/1997 to      Private Investor; Professor of Finance           51         Director, Growth Fund of
San Marino, California      Present         Emeritus, University of Southern California.                America and Fundamental
Trustee                                                                                                 Investors Fund of the
                                                                                                        Capital Group; and Director,
                                                                                                        Good Hope Medical
                                                                                                        Foundation.

E. Philip Cannon (61)       03/2000 to      Proprietor, Cannon & Company, an affiliate       74         None
Houston, Texas              Present         of Inverness Management LLC, a private
Trustee                                     equity investment firm. Formerly,
                                            Headmaster, St. John's School, Houston,
                                            Texas. Formerly Trustee of PIMCO Advisors
                                            Funds ("PAF") and Cash Accumulation Trust
                                            ("CAT").

Vern O. Curtis (67)         12/1997 to      Private Investor. Formerly, charitable work,     51         Director, Public Storage
Portland, Oregon            Present         The Church of Jesus Christ of Latter Day                    Business Parks, Inc., (Real
Trustee                                     Saints.                                                     Estate Investment Trust);
                                                                                                        Director, Fresh Choice, Inc.
                                                                                                        (restaurant company).

J. Michael Hagan (62)       03/2000 to      Private Investor and Business Consultant.        51         Director, Freedom
San Clemente, California    Present         Member of the Board of Regents, Santa Clara                 Communications; Director,
Trustee                                     University, and Member of the Board, Taller                 Saint Gobain Corporation;
                                            San Jose. Formerly, Chairman and CEO, Furon                 Director,
                                            Company.                                                    Ameron International;
                                                                                                        Director, Remedy Temp; and
                                                                                                        Trustee, South Coast
                                                                                                        Repertory.

Thomas P. Kemp (71)         12/1997 to      Private Investor; Chairman, One Touch            51         None
Laguna Beach, California    Present         Technologies LLC (electronic systems for
Trustee                                     long-term care facilities). Formerly, Co-
                                            Chairman, U.S. Committee to Assist Russian
                                            Reform; and Chairman, Coca Cola Bottling
                                            Company of Los Angeles.

William J. Popejoy (63)     12/1997 to      President, Pacific Capital Investors.            51         Director, PacPro (vinyl
Newport Beach, California   Present         Formerly, Director, California State                        assembly products; formerly
Trustee                                     Lottery; and Chief Executive Officer, Orange                Western Printing).
                                             County, CA.

/1/ Trustees serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

14 Annual Report | 12.31.01

Officers of the Trust

Name, Age and                  Term of Office and
Position Held with Trust       Length of Time Served    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
William H. Gross (56)          12/1997 to Present       Managing Director, PIMCO; and Senior Vice President, PIMCO Funds:
Senior Vice President                                   Pacific Investment Management Series.

James F. Muzzy (61)            12/1997 to Present       Managing Director, PIMCO; and Vice President, PIMCO Funds:
Senior Vice President                                   Pacific Investment Management Series.

Jeffrey M. Sargent (38)        12/1997 to Present       Senior Vice President and Manager of Investment Operations Shareholder
Senior Vice President                                   Services, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities
                                                        Trust, Inc. and PIMCO Funds: Pacific Investment Management Series; and Vice
                                                        President, PIMCO Funds: Pacific Investment Management Series. Formerly,
                                                        Vice President, PIMCO.

William S. Thompson, Jr. (55)  12/1997 to Present       Chief Executive Officer and Managing Director, PIMCO; and Vice President,
Senior Vice President                                   PIMCO Funds: Pacific Investment Management Series and PIMCO Commercial
                                                        Mortgage Securities Trust, Inc.

Gregory A. Bishop (41)         12/1997 to Present       Senior Vice President, PIMCO. Formerly, investment consultant, William M.
Vice President                                          Mercer.

Steven P. Kirkbaumer (45)      10/1998 to Present       Vice President, PIMCO. Formerly, associated with Chancellor Capital
Vice President                                          Management.

Henrik P. Larsen (31)          02/1999 to Present       Vice President and Manager, Fund Administration, PIMCO; and Vice President,
Vice President                                          PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Supervisor,
                                                        PIMCO.

John P. Hardaway (43)          12/1997 to Present       Senior Vice President and Manager of Investment Operations Accounting,
Treasurer                                               PIMCO; Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                                        Funds: Pacific Investment Management Series, and PIMCO Funds: Multi-Manager
                                                        Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (54)           12/1997 to Present       Specialist, PIMCO; Secretary, PIMCO Commercial Mortgage Securities Trust,
Secretary                                               Inc.; PIMCO Funds: Pacific Investment Management Series; and Assistant
                                                        Secretary, PIMCO Funds: Multi-Manager Series. Formerly,Senior Portfolio
                                                        Administrator, PIMCO; and Senior Mutual Fund Analyst, PIMCO Advisors
                                                        Institutional.

Erik C. Brown (34)             02/2001 to Present       Vice President of Tax and Financial Reporting; and Assistant Treasurer,
Assistant Treasurer                                     PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Pacific
                                                        Investment Management Series, and PIMCO Funds: Multi-Manager Series.
                                                        Formerly, tax consultant for Deloitte & Touche and PricewaterhouseCoopers.


Michael J. Willemsen (41)      12/1997 to Present       Vice President, PIMCO; and Assistant Secretary, PIMCO Commercial Mortgage
Assistant Secretary                                     PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Funds: Pacific
                                                        Investment Management Series. Formerly, Project Lead, PIMCO.

                                                     12.31.01 | Annual Report 15

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $241 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902